                                                       Registration No. 33-57792
                                                                        811-7466

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 24


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                         Post-Effective Amendment No. 8


                                 VEL II ACCOUNT
               OF COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                               (Name of Depositor)
                          132 Turnpike Road, Suite 210
                        Southborough, Massachusetts 01772
                            Telephone: (508) 460-2400
               (Address of Depositor's Principal Executive Office)

          Jon-Luc Dupuy, Vice President, Assistant General Counsel and
                          Assistant Corporate Secretary
                 Commonwealth Annuity and Life Insurance Company
                          132 Turnpike Road, Suite 210
                        Southborough, Massachusetts 01772
                            Telephone: (508) 460-2408
               (Name and Address of Agent for Service of Process)

             It is proposed that this filing will become effective:

             |_| immediately upon filing pursuant to paragraph (b) of Rule 485


             |X| on May 1, 2007 pursuant to paragraph (b) of Rule 485


             |_| 60 days after filing pursuant to paragraph (a) (1) of Rule 485


             |_| on (date) pursuant to paragraph (a) (1) of Rule 485


             |_| this post-effective amendment designates a new effective
                 date for a previously filed post-effective amendment

                         FLEXIBLE PREMIUM VARIABLE LIFE


Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2006 and was filed on or before March 30, 2007.

                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                           SOUTHBOROUGH, MASSACHUSETTS

This Prospectus provides important information about Vari-Exceptional Life, an individual or group flexible premium variable life insurance policy issued by Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity") (in all jurisdictions except Hawaii and New York) to applicants who were Age 85 years old and under at the time of purchase.

The policies are funded through the VEL II Account of Commonwealth Annuity, a separate investment account referred to as the Separate Account, and a fixed-interest account of each Company that is referred to collectively as the General Account. The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Underlying
Funds:

GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)

Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund

Goldman Sachs Strategic International Equity Fund

Goldman Sachs Structured U.S. Equity Fund

AIM VARIABLE INSURANCE FUNDS  (SERIES I SHARES)

AIM V.I. Global Health Care Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)

AllianceBernstein Large Cap Growth Portfolio

DELAWARE VIP TRUST

Delaware VIP International Value Equity Series

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Fidelity VIP Asset Manager(SM) Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)

FT VIP Franklin Large Cap Growth Securities Fund
FT VIP Franklin Small-Mid Cap Growth Securities Fund

JANUS ASPEN SERIES (SERVICE SHARES)

Janus Aspen Large Cap Growth Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

A STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2007 CONTAINING MORE INFORMATION ABOUT THE POLICY IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. A COPY MAY BE OBTAINED FREE OF CHARGE BY CALLING 1-800-533-7881. THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION CAN ALSO BE OBTAINED FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE (http://www.sec.gov).

THE POLICIES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY. THIS LIFE POLICY IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.

                                DATED MAY 1, 2007

                                TABLE OF CONTENTS

SUMMARY OF RISKS AND BENEFITS                                                            4
   WHAT ARE THE POLICY'S BENEFITS?                                                       4
   WHAT ARE THE POLICY'S RISKS?                                                          5
SUMMARY OF RISKS AND BENEFITS:  FEE TABLES                                               6
   TRANSACTION FEES                                                                      6
   PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES                                   9
   ANNUAL FUND OPERATING EXPENSES                                                       12
THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS                                         13
   WHO IS THE COMPANY?                                                                  13
   WHAT IS THE SEPARATE ACCOUNT?                                                        13
   WHAT ARE THE FUNDS?                                                                  13
THE POLICY                                                                              17
   HOW DO I COMMUNICATE WITH THE COMPANY?                                               17
   HOW DO I APPLY FOR A POLICY?                                                         17
   CAN I EXAMINE AND CANCEL THE POLICY OR AN INCREASE IN FACE AMOUNT?                   18
   IS THERE A PAID-UP INSURANCE OPTION?                                                 19
   DOES THE COMPANY SUPPORT INCENTIVE FUNDING DISCOUNTING?                              19
   HOW DO I MAKE PAYMENTS?                                                              20
   HOW DO I ALLOCATE MY NET PAYMENTS?                                                   21
   CAN I MAKE TRANSFERS?                                                                21
   IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?                                21
   ARE THERE RESTRICTIONS ON DISRUPTIVE TRADING?                                        22
   IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?             23
   CAN I MAKE FUTURE CHANGES UNDER MY POLICY?                                           24
   HOW DO I CHANGE THE FACE AMOUNT OF MY POLICY?                                        24
   CAN I CONVERT MY POLICY INTO A FIXED POLICY?                                         25
   CAN I MAKE POLICY LOANS?                                                             25
   ARE POLICY LOANS PERMITTED IF THE POLICY WAS ISSUED IN CONNECTION WITH A TSA PLAN?   26
   CAN I SURRENDER THE POLICY?                                                          27
   CAN I MAKE PARTIAL WITHDRAWALS?                                                      27
   WHAT IS THE POLICY VALUE?                                                            28
THE DEATH BENEFIT                                                                       30
   WHAT ARE THE SUM INSURED OPTIONS?                                                    30
   CAN I CHANGE THE SUM INSURED OPTION?                                                 31
   IS A GUARANTEED DEATH BENEFIT AVAILABLE?                                             32
   WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?                                         33
TERMINATION AND REINSTATEMENT                                                           36
   WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY?                                   36
   WHAT ARE THE REINSTATEMENT PROVISIONS OF THE POLICY?                                 36
CHARGES AND DEDUCTIONS                                                                  38
   WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?                                             38
   WHAT IS THE MONTHLY DEDUCTION?                                                       38
   WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE SEPARATE ACCOUNT?    40
   HOW IS THE SURRENDER CHARGE CALCULATED?                                              41
   WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?                                          43
   WHAT ARE THE TRANSFER CHARGES?                                                       43

   WHAT IS THE CHARGE FOR AN INCREASE IN THE FACE AMOUNT?                               44
   ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?                                          44
   DOES THE COMPANY WAIVE CHARGES FOR ANY CLASSES OF POLICYOWNERS?                      44
FEDERAL TAX CONSIDERATIONS                                                              45
   HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?                                  45
   HOW ARE THE POLICIES TAXED?                                                          45
   HOW ARE POLICY LOANS TAXED?                                                          46
   WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?                         47
   WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE ACCOUNT?                  48
   CAN I BE CONSIDERED THE OWNER OF THE SEPARATE ACCOUNT ASSETS FOR TAX PURPOSES?       48
OTHER INFORMATION                                                                       49
   ARE THERE OTHER IMPORTANT POLICY PROVISIONS?                                         49
   CAN THE COMPANY DELAY PAYMENTS TO ME?                                                50
   DO I HAVE ANY VOTING RIGHTS?                                                         50
   WHAT REPORTS WILL I RECEIVE CONCERNING MY POLICY?                                    50
   ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE ACCOUNT?              51
   MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?                                     51
   WHAT IS MIXED AND SHARED FUNDING?                                                    52
   WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE VARIABLE ACCOUNT?   52
THE GENERAL ACCOUNT                                                                     53
GLOSSARY OF SPECIAL TERMS                                                               54

                          SUMMARY OF RISKS AND BENEFITS

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The remainder of this Prospectus offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.

The Policy is a life insurance contract with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policy is "variable" because the Policy Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the Death Benefit may vary with the investment experience of the Sub-Accounts.

Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments, and making planned payments will not guarantee that the Policy will remain in force.

WHAT ARE THE POLICY'S BENEFITS?

While the Policy is in force, it will provide:

     -    Life insurance coverage on the named Insured

     -    Policy Value

     -    Surrender rights and partial withdrawal rights

     -    Loan privileges

Other benefits previously available through the policy included:

     - Waiver of Premium Rider - This Rider provides that, during periods of total disability, continuing more than four months, the Company will add to the Policy Value each month an amount selected by you or the amount needed to pay the Policy charges, whichever is greater. This value will be used to keep the Policy in force. This benefit is subject to the Company's maximum issue benefits. Its cost will change yearly.

     - Guaranteed Insurability Rider - This rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

     - Other Insured Rider - This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "Other Insured" to convert the coverage to a flexible premium adjustable life insurance Policy.

     - Children's Insurance Rider - This rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

     - Accidental Death Benefit Rider - This Rider pays an additional benefit for death resulting from a covered accident prior to the Policy anniversary nearest the Insured's Age 70.

     - Exchange Option Rider - This Rider allows you to use the Policy to insure a different person, subject to Company guidelines.

     - Living Benefits Rider - a This Rider permits part of the proceeds of the Policy to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

     - Guaranteed Death Benefit Rider - This Rider, WHICH IS AVAILABLE ONLY AT DATE OF ISSUE, (a) guarantees that the Policy will not lapse regardless of the performance of the Separate Account, and (b) provides a guaranteed net death benefit.

WHAT ARE THE POLICY'S RISKS?

There are certain risks associated with the Policy:

     - There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy will terminate if Policy Value is insufficient to cover certain monthly charges plus loan interest accrued, or if Outstanding Loans exceed the Policy Value less surrender charges. The Policies are unsuitable as short-term savings vehicles.

     - The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit is in effect. The Guaranteed Death Benefit may not be available in all states.

     - Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value, and will reduce the Death Benefit. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy loan may have tax consequences.

     - Surrender of the Policy may be subject to a substantial surrender charge. Partial Withdrawals may be subject to surrender charges and a Partial Withdrawal Charge.

     - A Policy may be considered a "modified endowment contract" if total payments during the first seven Policy years (or within seven years of a material change in the Policy) exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level annual payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. In addition, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income.

     - Each Fund is subject to investment risks and other risks. We do not promise that the Funds will meet their investment objectives. Amounts that you have allocated to Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which those Sub-Accounts invest. Your bear the investment risk that those Funds possibly will not meet their investment objectives. A description of each Fund's investment policies and a comprehensive discussion of the risks of each Fund may by found in the Fund's prospectus.

                    SUMMARY OF RISKS AND BENEFITS: FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES

           CHARGE                              WHEN CHARGE IS DEDUCTED                        AMOUNT DEDUCTED
------------------------------   -----------------------------------------------   -------------------------------------
MAXIMUM SALES CHARGE IMPOSED                           N/A                                          None
ON PREMIUMS (LOAD)

PREMIUM TAXES                    When a premium payment is made                    2.50% of each premium payment

DEFERRED ACQUISITION COSTS       When a premium payment is made                    1.00% of each premium payment
("DAC TAX" CHARGE)

SURRENDER CHARGE - DEFERRED      Upon Surrender or a Decrease in Face Amount for   $8.50 per thousand dollars of the
ADMINISTRATIVE CHARGE (1)        up to 15 years from Date of Issue of the Policy   initial Face Amount or of an increase
                                 or from the Date of increase in Face Amount,      in Face Amount.
                                 respectively

SURRENDER CHARGE - DEFERRED
SALES CHARGE (1)

   Minimum and Maximum Charge    Upon Surrender or a Decrease in Face Amount for   The Minimum charge is $7.68 and the
                                 up to 15 years from Date of Issue of the Policy   maximum charge is $38.25 per $1,000
                                 or from the Date of increase in Face Amount,      of face amount.
                                 respectively.

   Charge for a representative                                                     For a Male Standard Non-Smoker Age
   Policy owner                                                                    45, the rate is $23.61 per $1,000 of
                                                                                   face amount.

PARTIAL WITHDRAWAL CHARGE(2)     Upon Partial Withdrawals in excess of the Free    5% of any withdrawals in excess of
                                 10% Withdrawal Amount                             the Free 10% Withdrawal amount.

PARTIAL WITHDRAWAL TRANSACTION   Upon any Partial Withdrawal                       2% of the amount withdrawn, not to
FEE                                                                                exceed $25



INCREASE IN FACE AMOUNT          Upon increasing the Face Amount of the Policy     $40 administrative fee

TRANSFER CHARGES                 Upon the 13th transfer and each subsequent        Currently $10 per transfer,
                                 transfers in a Policy Year.                       guaranteed not to exceed $25 per
                                                                                   transfer.

SPLIT OPTION RIDER/              Upon adding the rider to the contract             $20 (one-time fee)
EXCHANGE OPTION RIDER

LIVING BENEFITS RIDER
   Minimum and Maximum Charge    Upon exercising the rider                         One-time fee of $150, plus an
                                                                                   additional charge based on the
                                                                                   present value of expecte premiums
                                                                                   associated with the benefit. The
                                                                                   minimum additional charge is $1.61
                                                                                   and the maximum additional charge is
                                                                                   $850

   Charge for a representative   Upon exercising the rider                         Per $1,000 of original Face Amount: a
   Policy owner                                                                    representative charge is $13.10 (for
                                                                                   a Male Standard, Age 45)

GUARANTEED DEATH BENEFIT RIDER   Upon adding the rider (available only at issue)   $25 (one-time fee)

PAID-UP INSURANCE OPTION                                N/A                                         None

CHANGING NET PAYMENT             Upon changing allocations of Net Payments         Currently there is no charge. Any
ALLOCATION                                                                         future charge is guaranteed not to
                                                                                   exceed $25.

CHANGING MONTHLY DEDUCTION       Upon changing allocation of the Monthly           Currently there is no charge. Any
ALLOCATION                       Deduction                                         future charge is guaranteed not to
                                                                                   exceed $25.

PROVIDING A PROJECTION OF        Upon requesting a projection of values            Currently there is no charge. Any
VALUES (3)                                                                         future charge is guaranteed not to
                                                                                   exceed $25.

(1) SURRENDER CHARGES - At any time that the Policy is in effect, a Policyowner may elect to surrender the Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above. The surrender charge is imposed only if, during its duration, you request a full surrender or a decrease in the Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b), where (a) is a dEFERRED ADMINISTRATIVE CHARGE, and (b) is a DEFERRED SALES CHARGE.

The DEFERRED ADMINISTRATIVE CHARGE is $8.50 per thousand dollars of the initial Face Amount or of an increase in the Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, Policy administration, decreasing the Face Amount, and surrendering a Policy. Because the maximum surrender charge reduces by 0.5% or more per month (depending on issue Age) after the 40th Policy month from the Date of Issue or the effective date of an increase in the Face Amount, in certain situations some or all of the deferred administrative charge may not be assessed upon surrender of the Policy.

The DEFERRED SALES CHARGE is equal to 49% of premiums received up to a maximum number of Guideline Annual Premiums that vary by issue Age. This maximum number varies from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 85). In accordance with state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of the initial Face Amount. The deferred sales charge varies based on individual characteristics (sexes, issue ages and underwriting classes) of the Insureds. Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, the minimum is $7.68 (for a Female Standard Smoker Age 0) and the maximum is $38.25 (for a Male Standard Smoker Age 53) per $1000 of Face Amount.

The surrender charge shown in the table may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the front cover of this Prospectus or contact your agent.

(2) PARTIAL WITHDRAWALS - The Company will reduce the amount of the Policy's outstanding Surrender Charge by the amount of the Partial Withdrawal Charge. If no Surrender Charges apply to the Policy at the time of a withdrawal, no partial withdrawal charge will apply to that withdrawal.

(3) PROVIDING A PROJECTION OF VALUES - You may request a free personalized illustration of death benefits, cash surrender values and cash values once annually. The Company may in its discretion provide additional personalized illustrations upon request. We currently do not charge for personal illustrations, but we reserve the right to charge a fee, not to exceed $25, if you request more than one illustration annually.

                                      * * *

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE FUND FEES AND EXPENSES. THE SEPARATE ACCOUNT MORTALITY AND EXPENSE RISK FEES AND THE SEPARATE ACCOUNT ADMINISTRATIVE CHARGE ARE DEDUCTED FROM THE SEPARATE ACCOUNT ON A DAILY BASIS. ALL OF THE OTHER FEES ARE CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

                         CHARGE                     WHEN CHARGE IS DEDUCTED                  AMOUNT DEDUCTED
-------------------------------------------------   -----------------------   ---------------------------------------------
COST OF INSURANCE (1)

   Minimum and Maximum charge                              Monthly            Per $1,000 of original Face Amount, the
                                                                              minimum is $0.05 and the maximum is $83.33

   Charge for a representative Policy owner                Monthly            Per $1,000 of original Face Amount: a
                                                                              representative charge is  $0.25 (for a Male
                                                                              Standard Non-Smoker Age 45)

MONTHLY ADMINISTRATIVE FEE                                 Monthly            $5.00

SEPARATE ACCOUNT MORTALITY AND EXPENSE RISK FEES            Daily             Annual rate of 0.65% of Separate Account
                                                                              assets (guaranteed not to exceed 0.90%)

SEPARATE ACCOUNT ADMINISTRATIVE CHARGE                Daily for the first     Annual rate of 0.15% of Separate Account
                                                        ten Policy years      assets (guaranteed not to exceed 0.25%)

MONTHLY CHARGES FOR OPTIONAL BENEFITS(2)                   Monthly            Varies depending upon the optional benefits
                                                                              selected, and by the individual
                                                                              characteristics of the Insureds

OTHER INSURED RIDER

      Minimum and Maximum charge                           Monthly            Per $1,000 of original Face Amount: the
                                                                              minimum is $0.06 and the maximum is $83.33

      Charge for a representative Policy owner             Monthly            Per $1,000 of original Face Amount: a
                                                                              representative charge is $0.51 (for a Male
                                                                              Standard Non-Smoker Age 45)

WAIVER OF PREMIUM RIDER                                    Monthly            Per $1000 of the monthly benefit, the minimum
      Minimum and Maximum charge                                              is $0.01 and the maximum is $187.51

      Charge for a representative Policy owner             Monthly            Per $1,000 of original Face Amount: a
                                                                              representative charge is $0.03 (for a Male
                                                                              Standard Non-Smoker Age 45)

GUARANTEED INSURABILITY RIDER

     Minimum and Maximum charge                            Monthly            Per $1,000 of original Face Amount: the
                                                                              minimum is $0.03 and the maximum is $1.71.

    Charge for a representative                            Monthly            Per $1,000 of original Face Amount: a
    Policy owner                                                              representative charge is $0.38 (for a Male
                                                                              Standard Non-Smoker Age 45)

                                                           Monthly            $0.40 per $1000 of benefit
CHILDREN'S INSURANCE RIDER

ACCIDENTAL DEATH BENEFIT RIDER

      Minimum and Maximum charge                           Monthly            Per $1,000 of original Face Amount: the
                                                                              minimum is $0.07 and the maximum is $0.36.

      Charge for a representative                          Monthly            Per $1,000 of original Face Amount: a
      Policy owner                                                            representative charge is $0.08 (for a Male
                                                                              Standard Non-Smoker Age 45)

LOAN INTEREST (3)                                  Paid in arrears annually   8 % of the loan amount (3)
                                                   (accrues daily)

PAID-UP INSURANCE OPTION                                     N/A                              None

(1) COST OF INSURANCE - Charges vary based on individual characteristics such as the age, Policy year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate that the guaranteed rate shown in your Policy. We calculate a separate cost of insurance rate for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. The charges shown in the table may not be representative of the charge that a particular Policy owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent. For more information about the calculation of the cost of insurance charges, see CHARGES AND DEDUCTIONS.

Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum Cost of Insurance Charge is $0.02 (for Female Preferred Non-Smoker Age 25) and the maximum is $83.33 (for a Male Sub-Standard Smoker Rated 500% & $5 Permanent Flat Extra Age 94).

(2) MONTHLY CHARGES FOR OPTIONAL BENEFITS - The charges for these benefits vary depending upon the optional benefits selected, and by the individual characteristics of the Insureds. The charges shown in the table may not be representative of the charge that a particular Policy owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent.

OTHER INSURED RIDER - Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum charge is $0.06 and the maximum charge is $83.33

GUARANTEED INSURABILITY RIDER - Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face
Amount: the minimum is $0.03 (for Female Preferred Smoker Age 6) and the maximum is $1.71 (for a Male Standard Smoker Age 65).

ACCIDENTAL DEATH BENEFIT RIDER -- Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum is $0.07 (for Female Preferred Smoker Age 5) and the maximum is $0.36 (for a Male Sub-Standard Smoker Rated Age 65).

(3) POLICY LOANS - Outstanding Policy loans are charged interest at an annual rate of 8.00%, which accrues daily and is payable in arrears. However, as long as the Policy is in force, the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year.

PREFERRED LOAN OPTION - A preferred loan option is available under the Policy. After the tenth Policy anniversary the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.

                                      * * *

                                      * * *

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSED CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                         ANNUAL FUND OPERATING EXPENSES


          TOTAL ANNUAL FUND OPERATING EXPENSES                    MINIMUM                          MAXIMUM
          ------------------------------------                    -------                          -------
Expenses that are deducted from Fund assets, including   Annual charge of 0.57%(1)     Annual charge of 1.41%(2)(3)(4)
management fees, distribution and/or service (12b-1)     of average daily net assets   of average daily net assets
fees and other expenses.



(1) A portion of the brokerage commissions that the funds pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses is 0.56% for Fidelity VIP Equity-Income Portfolio.

(2) The Fund's annual operating expenses are based on actual expenses for the fiscal year ended December 31, 2006.

(3) The Investment Adviser has contractually agreed to limit "Other Expenses" (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.044% of the Fund's average daily net assets. The Investment Adviser may cease or modify the expense limitations at its discretion at any time. If this occurs, " Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

(4) The Investment Adviser has entered into a management fee reduction commitment to the Goldman Sachs VIT International Equity Fund which was on a voluntary basis prior to April 28, 2006 and on a contractual basis as of April 28, 2006.


The table above shows the minimum and maximum expenses of the Funds during 2006. The levels of fees and expenses vary amount the Underlying Funds, and may vary from year to year. The Underlying Fund information is based on information provided by the Underlying Funds and is not independently verified by the Company.

                 THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS

WHO IS THE COMPANY?


Effective September 1, 2006, Allmerica Financial Life Insurance and Annuity Company was renamed Commonwealth Annuity and Life Insurance Company and the principal office was relocated to 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400. Unless otherwise specified, any reference to the "Company" refers to Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity ").


Commonwealth Annuity is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, Commonwealth Annuity was a direct subsidiary of First Allmerica Financial Life Insurance Company, which in turn was a direct subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). Effective December 31, 2002, Commonwealth Annuity became a Massachusetts domiciled insurance company and a direct subsidiary of THG. On December 30, 2005, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"), 85 Broad Street, New York, NY 10004.


As of December 31, 2006, Commonwealth Annuity had over $11 billion in assets and over $13 billion of life insurance in force.

Commonwealth Annuity is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, it is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Its Principal Office is located at 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400.


WHAT IS THE SEPARATE ACCOUNT?

In this prospectus, "Separate Account" refers to the VEL II Account of Commonwealth Annuity. The Separate Account is a separate investment account compromised of Sub-Accounts. Each Sub-Account invests in a corresponding investment portfolio ("Fund") of a management investment company. The assets used to fund the variable portion of the Policy are set aside in the Separate Account, and are kept separate from the general assets of the Company. Under Massachusetts law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company, or the other Sub-Accounts. The Company is obligated to pay all amounts promised under the Policies.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the Sub-Accounts. The Company may also offer other variable life insurance policies investing in the Separate Account, which are not discussed in this Prospectus. In addition the Separate Account may invest in other underlying funds that are not available to the Policies described in this prospectus.

WHAT ARE THE FUNDS?

Each Sub-Account invests in a corresponding investment portfolio ("Fund") of an open-end management investment company. The Funds available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. The investment advisers of the Funds may manage publicly traded mutual funds with similar names and objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Funds and any similarly named publicly traded mutual fund may differ substantially.

A summary of investment objectives of each of the Funds is set forth below. Certain Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Funds, along with this Prospectus. There can be no assurance that the investment objectives of the Underlying Funds can be achieved or that the value of the Policy will equal or exceed the aggregate amount of the purchase payments made under the Policy. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level. In some states, insurance regulations may restrict the availability of particular Funds.

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

GOLDMAN SACHS VARIABLE SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)

ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L.P.


ADVISER: GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL - GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND


GOLDMAN SACHS CAPITAL GROWTH FUND - seeks long-term growth of capital.

GOLDMAN SACHS CORE FIXED INCOME FUND - seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.

GOLDMAN SACHS EQUITY INDEX FUND - seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks. The sub-adviser is SSgA Funds Management, Inc.

GOLDMAN SACHS GOVERNMENT INCOME FUND - seeks a high level of current income, consistent with safety of principal.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND - seeks long-term growth of capital.

GOLDMAN SACHS MID CAP VALUE FUND - seeks long-term capital appreciation.


GOLDMAN SACHS MONEY MARKET FUND - The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Money Market Fund pursues its investment objective by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Fund may also invest in U.S. dollar denominated obligations of foreign banks, foreign companies and foreign governments.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND - seeks long-term capital appreciation. The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the U.S. This Fund was formerly known as Goldman Sachs International Equity Fund.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND - The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.


AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)

ADVISER: A I M ADVISORS, INC.


AIM V.I. GLOBAL HEALTH CARE FUND -- The fund's investment objective is capital growth. The Fund normally invests at least 80% of its net assets in esecurities of health care industry companies.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)


ADVISER: ALLIANCEBERNSTEIN L.P.


ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO -- seeks long-term growth of capital.

DELAWARE VIP TRUST

ADVISER: DELAWARE MANAGEMENT COMPANY


DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES -- seeks long-term growth without undue risk to principal. The Series invests primarily in foreign securities that provide the potential for capital appreciation. At least 65% of the Series total assets will be invested in equity securities of issuers from foreign countries.


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

FIDELITY VIP ASSET MANAGER(SM) PORTFOLIO -- seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity Investments Money Management, Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP EQUITY-INCOME PORTFOLIO seeks reasonable income. The Fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield of securities comprising the Standard & Poor's 500(SM) (S&P 500(R)). The sub-adviser is FMR Co., Inc.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The sub-adviser is FMR Co., Inc.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks high level of current income, while also considering growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)

ADVISER: FRANKLIN ADVISERS, INC.


FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND -- seeks capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies and normally invests predominantly in equity securities.

FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies.


JANUS ASPEN SERIES (SERVICE SHARES)

ADVISER: JANUS CAPITAL

JANUS ASPEN LARGE CAP GROWTH PORTFOLIO -- seeks long-term growth of capital in a manner consistent with the preservation of capital.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

ADVISER: T. ROWE PRICE INTERNATIONAL, INC.


T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. Normally at least 80% of the fund's net assets will be invested in stocks. The fund is intended for long-term investing and is subject to the risks unique to international investing such as changes in currency values, and also geographic or, potentially, emerging markets risks. The sub-adviser is T. Rowe Price Associates, Inc.


                                      * * *

If there is a material change in the investment policy of a fund, we will notify you of the change. If you have Policy Value allocated to that fund, you may without charge reallocate the Policy Value to another fund or to the Fixed Account. We must receive your written request within 60 days of the LATEST of the:

     -    Effective date of the change in the investment policy OR

     -    Receipt of the notice of your right to transfer.

                                   THE POLICY

As of the date of this Prospectus, the Company has effectively ceased issuing new Policies, except in connection with certain pre-existing contractual plans and programs. This Prospectus provides only a very brief overview of the more significant aspects of the Policy and of the Company's administrative procedures for the benefit of the Company's current Policyowners. The Policy together with its attached application constitutes the entire agreement between you and the Company.

HOW DO I COMMUNICATE WITH THE COMPANY?

You may contact us at the address or telephone number shown on page 57 of this Prospectus or by contacting your agent.

EFFECTIVE DATE OF TRANSACTIONS

Once your Policy is in force, the effective date of payments, forms and requests you send is usually determined by the day and time we receive the item in good order at the mailing address that appears in this Prospectus. "Good order" means that we have received all information, letters, forms or other documents, completed to our satisfaction, which we believe are necessary to process the transaction. Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in good order before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request after the close of business on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

Other forms, notices and requests are normally effective on the day that we receive them in good order, unless the transaction is scheduled to occur on another business day. Assignments, change of owner and change of beneficiary forms are effective as of the day you sign the assignment or form, once we receive them in good order.

WRITTEN REQUESTS

Whenever this Prospectus refers to a communication as a "written request," it means in writing, in form and substance reasonably satisfactory to us, and received at the mailing address indicated on the front cover of this Prospectus. We will process the transaction when the written request is received in good order. For some transactions, including assignments, loans, withdrawals, and surrender of the Policy, we require you to use Company forms. You may obtain Company forms by calling 1-800-533-7881. You may also obtain Company forms at our Company web site: https://cwannuity.se2.com.

TELEPHONE REQUESTS

You have the privilege to make telephone requests. The Company and our agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded.

We cannot guarantee that you will always be able to reach us to complete a telephone transaction. We reserve the right to modify or discontinue the privilege to make requests by telephone at any time without prior notice. Under these circumstances, you should submit your request in writing or other form acceptable to us.

HOW DO I APPLY FOR A POLICY?

The Company is not currently issuing new Policies. The following is provided as general information concerning the Company's procedures for issuing policies.

Upon receipt at its Service Office of a completed application from a prospective Policyowner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve medical examinations, and may require that further information be provided by the proposed Policyowner before a determination of insurability can be made. The Company reserves the right to reject an application which does not meet its underwriting guidelines, but in underwriting insurance, the Company complies with all applicable federal and state prohibitions concerning unfair discrimination. If the application is approved and the Policy is issued and accepted by you, the initial premium held in the General Account will be credited with interest at a specified rate, beginning not later than the date of receipt of the premium at the Service Office. IF A POLICY IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

It is possible to obtain life insurance protection during the underwriting process through a Conditional Insurance Agreement. If at the time of application you make a payment equal to at least one minimum monthly payment for the Policy as applied for, the Company will provide conditional insurance, subject to the terms of the Conditional Insurance Agreement. This coverage generally will continue for a maximum of 90 days from the date of the application or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.

CAN I EXAMINE AND CANCEL THE POLICY OR AN INCREASE IN FACE AMOUNT?

Yes. The Policy provides for an initial "Free-Look" period. You may cancel the Policy by mailing or delivering the Policy to the Service Office or an agent of the Company on or before the latest of:

     -    45 days after the application for the Policy is signed, or

     - 10 days after you receive the Policy (or longer if required by state law), or

     - 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you; or

     - 60 days after you receive the Policy, if the Policy was purchased in New York as a replacement for an existing policy.

When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.

Where required by state law, the refund will equal the premiums paid. In all other states or if the Policy was issued in New York as a replacement, the refund will equal the sum of:

(1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the Separate Account, plus

(2)  the value of the amounts allocated to the Separate Account, plus

(3)  any fees or charges imposed on the amounts allocated to the Separate
     Account.

The amount refunded in (1) above includes any premiums allocated to the General Account.

FREE LOOK WITH FACE AMOUNT INCREASES

After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of:

     -    45 days after the application for the increase is signed, or

     - 10 days after you receive the new specifications pages issued for the increase (or longer if required by state law), or

     - 10 days after the Company mails or delivers a Notice of Withdrawal Rights to you.

Upon canceling the increase, you will receive a credit to your Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company also will waive any surrender charge calculated for the increase.

IS THERE A PAID-UP INSURANCE OPTION?

Upon Written Request, a Policyowner may exercise a paid-up insurance option. Paid-up life insurance is fixed insurance, usually having a reduced Face Amount, for the lifetime of the Insured with no further premiums due. If the Policyowner elects this option, certain Policyowner rights and benefits may be limited.

The paid-up fixed insurance will be in the amount that the Surrender Value of the Policy can purchase for a net single premium at the Insured's Age and Underwriting Class on the date this option is elected. The Company will transfer any Policy Value in the Separate Account to the General Account on the date it receives the Written Request to elect the option. If the Surrender Value exceeds the net single premium necessary for the fixed insurance, the Company will pay the excess to the Policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex Policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICYOWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

     - As described above, the paid-up insurance benefit is computed differently from the net death benefit, and the death benefit options will not apply.

     - The Company will transfer the Policy Value in the Separate Account to the General Account on the date it receives the written request to elect the option. The Company will not allow transfers of Policy Value from the General Account back to the Separate Account.

     -    The Policyowner may not make further premium payments.

     - The Policyowner may not increase or decrease the Face Amount or make partial withdrawals.

     -    Riders will continue only with the Company's consent.

After electing paid-up fixed insurance, the Policyowner may make Policy loans or surrender the Policy for its net cash value. The cash value is equal to the net single premium for paid-up insurance at the Insured's attained age. The net cash value is the cash value less any outstanding loans.

DOES THE COMPANY SUPPORT INCENTIVE FUNDING DISCOUNTING?

Yes. The Company will lower the cost of insurance charges by 5% during any Policy year for which you qualify for an incentive funding discount. To qualify, total premiums paid under the Policy, less any debt, withdrawals and withdrawal charges, and transfers from other policies issued by the Company, must exceed 90% of the guideline level premiums (as defined in Section 7702 of the Internal Revenue Code of 1986 (the "Code"), accumulated from the Date of Issue to the date of qualification. The incentive funding discount is not available in all states.

The amount needed to qualify for the incentive funding discount is determined on the Date of Issue for the first Policy year and on each Policy anniversary for each subsequent Policy year. If the Company receives the proceeds from a Policy issued by an unaffiliated company to be exchanged for the Policy, however, the qualification for the incentive funding discount for the first Policy year will be determined on the date the proceeds are received by the Company, and only insurance charges becoming due after the date such proceeds are received will be eligible for the incentive funding discount.

HOW DO I MAKE PAYMENTS?

Payments are payable to the Company, and may be mailed to the Service Office or paid through one of the Company's authorized agents. All premium payments after the initial premium payment are credited to the Separate Account or the General Account as of date of receipt at the Service Office. Payments received before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be credited to the Variable Account or the Fixed Account as of the end of that day. If we receive your payment after the close of business on a business day, your payment or request will be effective as of the end of the next business day.

PREMIUM FLEXIBILITY

Unlike conventional insurance policies, the Policy does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule. You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums will not itself cause the Policy to lapse. However, if the optional Guaranteed Death Benefit rider is in effect, certain minimum premium payment tests must be met.

You also may make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below.

You also may elect to pay premiums by means of a monthly automatic payment procedure. Under this procedure, amounts will be deducted each month from your checking account, generally on the Monthly Payment Date, from your checking account and applied as a premium under a Policy. The minimum payment permitted under this procedure is $50.

Premiums are not limited as to frequency and number. No premium payment may be less than $100, however, without the Company's consent. Moreover, premium payments must be sufficient to provide a positive Surrender Value at the end of each Policy month, or the Policy may lapse.

MINIMUM MONTHLY FACTOR

The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

     - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

     -    Debt does not exceed Policy Value less surrender charges, then

     -    the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy, which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will accept only that portion of the premiums that shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned, and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules.

Notwithstanding the current maximum premium limitations, however, the Company will accept a premium that is needed in order to prevent a lapse of the Policy during a Policy year.

HOW DO I ALLOCATE MY NET PAYMENTS?

The Net Premium equals the premium paid less the 3.50% tax expense charge. In the application for a Policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than 20 Sub-Accounts at any one time. The minimum amount that may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33?% may not be chosen) and must total 100%.

FUTURE CHANGES ALLOWED

You may change the allocation of future Net Premiums by written or telephone request. An allocation change will be effective as of the date of receipt of the request in good order at the Service Office.

INVESTMENT RISK

The Policy Value in the Sub-Accounts will vary with their investment experience. You bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners should periodically review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

CAN I MAKE TRANSFERS?

Yes. Subject to the Company's then current rules, you may transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Policy Value held in the General Account to secure a Policy loan may not be transferred. If we receive a transfer request after the close of business (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange, if earlier), it will be effected at the end of the next business day.

IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?

Yes. The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

     -    the minimum or maximum amount that may be transferred,

     - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

     -    the minimum period of time between transfers, and

     -    the maximum number of transfers in a period.

If you request a transfer from a Sub-Account that is higher than your Policy Value in the Sub-Account on the valuation date for the transfer request (for example, if you request a transfer of $100 from a Sub-Account and the Policy Value in the Sub-Account is only $98 on the valuation date), we will transfer all of the Policy Value in the Sub-Account.

Currently, transfers to and from the General Account are permitted only if:

     - There has been at least a 90-day period since the last transfer from the General Account, and

     - the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

Currently, the first 12 transfers in a Policy year will be free of a transfer charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment Policy will not count towards the 12 free transfers.

These rules are subject to change by the Company.

ARE THERE RESTRICTIONS ON DISRUPTIVE TRADING?

This Policy is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Underlying Fund (collectively, "Disruptive Trading"). These activities may require the Underlying Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Underlying Fund's shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As a result, Disruptive Trading may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Policy Owners.

In order to protect our Policy Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Underlying Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

-    the number of transfers made over a period of time;

-    the length of time between transfers;

- whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Underlying Funds;

-    the dollar amount(s) requested for transfers; and

- whether the transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners; and

-    the investment objectives and/or size of the Underlying Funds.

We may increase our monitoring of Policy Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Policy Owners. We will also investigate any patterns of disruptive trading identified by the Underlying Funds that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from Sub-Account to Sub-Account. The Disruptive Trading Procedures limit the number of transfers a Policy Owner may make during a given period, limit the number of times a Policy Owner may transfer into particular funds during a given period, and place restrictions as to the time or means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. In certain states, the Disruptive Trading Procedures apply dollar or percentage limitations, rather than restrictions on the number of transfers. Subject to the terms of the Policy, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners or other holders of the Underlying Funds.

In addition, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Underlying Fund refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a Policy Owner has requested. In the future, some Underlying Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds.

We apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Policy Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Policy Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions, you may experience dilution in the value of your Underlying Fund shares. There may be increased brokerage and administrative costs within the Underlying Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Under rules recently adopted by the Securities and Exchange Commission, effective April 16, 2007, we will be required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that will obligate us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?

Yes. You may have automatic transfers of at least $100 a month made on a periodic basis:

     - from the Sub-Accounts which invest in the Goldman Sachs Money Market Fund and Goldman Sachs Government Income Fund, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

     - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

If the policy goes into a grace period (see WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY? under TERMINATION AND REINSTATEMENT), automatic Dollar Cost Averaging and Automatic Account Rebalancing transactions are suspended. If you make sufficient payments to keep the policy in force, Dollar Cost Averaging and Automatic Account Rebalancing will resume with the next scheduled automatic transaction.

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

     -    Cancel your Policy under its right-to-examine provision

     -    Transfer your ownership to someone else

     -    Change the beneficiary

     - Change the allocation of payments, with no tax consequences under current law

     -    Make transfers of Policy Value among the funds

     -    Adjust the death benefit by increasing or decreasing the Face Amount

     -    Add or remove certain optional insurance benefits

HOW DO I CHANGE THE FACE AMOUNT OF MY POLICY?

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Policy at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Service Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES IN THE FACE AMOUNT

Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured also is required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches Age 85. An increase must be accompanied by an additional premium if the Surrender Value is less than $50 plus an amount equal to the sum of two Minimum Monthly Factors.

On the effective date of each increase in the Face Amount, a transaction charge of $40 will be deducted from the Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount generally will affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge also will be calculated for the increase.

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase canceled and the charges which would not have been deducted but for the increase will be credited to the Policy, and (2) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES IN THE FACE AMOUNT

The minimum amount for a decrease in the Face Amount is $10,000. The Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in the Face Amount, the Policy would not comply with the maximum premium limitation applicable under the IRS Rules, the decrease may be limited or Policy Value may be returned to the Policyowner (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a Policyowner's monthly cost of insurance charges. For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

     -    the Face Amount provided by the most recent increase;

     -    the next most recent increases successively; and

     -    the initial Face Amount.

This order also will be used to determine whether a surrender charge will be deducted and in what amount. If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount deducted.

CAN I CONVERT MY POLICY INTO A FIXED POLICY?

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount (assuming the Policy is in force), you may convert your Policy without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, at your request the Company will issue a flexible premium adjustable life insurance Policy to you. The new Policy will have the same Face Amount, Issue Age, Dates of Issue, and Premium Class as the original Policy.

CAN I MAKE POLICY LOANS?

You may borrow against the Policy Value. Policy loans may be obtained by request to the Company on the sole security of the Policy. The total amount which may be borrowed is the Loan Value.

In the first Policy year, the Loan Value is 75% of Policy Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on Debt to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to the Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan.

You must use Company forms to request a loan. You may obtain a Company loan form by calling 1-800-533-7881. You may also obtain a Company loan form at our Company web site, https://cwannuity.se2.com.

The loan amount normally will be paid within seven days after the Company receives the written loan request on a Company loan form at the Service Office, but the Company may delay payments under certain circumstances.

A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. The Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account as security for the loan, and the number of Accumulation Units equal to the Policy Value so transferred will be canceled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

The Policy loan rights of Policyowners who are participants under Section 403(b) plans are restricted.

LOAN AMOUNT EARNS INTEREST IN GENERAL ACCOUNT

As long as the Policy is in force, the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH POLICY VALUE.

PREFERRED LOAN OPTION

A preferred loan option is available under the Policy. The preferred loan option will be available upon written request. It may be revoked by you at any time. You may change a preferred loan to a non-preferred loan at any time upon written request. If this option has been selected, after the tenth Policy anniversary the Policy Value in the General Account that is equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans, which may be treated as a taxable distribution from the Policy. Consult a qualified tax adviser. THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED

Outstanding Policy loans are charged interest. Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and will bear interest at the same rate. If the new loan amount exceeds the Policy Value in the General Account after the due and unpaid interest is added to the loan amount, the Company will the transfer Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

REPAYMENT OF LOANS

Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of the Debt, the portion of the Policy Value that is in the General Account securing the loan repaid will be allocated to the various Accounts and increase the Policy Value in such accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed the Policy Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value.

EFFECT OF POLICY LOANS

Policy loans may be repaid at any time prior to the lapse of the Policy. However, because Policy loans do not participate in the investment experience of the Separate Account, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds, whether or not the loan is repaid. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account that is security for the loan. Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.

ARE POLICY LOANS PERMITTED IF THE POLICY WAS ISSUED IN CONNECTION WITH A TSA
PLAN?

If your Policy was issued in connection with a TSA plan, Policy loans are permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code Section 72(p), the TSA plan may become disqualified and Policy Values may be includible in your current income. Policy loans must meet the following additional requirements:

- Loans must be repaid within five years, except when the loan is used to acquire any dwelling unit which within a reasonable time is to be used as the Policy owner's principal residence.

- All Policy loans must be amortized on a level basis with loan repayments being made not less frequently than quarterly.

- The sum of all outstanding loan balances for all loans from all of your TSA plans may not exceed the lesser of:

          - $50,000 reduced by the excess (if any) of the highest outstanding balance of loans from all of the Policy owner's TSA plans during the one-year period preceding the date of the loan, minus the outstanding balance of loans from the Policy owner's TSA plans on the date on which such loan was made;

                                       OR

          - 50% of the Policy owner's non-forfeitable accrued benefit in all of his/her TSA plans, but not less than $10,000.

A QUALIFIED TAX ADVISER SHOULD BE CONSULTED BEFORE REQUESTING A POLICY LOAN IN CONNECTION WITH A TSA PLAN.

CAN I SURRENDER THE POLICY?

Yes. You may surrender the Policy and receive its Surrender Value. You must use Company forms to surrender the Policy. You may obtain a Company surrender form by calling 1-800-533-7881. The Surrender Value will be calculated as of the Valuation Date on which the Policy and completed surrender forms are received in good order at the Service Office.

The Surrender Value is equal to:

     -    the Policy Value, MINUS

     -    any Debt and applicable surrender charges.

A surrender charge is calculated upon issuance of the Policy and from the effective date of any increase in the Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above.

The proceeds on surrender may be paid in a single lump sum or under one of the payment options. Normally, the Company will pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described under OTHER INFORMATION - CAN THE COMPANY DELAY PAYMENTS TO ME?

The surrender rights of Policyowners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas
ORP) are restricted.

For important tax consequences which may result from surrender, see FEDERAL TAX CONSIDERATIONS.

CAN I MAKE PARTIAL WITHDRAWALS?

Yes. Any time after the first Policy year, you may withdraw a portion of the Surrender Value of your Policy, subject to the limits stated below. You must use Company forms to request a withdrawal. You may obtain a Company withdrawal form by calling 1-800-533-7881. You may also obtain a Company withdrawal form at our Company web site, https://cwannuity.se2.com. The written request on a Company withdrawal form must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500.

Under Sum Insured Option 1, the Face Amount is reduced by the amount of the withdrawal, and a withdrawal will not be allowed if it would reduce the Face Amount below $40,000. See THE DEATH BENEFIT.

A withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge. Normally, the Company will pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances.

The withdrawal rights of Policyowners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas
ORP) are restricted. For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

WHAT IS THE POLICY VALUE?

The Policy Value is the total amount available for investment, and is equal to the sum of:

     -    your accumulation in the General Account, plus

     -    the value of the Accumulation Units in the Sub-Accounts.

The Policy Value is used in determining the Surrender Value (the Policy Value less any Debt and applicable surrender charges). There is no guaranteed minimum Policy Value. Because the Policy Value on any date depends upon a number of variables, it cannot be predetermined.

The Policy Value and the Surrender Value will reflect the frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

CALCULATION OF POLICY VALUE

The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account (before being transferred to the Separate Account) less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:

     - the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; plus

     - the value in the General Account (including any amounts transferred to the General Account as collateral with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE ACCUMULATION UNIT

Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Service Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or Policy surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.

NET INVESTMENT FACTOR

The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b) and subtracting (c) and (d) from the result, where:

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

(c) is a charge for each day in the Valuation Period equal, on an annual basis, to 0.65% of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 0.90%; and

(d) is the Separate Account administrative charge for each day in the Valuation Period equal, on an annual basis, to 0.15% of the daily net asset value of that Sub-Account. The administrative charge may be increased or decreased by the Company, but may not exceed 0.25%. This charge is applicable only during the first ten Policy years.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company.

                                THE DEATH BENEFIT

As long as the Policy remains in force (see TERMINATION AND REINSTATEMENT), upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER INFORMATION -- CAN THE COMPANY DELAY PAYMENTS TO ME? The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy. See THE DEATH BENEFIT - WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?

Prior to the Final Premium Payment Date, the Death Proceeds are equal to:

     - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; plus

     - any additional insurance on the Insured's life that is provided by rider; minus

     - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is in effect, the Death Proceed equal the greater of the Face Amount or Surrender Value. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and on the date of the Insured's death for Option 1.

WHAT ARE THE SUM INSURED OPTIONS?

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the Option once per Policy year by written request. There is no charge for a change in Option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED

To remain qualified as "life insurance" for federal tax purposes, federal tax law requires that policies have a minimum amount of pure life insurance protection in relation to the size of the Policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the Policy qualifies as a life insurance contract, the insurance proceeds will be excluded from the gross income of the Beneficiary.

                       GUIDELINE MINIMUM SUM INSURED TABLE

 AGE OF INSURED    PERCENTAGE OF
ON DATE OF DEATH    POLICY VALUE
----------------    ------------
  40 and under          250%
  45                    215%
  50                    185%
  55                    150%
  60                    130%
  65                    120%
  70                    115%
  75                    105%

 AGE OF INSURED    PERCENTAGE OF
ON DATE OF DEATH    POLICY VALUE
----------------    ------------
  80                    105%
  85                    105%
  90                    105%
  95 and above          100%

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2, the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under the Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured (and the Death Proceeds) will be greater under Option 2 than under Option 1. This is because the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. Under Option 2, however, the cost of insurance included in the Monthly Deduction will be greater, and the rate at which Policy Value will accumulate will be slower (assuming the same specified Face Amount and the same actual premiums paid). See CHARGES AND DEDUCTIONS --WHAT IS THE MONTHLY DEDUCTION?

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

CAN I CHANGE THE SUM INSURED OPTION?

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Service Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2

If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount of less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Under Option 2, the Insurance Amount at Risk always will equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance also may be higher or lower than it otherwise would have been without the change in Sum Insured Option. See CHARGES AND DEDUCTIONS -- WHAT IS THE MONTHLY DEDUCTION?

CHANGE FROM OPTION 2 TO OPTION 1

If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will reduce or increase, respectively, the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then-current maximum premium limitation determined by IRS Rules. In such event, the Company will pay the excess to the Policyowner.

IS A GUARANTEED DEATH BENEFIT AVAILABLE?

Yes. An optional Guaranteed Death Benefit Rider is available only at issue of the Policy. If this rider is in effect, the Company:

     - guarantees that your Policy will not lapse regardless of the investment performance of the Separate Account and

     -    provides a guaranteed death benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 is deducted from Policy Value when the Rider is elected. Certain transactions, including Policy Loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the rider. If this rider is terminated, it cannot be reinstated.

GUARANTEED DEATH BENEFIT TESTS

While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any debt, partial withdrawals and withdrawal charges, must be greater than the Minimum Monthly Factors (if any) multiplied by the number of months which have elapsed since the Date of Issue or the effective date of increase; and

2.   On each Policy anniversary, (a) must exceed (b), where, since the Date of
     Issue:

     (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and debt which is classified as a preferred loan; and

     (b) is the sum of the minimum guaranteed death benefit premiums, as shown on the specifications page of the Policy.

GUARANTEED DEATH BENEFIT

If the Guaranteed Death Benefit Rider is in effect on the Final Premium Payment Date, guaranteed Death Proceeds will be provided as long as the rider is in force. The Death Proceeds will be the greater of:

     -    the Face Amount as of the Final Premium Payment Date; or

     - the Policy Value as of the date due proof of death is received by the Company.

TERMINATION OF THE GUARANTEED DEATH BENEFIT RIDER

The Guaranteed Death Benefit Rider will end and may not be reinstated on the first to occur of the following:

     -    foreclosure of a Policy Loan; or

     - the date on which the sum of your payments does not meet or exceed the applicable Guaranteed Death Benefit test (above); or any Policy change that results in a negative guideline level premium; or

     - the effective date of a change from Sum Insured Option 2 to Sum Insured Option I, if such change occurs within 5 Policy years of the Final Premium Payment Date; or

     - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Rider terminates. The net amount payable to keep the Policy in force will never exceed the surrender charge plus three Monthly Deductions.

WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. These choices also are available at the Final Premium Payment Date and if the Policy is surrendered. The Company may make more payment options available in the future.

If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options if no payments have yet been made.

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected. If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

     - The rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policy, or

     -    The rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Separate Account.

     Option A: PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi-annually, quarterly or monthly.

     Option B: LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's age on the date the first payment will be made. One of three variations may be chosen. Depending upon this choice, payments will end:

          (1) upon the death of the payee, with no further payments due (Life Annuity), or

          (2) upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund), or

          (3) upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

     Option C: INTEREST PAYMENTS. The Company will pay interest at a rate determined by the Company each year, but which will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. However, payments will not continue after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

     Option D: PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year, but will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

     Option E: LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three variations may be chosen. After the death of one payee, payments will continue to the survivor:

          (1)  in the same amount as the original amount; or

          (2)  in an amount equal to 2/3 of the original amount; or

          (3)  in an amount equal to 1/2 of the original amount.

Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Owner and/or the Beneficiary provisions of your Policy, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when the Death Proceeds become payable, the payee may reserve the right to change to any other option at a later date. The payee who elects to change options must also be a payee under the new option selected.

ADDITIONAL DEPOSITS

An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS

A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option. A corporation or fiduciary payee may select only Option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES

The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

                          TERMINATION AND REINSTATEMENT

WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY?

The failure to make premium payments will not cause the Policy to lapse unless:

(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

(b)  the Debt exceeds the Policy Value less surrender charges.

If one of these situations occurs, the Policy will be in default. You then will have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

During the grace period, automatic Dollar Cost Averaging ("DCA") and Automatic Account Rebalancing ("AAR") transactions are suspended. If you make sufficient payments to keep the policy in force, DCA and AAR will resume with the next scheduled automatic transaction.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the Insured dies during the grace period, the Death Proceeds still will be payable, but any Monthly Deductions due and unpaid through the Policy month in which the Insured dies, and any other overdue charge, will be deducted from the Death Proceeds.

LIMITED 48-MONTH GUARANTEE

Except for the situation described in (b) above, the Policy is guaranteed not to lapse during the first 48 months after the Date of Issue or the effective date of an increase in the Face Amount if you make a minimum amount of premium payments. The minimum amount paid, minus the Debt, partial withdrawals and partial withdrawal charges, must be at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or a Policy Change which causes a change in the Minimum Monthly Factor has been in force. A Policy Change which may cause a change in the amount of the Minimum Monthly Factor is a change in the Face Amount or the deletion of a rider.

Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the Minimum Monthly Factor do not guarantee that the Policy will remain in force.

WHAT ARE THE REINSTATEMENT PROVISIONS OF THE POLICY?

If the Policy has not been surrendered and the Insured is alive, the terminated Policy may be reinstated any time within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the
Company:

     -    a written application for reinstatement,

     - Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules, and

     - a premium that, after the deduction of the tax expense charge, is large enough to cover the minimum amount payable, as described below.

MINIMUM AMOUNT PAYABLE

If reinstatement is requested when fewer than 48 Monthly Deductions have been made since the Date of Issue or the effective date of an increase in the Face Amount, you must pay the lesser of the amount shown in A or B. Under A, the minimum amount payable is the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement. Under B, the minimum amount payable is the sum of:

     - the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default, PLUS

     - Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested after 48 Monthly Deductions have been made since the Date of Issue of the Policy or any increase in the Face Amount, you must pay the amount shown in B above. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement.

SURRENDER CHARGE

The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the Policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any Policy Value less the Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.

POLICY VALUE ON REINSTATEMENT

The Policy Value on the date of reinstatement is:

     - the Net Premium paid to reinstate the Policy increased by interest from the date the payment was received at the Service Office, PLUS

     - an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement, MINUS

     -    the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

                             CHARGES AND DEDUCTIONS

The following information repeats and expands upon information contained in SUMMARY OF RISKS AND BENEFITS: FEE TABLES. The charges described below will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?

Currently, a deduction of 3.50% of premiums for state and local premium taxes and federal taxes imposed for deferred acquisition costs ("DAC taxes") is made from each premium payment. The premium payment, less the tax expense charge, equals the Net Premium. The total charge is a combined state and local premium tax deduction of 2.50% of premiums and a DAC tax deduction of 1% of premiums.

While the premium tax is deducted from each premium payment, some jurisdictions may not impose premium taxes. Premium taxes vary from state to state, ranging from zero to 4.0%, and the 2.50% rate attributable to premiums for state and local premium taxes approximates the average expenses to Commonwealth Annuity associated with the premium taxes. The charge may be higher or lower than the actual premium tax imposed by the applicable jurisdiction. However, Commonwealth Annuity does not expect to make a profit from this charge.

The 1% rate attributable to premiums for DAC taxes approximates the Company's expenses in paying federal taxes for deferred acquisition costs associated with the Policy. The Company reserves the right to increase or decrease the DAC tax charge to reflect changes in the Company's expenses for premium taxes and DAC taxes.

WHAT IS THE MONTHLY DEDUCTION?

Prior to the Final Premium Payment Date, a Monthly Deduction from the Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider, and a monthly administrative charge. The cost of insurance charge and the monthly administrative charge are discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount also will include a $40 administrative charge for the increase.

Prior to the Final Premium Payment Date, the Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instructions or, if no allocation is specified, the Company will make a Pro-Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. If, however, on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE

This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount, for each subsequent increase in the Face Amount, and for riders. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE - If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount generally will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured Option 1, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Policy Value (minus charges for rider benefits) at the beginning of the Policy month. Thus, the cost of insurance charge may be greater for Policyowners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1 (assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect). In other words, since the Sum Insured under Option 1 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 but not under Option 2.

INCREASES - If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If you select Sum Insured Option 1, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Policy month.

EFFECT OF THE GUIDELINE MINIMUM SUM INSURED

If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge also will be calculated for that additional portion of the Sum Insured that is required to comply with the Guideline rules. This charge will be calculated by:

     - multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (Policy Value times the applicable percentage), MINUS

               - the greater of the Face Amount or the Policy Value (if you selected Sum Insured Option 1)

                                       OR

               - the Face Amount PLUS the Policy Value (if you selected Sum Insured Option 2).

When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth above. The monthly cost of insurance charge also will be adjusted for any decreases in the Face Amount.

COST OF INSURANCE RATES

Cost of insurance rates are based on male, female or a blended unisex rate table, Age and Premium Class of the Insured, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less Debt, any partial withdrawals and withdrawal charges, risk classification and the Incentive Funding Discount, if applicable. For those Policies issued on a unisex basis in certain states or in certain cases, sex-distinct rates do not apply.

The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in the Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Policies) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age, sex and Premium Class whose Policies have been in force for the same length of time.

The Premium Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Premium Classes, standard Premium Classes and substandard Premium Classes. In an otherwise identical Policy, an Insured in the preferred Premium Class will have a lower cost of insurance than an Insured in a standard Premium Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Premium Class with a higher mortality risk.

Premium Classes also are divided into two categories: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if the Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY ADMINISTRATIVE CHARGE

Prior to the Final Premium Payment Date, a monthly administrative charge of $5 per month will be deducted from the Policy Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's Premium Class, and establishing Policy records. The Company does not expect to derive a profit from these charges.

WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE SEPARATE
ACCOUNT?

The Company assesses each Sub-Account with a charge for mortality and expense risks assumed by the Company, and a charge for administrative expenses of the Separate Account.

MORTALITY AND EXPENSE RISK CHARGE

The Company currently makes a charge on an annual basis of 0.65% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policy. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company therefore will pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges provided in the Policy. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

ADMINISTRATIVE CHARGE

During the first ten Policy years, the Company assesses a charge on an annual basis of 0.15% of the daily net asset value in each Sub-Account. The charge may be increased or decreased by the Board of Directors of the Company, subject to compliance with applicable state and federal requirements, but it may not exceed 0.25% on an annual basis. The charge is assessed to help defray administrative expenses actually incurred in the administration of the Separate Account and the Sub-Accounts. The administrative functions and expenses assumed by the Company in connection with the Separate Account and the Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses, and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

The Company does not impose the Separate Account administrative charge after the tenth Policy year. On the tenth Policy anniversary, the Company will convert your units in the Sub-Accounts to units that do not reflect the charge. There will be no change in your Policy Value as a result of the conversion, but the number of your units and the corresponding unit values will change.

FUND EXPENSES

Because the Sub-Accounts purchase shares of the Funds, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Funds. The prospectuses and statements of additional information of the Funds contain additional information concerning such fees and expenses.

Currently, no charges are made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.

HOW IS THE SURRENDER CHARGE CALCULATED?

The Policy provides for a contingent surrender charge. A separate surrender charge is calculated upon the issuance of the Policy and for each increase in the Face Amount. A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount.

The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising and the printing of the prospectus and sales literature.

The duration of the surrender charge is 15 years from the Date of Issue or from the effective date of any increase in the Face Amount for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above.

The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where:

(a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and

(b) is a deferred sales charge of 49% of premiums received, up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge that varies by issue Age from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 85).

In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial Face Amount. The maximum surrender charge continues in a level amount for 40 Policy months, and reduces by 0.5% or more per month (depending on issue
Age) thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

In accordance with limitations under state insurance regulations, the amount of the Surrender charge will not exceed a specified amount per $1,000 of increase. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge. The maximum surrender charge for the increase continues in a level amount for 40 Policy months, and reduces by 0.5% or more per month (depending on Age) thereafter.

MAXIMUM SURRENDER CHARGE DURING FIRST TWO POLICY YEARS -- If you surrender the Policy during the first two Policy years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the initial Face Amount, as described above, but the deferred sales charge will not exceed 29% of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums subject to the deferred sales charge.

SEPARATE SURRENDER CHARGE FOR EACH FACE AMOUNT INCREASE -- A separate surrender charge will apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 49% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge that varies by Age (at the time of increase) from
1.660714 (for Ages 0 through 55) to 0.948980 (for Age 80).

REDUCED CHARGE DURING FIRST TWO YEARS FOLLOWING INCREASE - During the first two Policy years following an increase in the Face Amount before making premium payments associated with the increase in the Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the Face Amount increase, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a surrender, the deferred sales charge will not exceed 29% of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge. See HOW IS THE SURRENDER CHARGE CALCULATED? The premiums associated with the increase are determined as described below.

Additional premium payments may not be required to fund a requested increase in the Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of the existing Policy Value to the increase, and to allocate subsequent premium payments between the initial Policy and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase, and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums also would be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of the Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See the Statement of Additional Information for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

POSSIBLE SURRENDER CHARGE ON A FACE AMOUNT DECREASE

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Policy), the surrender charge will be applied in the following order:

     -    the most recent increase;

     -    the next most recent increases successively, and

     -    the initial Face Amount.

Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?

Partial withdrawals of Surrender Value may be made after the first Policy year. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge, which is the smaller of 2% of the amount withdrawn or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge also may be deducted from the Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Policy year which were not subject to the Partial Withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

     - first, the surrender charge for the most recent increase in the Face Amount;

     - second, the surrender charge for the next most recent increases successively;

     -    last, the surrender charge for the initial Face Amount.

WHAT ARE THE TRANSFER CHARGES?

The first 12 transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it never will exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy year.

You may have automatic transfers of at least $100 a month made on a periodic basis:

     - from the Sub-Accounts which invest in the Goldman Sachs Money Market Fund and Goldman Sachs Government Income Fund to one or more of the other Sub-Accounts; or

     -    to reallocate Policy Value among the Sub-Accounts.

The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege or reallocate Policy Value within 20 days of the Date of Issue of the Policy, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the 12 free transfers in a Policy year.

WHAT IS THE CHARGE FOR AN INCREASE IN THE FACE AMOUNT?

For each increase in the Face Amount you request, a transaction charge of $40 will be deducted from Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase and the Company does not expect to make a profit on this charge.

ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?

The Company reserves the right to impose a charge guaranteed not to exceed $25, for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.

DOES THE COMPANY WAIVE CHARGES FOR ANY CLASSES OF POLICYOWNERS?

No surrender charges, partial withdrawal charges or front-end sales loads are imposed, and no commissions are paid where the Policy owner as of the date of application was within the following class of individuals:

     All employees and directors of First Allmerica and its affiliates and subsidiaries, all employees and registered representatives of any broker-dealer that had entered into a sales agreement with the Company, Security Distributors, Inc. or the former Principal Underwriter, VeraVest Investments, Inc., to sell the Policies, and any spouses of the above persons or any children of the above persons.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they currently are interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policy. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the Trustee of an employee benefit plan. A qualified tax adviser always should be consulted with regard to the application of law to individual circumstances.

HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?

The Company is taxed as a life insurance company under Subchapter L of the Code and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on this, no charge is made for federal income taxes which may be attributable to the Separate Account.

Periodically, the Company will review the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company ultimately is determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company also may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

HOW ARE THE POLICIES TAXED?

The Company believes that the Policy described in this Prospectus will be considered a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on premiums and the relationship of the Policy Value to the Insurance Amount at Risk. If a Policy qualifies as life insurance under Section 7702 of the Code, (1) the Death Proceeds are excludable from the gross income of the Beneficiary, and (2) any increase in the Policy Value is not taxable until received by the Policyowner or the Policyowner's designee. However, if a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide most of the tax advantages normally provided by life insurance. The Company reserves the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service. Also see WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with Policy loan outstanding or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first 15 years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner or Beneficiary.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premiums paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. Policy loans are generally not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment. For an additional discussion of modified endowment contracts, please see WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

If the Death Benefit is not received in a lump sum but is instead applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

-    change beneficiaries,

-    assign the Policy,

-    revoke an assignment,

-    pledge the Policy, or

-    obtain a Policy loan.

If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.

A tax adviser should also be consulted with respect to the 2003 split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

HOW ARE POLICY LOANS TAXED?

The Company believes that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force (but see "Modified Endowment Policies"). There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable distribution from the Policy.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. No tax deduction for interest is allowed on Policy loans exceeding $50,000 in the aggregate, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or (b) 20 individuals.

POLICIES ISSUED IN CONNECTION WITH TSA PLANS

The Policies may be issued in connection with tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code.

Under the provisions of Section 403(b) of the Code, payments made for annuity policies purchased for employees under TSA Plans are excludable from the gross income of such employees, to the extent that the aggregate purchase payments in any year do not exceed the maximum contribution permitted under the Code. The Company has received a Private Letter Ruling with respect to the status of the Policies as providing "incidental life insurance" when issued in connection with TSA Plans. In the Private Letter Ruling, the IRS has taken the position that the purchase of a life insurance Policy by the employer as part of a TSA Plan will not violate the "incidental benefit" rules of Section 403(b) and the regulations thereunder. The Private Letter Ruling also stated that the use of current or accumulated contributions to purchase a life insurance Policy will not result in current taxation of the premium payments for the life insurance Policy, except for the current cost of the life insurance protection.

A Policy qualifying under Section 403(b) of the Code must provide that withdrawals or other distributions attributable to salary reduction contributions (including earnings) may not begin before the employee attains age 59 1/2, separates from service, dies, or becomes disabled. In the case of hardship, a Policyowner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may nonetheless be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

Policy loans are generally permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code Section 72(p), the Policyowner's TSA plan may become disqualified and Policy values may be includible in current income.

WHAT ARE MODIFIED ENDOWMENT POLICIES AND  HOW ARE THEY TAXED?

The Technical and Miscellaneous Revenue Act of 1988 ("the 1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." A life insurance policy is treated as a modified endowment contract under Section 7702A of the Code if it meets the definition of life insurance in
Section 7702, but fails the "seven-pay test" of Section 7702A. The Policy would fail to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years (or within seven years of a material change in the Policy) exceed the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if benefits are reduced at anytime during the life of the Policy, there may be adverse tax consequences. Please consult your tax adviser.

If the Policy is considered a modified endowment contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. However, all distributions under the Policy will be taxed on an "income-first" basis. Most distributions received by the Policyowner directly or indirectly (including loans, withdrawals, surrenders, or the assignment or pledge of any portion of the Policy Value) will be includible in gross income to the extent that the cash Surrender Value of the Policy exceeds the Policyowner's investment in the Policy. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Policyowner during any calendar period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be classified permanently as a modified endowment contract.

WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE ACCOUNT?

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Policy for tax purposes. Although the Company does not have control over the investments of the Funds, the Company believes that the Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Policy or the Company's administrative rules may be modified as necessary to prevent a Policyowner from being considered the owner of the assets of the Separate Account.

CAN I BE CONSIDERED THE OWNER OF THE SEPARATE ACCOUNT ASSETS FOR TAX PURPOSES?

The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause an investor to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Sub-Account investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under this Policy are different than those described by the IRS in rulings in which it found that contract owners were not owners of Separate Account assets. For example, you have the choice to allocate Premiums and Policy Values among more investment options. In addition, you may be able to transfer among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income.

The Company does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However we make no guarantee that such modification to the Policy will be successful.

                                OTHER INFORMATION

ARE THERE OTHER IMPORTANT POLICY PROVISIONS?

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.

POLICYOWNER

The Policyowner is the Insured unless another Policyowner has been named in the application for the Policy. The Policyowner generally is entitled to exercise all rights under the Policy while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally, unless otherwise requested.

INCONTESTABILITY

The Company will not contest the validity of the Policy after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any increase in the Face Amount after such increase or rider has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, and less any outstanding Debt and any partial withdrawals. If the Insured commits suicide, while sane or insane, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE AND SEX

If the Insured's Age or sex as stated in the application for the Policy is not correct, benefits under the Policy will be adjusted to reflect the correct Age and sex, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age and sex. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured. In the case of a Policy issued on a unisex basis, this provision as it relates to misstatement of sex does not apply.

ASSIGNMENT

The Policyowner may assign the Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Service Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

CAN THE COMPANY DELAY PAYMENTS TO ME?

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Policy loan and transfers, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal or death of the Insured, as well as payments of Policy loans and transfers from the General Account, for a period not to exceed six months.

DO I HAVE ANY VOTING RIGHTS?

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policy, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions which have been received by the Company. The Company also will vote shares held in the Separate Account that it owns and which are not attributable to the Policy in the same proportion.

The number of votes which a Policyowner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, the Company may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Policyowners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policyowners.

WHAT REPORTS WILL I RECEIVE CONCERNING MY POLICY?

The Company will maintain the records relating to the Separate Account. Statements of significant transactions such as premium payments, changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement will be sent to you promptly. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Funds as required by the 1940 Act.

An annual statement also will be sent to you within 30 days after a Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It also will set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s).

The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Policy. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Service Office in writing within 30 days after receipt of the statement.

ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE ACCOUNT?

On July 24, 2002, an action captioned AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LIMITED PARTNERSHIP, AND EMERALD INVESTMENTS LIMITED PARTNERSHIP V. ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, was commenced in the United States District Court for the Northern District of Illinois, Eastern Division. In 1999, plaintiffs purchased two variable annuity contracts with initial premiums aggregating $5 million. Plaintiffs, who the Company subsequently identified as engaging in frequent transfers of significant sums between Sub-Accounts that in the Company's opinion constituted "market timing", were subject to restrictions upon such trading that the Company imposed in December 2001. Plaintiffs allege that such restrictions constituted a breach of the terms of the annuity contracts. In December 2003, the court granted partial summary judgment to the plaintiffs, holding that at least certain restrictions imposed on their trading activities violated the terms of the annuity contracts. (On September 1, 2006, Allmerica Financial Life Insurance and Annuity Company was renamed Commonwealth Annuity and Life Insurance Company).

On May 19, 2004, plaintiffs filed a Brief Statement of Damages in which, without quantifying their damage claim, they outlined a claim for (i) amounts totaling $150,000 for surrender charges imposed on the partial surrender by plaintiffs of the annuity contracts, (ii) loss of trading profits they expected over the remaining term of each annuity contract, and (iii) lost trading profits resulting from the Company's alleged refusal to process five specific transfers in 2002 because of trading restrictions imposed on market timers. With respect to the lost profits, plaintiffs claim that pursuant to their trading strategy of transferring money from money market accounts to international equity accounts and back again to money market accounts, they have been able to consistently obtain relatively risk free returns of between 35% to 40% annually. Plaintiffs claim that they would have been able to continue to maintain such returns on the account values of their annuity contracts over the remaining terms of the annuity contracts (which are based in part on the lives of the named annuitants). The aggregate account value of plaintiffs' annuities was approximately $12.8 million in December 2001. On February 1, 2006, the Court issued a ruling, which, as confirmed by the Court at a status conference on April 12, 2006, precludes plaintiffs from claiming any damages accruing beyond July 31, 2004.

THG, on behalf of the Company, continues to vigorously defend this matter, and regards plaintiffs' claims for lost trading profits as being speculative and, in any case, subject to an obligation to mitigate damages. Further, in the Company's view, these purported lost profits would not have been earned because of various actions taken, the investment management industry and regulators, to deter or eliminate market timing, including the implementation of "fair value" pricing.

The outcome of this matter is not expected to be material to the Company's annual results of operations or financial position. In addition, THG has agreed to indemnify the Company and Goldman Sachs with respect to this litigation. A trial was held in December 2006, resulting in an award to plaintiffs of $1,281,757. Plaintiffs have appealed.

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business. THG has agreed to indemnify the Company and Goldman Sachs with respect to certain of these matters as provided in the Stock Purchase Agreement. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company's financial condition, but may be material to the Company's operating results for any particular period, depending, in part, upon the operating results for such period. Given the inherent difficulty of predicting the outcome of the Company's litigation and regulatory matters, particularly in cases or proceeding in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred.

In addition, the Company is involved in investigations and proceedings by governmental and self-regulatory agencies, which currently include inquiries relating to tax reporting calculations to policyholders and others in connection with distributions under a subset of variable annuity contracts in this business. The Company believes that the result of these inquiries will not have a material effect on its financial position or results of operations.

MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?

The Company reserves the right, subject to applicable law, to close Sub-accounts to new investments or transfers, and to make substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Policyowner and prior approval of the SEC and state insurance authorities, to the extent required by law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares of a new Underlying Fund or in shares of another investment company. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.

If any of these substitutions or changes are made, the Company may endorse the Policy to reflect the substitution or change, and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

WHAT IS MIXED AND SHARED FUNDING?

Shares of the Funds of the Trust also are issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the portfolios of the Underlying Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policyowners or variable annuity contract owners.

Although the Company and the Underlying Investment Funds currently do not foresee any such disadvantages to either variable life insurance Policyowners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken. If the Trustees were to conclude that separate Funds should be established for variable life and variable annuity separate accounts, the Company will bear the expenses.

WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE SEPARATE
ACCOUNT?

Financial Statements for the Company and for the Variable Account are included in the Statement of Additional Information. The financial statements of the Company should be considered only as a bearing on our ability to meet our obligations under the Policy. They should not be considered as a bearing on the investment performance of the assets held in the Variable Account.

                               THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account generally is not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account of the Company is made up of all the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUES AND POLICY LOANS

The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each Policyowner's Policy Value in the General Account will be at an effective annual yield of 4.0% ("Guaranteed Minimum Rate") compounded daily.

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4%, and might not do so. The excess interest rate, if any, in effect on the date a premium is received at the Service Office, however, is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for a Policy loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATED VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to the Debt. Such Policy Value, however, will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or the Policy Value transferred to the General Account, plus interest at an annual rate of 4%, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

Policy loans also may be made from the Policy Value in the General Account.

                            GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT: a measure of your interest in a Sub-Account.

AGE: the Insured's age as of the nearest birthday measured from a Policy anniversary.

BENEFICIARY: the person(s) designated by the Policyowner to receive the insurance proceeds upon the death of the Insured.

COMPANY: Unless otherwise specified, any reference to "We," "our," "us," and "the Company" refers to Commonwealth Annuity and Life Insurance Company.

DATE OF ISSUE: the date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Sum Insured Option (Option 1 or Option 2), less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the optional Guaranteed Death Benefit Rider is in effect. If the rider is in effect, the Death Proceeds will be greater of (a) the Face Amount as of the Final Premium Payment Date or (b) the Policy Value as of the date due proof of death for Option 2 and date of death for Option 1 is received by the Company.

DEBT: all unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: an acknowledgment, signed by the Policyowner and returned to the Company's Service Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: information, including medical information satisfactory to the Company, that is used to determine the Insured's Premium Class.

FACE AMOUNT: the amount of insurance coverage applied for; the Face Amount of each Policy is set forth in the specification pages of the Policy.

FINAL PREMIUM PAYMENT DATE: the Policy anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy, unless the optional Guaranteed Death Benefit Rider is in effect. The Net Death Benefit may be different before and after the Final Payment Date. See THE DEATH BENEFIT.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUIDELINE ANNUAL PREMIUM: the annual amount of premium that would be payable through the Final Premium Payment Date of a Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker or Non-Smoker, for unisex Policies), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM SUM INSURED: the Guideline Minimum Sum Insured required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured varies by age; it is calculated by multiplying the Policy Value by a percentage determined by the Insured's Age.

The percentage factor is a percentage that, when multiplied by the Certificate Value, determines the minimum death benefit required under federal tax laws. For both the Option 1 and the Option 2, the percentage factor is based on the Insured's attained age, as set forth in GUIDELINE MINIMUM SUM INSURED TABLE under THE DEATH BENEFIT, WHAT ARE THE SUM INSURED OPTIONS?

INSURANCE AMOUNT AT RISK: the Sum Insured less the Policy Value.

LOAN VALUE: the maximum amount that may be borrowed under the Policy.

MINIMUM MONTHLY FACTOR: The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

     - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

     -    Debt does not exceed Policy Value less surrender charges, then

     -    the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

MONTHLY DEDUCTION: charges deducted monthly from the Policy Value of a Policy prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

MONTHLY PAYMENT DATE: the date on which the Monthly Deduction is deducted from the Policy Value.

NET PREMIUM: an amount equal to the premium less a tax expense charge.

POLICY CHANGE: any change in the Face Amount, the deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE: the total amount available for investment under a Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to a Policy in the Sub-Accounts, and (b) the accumulation in the General Account credited to that Policy.

POLICYOWNER: the person, persons or entity entitled to exercise the rights and privileges under the Policy.

PREMIUM CLASS: the risk classification that the Company assigns the Insured based on the information in the application and any other Evidence of Insurability considered by the Company. The Insured's Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE: the Company's office, located at 132 Turnpike Road, Southborough, MA 01772.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account the Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account (less Debt) and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct. In this prospectus, Separate Account refers to the VEL II Account of Commonwealth Annuity and Life Insurance Company.


SERVICE OFFICE: Security Benefit Life Insurance Company and its affiliates (collectively, "Security Benefit") provide administrative, accounting, and other services to the Company. The principal administrative offices of Security Benefit are located at One Security Benefit Place, Topeka, Kansas, 66636, Telephone 1-800-533-7881.


SUB-ACCOUNT: a division of a Separate Account. Each Sub-Account invests exclusively in the shares of a corresponding Underlying Fund.

SUM INSURED: the amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but always will be at least equal to the Face Amount.

SURRENDER VALUE: the amount payable upon a full surrender of the Policy. It is the Policy Value less any Debt and applicable surrender charges.

UNDERLYING FUNDS (FUNDS): the investment portfolios of AIM Variable Insurance Funds ("AIM"), AllianceBernstein Variable Products Series Fund, Inc. ("Alliance"), Delaware VIP Trust ("Delaware VIP"), Fidelity Variable Insurance Products Funds ("Fidelity VIP"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), Goldman Sachs Variable Insurance Trust ("GSVIT"), Janus Aspen Series ("Janus Aspen"), and T. Rowe Price International Series, Inc. ("T. Rowe Price"), which are available under the Policy.

VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.

VEL II ACCOUNT: a separate account of the Company.

WRITTEN REQUEST: a request in writing, by the Policyowner, satisfactory to the Company.

YOU OR YOUR: the Policyowner, as shown in the application or the latest change filed with the Company.

- THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") INCLUDES ADDITIONAL INFORMATION ABOUT THE VEL II ACCOUNT OF COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY. THE SAI IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-533-7881.

- IF YOU OWN A POLICY AND WOULD LIKE MORE INFORMATION OR WOULD LIKE TO REQUEST A PERSONALIZED ILLUSTRATION OF DEATH BENEFITS, CASH SURRENDER VALUES AND CASH VALUES, YOU MAY CALL TOLL FREE 1-800-533-7881.

ALL CORRESPONDENCE MAY BE MAILED TO: COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY. PO BOX 758554, TOPEKA, KS 66675

INFORMATION ABOUT THE VEL II ACCOUNT (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. REPORTS AND OTHER INFORMATION ABOUT THE VEL II ACCOUNT ARE AVAILABLE ON THE COMMISSION'S INTERNET SITE AT http://www.sec.gov. COPIES OF THIS INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, 450 FIFTH STREET, NW, WASHINGTON, DC 20549-0102.

VEL II Separate Account of Commonwealth Annuity and Life Insurance Company File No. 811-7466/33-57792

                                 VEL II ACCOUNT

                                       OF

                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

          INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2007 ("THE PROSPECTUS") FOR THE INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES FUNDED BY THE VEL II ACCOUNT OF COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY. THE PROSPECTUS MAY BE OBTAINED FROM CLIENT SERVICES, COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY, PO BOX 758554, TOPEKA, KS 66675, TELEPHONE 1-800-533-7881.

                                DATED MAY 1, 2007


Commonwealth Annuity VEL II Account

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                               3

SERVICES                                                                      4

   SERVICE PROVIDERS                                                          4
   OTHER SERVICE ARRANGEMENTS                                                 4

UNDERWRITERS AND DISTRIBUTION                                                 5

MORE INFORMATION ABOUT DEATH BENEFITS                                         6

   GUIDELINE MINIMUM SUM INSURED                                              6
   DEATH PROCEEDS                                                             6
   EXAMPLES OF SUM INSURED OPTIONS                                            7
   CHANGING BETWEEN SUM INSURED OPTIONS                                       8

ADDITIONAL INFORMATION ABOUT CHARGES AND DEDUCTIONS                           9

   WAIVER OR REDUCTION OF CHARGES                                             9
   CALCULATION OF MAXIMUM SURRENDER CHARGES                                   9

PERFORMANCE INFORMATION                                                      13

   OTHER PERFORMANCE INFORMATION                                             13

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                16

FINANCIAL STATEMENTS                                                         F-1

                         GENERAL INFORMATION AND HISTORY


Effective September 1, 2006, Allmerica Financial Life Insurance and Annuity Company was renamed Commonwealth Annuity and Life Insurance Company (the "Company"). The Company is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, the Company was a wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), which in turn was a direct subsidiary of The Hanover Insurance Group ("THG," formerly known as "Allmerica Financial Corporation"). Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company and a direct wholly-owned subsidiary of THG. On December 30, 2005, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"), 85 Broad Street, New York, NY 10004. The Company's principal office (the "Principal Office") was relocated to 132 Turnpike Road, Suite 210, Southborough, MA 01772, telephone 508-460-22400.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2006, the Company and its subsidiaries had over $11 billion in assets and over $13 billion of life insurance in force.

The VEL II Account of Commonwealth Annuity and Life Insurance Company (the "Variable Account") is a separate investment account established on February 2, 1993. It meets the definition of "separate account" under federal securities laws, and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Companies. We reserve the right, subject to law, to change the names of the Variable Account and the sub-accounts.


Several Sub-Accounts of the Variable Account are available under the VEL II policies (the "Policy"). Each Sub-Account invests in a corresponding investment portfolio:

GOLDMAN SACHS VARIABLE INSURANCE  TRUST (SERVICE SHARES)

Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund


Goldman Sachs Strategic International Equity Fund


Goldman Sachs Structured U.S. Equity Fund

AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)

AIM V.I. Global Health Care Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)

AllianceBernstein Large Cap Growth Portfolio

DELAWARE VIP TRUST

Delaware VIP International Value Equity Series

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Fidelity VIP Asset Manager Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)

FT VIP Franklin Large Cap Growth Securities Fund
FT VIP Franklin Small-Mid Cap Growth Securities Fund

JANUS ASPEN SERIES (SERVICE SHARES)

Janus Aspen Large Cap Growth Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

                                    SERVICES

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. Commonwealth Annuity serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. The Company's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP is the Company's Registered Public Accounting Firm. PricewaterhouseCoopers LLP is located at 125 High Street, Boston MA 02110.

MAIL ROOM AND ADMINISTRATIVE SERVICES. Goldman Sachs and Commonwealth Annuity have retained Security Benefit Life Insurance Company and its affiliates (collectively, "Security Benefit") to provide administrative, accounting, mail room and lockbox services and other services to the Company. The principal administrative offices of Security Benefit are located at One Security Benefit Place, Topeka, Kansas.

OTHER SERVICE ARRANGEMENTS

We may enter into certain arrangements under which we (or our affiliates) are compensated by the investment advisers, distributors and/or affiliates of the underlying funds for the distribution and/or administrative services which we provide to the underlying funds. The amount of the compensation usually is based on the aggregate net asset value of assets held in the separate accounts of the Company that are invested in an underlying fund. The amounts we receive under these arrangements currently range from 0.10% to 0.40%.

                          UNDERWRITERS AND DISTRIBUTION

Effective January 1, 2007, Security Distributors, Inc., a corporation organized and existing under the laws of the State of Kansas ("SDI" or "UNDERWRITER"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), replaced VeraVest Investments, Inc. ("VeraVest," formerly Allmerica Investments, Inc.) as principal underwriter and general distributor for the Contracts. SDI now serves as principal underwriter and general distributor for the Policy pursuant to a contract with the Company and the Variable Account. Security Distributors, Inc. is located at One Security Benefit Place, Topeka, Kansas 66636. The Policies were sold by agents of the Company who were registered representatives of VeraVest or of certain independent broker-dealers which are members of the NASD. The Company has effectively ceased issuing new Policies.

The Company pays commissions to registered representatives who sold the Policy based on a commission schedule. After issue of the Policy or an increase in the Face Amount, commissions generally equal 50% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions generally will not exceed 5.3% of any additional premiums. However, we may pay higher amounts under certain circumstances.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to Policyowners or to the Separate Account. Any surrender charge assessed on a Policy will be retained by the Company except for amounts it may pay to VeraVest. for services it performs and expenses it may incur as principal underwriter and general distributor.


VeraVest served as principal underwriter and general distributor for the Policy pursuant to a contract with the Company and the Variable Account until December 31, 2006. The aggregate amounts of commissions paid to the Underwriter for sales of all policies funded by the VEL II Account of Commonwealth Annuity for the years 2004, 2005 and 2006 were $2,037,196.73, $812,126.66, and $515,845. No commissions were retained by VeraVest for sales of all contracts funded by the VEL II Account (including policies not described in the Prospectus) for the years 2004, 2005 and 2006. VeraVest is located at 440 Lincoln Street, Worcester, Massachusetts 01653.

                      MORE INFORMATION ABOUT DEATH BENEFITS

GUIDELINE MINIMUM SUM INSURED

To remain qualified as "life insurance" for federal tax purposes, federal tax law requires that policies have a minimum amount of pure life insurance protection in relation to the size of the Policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the Policy qualifies as a life insurance contract, the insurance proceeds will be excluded from the gross income of the Beneficiary.

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the Option once per Policy year by written request. There is no charge for a change in Option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

                          AGE OF INSURED    PERCENTAGE OF
                         ON DATE OF DEATH    POLICY VALUE
                         ----------------    ------------
                           40 and under          250%
                           45                    215%
                           50                    185%
                           55                    150%
                           60                    130%
                           65                    120%
                           70                    115%
                           75                    105%
                           80                    105%
                           85                    105%
                           90                    105%
                           95 and above          100%

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2, the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under the Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured (and the Death Proceeds) will be greater under Option 2 than under Option 1. This is because the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. Under Option 2, however, the cost of insurance included in the Monthly Deduction will be greater, and the rate at which Policy Value will accumulate will be slower (assuming the same specified Face Amount and the same actual premiums paid).

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

DEATH PROCEEDS

As long as the Policy remains in force, upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy.

Prior to the Final Premium Payment Date, the Death Proceeds are equal to:

     - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; plus

     - any additional insurance on the Insured's life that is provided by rider; minus

     - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is in effect, the Death Proceed equal the greater of the Face Amount or Surrender Value. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and on the date of the Insured's death for Option 1.

EXAMPLES OF SUM INSURED OPTIONS

For the purposes of the following examples, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

EXAMPLE OF OPTION 1

Under Option 1, the Face Amount of the Policy generally will equal the Sum Insured. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

For example, a Policy with a $50,000 Face Amount will generally have a Sum Insured equal to $50,000. Because the Sum Insured must be equal to or greater than 250% of Policy Value, however, if at any time the Policy Value exceeds $20,000, the Sum Insured will exceed the $50,000 Face Amount. In this example, each additional dollar of Policy Value above $20,000 will increase the Sum Insured by $2.50. For example, a Policy with a Policy Value of $35,000 will have a Guideline Minimum Sum Insured of $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 (because of partial withdrawals, charges or negative investment performance), the Sum Insured will be reduced from $62,500 to $50,000.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Sum Insured would not exceed the $50,000 Face Amount unless the Policy Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Policy Value would change the Sum Insured by $1.85.

EXAMPLE OF OPTION 2

Under Option 2, the Sum Insured is generally equal to the Face Amount of the Policy plus the Policy Value. The Sum Insured under Option 2, however, always will be the greater of:

     -    the Face Amount plus Policy Value; or

     - the Policy Value multiplied by the applicable percentage from the Guideline Minimum Sum Insured Table.

For example, a Policy with a Face Amount of $50,000 and with Policy Value of $5,000 will produce a Sum Insured of $55,000 ($50,000 + $5,000). Policy Value of $10,000 will produce a Sum Insured of $60,000 ($50,000 + $10,000); Policy Value of $25,000 will produce a Sum Insured of $75,000 ($50,000 + $25,000).

According to the Guideline Minimum Sum Insured Table, however, the Sum Insured for the example must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $33,333, 250% of that amount will be the required Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $33,333 will increase the Sum Insured by $2.50. For example, if the Policy Value is

$35,000, the Guideline Minimum Sum Insured will be $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, if the Policy Value exceeds $33,333, each dollar taken out of the Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $112,500 to $100,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Face Amount plus Policy Value, then the Sum Insured will be the current Face Amount plus the Policy Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Sum Insured must be at least
1.85 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,000). Each dollar added to or subtracted from the Policy would change the Sum Insured by $1.85.

CHANGING BETWEEN SUM INSURED OPTIONS

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2

If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount of less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Under Option 2, the Insurance Amount at Risk always will equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance also may be higher or lower than it otherwise would have been without the change in Sum Insured Option.

CHANGE FROM OPTION 2 TO OPTION 1

If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will reduce or increase, respectively, the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then-current maximum premium limitation determined by IRS rules. In such event, the Company will pay the excess to the Policyowner.

               ADDITIONAL INFORMATION ABOUT CHARGES AND DEDUCTIONS

WAIVER OR REDUCTION OF CHARGES

The Company may waive or reduce the premium tax charge, administrative charges, surrender charge, or 5% partial withdrawal charge, and will not pay commissions on Policies, where the Insured is within the following class of individuals:

          All employees of First Allmerica Financial Life Insurance Company and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all directors of First Allmerica and its affiliates and subsidiaries; all retired employees of First Allmerica and its affiliates and subsidiaries eligible under First Allmerica Companies' Pension Plan or any successor plan; all General Agents, agents and field staff of First Allmerica; and all spouses, children, siblings, parents and grandparents of any individuals identified above, who reside in the same household.

CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is calculated upon issuance of the Policy and upon each increase in the Face Amount. The maximum surrender charge is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $8.50 per $1,000 of initial Face Amount (or Face Amount increase), and (b) is a deferred sales charge of 49% of premiums received up to a maximum number of Guideline Annual Premiums (GAPs) subject to the deferred sales charge that varies by issue Age or Age at time of increase, as applicable:

APPLICABLE AGE   MAXIMUM GAPS   APPLICABLE AGE   MAXIMUM GAPS
--------------   ------------   --------------   ------------
     0-55          1.660714           68           1.290612
      56           1.632245           69           1.262143
      57           1.603776           70           1.233673
      58           1.575306           71           1.205204
      59           1.546837           72           1.176735
      60           1.518367           73           1.148265
      61           1.489898           74           1.119796
      62           1.461429           75           1.091327
      63           1.432959           76           1.062857
      64           1.404490           77           1.034388
      65           1.376020           78           1.005918
      66           1.347551           79           0.977449
      67           1.319082           80           0.948980

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Policy and upon each increase in the Face Amount are shown in the table below. During the first two Policy years following issue or an increase in the Face Amount, the actual surrender charge may be less than the maximum. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The maximum surrender charge initially remains level and then grades down according to the following schedule:

AGES
----
0-50 The maximum surrender charge remains level for the first 40 Policy months, reduces by 0.5% for the next 80 Policy months, then decreases by 1% per month to zero at the end of 180 Policy months (15 Policy years).

51 and above    The maximum surrender charge remains level for 40 Policy months and decreases per month by above the percentages below:

                Age 51 -- 0.78% per month for 128 months
                Age 52 -- 0.86% per month for 116 months
                Age 53 -- 0.96% per month for 104 months
                Age 54 -- 1.09% per month for 92 months
                Age 55 and over -- 1.25% per month for 80 months

The factors used in calculating the maximum surrender charges vary with the issue Age, sex and Premium Class (Smoker) as indicated in the table below:

                 MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

 AGE AT
ISSUE OR      MALE      MALE      FEMALE    FEMALE
INCREASE   NONSMOKER   SMOKER   NONSMOKER   SMOKER
--------   ---------   ------   ---------   ------
    0                    8.63                 7.68
    1                    8.63                 7.70
    2                    8.78                 7.81
    3                    8.94                 7.93
    4                    9.10                 8.05
    5                    9.27                 8.18
    6                    9.46                 8.32
    7                    9.65                 8.47
    8                    9.86                 8.62
    9                   10.08                 8.78
   10                   10.31                 8.95
   11                   10.55                 9.13
   12                   10.81                 9.32
   13                   11.07                 9.51
   14                   11.34                 9.71
   15                   11.62                 9.92
   16                   11.89                10.14
   17                   12.16                10.36
   18        10.65      12.44      9.73      10.59
   19        10.87      12.73      9.93      10.83
   20        11.10      13.02     10.15      11.09
   21        11.34      13.33     10.37      11.35
   22        11.59      13.66     10.60      11.63
   23        11.85      14.01     10.85      11.92
   24        12.14      14.38     11.10      12.22
   25        12.44      14.77     11.37      12.54
   26        12.75      15.19     11.66      12.88
   27        13.09      15.64     11.95      13.23
   28        13.45      16.11     12.26      13.60
   29        13.83      16.62     12.59      13.99
   30        14.23      17.15     12.93      14.40
   31        14.66      17.72     13.29      14.83
   32        15.10      18.32     13.67      15.28
   33        15.58      18.96     14.07      15.75
   34        16.08      19.63     14.49      16.25
   35        16.60      20.35     14.93      16.77
   36        17.16      21.10     15.39      17.33
   37        17.75      21.89     15.88      17.91
   38        18.37      22.73     16.39      18.51
   39        19.02      23.55     16.93      19.15
   40        19.71      24.28     17.50      19.81
   41        20.44      25.04     18.09      20.51

 AGE AT
ISSUE OR      MALE      MALE      FEMALE    FEMALE
INCREASE   NONSMOKER   SMOKER   NONSMOKER   SMOKER
--------   ---------   ------   ---------   ------
   42        21.20      25.85     18.71      21.23
   43        22.02      26.71     19.36      21.98
   44        22.87      27.61     20.04      22.77
   45        23.61      28.56     20.76      23.56
   46        24.36      29.57     21.52      24.23
   47        25.15      30.63     22.33      24.94
   48        26.00      31.16     23.14      24.69
   49        26.90      32.95     23.83      26.47
   50        27.85      34.21     24.57      27.31
   51        28.87      35.56     25.35      28.18
   52        29.96      36.99     26.17      29.11
   53        31.12      38.25     27.05      30.09
   54        32.56      38.25     27.95      31.12
   55        33.67      38.25     28.97      32.21
   56        34.62      38.25     29.65      32.94
   57        35.61      38.25     30.36      33.70
   58        36.65      38.25     31.11      34.49
   59        37.73      38.25     32.74      36.23
   60        38.25      38.25     32.74      36.23
   61        38.25      38.25     33.63      37.18
   62        38.25      38.25     34.57      38.18
   63        38.25      38.25     35.56      38.25
   64        38.25      38.25     36.60      38.25
   65        38.25      38.25     37.68      38.25
   66        38.25      38.25     38.25      38.25
   67        38.25      38.25     38.25      38.25
   68        38.25      38.25     38.25      38.25
   69        38.25      38.25     38.25      38.25
   70        38.25      38.25     38.25      38.25
   71        38.25      38.25     38.25      38.25
   72        38.25      38.25     38.25      38.25
   73        38.25      38.25     38.25      38.25
   74        38.25      38.25     38.25      38.25
   75        38.25      38.25     38.25      38.25
   76        38.25      38.25     38.25      38.25
   77        38.25      38.25     38.25      38.25
   78        38.25      38.25     38.25      38.25
   79        38.25      38.25     38.25      38.25
   80        38.25      38.25     38.25      38.25

EXAMPLES. For the purposes of these examples, assume that a male, Age 35, non-smoker purchases a $100,000 Policy. In this example the Guideline Annual Premium ("GAP") equals $1,118.22. His maximum surrender charge is calculated as follows:

(a) Deferred administrative charge                 $  850.00
    ($8.50/$1,000 of Face Amount)

(b) Deferred sales charge                          $  909.95
    (49% X 1.660714 GAPs)

       TOTAL                                       $1,759.95

Maximum surrender charge per Table (16.60 X 100)   $1,660.00

During the first two Policy years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

(a) Deferred administrative charge                   $850.00
    ($8.50/$1,000 of Face Amount)

(b) Deferred sales charge                             Varies
    (not to exceed 29% of Premiums received, up to one GAP, plus 9% of premiums received in excess of one GAP, but less than the maximum number of GAPs subject to the deferred sales charge)

                                               Sum of (a) and (b)

The maximum surrender charge is $1,660. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

EXAMPLE 1:

Assume the Policyowner surrenders the Policy in the tenth Policy month, having paid total premiums of $900. The actual surrender charge would be $1,111.

EXAMPLE 2:

Assume the Policyowner surrenders the Policy in the 120th Policy month. After the 40th Policy month, the maximum surrender charge decreases by 0.5% per month ($8.30 per month in this example.) In this example, the maximum surrender charge would be $996.

The Surrender charge is designed to partially reimburse us for the administrative costs of product research and development, underwriting, policy administration and for distribution expenses, including commissions to our representatives, advertising, and the printing of prospectuses and sales literature.

                             PERFORMANCE INFORMATION

The Policy was first offered to the public in 1993. The Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence.

The returns in the tables reflect the charges assessed against the Separate Account (e.g., the mortality and expense risk charge and the administration charge) and all charges and expenses of the Underlying Funds. However, the tax expense charge, the charges that vary with each Policy because they are based on certain factors that vary with the individual characteristics of the Insured (e.g., the Monthly Deduction and Surrender Charges), and transaction charges are not reflected in the rates of return shown below. If these charges were deducted, the returns in the Tables would have been significantly lower. The tables do not illustrate how investment performance of the underlying funds will affect policy values and benefits because they do not reflect deduction of all applicable policy charges.

In each table, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2006. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

OTHER PERFORMANCE INFORMATION

We may compare performance information for a sub-account in reports and promotional literature to:

     -    Standard & Poor's 500 Composite Stock Price Index (S&P 500)

     -    Dow Jones Industrial Average (DJIA)

     -    Shearson, Lehman Aggregate Bond Index

     - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets

     - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.

     - Other services, companies, publications or persons, such as Morningstar, Inc., who rank the investment products on performance or other criteria

     -    The Consumer Price Index

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

     - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)

     - The advantages and disadvantages of investing in tax-deferred and taxable investments

     -    Customer profiles and hypothetical payment and investment scenarios

     -    Financial management and tax and retirement planning

     - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

At the Special Meeting of Shareholders of Allmerica Investment Trust ("AIT") that was held on December 9, 2005, the shareholders of each fund of AIT ("AIT fund") approved the reorganization and merger of each AIT Fund into a corresponding portfolio of the Goldman Sachs Variable Insurance Trust. As of the close of business on January 6, 2006, each AIT Fund reorganized into the corresponding Goldman Sachs VIT Fund, as follows:

Funds of Allmerica Investment Trust      Funds of Goldman Sachs Variable Insurance Trust
-----------------------------------      -----------------------------------------------
AIT Core Equity Fund                     Goldman Sachs Structured U.S. Equity Fund
AIT Equity Index Fund                    Goldman Sachs Equity Index Fund
AIT Government Bond Fund                 Goldman Sachs Government Income Fund
AIT Money Market Fund                    Goldman Sachs Money Market Fund
AIT Select Capital Appreciation Fund     Goldman Sachs Growth Opportunities Fund
AIT Select Growth Fund                   Goldman Sachs Capital Growth Fund
AIT Select International Equity Fund     Goldman Sachs International Equity Fund
AIT Select Investment Grade Income Fund  Goldman Sachs Core Fixed Income Fund
AIT Select Value Opportunity Fund        Goldman Sachs Mid Cap Value Fund

Because the Goldman Sachs funds were not available under the products until January 6, 2006, no annual total return performance information is available for them.

                                     TABLE I
                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2006
                         SINCE INCEPTION OF SUB-ACCOUNTS
            (EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES)

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE CHARGE, MONTHLY CHARGES UNDER THE POLICIES, SURRENDER CHARGES, OR TRANSACTION CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                                                          10 YEARS
                                                       SUB-ACCOUNT   FOR YEAR             OR SINCE
                                                        INCEPTION     ENDED       5     INCEPTION OF
                                                          DATE       12/31/06   YEARS    SUB-ACOUNT
                                                       ---------------------------------------------
Goldman Sachs Capital Growth Fund*                       01/09/06       N/A      N/A        3.81
Goldman Sachs Core Fixed Income Fund*                    01/09/06       N/A      N/A        3.22
Goldman Sachs Equity Index Fund*                         01/09/06       N/A      N/A       10.82
Goldman Sachs Government Income Fund*                    01/09/06       N/A      N/A        2.94
Goldman Sachs Growth Opportunities Fund*                 01/09/06       N/A      N/A        1.00
Goldman Sachs Mid Cap Value Fund*                        01/09/06       N/A      N/A       11.54
Goldman Sachs Money Market Fund*                         01/09/06       N/A      N/A        3.75
Goldman Sachs Strategic International Equity Fund*       01/09/06       N/A      N/A       14.83
Goldman Sachs Structured U.S. Equity Fund*               01/09/06       N/A      N/A        8.05
AIM V.I. Global Health Care Fund                          5/1/01        4.39     2.57       2.65
AllianceBernstein Large Cap Growth Portfolio              5/1/01       -1.44     0.26      -2.43
Delaware VIP International Value Equity Series            7/18/93      22.60    15.97       9.17
Fidelity VIP Asset Manager Portfolio                      5/10/94       6.46     4.03       5.22
Fidelity VIP Equity-Income Portfolio                      7/6/93       19.23     8.09       8.31
Fidelity VIP Growth Portfolio                             7/18/93       5.99     0.83       5.68
Fidelity VIP High Income Portfolio                        7/18/93      10.35     9.63       2.40
Fidelity VIP Overseas Portfolio                           7/20/93      17.13    11.89       6.78
FT VIP Franklin Large Cap Growth Securities Fund          5/1/01       10.01     2.53      -0.13
FT VIP Franklin Small-Mid Cap Growth Securities Fund      5/1/01        7.82     3.61       1.90
Janus Aspen Large Cap Growth Portfolio                    5/1/01       10.24     2.20      -2.23
T. Rowe Price International Stock Portfolio               6/21/95      18.14    10.00       4.65


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

* Because the funds of the Goldman Sachs Variable Insurance Trust ("Goldman Sachs funds") were not available for investment under the Contract until January 9, 2006, currently there is no "Average Annual Total Return" performance information for the Goldman Sachs funds.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements of the Company as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006, and the financial statements of the VEL II Account of the Company as of December 31, 2006 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policies.

         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of Commonwealth Annuity and Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, shareholder's equity, comprehensive income and cash flows present fairly, in all material respects, the financial position of Commonwealth Annuity and Life Insurance Company at December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
April 23, 2007

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

                                                                   SUCCESSOR   SUCCESSOR
DECEMBER 31,                                                          2006        2005
----------------------------------------------------------------------------------------
(In millions)
ASSETS
   Investments:
      Fixed maturities at fair value (amortized cost of $1,075.4
         and $1,275.6 in 2006 and 2005, respectively)              $ 1,071.1   $ 1,275.6
      Equity securities at fair value (cost of $64.4 in 2006)           65.7          --
      Policy loans                                                     117.0       115.6
      Other long-term investments                                         --         0.6
                                                                   ---------   ---------
         Total investments                                           1,253.8     1,391.8
                                                                   ---------   ---------
   Cash and cash equivalents                                            58.9       123.2
   Accrued investment income                                            12.9        20.8
   Reinsurance receivable on paid and unpaid losses, benefits,
      unearned premiums and modified coinsurance                     2,174.8       806.7
   Value of business acquired (intangible)                             274.4       318.5
   Deferred policy acquisition costs                                   103.6          --
   Deferred federal income taxes                                       157.9       172.3
   Other assets                                                         17.9         8.6
   Separate account assets                                           7,894.5     8,578.3
                                                                   ---------   ---------
         Total assets                                              $11,948.7   $11,420.2
                                                                   =========   =========

LIABILITIES
   Policy liabilities and accruals:
      Future policy benefits                                       $ 3,411.0   $ 2,351.2
      Outstanding claims and losses                                     12.9        13.1
      Unearned premiums                                                  1.0         1.7
      Contractholder deposit funds and other policy liabilities         52.7        70.3
                                                                   ---------   ---------
         Total policy liabilities and accruals                       3,477.6     2,436.3
                                                                   ---------   ---------
   Accrued expenses and other liabilities                               89.7        66.8
   Reinsurance payable                                                   4.5         7.1
   Separate account liabilities                                      7,894.5     8,578.3
                                                                   ---------   ---------
         Total liabilities                                         $11,466.3   $11,088.5
                                                                   ---------   ---------
Commitments and contingencies (Notes 19 and 20)

SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares authorized,
      2,526 shares issued and outstanding                          $     2.5   $     2.5
   Additional paid-in capital                                          416.9       329.9
   Accumulated other comprehensive loss                                 (1.2)         --
   Retained earnings (deficit)                                          64.2        (0.7)
                                                                   ---------   ---------
         Total shareholder's equity                                    482.4       331.7
                                                                   ---------   ---------
         Total liabilities and shareholder's equity                $11,948.7   $11,420.2
                                                                   =========   =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

                                                          SUCCESSOR   PREDECESSOR   PREDECESSOR
FOR THE YEARS ENDED DECEMBER 31,                             2006         2005          2004
-----------------------------------------------------------------------------------------------
(In millions)
REVENUES
   Premiums                                                 $   --       $ 36.9        $ 39.5
   Universal life and investment product policy fees         233.0        244.6         280.0
   Net investment income                                     110.5        192.6         217.5
   Net realized investment (losses)/gains                     (7.3)        22.9           8.6
   Other income                                               20.7         33.0          40.2
                                                          -------------------------------------
      Total revenues                                         356.9        530.0         585.8
                                                          -------------------------------------
BENEFITS, LOSSES AND EXPENSES
   Policy benefits, claims, losses and loss adjustment
      expenses                                               105.2        239.4         231.1
   Policy acquisition expenses                                39.0        111.8         120.8
   Interest on trust instruments supported by funding
      obligations                                               --         19.6          51.8
   Losses on derivative instruments                           46.7          2.3           0.6
   Other operating expenses                                   74.9        148.6         170.3
                                                          -------------------------------------
      Total benefits, losses and expenses                    265.8        521.7         574.6
                                                          -------------------------------------
   Income before federal income taxes and cumulative
      effect of change in accounting principle                91.1          8.3          11.2
                                                          -------------------------------------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
   Current                                                      --        (34.1)        (80.5)
   Deferred                                                   26.2          1.1          44.7
                                                          -------------------------------------
      Total federal income tax expense (benefit)              26.2        (33.0)        (35.8)
                                                          -------------------------------------
Income before cumulative effect of change in accounting
   principle                                                  64.9         41.3          47.0
Cumulative effect of change in accounting principle,
   net of tax benefit of $30.8 in 2004                          --           --         (57.2)
                                                          -------------------------------------
Net income (loss)                                           $ 64.9       $ 41.3        $(10.2)
                                                          =====================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS. SEE NOTE 5 FOR PROFORMA 2005 SUCCESSOR INCOME STATEMENT.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                              ADDITIONAL              ACCUMULATED OTHER       TOTAL
                                     COMMON     PAID-IN    RETAINED     COMPREHENSIVE     SHAREHOLDER'S
(IN MILLIONS)                         STOCK     CAPITAL    EARNINGS         LOSS              EQUITY
-------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1, 2004            $2.5     $1,075.0     $140.9         $(23.5)           $1,194.9
Return of capital                                 (75.0)                                        (75.0)
Net loss                                                     (10.2)                             (10.2)
Other comprehensive income:
Net unrealized gains                                                          7.0                 7.0
Minimum pension liability                                                    (4.6)               (4.6)
                                     ------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2004          $2.5     $1,000.0     $130.7         $(21.1)           $1,112.1
                                     ==================================================================
Net income                                                    41.3                               41.3
Other comprehensive income:
Net unrealized losses                                                       (24.1)              (24.1)
Minimum pension liability                         (38.3)                     24.9               (13.4)
Distribution of subsidiaries                     (385.8)     (72.8)          26.4              (432.2)
                                     ------------------------------------------------------------------
BALANCE AT DECEMBER 30, 2005          $2.5     $  575.9     $ 99.2         $  6.1            $  683.7
Purchase accounting adjustments                  (246.0)     (99.9)          (6.1)             (352.0)
                                     ------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2005          $2.5     $  329.9     $ (0.7)        $   --            $  331.7
                                     ==================================================================
Net income                                                    64.9                               64.9
Other comprehensive income:
Net unrealized losses                                                        (1.2)               (1.2)
Capital Contribution                               87.0                                          87.0
                                     ------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2006          $2.5     $  416.9     $ 64.2         $ (1.2)           $  482.4
                                     ==================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                    SUCCESSOR   PREDECESSOR   PREDECESSOR
FOR THE YEARS ENDED DECEMBER 31,                                       2006         2005         2004
---------------------------------------------------------------------------------------------------------
(In millions)
                                                                    -------------------------------------
Net income (loss)                                                     $64.9        $ 41.3       $(10.2)
                                                                    -------------------------------------
Other comprehensive income (loss):
   Available-for-sale securities, net of policyholder amounts:
      Net depreciation during the period                               (2.0)        (84.0)       (19.9)
      Benefit provision for deferred federal income taxes               0.8          29.4          6.9
                                                                    -------------------------------------
   Total available-for-sales securities                                (1.2)        (54.6)       (13.0)
                                                                    -------------------------------------
   Derivative instruments:
      Net (depreciation) appreciation during the period                  --          77.8         30.7
      (Provision) benefit for deferred federal income taxes              --         (27.2)       (10.7)
                                                                    -------------------------------------
   Total derivative instruments                                          --          50.6         20.0
                                                                    -------------------------------------
Net unrealized (depreciation) appreciation                             (1.2)         (4.0)         7.0
                                                                    -------------------------------------
   Minimum pension liability:
      Decrease (increase) in minimum pension liability                   --          48.0         (7.1)
      (Provision) benefit for deferred federal income taxes              --         (16.8)         2.5
                                                                    -------------------------------------
   Total minimum pension liability                                       --          31.2         (4.6)
                                                                    -------------------------------------
Other comprehensive (loss) income                                      (1.2)         27.2          2.4
                                                                    -------------------------------------
Purchase accounting adjustments                                          --          (6.1)          --
                                                                    -------------------------------------
Comprehensive income (loss)                                           $63.7        $ 62.4       $ (7.8)
                                                                    =====================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                SUCCESSOR   PREDECESSOR   PREDECESSOR
FOR THE YEARS ENDED DECEMBER 31,                                                   2006         2005          2004
---------------------------------------------------------------------------------------------------------------------
(In millions)
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (loss)                                                            $    64.9    $   41.3       $ (10.2)
   Adjustments to reconcile net income (loss) to net cash used in operating activities:
      Net realized investment losses (gains)                                          7.3       (22.9)         (8.6)
      Losses (gains) on derivative instruments                                         --         0.3          (1.2)
      Losses on futures contracts                                                      --          --          25.1
      Non cash derivative activity                                                   28.5          --            --
      Net accretion of premiums on investment                                        (0.8)         --            --
      Net amortization and depreciation                                              39.0        20.9          27.9
      Interest credited to contractholder deposit funds and trust instruments
         supported by funding obligations                                              --        21.1          46.1
      Deferred federal income taxes                                                  26.2         1.1          44.7
      Change in deferred acquisition costs                                         (110.0)      163.9         128.3
      Change in premiums and notes receivable, net of reinsurance premiums
         payable                                                                     (2.6)        1.6          (0.3)
      Change in accrued investment income                                             7.9        19.7           8.9
      Change in policy liabilities and accruals, net                              1,053.6      (330.3)       (322.0)
      Change in reinsurance receivable and modified coinsurance                  (1,362.9)      (84.4)         56.3
      Change in expenses and taxes payable                                           (5.6)       16.2         (85.9)
      Other, net                                                                     (5.6)       15.3          24.6
                                                                                ---------    --------       -------
         Net cash used in operating activities                                     (260.1)     (136.2)        (66.3)
                                                                                ---------    --------       -------
CASH FLOWS FROM INVESTING ACTIVITIES
      Proceeds from disposals and maturities of fixed maturities                  2,206.0     1,561.0         967.9
      Proceeds from disposals of equity securities                                     --         1.7           8.8
      Proceeds from disposals of other investments                                    0.6        25.7          43.0
      Proceeds from mortgages sold, matured or collected                               --         9.6          58.7
      Purchase of available-for-sale fixed maturities                            (2,012.1)     (686.0)       (762.1)
      Purchase of equity securities                                                 (64.4)       (0.1)         (2.7)
      Purchase of other investments                                                  (1.4)       (8.8)         (5.0)
      Capital expenditures                                                           (1.5)       (7.7)         (5.8)
      Net payments related to margin deposits on derivative instruments              (0.1)      (39.7)         (4.9)
      Other investing activities, net                                                  --         0.3           0.2
                                                                                ---------    --------       -------
         Net cash provided by investing activities                                  127.1       856.0         298.1
                                                                                ---------    --------       -------
CASH FLOWS FROM FINANCING ACTIVITIES
      Withdrawals from contractholder deposit funds                                 (17.6)       (1.7)       (183.4)
      Withdrawals from trust instruments supported by funding obligations              --      (651.5)       (182.7)
      Change in collateral related to securities lending program                       --      (109.6)       (138.4)
      Capital (dividend) contribution                                                86.3      (114.7)           --
                                                                                ---------    --------       -------
      Net cash provided by (used in) financing activities                            68.7      (877.5)       (504.5)
                                                                                ---------    --------       -------
      Net change in cash and cash equivalents                                       (64.3)     (157.7)       (272.7)
      Cash and cash equivalents, beginning of period                                123.2       280.9         553.6
                                                                                ---------    --------       -------
      Cash and cash equivalents, end of period                                  $    58.9    $  123.2       $ 280.9
                                                                                =========    ========       =======
SUPPLEMENTAL CASH FLOW INFORMATION
      Income tax refunds                                                        $      --    $   42.5       $  52.0

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

1.   ORGANIZATION

On September 1, 2006, Allmerica Financial Life Insurance and Annuity Company ("AFLIAC") changed its name to Commonwealth Annuity and Life Insurance Company (the "Company"). The Company is a stock life insurance company organized under the laws of Massachusetts. At December 31, 2006, the Company manages blocks of variable annuity, variable universal life and minor blocks of group retirement products.

On December 30, 2005, The Goldman Sachs Group, Inc. ("Goldman Sachs") acquired all outstanding common shares of the Company from The Hanover Insurance Group ("THG") (the "Transaction"). Prior to December 1, 2005 THG was named Allmerica Financial Corporation. Immediately preceding the Transaction, the Company distributed its ownership in certain wholly-owned subsidiaries, First Allmerica Financial Life Insurance Company ("FAFLIC"), VeraVest Investments, Inc. ("VeraVest"), and Allmerica Financial Investment Management Services, Inc ("AFIMS") directly to THG as a dividend to shareholders. The Company's remaining non-insurance subsidiaries were distributed to FAFLIC as a capital contribution prior to the Transaction.

Concurrent with the Transaction, the Company entered into several servicing agreements to provide certain support of its business. Transitional service agreements with THG provided operational support, system and policy conversion support, accounting and other services until December 31, 2006. An operational servicing agreement was executed with Security Benefit Life Insurance Company ("Se2") on December 30, 2005, to provide customer and agent support and perform other key policy administration and operational functions. As of December 31, 2006, these operational functions have been transferred to Se2.

The Company has a management services agreement with its affiliate, Goldman Sachs & Co ("GSCO"). Under this services agreement, GSCO provides support to the Company in administrative, legal, compliance, technology, operations, financial reporting, human resources, risk management and other areas. The Company has engaged its affiliate, Goldman Sachs Asset Management, L.P. ("GSAM") to oversee its investment portfolio and provide investment management services.

The Company has a coinsurance agreement with its affiliate, Columbia Capital Life Reinsurance Company ("Columbia"), whereby it cedes 100% of its fixed-only deferred annuity insurance business (see Note 15 - Reinsurance) to Columbia as at November 1, 2006.

2.   BASIS OF PRESENTATION

The accompanying audited financial statements have been prepared in accordance with generally accepted accounting principles ("US GAAP"). The transaction was accounted for using the purchase method under Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" ("SFAS No. 141") and SFAS No. 142, "Goodwill and Other Intangible Assets" ("SFAS No. 142") and "pushed down" to the Company's financial statements. Under the purchase method of accounting, assets acquired and liabilities assumed were recorded at estimated fair value at the date of purchase, and updated as of December 31, 2006. Consequently, the Company experienced decreased amortization of acquisition expenses as compared to historical experience when it was owned by THG. See Note 5 - Proforma, for a proforma income statement containing the changes.

Prior to December 30, 2005, the consolidated accounts of the Company included the accounts of FAFLIC and certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries). In the accompanying financial statements, "predecessor" information includes these subsidiaries, while "successor" information represents the Company on a stand-alone basis and includes purchase accounting adjustments as indicated in
Note 3 - Purchase Accounting.

The preparation of financial statements in conformity with US GAAP requires the Company to make estimates and assumptions and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could be materially different from those estimates.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

3.   PURCHASE ACCOUNTING

Goldman Sachs' acquisition of the Company is accounted for by applying SFAS No. 141 through "push down" accounting. Included in the following table is value of business acquired ("VOBA"), which represents the present value of future profits embedded in the acquired contracts. See Note 14 - Value of Business Acquired, for further explanation of VOBA. The assessment of fair value in accordance with SFAS No. 141 included the establishment of intangible assets for VOBA and various state licenses. No specific goodwill was recognized as a result of this assessment. See Note 4 - Summary of Significant Accounting Policies, for further discussion of Goodwill. In accordance with SFAS No. 141 and Accounting Principles Board ("APB") Opinion No. 16 "Business Combinations," the purchase allocation period to identify and record fair value for all assets acquired and liabilities assumed should usually not exceed one year from the transaction date. At the conclusion of 2006, additional balance sheet adjustments were identified. The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as of December 30, 2005 and purchase accounting adjustments made for the year ended December 31, 2006.

                                                       EFFECT OF      PROFORMA
                                       DECEMBER 30,   ADJUSTMENTS   DECEMBER 31,
FAIR VALUE                                 2005         IN 2006         2005
--------------------------------------------------------------------------------
(In millions)
Assets:
Total investments at market value        $ 1,391.8      $   --       $ 1,391.8
Cash and cash equivalents                    123.2          --           123.2
VOBA                                         318.5       (12.4)          306.1
Other assets at fair value(1)              1,007.5        18.4         1,025.9
Separate account assets                    8,578.3          --         8,578.3
                                       -----------------------------------------
   Total assets acquired                  11,419.3         6.0        11,425.3
Liabilities:
Policyholder account balances              2,436.3         5.3         2,441.6
Other liabilities at fair value               72.3          --            72.3
Separate account liabilities               8,578.3          --         8,578.3
                                       -----------------------------------------
   Total liabilities assumed              11,086.9         5.3        11,092.2
Total purchase price                     $   332.4      $  0.7       $   333.1
                                       =========================================

(1) Adjustment reflects the combined effect of adjustment to the deferred tax asset (see Note 11), receivables from reinsurers and other accounts receivable.

PURCHASE PRICE:
----------------------------------------------
(In millions)
Initial payment of purchase price       $262.0
FAFLIC ceding commission                   8.6
Direct transaction expenses                6.9
Additional deferred purchase price        54.9
Purchase accounting final adjustments      0.7
                                        ------
Total purchase price                    $333.1
                                        ======

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

4.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A. VALUATION OF INVESTMENTS

In accordance with the provisions of SFAS No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, ("SFAS No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale, or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Fixed maturities and equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in accumulated other comprehensive income, a separate component of shareholder's equity. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Policy loans are carried principally at unpaid principal balances.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk and that meet the conditions for separate account reporting under American Institute of Certified Public Accountants ("AICPA") Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contract and for Separate Accounts" ("SOP 03-1"), are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary decline in value of a specific investment is deemed to have occurred, the Company reduces the cost basis of the investment to fair value. This reduction is permanent and is recognized as a realized investment loss. Realized investment gains and losses related to separate accounts that meet the conditions for separate account reporting under SOP 03-01 accrue to and are borne by the contract holder.

     B. CLOSED BLOCK

The predecessor Consolidated Statements of Operations include the activity of the FAFLIC Closed Block of participating policies. The FAFLIC Closed Block consists of certain individual life insurance participating policies, individual deferred annuities and supplemental contracts not involving life contingencies, which were in force as of the October 16, 1995 demutualization.

The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block business, are reasonably sufficient to support the Closed Block Business.

Following the Transaction, there is no impact to the successor financial statements as the Closed Block remains with FAFLIC.

     C. FINANCIAL INSTRUMENTS

Financial instruments are reflected in the balance sheet on a trade-date basis and consist of financial instruments carried at fair value or amounts that approximate fair value. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). In the normal course of business, the Company enters into transactions involving various types of financial instruments, including U.S. government and agency securities, liquid mortgage products, investment-grade corporate bonds, money market securities, state, municipal and provincial obligations, high yield mutual funds, swap contracts, option contracts and futures contracts. Quoted market prices in active markets are the best evidence of fair value and the Company used them when available. If quoted market prices in active markets are not available, valuations are based on quoted prices in markets that are not active, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency. These instruments involve credit risk and are also subject to risk of loss due to interest rate and foreign currency fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

4.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     D. DERIVATIVES AND HEDGING ACTIVITIES

As of the Transaction, the Company entered into certain over-the-counter ("OTC") derivatives, primarily equity put options and interest rate swaptions, to hedge certain equity market, credit and interest rate risk. None of these post-transaction instruments qualify for hedge accounting, and are carried at fair value or amounts that approximate fair value.

Fair values of the Company's exchange-traded derivatives are generally determined from quoted market prices. OTC derivatives are valued using models. The selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Where possible, the Company verifies the values produced by pricing models to market transactions. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be verified and model selection does not involve significant judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. Where the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the Company believes that the transaction price is the best estimate of fair value at inception. Subsequent to initial recognition, the Company only updates valuation inputs when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other evidence such as empirical market data. In circumstances where the Company cannot verify the model value to market transactions, it is possible that a different valuation model could produce a materially different estimate of fair value. As markets continue to develop and more pricing information becomes available, the Company continues to review and refine the models used.

In November 2006, per the investment management agreement with GSAM, the Company began to trade futures contracts. Exchange-traded futures and options are effected through a regulated exchange and positions are marked to market on a daily basis. The Company has little exposure to credit-related losses in the event of nonperformance by counter-parties to such financial instruments. From time to time, futures contracts are terminated. The termination of such contracts would be recognized in income as they are marked to market on a daily basis. Terminations would not materially impact earnings as any payment due upon termination represents one day of market exposure. The clearinghouse guarantees the performance of both counterparties which mitigates credit risk.

Prior to December 30, 2005, the Company held foreign currency exchange swaps, futures and options to hedge its trust instruments supported by funding obligations and investments denominated in foreign currencies, as well as exchange-traded equity futures to hedge guaranteed minimum death benefits ("GMDB") and interest rate risk. All of these derivatives were recognized on the balance sheet at their fair value. On the date the derivative contract was entered into, the Company designated the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair value" hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); (3) a foreign-currency fair value or cash flow hedge related to a recognized asset or liability ("foreign currency" hedge); or (4) "held for trading". Changes in the fair value of a derivative that was highly effective and that was designated and qualified as a fair value hedge, along with the gain or loss on the hedged asset or liability that was attributable to the hedged risk, were recorded in current period earnings. Changes in the fair value of a derivative that was highly effective and that was designated and qualified as a cash flow hedge were recorded in other comprehensive income, until earnings were affected by the variability of cash flows (i.e., when periodic settlements on a variable-rate asset or liability are recorded in earnings). Changes in the fair value of derivatives that were highly effective and that were designated and qualified as foreign currency hedges were recorded in either current period earnings or

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

4.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     D. DERIVATIVES AND HEDGING ACTIVITIES (CONTINUED)

other comprehensive income, depending on whether the hedge transaction was a fair value hedge or a cash flow hedge. Lastly, changes in the fair value of derivative trading instruments were reported in current period earnings.

The Company formally documented all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process included linking all derivatives that were designated as fair value, cash flow or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assessed, both at the hedge's inception and on an ongoing basis, whether the derivatives that were used in hedging transactions were highly effective in offsetting changes in fair values or cash flows of hedged items. When it was determined that a derivative was not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinued hedge accounting prospectively, as discussed below.

The Company discontinued hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedge item, including forecasted transactions;
(2) the derivative expires or is sold, terminated, or exercised; (3) the derivative is no longer designated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting was discontinued it was determined that the derivative no longer qualifies as an effective fair value hedge, the derivative was carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting was discontinued the derivative used in a cash flow hedge expired was sold, terminated, or exercised, the gain or loss on the derivative was deferred in accumulated other comprehensive income and reclassified to earnings when the hedged forecasted transaction affected earnings. When hedge accounting was discontinued it was probable that a forecasted transaction would not occur, the derivative was carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income was recognized immediately in earnings. In all other situations in which hedge accounting was discontinued, the derivative was carried at its fair value on the balance sheet, with changes in fair value recognized in the current period earnings.

     E. CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments held in the ordinary course of business. None of this is restricted or segregated for specific business reasons. In addition, approximately $31.2 million is held at one financial institution at December 31, 2006.

     F. DEFERRED POLICY ACQUISITION COSTS ("DAC") AND DEFERRED SALES INDUCEMENTS ("DSI")

DAC consists of commissions, ceding commissions, and other costs, which vary with, and are primarily related to, the production of revenues. DSI were generated by annuities that offer enhanced crediting rates or bonus payments. As part of the recording of fair value purchase accounting due to the acquisition of the Company, DAC and DSI were revalued to zero as of the Transaction date.

Subsequent to the Transaction, DAC balances primarily are created via the deferral of ceding commissions paid in the reinsurance of in force contracts. DAC amortization is reviewed periodically and adjusted retrospectively when the Company revised its estimate of current or future gross profits to be recognized from these products. Acquisition costs and sales inducements related to variable annuity products were amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. (See Note 16-- Deferred Policy Acquisition Costs for further discussion of DAC).

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

4.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     G. REINSURANCE RECEIVABLES

Effective July 1, 2006, the Company assumed on a modified coinsurance basis, a block of variable annuity business from Chase Insurance Life and Annuity Company ("CILAC"). In accordance with SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS No. 113"), assets and liabilities are presented on a gross basis. The receivable from reinsurer represents the modified coinsurance loan and any unpaid quarterly settlements. The Company assessed exposure to credit risk with the counterparty, and has calculated the value of the resulting derivative in accordance with Derivatives Implementation Group issue B36. See Note 15 - Reinsurance, for a further discussion of coinsurance agreements.

The Company cedes certain insurance risks it has underwritten, through the use of traditional reinsurance contracts, with various insurance entities. Reinsurance accounting is followed for ceded transactions when the risk transfer provisions of SFAS No. 113 have been met. As a result, when the Company experiences claims events, or unfavorable mortality or morbidity experiences that are subject to a reinsurance contract, reinsurance recoverables are recorded. Effective December 30, 2005, the Company assumed risk related to FAFLIC's variable annuity and variable life products. Reinsurance recoverables are recorded for policy fees and changes in reserves as applicable for these reinsured contracts. The FAFLIC Separate Account assets and liabilities remain with FAFLIC in accordance with SOP 03-1 and are not included in reinsurance recoverables or payables.

The valuation of claims recoverable depends on whether the underlying claim is a reported claim, or a future policy benefit. For reported claims, the Company values reinsurance recoverables at the time the underlying claim is recognized, in accordance with contract terms. For future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information and applies that information to the future policy benefit estimates. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is disclosed separately in the financial statements. However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled.

     H. PROPERTY, EQUIPMENT AND CAPITALIZED SOFTWARE

Property, equipment, leasehold improvements and capitalized software are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line method over the estimated useful lives of the related assets. Certain costs of software developed or obtained for internal use are capitalized and amortized on a straight-line basis over the useful life of the software. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

The Company tests for the potential impairment of long-lived assets whenever events or changes in circumstances suggest that the carrying amounts may not be fully recoverable in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets." The Company recognizes impairment losses only to the extent that the carrying amounts of long-lived assets exceed the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the assets. The Company reduces the carrying value of the asset to fair value when the carrying amount exceeds its fair value. Fair values are estimated using discounted cash flow analysis. As part of the recording of purchase accounting due to the acquisition of the Company in 2005, $3.0 million of capitalized assets were written off.

     I. GOODWILL

Goodwill is the cost of an acquired company in excess of the fair value of its identifiable net assets at acquisition date. Relating to the Transaction and in accordance with the provisions of SFAS No. 142, an analysis was done to assign purchase price to the assets and liabilities of the business. The Company has recorded a purchase price of $333.1 million as part of the Transaction, including the fair value allocation of other net assets and the establishment of VOBA. As part of the purchase accounting and the fair value analysis described above, no separate or additional value related to goodwill was recognized.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

4.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     J. SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders. Assets consist principally of mutual funds, bonds, common stocks, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. However, the Company's net income reflects fees assessed and earned on fund values of these contracts. See Note 7 - Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

     K. POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for annuity, life, and health products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3 1/2% to 9 1/2% for annuities and 3% to 6% for life insurance. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for GMDB in excess of contract values. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation.

Liabilities for outstanding claims and claims adjustment expenses are estimates of payments to be made on health insurance contracts for reported losses and claims adjustment expenses and estimates of losses and claims adjustment expenses incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liability and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near-term if the estimates discussed above are revised.

     L. PREMIUM, FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims for guaranteed minimum death benefits in excess of contract values, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges such as enhanced crediting rates or bonus payments that represent compensation for services to be provided in future periods are classified as deferred sales inducements and amortized over the period benefited using the same assumptions used to amortize deferred acquisition costs. See Note 16 - Deferred Policy Acquisition Costs, for further information regarding revaluation of DAC and deferred sales inducements.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

4.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     M. FEDERAL INCOME TAXES

Deferred federal income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes" ("SFAS No. 109"). These differences result primarily from insurance reserves, net operating loss carryforwards, policy acquisition expenses, tax credit carryforwards, employee benefit plans, and deferred sales inducements.

Valuation allowances are established to reduce deferred tax assets to the amount that more likely than not will be realized. Contingent liabilities related to income taxes are recorded when the criteria for loss recognition under SFAS No. 5, "Accounting for Contingencies," as amended, have been met.

In June 2006, The Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB SFAS No. 109" ("FIN No. 48"), to create a single model to address accounting for uncertainty in tax positions. FIN No. 48 is effective for fiscal years beginning after December 15, 2006 (See Note 4O - Accounting Standards Not Yet Adopted below).

     N. NEW AND ADOPTED ACCOUNTING PRONOUNCEMENTS

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS No. 155"). SFAS No. 155 permits an entity to measure at fair value any financial instrument that contains an embedded derivative that otherwise would require bifurcation. As permitted, the Company early adopted SFAS No. 155 in the first quarter of 2006. Adoption did not have a material effect on the Company's financial condition, results of operations or cash flows.

In May 2005, the FASB issued SFAS No. 154, ACCOUNTING CHANGES AND ERROR CORRECTIONS-A REPLACEMENT OF APB OPINION NO. 20 AND FASB STATEMENT NO. 3 ("SFAS No. 154"). SFAS No. 154 replaces APB Opinion No. 20, "Accounting Changes" and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements." This statement establishes, unless impracticable, retrospective application as the required method for all voluntary changes in accounting principle in the absence of specific transition provisions for the newly adopted accounting principle. SFAS No. 154 requires companies to retrospectively apply the effect of the change to all prior periods practicable, and the financial statements for all periods presented shall be adjusted to reflect the change. Similarly, an error in the financial statements of a prior period that is discovered subsequent to their issuance shall be reported as a prior-period adjustment, and the financial statements for each period presented shall be adjusted to reflect the correction. This statement also provides guidance for determining whether retrospective application of a change in accounting principle is impracticable and the necessary disclosures once that determination has been made. Additionally, changes in methods of depreciation, amortization or depletion of long-lived, non-financial assets must be accounted for as a change in accounting estimate. The statement also requires certain disclosures in the period in which a change in accounting principle or correction of an error is made. SFAS No. 154 is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. Adoption of this Statement did not have a material effect on the Company's financial position or results of operations.

     O. ACCOUNTING STANDARDS NOT YET ADOPTED

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157"). SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants. Under SFAS No. 157, fair value measurements are not adjusted for transaction costs.

SFAS No. 157 nullifies the consensus reached in EITF Issue No. 02-3, "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Rick Management Activities," (EITF Issue No. 02-3) that prohibited the recognition of day one gain or loss on derivative contracts (and hybrid instruments measured at fair value under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as modified by SFAS No. 155) where the Company could not verify all of the significant model inputs to observable market data and verify the model to market transactions. However, SFAS No. 157 requires that a fair value measurement reflect the assumptions market participants would use in pricing an asset or libility based on the base information available. Assumptions include the risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model.

In addition, SFAS No. 157 prohibits the recognition of "block discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market.

The provisions of SFAS No. 157 are to be applied prospectively, except for changes in fair value measurements that result from the initial application of SFAS No. 157 to existing derivative financial instruments measured under EITF Issue No. 02-3, existing hybrid instruments measured at fair value and block discounts, all of which are to be recorded as an adjustment to beginning retained earnings in the year of adoption.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

4.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     O. ACCOUNTING STANDARDS NOT YET ADOPTED (CONTINUED)

The Company intends to adopt SFAS No. 157 as of January 1, 2007. To determine the transition adjustment to opening retained earnings, the Company has performed an analysis of existing derivative instruments measured under EITF Issue 02-3, hybrid financial instruments and block discounts. To determine the prospective transition adjustment that will be recorded in net revenues in 2007, the Company will perform an analysis of all other positions. With respect to principal investments, the prospective transition adjustment may include positive changes to investment valuations based on available market evidence even if there have been no third-party transactions in the capital structure of the underlying investee. The Company is currently evaluating the impact of SFAS No. 157 on its results of operations for 2007.

In June 2006, the FASB issued FIN No. 48 to create a single model to address accounting for uncertainty in tax positions. FIN No. 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN No. 48 also provides guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN No. 48 requires that the Company determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Once it is determined that a position meets this recognition threshold, the position is measured to determine the amount of benefit to be recognized in the financial statements. The Company expects to adopt the provisions of FIN No. 48 as of January 1, 2007. The Company is currently evaluating the impact of adopting FIN No. 48 on its financial condition, results of operations and cash flows.

In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance companies for deferred acquisition costs on internal replacements of insurance and investment contracts other than those described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," ("SFAS No. 97"). This statement is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-1 as of January 1, 2007 and is not expected to have a material effect on the Company's results of operations or financial position as the Company primarily has products that are accounted for in accordance with SFAS No. 97.

     P. RECLASSIFICATIONS

Certain reclassifications have been made to previously reported amounts to conform to the current presentation.

5. PROFORMA

On December 30, 2005 two material transactions occurred that are not reflected in the predecessor income statement presented for 2005. The divestiture of all subsidiaries of the Company will cause successor financial statements to be based upon unconsolidated activity. In addition, the establishment of a new fair value balance sheet in accordance with SFAS No. 141, as part of the purchase accounting, will generate certain differences in amortization of VOBA levels in future years.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

5.   PROFORMA (CONTINUED)

The 2006 Consolidated Statement of Income reflects the two material transactions described above. The following unaudited pro forma condensed information presents the results of operations for the Company assuming the divestiture of all subsidiaries occurred at December 31, 2004 and that the implications of the push down accounting was reflected in the 2005 income statement. This unaudited proforma information does not necessarily represent what the results would be for future periods, but provides a comparison by which to understand the 2006 changes.

                                                                       (UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,                                           2005                                2006
----------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
                                                                                      INCOME
                                                                      REINSURANCE    STATEMENT
                                          PREDECESSOR   DIVESTITURE   OF FAFLIC'S    EFFECT OF   SUCCESSOR   SUCCESSOR
                                            INCOME          OF         VARIABLE      PURCHASE     INCOME      INCOME
                                           STATEMENT   SUBSIDIARIES    BUSINESS     ACCOUNTING   STATEMENT   STATEMENT
                                          ----------------------------------------------------------------------------
Premiums                                    $ 36.9        $(36.9)       $   --        $   --      $   --      $   --
Universal life and investment product
   policy fees                               244.6         (16.9)         15.9            --       243.6       233.0
Net investment income                        192.6        (113.3)          1.6         (20.0)       60.9       110.5
Realized gains/(losses)                       22.9         (16.0)         (0.3)           --         6.6        (7.3)
Other income                                  33.0         (22.7)          1.4            --        11.7        20.7
                                          ----------------------------------------------------------------------------
Total revenues                               530.0        (205.8)         18.6         (20.0)      322.8       356.9

Policy benefits, claims, losses and LAE      239.4        (106.2)          6.3          13.8       153.3       105.2
VOBA and DAC amortization                    111.8          (6.7)           --         (63.5)       41.6        39.0
Other expenses                               170.5         (63.1)          1.8         (35.2)       74.0       121.6
                                          ----------------------------------------------------------------------------
Total benefits, losses and expenses          521.7        (176.0)          8.1         (84.9)      268.9       265.8
Total federal income tax benefit
   (expense)                                  33.0          (8.6)         (3.7)        (22.7)       (2.0)      (26.2)
                                          ----------------------------------------------------------------------------
Net income (loss)                           $ 41.3        $(38.4)       $  6.8        $ 42.2      $ 51.9      $ 64.9
                                          ============================================================================

6.   SIGNIFICANT TRANSACTIONS

On July, 1, 2006, the Company entered into a modified coinsurance agreement with CILAC to assume 100% of its variable annuity business on a modified coinsurance basis. The Company assumed general account reserves of $1.3 billion and paid a ceding allowance of $85.0 million to CILAC. General account liabilities assumed are reflected on the balance sheet in accordance with SFAS No. 113. As separate account liabilities were assumed under modified coinsurance terms, ownership of the underlying separate accounts was not transferred and is not reflected in the balance sheet. The assumed general account reserves as of December 31, 2006 was approximately $1.3 billion.

Effective December 30, 2005 the Company entered into a coinsurance agreement with FAFLIC, a subsidiary of THG. The Company assumed 100% of the FAFLIC variable annuity and variable life book of business. The Company assumed $124.6 million of reserves and paid $8.6 million as a ceding allowance to FAFLIC. As part of this transaction, separate account liabilities were assumed under modified coinsurance terms, and, as such, ownership of the underlying separate accounts is not included in the Company's separate account assets and liabilities. The assumed reserves as of December 31, 2006 was approximately $96.5 million.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

7. ADOPTION OF STATEMENT OF POSITION 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADTIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

In July 2003, the AICPA issued SOP 03-1, which is applicable to all insurance enterprises as defined by SFAS No. 60, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES. This statement provides guidance regarding accounting and disclosures of separate account assets and liabilities and an insurance company's interest in such separate accounts. It further provides for the accounting and disclosures related to contractholder transfers to separate accounts from a company's general account and the determination of the balance that accrues to the benefit of the contractholder. In addition, SOP 03-1 provides guidance for determining any additional liabilities for GMDBs or other insurance benefit features, potential benefits available only on annuitization and liabilities related to sales inducements, such as immediate bonus payments, persistency bonuses, and enhanced crediting rates or "bonus interest" rates, as well as the required disclosures related to these items. This statement was effective for fiscal years beginning after December 15, 2003. The determination of the GMDB reserve under SOP 03-1 is complex and requires various assumptions, including, among other items, estimates of future market returns and expected contract persistency.

Upon adoption on January 1, 2004, the Company recorded a cumulative effect of change in accounting principle of $57.2 million, after-tax.

The following illustrates the components of that charge (in millions):

Increase in GMDB liability                                          $ 80.6
Establishment of GMDB liability                                        4.1
Change in DAC                                                          3.3
                                                                    ------
                                                                      88.0
Provision for federal income taxes                                   (30.8)
                                                                    ------
   Cumulative effect of change in accounting principle, after-tax   $ 57.2
                                                                    ======

GUARANTEED MINIMUM DEATH BENEFITS

The Company issued variable annuity contracts with a GMDB feature. The GMDB feature provides annuity contractholders with a guarantee that the benefit received at death will be no less than a prescribed minimum amount. This amount is based on either the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or more typically, the greatest of these values. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

7. ADOPTION OF STATEMENT OF POSITION 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADTIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS (CONTINUED)

The following summarizes the liability for GMDB contracts reflected in the general account. The GMDB exposure includes resinsurance assumed, however the CILAC reinsurance is excluded as it provides negligible GMDB reserves and significant account values:

FOR THE YEARS ENDED DECEMBER 31,                        2006     2005
-----------------------------------------------------------------------
(In millions)
Beginning balance                                      $281.3   $ 74.6
Provision for GMDB:
   GMDB expense incurred                                 11.5     43.3
   Volatility (1)                                        (6.6)    (5.4)
                                                       ----------------
                                                          4.9     37.9
Claims, net of reinsurance:
   Claims from policyholders                            (56.3)   (57.6)
   Claims ceded to reinsurers                            55.2     55.4
                                                       ----------------
                                                         (1.1)    (2.2)
GMDB reinsurance premium                                (48.1)   (58.2)
Purchase accounting adjustment, at December 31, 2005       --    229.2
                                                       ----------------
Ending balance                                         $237.0   $281.3
                                                       ================

(1) Volatility reflects the difference between actual and expected investment performance, persistency, age distribution, mortality and other factors that are assumptions within the GMDB reserving model.

GMDB reserves were adjusted upwards by $229.2 million in 2005 as a result of the Transaction and revaluation based upon purchase accounting assumptions. The fair value reserve for the GMDB feature was computed using a risk neutral approach. The reserve represents estimates, over a range of stochastic scenarios, of the present value of future GMDB net benefits expected to be paid less the present value of future GMDB net fees charged to the policyholders.

For 2006, the GMDB reserves were calculated using best estimate, as opposed to risk neutral, scenarios for future projections and reflecting the December 31, 2005 reserve balance derived under purchase accounting.

The following information relates to the reserving methodology and assumptions for GMDB at December 31, 2006.

     - The projection model used 500 stochastically generated return scenarios with mean performance ranging from 5% to 10% depending on the underlying fund type.

     - Implied volatilities by duration were based on a combination of over the counter quotes (when available) and historical volatilities. Volatility assumptions range from 13% to 32%, varying by equity fund type; 3% for bond funds; and 1% for money market funds.

     -    The mortality assumption is 70% of the 1994 GMDB table.

     - The full surrender rate assumption varies from 1% to 50% depending on distribution channel, contract type, policy duration, and attained age. The aggregate projected full surrender rates for 2007 and 2008 are approximately 16% and 14%, respectively (full surrender rates include annuitizations, but they do not reflect partial withdrawals or deaths).

     - The partial withdrawal rate assumption varies by distribution channel, tax qualified status, and attained age. Total projected partial withdrawals are from 5% - 7% for all years.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

7. ADOPTION OF STATEMENT OF POSITION 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADTIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS (CONTINUED)

The following table presents the account value, net amount at risk and average attained age of underlying contractholders for guarantees in the event of death as of December 31, 2006 and 2005. The net amount at risk is the death benefit coverage in force or the amount that the Company would have to pay if all contractholders had died as of the specified date, and represents the excess of the guaranteed benefit over the account value.

DECEMBER 31,
(IN MILLIONS, EXCEPT FOR CONTRACTHOLDER INFORMATION)       2006       2005
----------------------------------------------------------------------------
Net deposits paid
   Account value                                         $    941   $  1,089
   Net amount at risk                                    $     17   $     31
   Average attained age of contractholders                     67         66
Ratchet (highest historical account value at specified
   anniversary dates)
   Account value                                         $  1,415   $  1,651
   Net amount at risk                                    $     61   $    109
   Average attained age of contractholders                     65         64
Roll-up (net deposits accumulated at a specified rate)
   Account value                                         $     93   $     97
   Net amount at risk                                    $     19   $     21
   Average attained age of contractholders                     77         76
Higher of ratchet or roll-up
   Account value                                         $  5,560   $  6,158
   Net amount at risk                                    $  1,070   $  1,449
   Average attained age of contractholders                     73         72
                                                         --------   --------
Total of guaranteed benefits categorized above
   Account value                                         $  8,009   $  8,995
   Net amount at risk                                    $  1,167   $  1,610
   Average attained age of contractholders
      (weighted by account value)                              71         70
Number of contractholders                                 135,057    162,100

The above table includes business coinsured from FAFLIC

GUARANTEED MINIMUM INCOME BENEFIT

Additionally, the Company previously issued variable annuity contracts with a guaranteed minimum income benefit ("GMIB") feature. The GMIB liability as of December 31, 2006 was $15.2 million with no benefits paid out. The GMIB liability at December 31, 2005 was $7.2 million with no benefits paid out. In conjunction with the Transaction and the application of SFAS No. 141, the GMIB liability was revalued to $16.5 million at December 31, 2005. Similarly to the approach employed to value the GMDB reserve, the fair value reserve for the GMIB feature was computed using a risk neutral approach. The reserve was determined by estimating the present value of future GMIB benefits expected to be paid less the present value of future GMIB fees charged to the policyholders, over a range of stochastic scenarios.

SALES INDUCEMENTS

The Company's variable annuity product offerings included contracts that offered enhanced crediting rates or bonus payments. These enhanced rates are considered sales inducements under SOP 03-1. As such, the balance of sales inducement assets were required to be reclassified from DAC to other assets upon adoption of SOP 03-1, and amortization of these sales inducements over the life of the contract is required to be reflected as a policy benefit. Amortization of these contracts is required to be computed using the same methodology and assumptions used in amortizing DAC.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

7. ADOPTION OF STATEMENT OF POSITION 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADTIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS (CONTINUED)

SALES INDUCEMENTS (CONTINUED)

In accordance with SFAS No. 141, this asset was revalued effective December 30, 2005. Accordingly, there was no balance of deferred sales inducements remaining at December 31, 2006 and 2005. The balance at December 31, 2004 was $72.9 million.

SEPARATE ACCOUNTS WITH CREDITED INTEREST GUARANTEES

The Company issued variable annuity and life contracts through its separate accounts for which net investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contractholder the total deposits made to the contract less any partial withdrawals plus a minimum return.

Prior to the adoption of SOP 03-1, the Company had recorded certain market value adjustments ("MVA") to the fixed annuity products as separate account assets and separate account liabilities in the Consolidated Balance Sheets. Changes in the fair value of MVA assets were reflected in other comprehensive income in the Consolidated Balance Sheets. In addition, the Company reflected policy fees, interest spreads, realized gains and losses on investments and changes in the liability for minimum guarantees in net income. Notwithstanding the market value adjustment feature of this product, all of the investment performance of the separate account assets related to this product does not accrue to the contractholder, and it therefore, does not meet the conditions for separate account reporting under SOP 03-1.

Upon adoption of SOP 03-1, assets related to the MVA product, primarily fixed maturities, which are carried at fair value, were reclassified to the general account as available-for-sale securities. Reserves related to contract account values included in separate account liabilities were also reclassified to the Company's general account. Changes in the fair value of these assets continue to be reflected in other comprehensive income in the Consolidated Balance Sheets. Additionally, amounts assessed against the contractholders for mortality, administrative, and other services have continued to be included in universal life and investment product policy fees and changes in liabilities for minimum guarantees have continued to be included in policy benefits and claims in the Consolidated Statements of Operations. Components of the interest spreads related to this product continue to be recorded in net investment income and policy benefits and claims in the Consolidated Statements of Operations. Realized investment gains and losses are recognized as incurred, consistent with prior years.

The MVA product attributable to CILAC were assumed on a modified coinsurance basis. Therefore, the assets related to these liabilities are a recoverable from reinsurers and changes in fair value are not included in other comprehensive income.

The Company had the following variable annuities with guaranteed minimum returns:

DECEMBER 31,                                  2006        2005
----------------------------------------------------------------
(In millions)
Account value                                $ 59.8      $ 68.1
Range of guaranteed minimum return rates   2.8 - 6.5%  3.0 - 6.5%

Account balances of these contracts with guaranteed minimum returns were invested in variable separate accounts as follows:

DECEMBER 31,                               2006    2005
--------------------------------------------------------
(In millions)
Asset Type:
   Fixed maturities                        $36.3   $67.7
   Cash and cash equivalents                26.5     2.4
                                           -------------
Total                                      $62.8   $70.1
                                           =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

8.   INVESTMENTS

     A. FIXED MATURITIES AND EQUITY SECURITIES

The Company accounts for its investments in fixed maturities and equity securities, all of which are classified as available-for-sale, in accordance with the provisions of SFAS No. 115.

In accordance with SFAS No. 141, the amortized cost of the assets were re-established at December 31, 2005 market values, as a result of the Transaction. The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

DECEMBER 31,                                                        2006
---------------------------------------------------------------------------------------------
                                                             GROSS        GROSS
                                               AMORTIZED   UNREALIZED   UNREALIZED     FAIR
                                                 COST        GAINS        LOSSES       VALUE
                                               ----------------------------------------------
(In millions)
U.S. Treasury securities and U.S. government
   and agency securities                        $  335.1      $1.3        $(2.4)     $  334.0
States and political subdivisions                   16.1        --         (0.2)         15.9
Corporate fixed maturities                         372.1       0.5         (2.9)        369.7
Mortgage-backed securities                         352.1       1.0         (1.6)        351.5
                                               ----------------------------------------------
Total fixed maturities                          $1,075.4      $2.8        $(7.1)     $1,071.1
                                               ==============================================
Equity securities                               $   64.4      $1.3        $  --      $   65.7
                                               ==============================================

DECEMBER 31,                                                               2005
----------------------------------------------------------------------------------------------------------
                                                             GROSS         GROSS      PURCHASE
                                               AMORTIZED   UNREALIZED   UNREALIZED   ACCOUNTING     FAIR
                                                COST (1)     GAINS        LOSSES     ADJUSTMENT     VALUE
                                               -----------------------------------------------------------
(In millions)
U.S. Treasury securities and U.S. government
   and agency securities                        $  134.9      $ 1.2       $ (1.9)      $  0.7     $  134.9
States and political subdivisions                   16.0        0.1         (0.5)         0.4         16.0
Corporate fixed maturities                         787.3       17.8         (6.5)       (11.3)       787.3
Mortgage-backed securities                         337.4        2.5         (3.3)         0.8        337.4
                                               -----------------------------------------------------------
Total fixed maturities                          $1,275.6      $21.6       $(12.2)      $ (9.4)    $1,275.6
                                               ===========================================================

(1) Amortized cost for fixed maturities securities after acquisition purchase accounting.

In 2006, the Company did not participate in a securities lending program. Until December 28, 2005, the Company participated in a security lending program for the purpose of enhancing income. At December 31, 2004, securities on loan to various counterparties were fully collateralized by cash and had a fair value of $161.3 million. The fair value of the loaned securities was monitored on a daily basis, and the collateral was maintained at a level of at least 102% of the fair value of the loaned securities. Securities lending collateral was recorded by the Company in cash and cash equivalents with an offsetting liability included in expenses and taxes payable.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance in 1994 to maintain, through a custodial account in New York, a security deposit, the market value of which will equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. During 2003, the New York Department of Insurance allowed AFLIAC to release assets on deposit due to the decrease in outstanding liabilities relating to the sale of the universal life insurance business in December 2002. At December 31, 2006, the amortized cost and fair value of assets on deposit in New York were $43.0 million and $42.8 million, respectively. At December 31, 2005, the amortized cost and fair value of the assets on deposit were $42.4 million and $43.1 million, respectively. In addition, fixed maturities, excluding

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

8.   INVESTMENTS (CONTINUED)

     A. FIXED MATURITIES AND EQUITY SECURITIES (CONTINUED)

those securities on deposit in New York, with an amortized cost of $5.8 million and $5.0 million were on deposit with various state and governmental authorities at December 31, 2006 and 2005, respectively. Fair values related to these securities were $5.7 million and $5.8 million at December 31, 2006 and 2005, respectively.

The Company entered into various derivative and other arrangements that required fixed maturities to be held as collateral. At December 31, 2006, the Company had $31.5 million held as collateral. At December 31, 2005, the Company had no arrangements that would require fixed maturities to be held as collateral. Corresponding liabilities for these items have also been recorded by the Company.

There were no contractual investment commitments at December 31, 2006 and 2005.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity. In accordance with SFAS No. 141, the amortized cost of the investments is shown below.

                                          DECEMBER 31,    DECEMBER 31,
                                              2006           2006
                                         AMORTIZED COST   FAIR VALUE
                                         -----------------------------
(In millions)
Due in one year or less                     $   54.0        $   53.9
Due after one year through five years          399.7           398.4
Due after five years through ten years         135.7           135.7
Due after ten years                            486.0           483.1
                                         -----------------------------
Total                                       $1,075.4        $1,071.1
                                         =============================

     B. DERIVATIVE INSTRUMENTS

Simultaneous to the Transaction, the Company implemented a hedging strategy consisting of long duration equity and derivative put options. The hedge is primarily static consisting of quarterly put options. The purpose of the hedge is to protect against increases in GMDB liability in the event that the market grows at a rate below LIBOR. In addition, the Company invests in exchange traded futures and options as part of its overall diversification and total return objects.

Under THG, an overall risk management strategy incorporating the use of derivative instruments to minimize significant unplanned fluctuations in earnings that were caused by foreign currency, equity market and interest rate volatility was employed. As a result of the Company's issuance of trust instruments supported by funding obligations denominated in foreign currencies, as well as its investment in securities denominated in foreign currencies, the Company's operating results were exposed to changes in exchange rates between the U.S. dollar, the Japanese Yen, and the British Pound. The Company used foreign currency exchange swaps and futures to mitigate the short-term effect of changes in currency exchange rates and to manage the risk of cash flow variability. Until August 22, 2005, the Company was also exposed to changes in the equity market due to increases in GMDB reserves that resulted from declines in the equity market. The Company used exchange-traded equity market futures contracts to reduce the volatility in statutory capital reserves from the effects of the equity market movements. Finally, for the period between August 22, 2005 and December 30, 2005, the closing date of the Transaction, the Company was exposed to changes in its surplus value, which was driven by a combination of equity market and interest rate movements. To economically hedge against fluctuations in the purchase price of the variable life insurance and annuity business, the Company used exchange-traded futures contracts and interest rate swap contracts.

     C. FAIR VALUE HEDGES

During 2006, no fair value hedges were established. In 2005, the Company entered into exchange-traded equity futures contracts to hedge the embedded gains on certain bonds identified to be liquidated to settle the maturity of a particular long-term funding agreement. The Company also entered into cross-currency swaps to convert its foreign denominated fixed rate trust instruments

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

8.   INVESTMENTS (CONTINUED)

     C. FAIR VALUE HEDGES (CONTINUED)

supported by funding obligations to U.S. dollar floating rate instruments. The Company recognized gains of $2.2 million for the year ended December 31, 2005, reported in net realized investment gains in the Consolidated Statements of Operations. These derivative instruments were determined to be effective hedges in accordance with FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"). The Company recognized no gains or losses in 2004 related to fair value hedges. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

     D. CASH FLOW HEDGES

During 2006, no cash flow hedges were established. Prior to 2006, the Company entered into cross-currency swaps to hedge foreign currency and interest rate exposure on specific trust instruments supported by funding obligations. Under the swap contracts, the Company agreed to exchange interest and principal related to trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S. dollars translated at a specific currency exchange rate. Additionally, the Company used foreign exchange futures contracts to hedge foreign currency exposure on specific trust instruments supported by funding obligations. Finally, the Company also entered into foreign exchange forward contracts to hedge its foreign currency exposure on specific fixed maturity securities. Under the foreign exchange futures and forward contracts, the Company has the right to purchase the hedged currency at a fixed strike price in U.S. dollars.

The Company recognized no gains or losses in 2005 and 2004 related to ineffective cash flow hedges. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

     E. TRADING ACTIVITIES

For 2006, the Company recognized a net loss of $46.7 million on its derivatives. The derivatives in this program included exchange-traded futures contracts and interest rate swap contracts. The hedges did not qualify for hedge accounting under SFAS No. 133. The core risk the Company seeks to address with its hedging strategy is GMDB exposure. The objective is to protect against increases in GMDB liability in the event that the market grows at a rate below LIBOR, while maintaining some upside potential in rising markets.

On August 23, 2005, the Company implemented a new derivative program designed to economically hedge against fluctuations in the purchase price of the variable life insurance and annuity businesses. The purchase price was determined on December 30, 2005 and was subject to changes in interest rate, equity market, implied equity market volatility and surrender activity. The derivatives were terminated concurrent with the sale closing on December 30, 2005. The derivatives in this program included exchange-traded futures contracts and interest rate swap contracts. The hedges did not qualify for hedge accounting under SFAS No. 133. The core risk the Company seeks to address with its hedging strategy is GMDB exposure. The objective is to protect against increases in GMDB liability in the event that the market grows at a rate below LIBOR, while maintaining some upside potential in rising markets.

During 2005 and 2004, the Company recognized net losses of $36.1 million and $18.3 million, respectively, on all trading derivatives. The net loss recognized in 2005 included $13.3 million in losses related to the derivatives used to economically hedge the purchase price and were reflected within other operating expenses in the Consolidated Statements of Operations. Additionally, the net loss in 2005 included $19.6 million of net losses representing the ineffectiveness on equity-linked swap contracts, which were recorded within other income in the Consolidated Statements of Operations. Further, the 2005 net loss also included a $2.3 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which was reported in losses on derivative instruments in the Consolidated Statements of Operations. Finally, the 2005 net loss included $0.9 million in losses recorded within other operating expenses in the Consolidated Statements of Operations related to the GMDB hedges. The net loss recognized in 2004 included $25.1 million in losses recorded within other operating expenses in the Consolidated Statements of Operations related to the GMDB hedges. Additionally, the net loss in 2004 included $7.4 million of net gains representing the ineffectiveness on equity-linked swap contracts, which were recorded in other income in the Consolidated Statements of Operations. Further, the 2004 net loss also included a $0.6 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which was reported in losses on derivative instruments in the Consolidated Statements of Operations.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

8.   INVESTMENTS (CONTINUED)

     F. UNREALIZED GAINS AND LOSSES

Unrealized gains and losses on available-for-sale, other securities, and derivative instruments are summarized as follows:

                                                                                EQUITY
                                                               FIXED        SECURITIES AND
DECEMBER 31,                                               MATURITIES (1)     OTHER (2)       TOTAL
----------------------------------------------------------------------------------------------------
(In millions)
2006
Net appreciation, beginning of year                            $   --            $  --       $   --
                                                           -----------------------------------------
   Net (depreciation) appreciation on available-for-sale
      securities and derivative instruments                      (4.3)             1.3         (3.0)
   Net depreciation from the effect on value of business
      acquired and on policy liabilities                          1.0               --          1.0
   Benefit (provision) for deferred federal income taxes          1.3             (0.5)         0.8
                                                           -----------------------------------------
                                                                 (2.0)             0.8         (1.2)
                                                           -----------------------------------------
Net (depreciation) appreciation, end of year                   $ (2.0)           $ 0.8       $ (1.2)
                                                           =========================================
2005
Net appreciation, beginning of year                            $  5.7            $ 4.4       $ 10.1
                                                           -----------------------------------------
   Net depreciation on available-for-sale
      securities and derivative instruments                     (60.2)            (6.8)       (67.0)
   Net appreciation from the effect on deferred
      policy acquisition costs and on policy liabilities         60.8               --         60.8
   (Provision) benefit for deferred federal income taxes         (0.2)             2.4          2.2
                                                           -----------------------------------------
                                                                  0.4             (4.4)        (4.0)
   Purchase accounting adjustment                                (6.1)              --         (6.1)
                                                           -----------------------------------------
Net appreciation, end of year                                  $   --            $  --       $   --
                                                           =========================================
2004
Net (depreciation) appreciation, beginning of year             $ (2.6)           $ 5.7       $  3.1
                                                           -----------------------------------------
   Net appreciation (depreciation) on available-for-sale
      securities and derivative instruments                       6.8             (1.9)         4.9
   Net appreciation from the effect on deferred
      policy acquisition costs and on policy liabilities          5.9               --          5.9
   (Provision) benefit for deferred federal income taxes         (4.4)             0.6         (3.8)
                                                           -----------------------------------------
                                                                  8.3             (1.3)         7.0
                                                           -----------------------------------------
Net appreciation, end of year                                  $  5.7            $ 4.4       $ 10.1
                                                           =========================================

(1) FIXED MATURITIES INCLUDE AFTER-TAX NET APPRECIATION (DEPRECIATION) ON DERIVATIVE INSTRUMENTS OF $0.0 MILLION, $50.5 MILLION AND $20.0 MILLION IN 2006, 2005 AND 2004, RESPECTIVELY.

(2) THERE WAS NO AFTER TAX APPRECIATION (DEPRECIATION) ON EQUITY SECURITIES AND OTHER INVESTED ASSETS IN 2006 AND 2005. AT DECEMBER 31, 2004, EQUITY SECURITIES AND OTHER INCLUDE AFTER-TAX NET APPRECIATION ON OTHER INVESTED ASSETS OF $1.1 MILLION.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

8.   INVESTMENTS (CONTINUED)

     G. SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION

The following table provides information about the Company's fixed maturities and equity securities that have been continuously in an unrealized loss position. Due to purchase accounting treatment, amortized costs of all positions at December 31, 2005 equals fair value:

DECEMBER 31,                                                  2006
--------------------------------------------------------------------------------
                                                                      NUMBER OF
                                                                      SECURITIES
                                                  GROSS               WITH GROSS
                                                UNREALIZED     FAIR   UNREALIZED
(IN MILLIONS)                                     LOSSES      VALUE     LOSSES
--------------------------------------------------------------------------------
Investment grade fixed maturities (1):
   0-6 months                                     $(3.9)     $489.3        70
   7-12 months                                     (3.2)      350.8        84
   Greater than 12 months                            --          --        --
                                                --------------------------------
Total investment grade fixed maturities           $(7.1)     $840.1       154
                                                --------------------------------
Below investment grade fixed maturities:
   0-6 months                                     $  --      $  2.1         1
   7-12 months                                       --          --        --
   Greater than 12 months                            --          --        --
                                                --------------------------------
Total below investment grade fixed maturities     $  --      $  2.1         1
                                                --------------------------------
Total fixed maturities                            $(7.1)     $842.2       155
                                                ================================

(1) Includes gross unrealized losses for investment grade fixed maturity obligations of the U.S. Treasury, U.S. government and agency securities, states, and political subdivisions of $2.4 million at December 31, 2006.

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments. The methodology utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines in fair value below amortized cost is evaluated in a disciplined manner. In determining whether a decline in fair value below amortized cost is other-than-temporary, the Company evaluates the issuer's overall financial condition; the issuer's credit and financial strength ratings; the issuer's financial performance, including earnings trends, dividend payments, and asset quality; a weakening of the general market conditions in the industry or geographic region in which the issuer operates; the length of time in which the fair value of an issuer's securities remains below cost; and with respect to fixed maturity investments, any factors that might raise doubt about the issuer's ability to pay all amounts due according to the contractual terms. The Company applies these factors to all securities as necessary.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

8. INVESTMENTS (CONTINUED)

     H. OTHER

The Company had the following concentration of investments at fair value that exceeded 10% of shareholder's equity:

DECEMBER 31,                                    2006    2005
------------------------------------------------------------
(In millions)
Issuer Name:
U.S. Treasury                                   65.8      --
GS Fund (an affiliate)                          64.4      --
Federal Home Loan Bank                          60.7      --
Federal Home Loan Bank                          56.0      --
Federal National Mortgage Association           49.4   127.5
Federal Home Loan Mortgage Corporation            --    96.1
First Union National Bank Commercial Mortgage     --    36.8
CS First Boston Mortgage Securities Corp.         --    36.5
Morgan Stanley Dean Witter Capital I              --    33.4

9.   INVESTMENT INCOME AND GAINS AND LOSSES

     A. NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,                   2006     2005      2004
---------------------------------------------------------------------------
(In millions)
Fixed maturities                                  $ 59.9   $179.5   $217.0
Equity securities                                    4.4      0.1      0.1
Mortgage loans                                        --      5.5      8.0
Policy loans                                         9.2     17.2     17.7
Derivatives                                           --    (10.8)   (21.3)
Other long-term investments                           --      1.9      1.9
Short-term investments and miscellaneous income     39.9      5.0      1.3
                                                  -------------------------
   Gross investment income                         113.4    198.4    224.7
Less investment expenses                            (2.9)    (5.8)    (7.2)
                                                  -------------------------
Net investment income                             $110.5   $192.6   $217.5
                                                  =========================

The Company had no fixed maturities on non-accrual status at December 31, 2006 or December 31, 2005. The Company had fixed maturities with a carrying value of $24.3 million on non-accrual status at December 31, 2004. The Company had no mortgage loans on non-accrual status at December 31, 2005 or 2004. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $4.2 million in 2004.

The Company does not have any mortgage loan investments at December 31, 2006. There were no mortgage loans which were non-income producing at December 31, 2005 and 2004. The Company had no fixed maturities which were non-income producing at December 31, 2006 or December 31, 2005. However, the Company had non-income producing fixed maturities with a carrying value of $10.4 million at December 31, 2004.

The payment terms of mortgage loans may from time to time be restructured or modified. There were no restructured mortgage loans at December 31, 2005 and 2004.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

9.   INVESTMENT INCOME AND GAINS AND LOSSES (CONTINUED)

     A. NET INVESTMENT INCOME (CONTINUED)

There are no other long-term investments in limited partnerships at December 31, 2006. Included in other long-term investments is income from limited partnerships of $1.5 million in 2005 and losses of $0.3 million in 2004.

     B. NET REALIZED INVESTMENT GAINS AND LOSSES

Realized (losses) and gains on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,          2006    2005    2004
---------------------------------------------------------------
(In millions)

Fixed maturities                         $(7.3)  $20.8   $13.8
Equity securities                           --      --     3.0
Mortgage Loans                              --     0.3     0.4
Derivatives                                 --     2.2    (8.0)
Other long-term investments                 --    (0.4)   (0.6)
                                         ----------------------
Net realized investment (losses)/gains   $(7.3)  $22.9   $ 8.6
                                         ======================

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                   PROCEEDS FROM
                                     VOLUNTARY     GROSS    GROSS
FOR THE YEARS ENDED DECEMBER 31,       SALES       GAINS   LOSSES
-----------------------------------------------------------------
(In millions)

2006
Fixed maturities                      $2,213.8     $ 3.3   $10.6

2005
Fixed maturities                      $  933.7     $22.6   $ 9.0
Equity securities                          1.7        --      --

2004
Fixed maturities                      $  506.9     $13.3   $ 4.8
Equity securities                          7.9       3.5     0.3

The Company recognized no other-than-temporary impairments on fixed maturities in 2006. There were $5.3 million and $5.1 million in 2005 and 2004, respectively, related to other-than-temporary impairments of fixed maturities.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

9.   INVESTMENT INCOME AND GAINS AND LOSSES (CONTINUED)

     C. OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains (losses) to the net balance shown in the Consolidated Statements of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,                                                         2006    2005      2004
----------------------------------------------------------------------------------------------------------------
(In millions)
Unrealized  (depreciation) appreciation on available-for-sale securities:
Unrealized holding losses arising during period, (net of income tax
    benefit $3.3, $22.4 and $1.2 million in 2006, 2005 and 2004)                        $(5.9)  $(41.7)  $ (2.5)
Less: reclassification adjustment for (losses) gains included in net income (net of income tax (benefit) expense of $(2.5), $7.0 and $5.7 million in 2006, 2005 and
   2004)                                                                                 (4.7)    12.9     10.5
                                                                                        ------------------------
Total available-for-sale securities                                                      (1.2)   (54.6)   (13.0)
                                                                                        ------------------------
Unrealized depreciation on derivative instruments:
Unrealized holding (losses) gains arising during period, (net of income tax (benefit)
   expense of $0.0, $(20.9) and $11.7 million in 2006, 2005 and 2004)                      --    (38.8)    21.9
Less: reclassification adjustment for (losses) gains included in net income (net of income tax (benefit) expense of $0.0, $(48.1) and $1.0 million in 2006, 2005 and
   2004)                                                                                   --    (89.4)     1.9
                                                                                        ------------------------
Total derivative instruments                                                               --     50.6     20.0
                                                                                        ------------------------
Net unrealized (depreciation) appreciation on available-for-sale securities and
   derivative instruments                                                               $(1.2)  $ (4.0)  $  7.0
                                                                                        ========================

10.  FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS

SFAS No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

     CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

     FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit

     EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

10.  FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

     POLICY LOANS

The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

     DERIVATIVE INSTRUMENTS

Fair values of the Company's derivatives are generally determined using model inputs to observable market data. Derivative instruments are included as a component of accrued expenses and other liabilities.

     INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under supplemental contracts without life contingencies are estimated based on current fund balances and other individual contract funds represent the present value of future policy benefits. Other liabilities are based on current surrender values.

     SEPARATE ACCOUNTS, ASSETS AND LIABILITIES

The estimated fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

The estimated fair values of the financial instruments were as follows:

                                                            2006                   2005
                                                    -------------------------------------------
                                                    CARRYING      FAIR     CARRYING      FAIR
DECEMBER 31,                                          VALUE      VALUE       VALUE      VALUE
-----------------------------------------------------------------------------------------------
(In millions)
Financial Assets
   Cash and cash equivalents                        $   58.9   $   58.9   $   123.2   $   123.2
   Fixed maturities                                  1,075.4    1,071.1     1,275.6     1,275.6
   Equity securities                                    64.4       65.7          --          --
   Policy loans                                        117.0      117.0       115.6       115.6
   Separate account assets                           7,894.5    7,894.5     8,578.3     8,578.3
                                                    -------------------------------------------
                                                    $9,210.2   $9,207.2   $10,092.7   $10,092.7
                                                    ===========================================
Financial Liabilities
   Derivative instruments                           $   25.6   $   25.6   $     0.4   $     0.4
   Supplemental contracts without life
      contingencies                                     32.5       32.5        46.2        46.2
   Other individual contract deposit funds              23.7       23.7        29.8        29.8
   Individual annuity contracts - general account      797.5      780.3       991.2       965.2
   Separate account liabilities                      7,894.5    7,894.5     8,578.3     8,578.3
                                                    -------------------------------------------
                                                    $8,773.8   $8,756.6   $ 9,645.9   $ 9,619.9
                                                    ===========================================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

11.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the Consolidated Statements of Operations is shown below:

FOR THE YEARS ENDED DECEMBER 31,        2006    2005      2004
---------------------------------------------------------------
(In millions)
Federal income tax expense (benefit)
   Current                             $  --   $(34.1)  $(80.5)
   Deferred                              26.2     1.1     44.7
                                       ------------------------
Total                                  $26.2   $(33.0)  $(35.8)
                                       ========================

The federal income tax expense (benefit) attributable to the consolidated results of operations is different from the amount determined by multiplying income before federal income taxes by the statutory federal income tax rate at 35%. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                      2006    2005      2004
---------------------------------------------------------------------------------------------
(In millions)
Expected federal income tax expense                                  $31.9   $  2.9   $  3.9
   Prior years' federal income tax settlement                           --     (9.4)   (30.4)
   Change in estimates for prior years dividend received deduction      --    (12.9)      --
   Dividend received deduction                                        (8.2)   (10.0)    (9.8)
   Tax credits                                                        (1.1)    (6.2)    (5.5)
   Valuation allowance                                                 3.6       --       --
   Deferred tax adjustment                                              --       --      6.4
   Changes in other tax estimates                                       --      5.6      0.6
   Other, net                                                           --     (3.0)    (1.0)
                                                                     ------------------------
Federal income tax expense (benefit)                                 $26.2   $(33.0)  $(35.8)
                                                                     ========================

Following are the components of the Company's deferred tax assets and liabilities.

                                                    EFFECT OF
                                                 ADJUSTMENTS IN
DECEMBER 31,                             2006         2006          2005
--------------------------------------------------------------------------
(In millions)
Deferred tax (asset) liabilities
   Insurance reserves                  $(171.1)      $   --       $(200.7)
   VOBA                                   97.8           --         111.0
   DAC                                   (34.5)          --         (41.0)
   Tax credit carryforwards               (7.8)         0.4          (6.6)
   Loss carryforwards                    (69.8)        (4.5)        (57.1)
   Investments, net                       (5.1)          --         (12.0)
   Deferred compensation                  (0.5)          --            --
   Other, net                              1.5          1.8          (2.6)
                                       -----------------------------------
   Subtotal deferred tax, net           (189.5)        (2.3)       (209.0)
      Valuation allowance                 31.6         (8.6)         36.7
                                       -----------------------------------
Total deferred tax asset, net          $(157.9)      $(10.9)      $(172.3)
                                       ===================================

During 2006, the Company recorded the adjustments reflected above to amounts recorded primarily to actual operating and capital losses filed in THG's 2005 tax return as compared to estimated amounts, and adjustments to the valuation allowance related to IRC Section 382 Limitations. The impact of these adjustments was recorded as an offer to VOBA as discussed in Note 3--Purchase Accounting.

Deferred income taxes reflect the net tax effects of temporary differences between the financial reporting and tax bases of assets and liabilities. These temporary differences result in taxable or deductible amounts in future years and are measured using the tax rates and laws that will be in effect when such differences are expected to reverse. Gross deferred income tax assets totaled approximately $288.8 million and $320.0 million at December 31, 2006 and 2005, respectively. Gross deferred income tax liabilities totaled approximately $99.3 million and $111.0 million at December 31, 2006 and 2005, respectively.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

11.  FEDERAL INCOME TAXES (CONTINUED)

The Company has recorded a valuation allowance against tax benefits from capital losses, tax credits, and operating loss carryforwards. The establishment of the valuation allowance against the December 31, 2006 deferred tax asset is due to limitations under Section 382 of the Internal Revenue Code against the tax benefits. If the tax benefits, established by the Transaction, of $28.0 million offset by the valuation allowance were to be subsequently realized, the entire benefit would reduce intangible assets. As described above, during 2006 there was an $8.6 million adjustment to decrease VOBA and reduce the valuation allowance related to this item. Any change made subsequent to the initial valuation allowance established by the Transaction would be realized through the income statement. As of 2006, the amount that would be realized through the income statement is $3.6 million. In management's judgment, the gross deferred tax asset will more likely than not be realized through reductions of future taxes, except as otherwise noted. This conclusion is based primarily upon on a review of expected taxable income and considers all available evidence, both positive and negative.

At December 31, 2006, there are available foreign tax credit carryforwards of $7.8 million which will expire beginning in 2013. At December 31, 2006, the Company has net operating loss carryforwards of $158.2 million and capital loss carryforwards of $41.1 million, which begin to expire in 2016 and 2010, respectively. All tax credits, net operating loss carryforwards, and capital loss carryforwards generated prior to 2006 are subject to annual limitations on utilization. This includes $6.1 million foreign tax credits and $176.0 million net operating and capital loss carryforwards. The remaining balance, or amounts generated in 2006 are not subject to annual limitations on utilization.

The Company's federal income tax returns are routinely audited by the IRS, and when appropriate, provisions are made in the financial statements in anticipation of the results of these audits. THG has agreed to indemnify the Company and Goldman Sachs with respect to tax liabilities for periods before the acquisition as provided in the Stock Purchase Agreement. No post-acquisition periods are currently under audit. However, the attributes carried over from THG are not guaranteed under the Stock Purchase Agreement, and accordingly, such attributes may be adjusted in the future. No post-acquisition periods are currently under audit.

Commonwealth Annuity will file a stand-alone tax return for the period January 1, 2006 through December 31, 2006. The Company's tax return is ineligible for consolidation in the Goldman Sachs Group until fiscal year end 2012. Any net operating loss carryforwards, capital loss carryforwards or foreign tax credits from prior to the acquisition date of December 30, 2005 can only be used against the income of Commonwealth Annuity. Commonwealth will file a consolidated return with The Hanover Group and The Hanover Group affiliates for the period January 1, 2005 through December 30, 2005. Any tax liability related to activity for that period will be a liability of The Hanover Group.

12.  PENSION AND OTHER POST RETIREMENT BENEFITS

DEFINED BENEFIT PLANS

Goldman Sachs maintains a defined benefit pension plan for substantially all US employees hired prior to November 1, 2003. As of November 2004, this plan has been closed to new participants and no further benefits will be accrued to existing participants. The Company and its employees are not members of a Goldman Sachs sponsored pension program and the December 31, 2006 and 2005 balance sheets contain no pension liabilities and no postretirement benefit liabilities.

Prior to the Transaction and prior to 2005, FAFLIC, a subsidiary of AFLIAC through December 30, 2005, provided retirement benefits to substantially all of its employees under defined benefit pension plans. These plans were based on a defined benefit cash balance formula, whereby the Company annually provided an allocation to each covered employee based on a percentage of that employee's eligible salary, similar to a defined contribution plan arrangement. In addition to the cash balance allocation, certain transition group employees who had met specified age and service requirements as of December 31, 1994, were eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans was to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA").

As a result of the Transaction, the Company is no longer required to contribute any funds to the benefit plans, nor is it required to make any benefit payments.

DEFINED CONTRIBUTION PLANS

The Company participates in the Goldman Sachs employee-sponsored defined contribution plans for the employees of the Company. The Company matches a portion of employees' annual contributions. Matching contributions vest after three years of service. The Company incurred expenses relating to the defined contribution plan of $0.1 million for the year ended December 31, 2006.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

12.  PENSION AND OTHER POST RETIREMENT BENEFITS (CONTINUED)

DEFINED CONTRIBUTION PLANS (CONTINUED)

FAFLIC, a subsidiary of the Company through December 30, 2005, also provided a defined contribution 401(k) plan for its employees, whereby the Company matched employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. Effective January 1, 2005, the Company enhanced its 401(k) plan to match 100% of employees' 401(k) plan contributions up to 5% of eligible compensation. During 2005, the expense for this matching provision was $11.5 million, of which $10.2 million was allocated to its affiliates. In addition to this matching provision, the Company made an annual contribution to employees' accounts equal to 3% of the employee's eligible compensation. This annual contribution was made regardless of whether the employee contributed to the plan, as long as the employee was employed on the last day of the year. The cost for this additional contribution was $8.3 million for 2005, of which $7.3 million was allocated to affiliated companies.

COMPONENTS OF NET PERIODIC POSTRETIREMENT BENEFIT COSTS

The components of net periodic postretirement benefit cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,             2006    2005    2004
------------------------------------------------------------------
(In millions)
Service cost                                  $--   $ 0.4   $ 1.3
Interest cost                                  --     3.2     4.2
Recognized net actuarial loss                  --     0.4     0.4
Amortization of prior service cost             --    (5.5)   (3.2)
                                             ---------------------
Net periodic postretirement (benefit) cost    $--   $(1.5)  $ 2.7
                                             =====================

The Company allocated approximately $0.0 million, $(0.7) million and $2.4 million of the net periodic postretirement (benefit) cost to its affiliated companies in 2006, 2005 and 2004, respectively.

     ASSUMPTIONS

The Company utilized a December 31st measurement date for its postretirement benefit plans. Weighted-average discount rate assumptions used to determine postretirement benefit obligations and periodic postretirement costs were as follows:

DECEMBER 31,                                       2006   2005
---------------------------------------------------------------
Postretirement benefit obligations discount rate    N/A   5.50%
Postretirement benefit cost discount rate           N/A   5.63%


Assumed health care cost trend rates were as follows:

DECEMBER 31,                                        2006   2005
----------------------------------------------------------------
Health care cost trend rate assumed for next year N/A 10% Rate to which the cost trend is assumed to
decline (ultimate trend rate)                        N/A      5%
Year the rate reaches the ultimate trend rate        N/A   2012

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

12.  PENSION AND OTHER POST RETIREMENT BENEFITS (CONTINUED)

DEFINED CONTRIBUTION PLANS (CONTINUED)

Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in assumed health care cost trend rates in each year would have the following effects:

                                                            1-PERCENTAGE    1-PERCENTAGE POINT
                                                           POINT INCREASE        DECREASE
                                                           -----------------------------------
(In millions)
Effect on total of service and interest cost during 2005        $0.1              $(0.1)

13.  DIVIDEND RESTRICTIONS

Massachusetts has enacted laws governing the payment of dividends to shareholders by insurers. Massachusetts laws affect the dividend paying ability of the Company.

Massachusetts' statute limits the dividends a life insurer may pay in any twelve month period, without the prior permission of the Massachusetts Commissioner of Insurance (the "Commissioner"), to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year. In addition, under Massachusetts law, no domestic insurer may pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner has approved such dividend or distribution.

Goldman Sachs has agreed with the Commissioner to continue the previous THG commitment to maintain total adjusted capital levels at a minimum of 100% of the Company's Company Action Level, which was $84.3 million at December 31, 2006. Total adjusted capital for life insurance companies is defined as capital and surplus, plus asset valuation reserve, plus 50% of dividends apportioned for payment and was $371.0 million at December 31, 2006 for the Company. The Company Action Level is the first level in which the Commissioner could mandate regulatory involvement based solely upon levels of risk based capital.

There were no dividends declared by the Company to Goldman Sachs in 2006 and 2005. In 2005, in connection with the Transaction and with permission from the Commissioner, the Company distributed FAFLIC and its other non-insurance subsidiaries to THG. In 2004, also with permission from the Commissioner, the Company declared a return of capital of $75.0 million to its then parent THG, which was paid in the first quarter of 2005.

14.  VALUE OF BUSINESS ACQUIRED

VOBA represents the present value of future profits embedded in the acquired contracts. VOBA is determined by estimating the net present value of future cash flows expected to result from contracts in force at the date of the Transaction. Future positive cash flows include fees and other charges assessed to the contracts for as long as they remain in force as well as fees collected upon surrender, while future negative cash flows include costs to administer the contracts, and benefit payments including payments under the GMDB provisions of the contracts. VOBA will be amortized over the expected life of the contracts in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based upon historical and estimated future experience, which is updated periodically.

At December 31, 2006, the gross carrying amount and accumulated amortization was $306.2 million and $32.5 million respectively. On November 1, 2006, VOBA of $1.9 million attributable to the future profits of the deferred fixed annuity business was written off following reinsurance of the block to Columbia (see
Note 15 - Reinsurance).

VOBA is adjusted for amounts relating to unrealized investment gains and losses. This adjustment, net of tax, is included with unrealized investment gains and losses that are recorded in accumulated other comprehensive loss. VOBA was increased by $0.8 million at December 31, 2006 to account for unrealized investment losses. Their was no adjustment relating to investment gains and losses at December 31, 2005.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

14.  VALUE OF BUSINESS ACQUIRED (CONTINUED)

Estimated future amortization of VOBA as of December 31, 2006 is as follows:

(in millions)
   2007                  $ 46.2
   2008                    38.7
   2009                    31.3
   2010                    25.1
   2011                    19.8
   2012 and thereafter    113.3
                         ------
   Total                 $274.4
                         ======

15.  REINSURANCE

In the normal course of business, the Company seeks to diversify risk and limit its overall financial exposure by reinsuring certain levels of risk in various areas of exposure through acquisition and cessions with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113.

Amounts recoverable from reinsurers, due to ceding risk, are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

As of November 1, 2006, the Company entered into a coinsurance agreement to cede 100% of its deferred fixed annuity insurance business to its affiliate, Columbia. The Company ceded reserves of $53.9 million. In consideration of Columbia's assumption of these liabilities, the Company received a $1.9 million ceding commission.

On July, 1, 2006, the Company assumed on a modified coinsurance basis, 100% of the variable annuity business of CILAC. General account reserves of $1.3 billion have been assumed. In consideration, the Company paid an $85.0 million ceding commission. Separate account liabilities were assumed on a modified coinsurance basis and therefore ownership of the underlying separate accounts were not transferred. The Company has evaluated the applicability of Derivatives Implementation Group issue B36 to its modified coinsurance agreement with CILAC. An embedded derivative requiring bifurcation has been identified and an asset of $0.5 million as of December, 31 2006 is reflected on the balance sheet.

On December 30, 2005, subsequent to the Transaction, the Company assumed on a coinsurance basis 100% of the General Account liabilities of FAFLIC. The "General Account liabilities" include all of FAFLIC's gross liabilities and obligations for certain types of existing variable annuity and variable life insurance policies. In consideration of the Company's assumption of these liabilities, FAFLIC transferred to the Company the statutory assets related to this block of business and received from the Company an $8.6 million ceding commission. The Company also assumed on a modified coinsurance basis, essentially all of the Separate Account liabilities of FAFLIC. The "Separate Account liabilities" are all liabilities that were reflected in FAFLIC's separate accounts and that relate to the reinsured policies. Pursuant to the modified coinsurance framework under which Separate Account liabilities are reinsured, ownership of the underlying separate account was not transferred. In addition, the MVA product was assumed on a modified coinsurance basis. In accordance with SOP 03-01, MVA liabilities are included as general account liabilities. Reserve liabilities of $3.5 million as of December 31, 2006 have been included in policy liabilities and a reinsurance recoverable of $3.5 million recognized. The December 30, 2005 value of the FAFLIC MVA was recognized in the 2006 adjustments to purchase accounting included within other assets and future policy benefits (See Note 3 - Purchase Accounting). The Company has evaluated the applicability of Derivatives Implementation Group issue B36 to its modified coinsurance arrangement to reinsure FAFLIC MVA and has determined that an embedded derivative requiring bifurcation does exist but is not considered to be material.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

15.  REINSURANCE (CONTINUED)

As part of the Coinsurance Agreement, the Company is responsible for providing certain administrative services with respect to the reinsured business. This includes, but is not limited to, policy and policyholder administration, separate account administration, preparing accounting and actuarial information, and certain aspects of legal compliance.

Prior to the Transaction, the Company entered into other reinsurance treaties including non core traditional life and health business. The largest being a universal life insurance treaty representing reinsurance recoverables of $506.0 million and $543.8 million at December 31, 2006 and 2005, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,                2006     2005     2004
------------------------------------------------------------------------
(IN MILLIONS)
Life and accident and health insurance
   premiums:
      Direct                                   $ 19.4   $ 72.8   $ 80.2
      Assumed                                      --      0.3      0.5
      Ceded                                     (19.4)   (36.2)   (41.2)
                                               -------------------------
Net premiums                                   $   --   $ 36.9   $ 39.5
                                               =========================
Life and accident and health insurance and
   other individual policy benefits, claims,
   losses and loss adjustment expenses:
      Direct                                   $109.2   $289.1   $294.3
      Assumed                                    34.4     (1.7)    (1.2)
      Ceded                                     (38.4)   (48.0)   (62.0)
                                               -------------------------
Net policy benefits, claims, losses and loss
   adjustment expenses                         $105.2   $239.4   $231.1
                                               =========================

16.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,                2006      2005     2004
-------------------------------------------------------------------------
(In millions)
Balance at beginning of year                   $   --   $ 694.1   $894.6
Block Acquisition                               106.7        --       --
Subsidiary adjustment                              --     (35.0)      --
Acquisition expenses deferred                     3.3       0.7      2.8
Amortized to expense during the year             (6.4)   (112.4)   (94.8)
Adoption of SOP 03-1                               --        --    (93.0)
Impairment of DAC asset related to annuity
   business                                        --        --     (7.1)
Adjustment to equity during the year               --       9.3     (8.4)
Purchase accounting adjustment                     --    (556.7)      --
                                               --------------------------
Balance at end of year                         $103.6   $    --   $694.1
                                               ==========================

In 2006, the Company acquired the variable annuity business of CILAC through a modified coinsurance agreement, resulting in an initial DAC asset of $106.7 million upon contract date. Current year activity of $3.3 million related to deferral of acquisition expenses and amortization of $6.4 million resulted in a $103.6 million DAC asset at December 31, 2006.

The Company adopted SOP 03-1 effective January 1, 2004. Upon adoption, the Company reclassified the balance of capitalized sales inducements that were previously included in DAC to other assets. The balance of capitalized sales inducements at January 1, 2004 was $89.7 million. SOP 03-1 also required that estimated gross profits used to calculate the amortization of DAC be adjusted

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

16.  DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

to reflect increases in the guaranteed minimum benefit reserves. This resulted in a $3.3 million reduction in the DAC asset in 2004. For further discussion of the adoption of SOP 03-1, see Note 8, Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

In accordance with SFAS No. 141, the Company revalued its DAC asset to zero as of December 30, 2005 in accordance with fair value purchase accounting. During 2004, the Company determined that the DAC asset related to certain distribution channels for the annuity business exceeded the present value of total expected gross profits. Therefore, the Company recognized permanent impairments of the DAC asset of $7.1 million related to these items.

17.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its reserve estimates as new information becomes available and further events occur which may impact the resolution of unsettled claims. Reserve adjustments are reflected in results of operations as adjustments to losses and LAE. Often these adjustments are recognized in periods subsequent to the period in which the underlying policy was written and loss event occurred. These types of subsequent adjustments are described as "prior year reserve development". Such development can be either favorable or unfavorable to the Company's financial results and may vary by line of business.

The liability for future policy benefits and outstanding claims, and claims adjustment expenses, excluding the effect of reinsurance, related to the Company's accident and health business was $233.5 million and $235.2 million at December 31, 2006 and 2005, respectively. This business consisted of the Company's exited individual health business. Reinsurance recoverables related to this business were $233.6 million and $235.2 million at December 31, 2006 and 2005 respectively.

18.  COMPOSITION OF OTHER ASSETS, LIABILITIES, INCOME, AND EXPENSES

Other assets consist of the following:

DECEMBER 31,                         2006   2005
------------------------------------------------
(In millions)
State licenses (intangible asset)   $ 2.6   $2.6
Accounts receivable                   7.1    3.7
DIG B36 & futures derivatives         2.8     --
Miscellaneous assets                  5.4    2.3
                                    ------------
Total other assets                  $17.9   $8.6
                                    ============

Expenses and taxes payable consist of the following:

DECEMBER 31,                         2006    2005
-------------------------------------------------
(In millions)
Payables in process                 $39.4   $35.8
Policyholder liabilities              5.5    23.3
GMDB hedge                           28.5     0.4
Accrued expenses                     10.1     6.8
Miscellaneous liabilities             6.2     0.5
                                    -------------
Total expenses and taxes payable    $89.7   $66.8
                                    =============

Other income consists of the following:

DECEMBER 31,                         2006    2005    2004
---------------------------------------------------------
(In millions)
Asset management fees               $15.4   $29.4   $36.0
Miscellaneous income                  5.3     3.6     4.2
                                    ---------------------
Total other income                  $20.7   $33.0   $40.2
                                    =====================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

18.  COMPOSITION OF OTHER ASSETS, LIABILITIES, INCOME, AND EXPENSES (CONTINUED)

Other operating expenses consist of the following:

DECEMBER 31,                          2006     2005     2004
-------------------------------------------------------------
(In millions)
Taxes, licenses & fees               $  3.2   $ 16.1   $  5.7
Commission expense                     19.5     21.0     26.8
Management and administrative fees     23.8       --       --
Salaries & benefits                     5.1     49.6     52.1
Processing & operational services      12.9     12.7     10.8
Legal & auditing                        1.3      5.9      5.5
Loss on GMDB hedging                   47.4     14.2     25.1
Miscellaneous operating expenses        8.4     29.1     44.3
                                     ------------------------
Total other operating expenses       $121.6   $148.6   $170.3
                                     ========================

19.  COMMITMENTS

The Company does not have any lease commitments. However, the Company was allocated certain rental expenses, primarily for building leases. Rental expenses for these operating leases amounted to $0.1 million for 2006. Prior to the Transaction, the Company was allocated rental expenses of $0.6 million and $0.5 million in 2005 and 2004, respectively.

Concurrent to the closing of the Transaction, the Company entered into an agreement with Se2, whereby Se2, as third party administrator, will provide all contract/policy administration for a period of not less than ten years. As of December 31, 2006, the purchase commitments relating to the agreement with Se2 were as follows:

(in millions)
   2007                  $ 7.9
   2008                    7.7
   2009                    6.9
   2010                    6.2
   2011                    5.5
   2012 and thereafter    17.0
                         -----
   Total                 $51.2
                         =====

20.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

LITIGATION

On July 24, 2002, an action captioned American National Bank and Trust Company of Chicago, as Trustee f/b/o Emerald Investments Limited Partnership, and Emerald Investments Limited Partnership v. Allmerica Financial Life Insurance and Annuity Company, was commenced in the United States District Court for the Northern District of Illinois, Eastern Division. In 1999, plaintiffs purchased two variable annuity contracts with initial premiums aggregating $5.0 million. Plaintiffs, who the Company subsequently identified as engaging in frequent transfers of significant sums between sub-accounts that in the Company's opinion constituted "market timing", were subject to restrictions upon such trading that the Company imposed in December 2001. Plaintiffs allege that such restrictions constituted a breach of the terms of the annuity contracts. In December 2003, the court granted partial summary judgment to the plaintiffs, holding that at least certain restrictions imposed on their trading activities violated the terms of

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

20.  CONTINGENCIES (CONTINUED)

LITIGATION (CONTINUED)

the annuity contracts. (On September 1, 2006, Allmerica Financial Life Insurance and Annuity Company was renamed Commonwealth Annuity and Life Insurance Company).

On May 19, 2004, plaintiffs filed a Brief Statement of Damages in which, without quantifying their damage claim, they outlined a claim for (i) amounts totaling $150,000 for surrender charges imposed on the partial surrender by plaintiffs of the annuity contracts, (ii) loss of trading profits they expected over the remaining term of each annuity contract, and (iii) lost trading profits resulting from the Company's alleged refusal to process five specific transfers in 2002 because of trading restrictions imposed on market timers. With respect to the lost profits, plaintiffs claim that pursuant to their trading strategy of transferring money from money market accounts to international equity accounts and back again to money market accounts, they have been able to consistently obtain relatively risk free returns of between 35% to 40% annually. Plaintiffs claim that they would have been able to continue to maintain such returns on the account values of their annuity contracts over the remaining terms of the annuity contracts (which are based in part on the lives of the named annuitants). The aggregate account value of plaintiffs' annuities was approximately $12.8 million in December 2001. On February 1, 2006, the Court issued a ruling, which, as confirmed by the Court at a status conference on April 12, 2006, precludes plaintiffs from claiming any damages accruing beyond July 31, 2004.

THG, on behalf of the Company, continues to vigorously defend this matter, and regards plaintiffs' claims for lost trading profits as being speculative and, in any case, subject to an obligation to mitigate damages. Further, in the Company's view, these purported lost profits would not have been earned because of various actions taken, the investment management industry and regulators, to deter or eliminate market timing, including the implementation of "fair value" pricing.

The outcome of this matter is not expected to be material to the Company's annual results of operations or financial position. In addition, THG has agreed to indemnify the Company and Goldman Sachs with respect to this litigation. A trial was held in December 2006, resulting in an award to plaintiffs of $1.3 million. Plaintiffs filed their Notice of Appeal to the Seventh Circuit in March 2007.

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business. THG has agreed to indemnify the Company and Goldman Sachs with respect to certain of these matters as provided in the Stock Purchase Agreement. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company's financial condition, but may be material to the Company's operating results for any particular period, depending, in part, upon the operating results for such period. Given the inherent difficulty of predicting the outcome of the Company's litigation and regulatory matters, particularly in cases or proceeding in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred.

Additionally, in 1997, a lawsuit on behalf of a putative class was instituted against the Company alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In November 1998, the Company and the plaintiffs entered into a settlement and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement and certified the class for this purpose. The Company recognized a $16.4 million charge to surplus for the year 1998 related to this litigation. In the second quarter of 2001, the Company recognized a benefit to surplus of $5.4 million resulting from the refinement of cost estimates. Although the Company believes that the remaining expense reflects appropriate recognition of its obligation under the settlement, this estimate may be revised based on the amount of reimbursement actually tendered by the Company's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

In addition, the Company is involved, from time to time, in investigations and proceedings by governmental and self-regulatory agencies, which currently include investigations relating to "market timing" in sub-accounts of variable annuity and life products, "revenue sharing" and other matters, and regulatory inquiries into compensation arrangements with brokers and agents. A number of companies have announced settlements of enforcement actions related to such matters with various regulatory agencies, including the SEC, which have included a range of monetary penalties and restitution. In February 2006, THG reached a settlement agreement with the SEC regarding its investigation related to "market timing", "revenue sharing" and other matters, including the marketing support and administrative services arrangements entered into by VeraVest Investments, Inc. in connection with the

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

20.  CONTINGENCIES (CONTINUED)

LITIGATION (CONTINUED)

distribution of life insurance and annuity products issued by unaffiliated insurance companies. The total amount of the settlement is $5.0 million. The Company's share of this settlement is $2.8 million, of which $2.1 million was paid during 2006 and $0.7 million has been accrued at December 31, 2006 in miscellaneous Liabilities.

As a result of the Transaction, the Company converted its insurance businesses to a new administrative platform. The conversion is essentially complete, with functionality in place, but requiring further enhancements to the system or process to resolve minor remaining issues. While any potential financial impact to the Separate Accounts of the Company will be borne by the General Account of the Company, the effect on the General Account is expected to be immaterial. No material impact to the financial statements of the Company is expected.

21.  RELATED PARTY TRANSACTIONS

As of November 1, 2006, the Company entered into a coinsurance agreement to cede 100% of its deferred fixed annuity insurance business to its South Carolina domiciled affiliate, Columbia. In consideration of Columbia's assumption of the liabilities, the Company received a $1.9 million ceding commission.

The Company receives operational and administrative support and management services from an affiliate, GSCO, and is allocated costs for services received. For the year ended December 31, 2006, GSCO charged the Company approximately $3.8 million for these services. No expense was generated for the year ended December 31, 2005. These amounts are presented within other operating expenses.

The Company entered into several derivative transactions with its affiliate, Goldman Sachs International ("GSI"). These derivative positions resulted in a $47.4 million and $0.4 million expense, for 2006 and 2005 respectively, due to mark to market of the positions.

As of December 31, 2006, the service agreement entered into with GSAM for investment management services generated expense of $2.1 million. No expense was generated for the year ended December 31, 2005.

As part of the variable products in the separate account, the Company offers underlying Goldman Sachs Variable Investment Trust funds. Management fees are paid directly to GSAM and certain of these distribution and administration fees are passed to the Company. This resulted in revenue of $7.0 million for the year ended December 31, 2006.

Prior to the Transaction, the Company provided, through its wholly owned subsidiary FAFLIC, management, space and other services, including accounting, electronic data processing, human resources, benefits, legal and other staff functions to affiliates. These entities ceased to be affiliates as of December 30, 2005 and effectively on that date the Company stopped providing these services. Amounts charged by the Company to its affiliates in periods prior to the Transaction for services were based on full cost including all direct and indirect overhead costs that amounted to $165.7 million and $167.5 million in 2005 and 2004 respectively. Net amounts due from its affiliates for accrued expenses and various other liabilities and receivables was $0.4 million at December 31, 2006. There were no amounts due from affiliates at December 31, 2005.

In 2006, the employees of the Company became participants in The Goldman Sachs Amended and Restated Stock Incentive Plan (the "SIP"). Pursuant to the SIP, Goldman Sachs issued restricted stock units (RSU's) to certain employees of the Company as part of their overall compensation for 2006. Unvested RSU's require future service as a condition of delivery of the underlying shares of Goldman Sachs' common stock generally over a three year period. Delivery of the underlying shares of common stock is also conditioned on the grantee's satisfying certain other requirements as outlined in the award agreement.
The Company incurred expenses of $1.5 million relating to RSU's for the year ended December 31, 2006.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

22.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis), as codified by the National Association of Insurance Commissioners. Statutory surplus differs from shareholders' equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred. Statutory accounting principles require asset valuation and interest maintenance reserves, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Statutory net (loss) income and surplus are as follows:

                                             (UNAUDITED)
                                                 2006       2005     2004
                                             -----------------------------
(In millions)
Statutory Net (Loss) Income - Combined
   Life and Health Companies (1)                $(35.5)    $ (2.3)  $204.6
Statutory Shareholders' Surplus - Combined
   Life and Health Companies (1)                $368.9     $374.1   $555.6

(1) The 2005 net loss and surplus excludes subsidiaries divested prior to the Transaction. These subsidiaries represent $124.8 million and $194.3 million of net income and surplus, respectively, in 2004.

23.  SUBSEQUENT EVENTS

On April 16, 2007 the Company entered into a binding agreement with Fidelity Mutual Life Insurance Company ("FML") to assumption reinsure FML's entire book of business, comprised primarily of whole, term and universal life insurance policies. FML is currently in rehabilitation under the governance of the State of Pennsylvania, and a fourth quarter 2007 effective date is anticipated. As part of this transaction, the Company will pay a ceding commission of $3.9 million. The Company will have no responsibility for the dissolution or future state of FML and any of its remaining legal entity obligations or liabilities.

        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors of Commonwealth Annuity and Life Insurance Company and the Contract Owners of VEL II Account of Commonwealth Annuity and Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting VEL II Account of Commonwealth Annuity and Life Insurance Company at December 31, 2006, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Commonwealth Annuity and Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the Funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
April 23, 2007

VEL II ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

                                                     AIM V.I.   ALLIANCE-     DELAWARE
                                                      GLOBAL    BERNSTEIN       VIP        FIDELITY     FIDELITY
                                                      HEALTH    LARGE CAP  INTERNATIONAL      VIP         VIP
                                                       CARE      GROWTH        VALUE         ASSET      EQUITY-
                                                     SERIES I    CLASS B       EQUITY       MANAGER      INCOME
                                                    ---------  ----------  -------------  ----------  -----------
ASSETS:
Investments in shares of the Underlying Funds, at
market value                                        $ 632,480  $3,090,518   $13,851,274   $5,739,811  $56,096,108
                                                    ---------  ----------   -----------   ----------  -----------
      Total assets                                    632,480   3,090,518    13,851,274    5,739,811   56,096,108
LIABILITIES:
Payable to Commonwealth Annuity
and Life Insurance Company (Sponsor)                       --          --            --           --           --
                                                    ---------  ----------   -----------   ----------  -----------
      Net assets                                    $ 632,480  $3,090,518   $13,851,274   $5,739,811  $56,096,108
                                                    =========  ==========   ===========   ==========  ===========
Net asset distribution by category:
   Variable life policies during the first 10
   policy years                                     $ 447,813  $1,880,821   $ 5,610,306   $2,990,605  $21,906,372
   Variable life policies after 10 policy years       184,667   1,209,697     8,240,968    2,749,206   34,189,736
                                                    ---------  ----------   -----------   ----------  -----------
                                                    $ 632,480  $3,090,518   $13,851,274   $5,739,811  $56,096,108
                                                    =========  ==========   ===========   ==========  ===========
Investments in shares of the Underlying Funds, at
cost                                                $ 548,139  $2,545,195   $ 9,170,285   $5,578,441  $46,025,868
Underlying Fund shares held                            29,404     117,198       599,622      365,360    2,141,073

Units outstanding and net asset value per unit:
Variable life policies during the first 10 policy
years:
      Units outstanding, December 31, 2006            386,129   2,161,762     1,514,232    1,389,065    5,734,851
      Net asset value per unit, December 31, 2006   $1.159750  $ 0.870041   $  3.705050   $ 2.152963  $  3.819868

Variable life policies after 10 policy years:
      Units outstanding, December 31, 2006            114,026     748,547     3,318,145    1,953,870   17,417,909
      Net asset value per unit, December 31, 2006   $1.619517  $ 1.616060   $  2.483607   $ 1.407057  $  1.962907

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

DECEMBER 31, 2006

                                                                                             FT VIP      FT VIP
                                                                                            FRANKLIN    FRANKLIN
                                                                   FIDELITY                   LARGE      SMALL-
                                                      FIDELITY       VIP        FIDELITY       CAP       MID CAP
                                                        VIP          HIGH          VIP       GROWTH      GROWTH
                                                       GROWTH       INCOME      OVERSEAS   SECURITIES  SECURITIES
                                                    -----------  -----------  -----------  ----------  ----------
ASSETS:
Investments in shares of the Underlying Funds, at
market value                                        $42,417,782  $11,380,816  $14,237,410   $ 985,936  $4,378,429
                                                    -----------  -----------  -----------   ---------  ----------
      Total assets                                   42,417,782   11,380,816   14,237,410     985,936   4,378,429
LIABILITIES:
Payable to Commonwealth Annuity
and Life Insurance Company (Sponsor)                         --           --          --           --          --
                                                    -----------  -----------  -----------   ---------  ----------
      Net assets                                    $42,417,782  $11,380,816  $14,237,410   $ 985,936  $4,378,429
                                                    ===========  ===========  ===========   =========  ==========
Net asset distribution by category:
   Variable life policies during the first 10
   policy years                                     $16,101,923  $ 4,736,666  $ 4,530,851   $ 677,852  $2,790,615
   Variable life policies after 10 policy years      26,315,859    6,644,150    9,706,559     308,084   1,587,814
                                                    -----------  -----------  -----------   ---------  ----------
                                                    $42,417,782  $11,380,816  $14,237,410   $ 985,936  $4,378,429
                                                    ===========  ===========  ===========   =========  ==========
Investments in shares of the Underlying Funds, at
cost                                                $40,999,855  $14,752,119  $10,256,547   $ 809,023  $3,374,164
Underlying Fund shares held                           1,182,542    1,792,255      593,968      59,862     197,850

Units outstanding and net asset value per unit:
Variable life policies during the first 10 policy
years:
      Units outstanding, December 31, 2006            5,708,651    2,689,974    1,724,471     682,706   2,508,115
      Net asset value per unit, December 31, 2006   $  2.820618  $  1.760860  $  2.627386   $0.992889  $ 1.112634

Variable life policies after 10 policy years:
      Units outstanding, December 31, 2006           16,019,335    4,346,337    4,089,624     191,937     866,115
      Net asset value per unit, December 31, 2006   $  1.642756  $  1.528678  $  2.373460   $1.605131  $ 1.833260

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

DECEMBER 31, 2006

                                                                    GSVIT
                                                        GSVIT        CORE        GSVIT        GSVIT          GSVIT
                                                       CAPITAL      FIXED        EQUITY    GOVERNMENT        GROWTH
                                                     GROWTH (b)   INCOME (b)   INDEX (b)   INCOME (b)  OPPORTUNITIES (b)
                                                    -----------  -----------  -----------  ----------  -----------------
ASSETS:
Investments in shares of the Underlying Funds, at
market value                                        $42,595,352  $12,158,560  $40,500,937  $4,756,422     $19,368,378
                                                    -----------  -----------  -----------  ----------     -----------
      Total assets                                   42,595,352   12,158,560   40,500,937   4,756,422      19,368,378
LIABILITIES:
Payable to Commonwealth Annuity
and Life Insurance Company (Sponsor)                         --           --           --          --              --
                                                    -----------  -----------  -----------  ----------     -----------
      Net assets                                    $42,595,352  $12,158,560  $40,500,937  $4,756,422     $19,368,378
                                                    ===========  ===========  ===========  ==========     ===========
Net asset distribution by category:
   Variable life policies during the first 10
   policy years                                     $22,428,377  $ 6,123,061  $25,100,656  $2,754,910     $ 9,590,502
   Variable life policies after 10 policy years      20,166,975    6,035,499   15,400,281   2,001,512       9,777,876
                                                    -----------  -----------  -----------  ----------     -----------
                                                    $42,595,352  $12,158,560  $40,500,937  $4,756,422     $19,368,378
                                                    ===========  ===========  ===========  ==========     ===========
Investments in shares of the Underlying Funds, at
cost                                                $35,686,600  $12,699,246  $33,763,695  $4,900,252     $24,517,124
Underlying Fund shares held                           3,678,355    1,223,195    3,668,563     477,552       3,190,837

Units outstanding and net asset value per unit:
Variable life policies during the first 10 policy
years:
      Units outstanding, December 31, 2006            9,489,541    3,337,178    7,348,731   1,597,168       2,562,661
      Net asset value per unit, December 31, 2006   $  2.363484  $  1.834802  $  3.415645  $ 1.724872     $  3.742401

Variable life policies after 10 policy years:
      Units outstanding, December 31, 2006           12,129,395    5,458,789    8,646,456   1,877,809       4,609,764
      Net asset value per unit, December 31, 2006   $  1.662653  $  1.105648  $  1.781109  $ 1.065876     $  2.121123

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

DECEMBER 31, 2006

                                                                                                                         JANUS
                                                                                               GSVIT        ASPEN       T. ROWE
                                                        GSVIT         GSVIT        GSVIT     STRUCTURED     LARGE        PRICE
                                                    INTERNATIONAL    MID CAP       MONEY    U.S. EQUITY      CAP     INTERNATIONAL
                                                      EQUITY (b)    VALUE (b)   MARKET (b)    (a) (b)      GROWTH        STOCK
                                                    -------------  -----------  ----------  -----------  ----------  -------------
ASSETS:
Investments in shares of the Underlying Funds, at
market value                                         $20,962,599   $26,711,995  $8,884,171  $27,866,332  $1,515,817    $9,783,972
                                                     -----------   -----------  ----------  -----------  ----------    ----------
      Total assets                                    20,962,599    26,711,995   8,884,171   27,866,332   1,515,817     9,783,972
LIABILITIES:
Payable to Commonwealth Annuity
and Life Insurance Company (Sponsor)                          --            --      47,811           --          --            --
                                                     -----------   -----------  ----------  -----------  ----------    ----------
      Net assets                                     $20,962,599   $26,711,995  $8,836,360  $27,866,332  $1,515,817    $9,783,972
                                                     ===========   ===========  ==========  ===========  ==========    ==========
Net asset distribution by category:
   Variable life policies during the first 10
   policy years                                      $11,798,426   $13,303,108  $5,702,895  $14,248,414  $1,053,282    $5,618,479
   Variable life policies after 10 policy years        9,164,173    13,408,887   3,133,465   13,617,918     462,535     4,165,493
                                                     -----------   -----------  ----------  -----------  ----------    ----------
                                                     $20,962,599   $26,711,995  $8,836,360  $27,866,332  $1,515,817    $9,783,972
                                                     ===========   ===========  ==========  ===========  ==========    ==========
Investments in shares of the Underlying Funds, at
cost                                                 $16,280,886   $26,923,081  $8,884,171  $31,061,077  $1,231,664    $7,062,344
Underlying Fund shares held                            1,446,694     1,660,161   8,884,171    1,899,545      66,367       544,461

Units outstanding and net asset value per unit:
Variable life policies during the first 10 policy
years:
      Units outstanding, December 31, 2006             5,053,439     2,915,833   3,779,515    4,954,724   1,197,117     2,972,625
      Net asset value per unit, December 31, 2006    $  2.334732   $  4.562370  $ 1.508896  $  2.875723  $ 0.879849    $ 1.890073

Variable life policies after 10 policy years:
      Units outstanding, December 31, 2006             4,301,641     6,109,592   2,942,107    7,679,352     276,762     1,919,988
      Net asset value per unit, December 31, 2006    $  2.130390   $  2.194727  $ 1.065041  $  1.773316  $ 1.671236    $ 2.169541

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                AIM V.I.   ALLIANCE-     DELAWARE
                                                 GLOBAL    BERNSTEIN        VIP        FIDELITY    FIDELITY
                                                 HEALTH    LARGE CAP   INTERNATIONAL      VIP        VIP        FIDELITY
                                                  CARE      GROWTH         VALUE         ASSET     EQUITY-         VIP
                                                SERIES I    CLASS B       EQUITY        MANAGER     INCOME       GROWTH
                                                --------   ---------   -------------   --------   ---------    ----------
INVESTMENT INCOME:
   Dividends                                     $    --   $       5     $  373,815    $158,738   $1,786,400   $  172,762
EXPENSES:
Variable life policies during the first 10
policy years:
   Mortality and expense risk fees                 2,860      13,334         40,272      22,520      159,233      124,006
   Administrative expense fees                       660       3,077          9,294       5,197       36,746       28,617
                                                 -------   ---------     ----------    --------   ----------   ----------
      Total expenses                               3,520      16,411         49,566      27,717      195,979      152,623
                                                 -------   ---------     ----------    --------   ----------   ----------
Variable life policies after 10 policy years:
   Mortality and expense risk fees                 1,160       6,873         45,465      15,371      191,451      160,013
                                                 -------   ---------     ----------    --------   ----------   ----------
      Total expenses                               1,160       6,873         45,465      15,371      191,451      160,013
                                                 -------   ---------     ----------    --------   ----------   ----------
      Total expenses                               4,680      23,284         95,031      43,088      387,430      312,636
                                                 -------   ---------     ----------    --------   ----------   ----------
      Net investment income (loss)                (4,680)    (23,279)       278,784     115,650    1,398,970     (139,874)
                                                 -------   ---------     ----------    --------   ----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
   Realized gain distributions from portfolio
   sponsors                                           --          --        739,741          --    6,453,214           --
   Net realized gain (loss) from sales of
   investments                                     9,062     232,905        547,307     (10,071)   1,505,583      (65,810)
                                                 -------   ---------     ----------    --------   ----------   ----------
      Net realized gain (loss)                     9,062     232,905      1,287,048     (10,071)   7,958,797      (65,810)
   Change in unrealized gain (loss)               21,141    (230,907)     1,127,944     258,914      201,832    2,737,049
                                                 -------   ---------     ----------    --------   ----------   ----------
      Net realized and unrealized gain (loss)     30,203       1,998      2,414,992     248,843    8,160,629    2,671,239
                                                 -------   ---------     ----------    --------   ----------   ----------
      Net increase (decrease) in net assets
      from operations                            $25,523   $ (21,281)    $2,693,776    $364,493   $9,559,599   $2,531,365
                                                 =======   =========     ==========    ========   ==========   ==========

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                            FT VIP       FT VIP
                                                                           FRANKLIN     FRANKLIN
                                                 FIDELITY                   LARGE        SMALL-                     GSVIT
                                                   VIP        FIDELITY       CAP         MID CAP      GSVIT         CORE
                                                   HIGH         VIP         GROWTH       GROWTH      CAPITAL        FIXED
                                                  INCOME      OVERSEAS    SECURITIES   SECURITIES   GROWTH (b)   INCOME (b)
                                                ----------   ----------   ----------   ----------   ----------   ----------
INVESTMENT INCOME:
   Dividends                                    $  851,321   $  126,486    $ 7,451      $     --    $    8,477    $555,856
EXPENSES:
Variable life policies during the first 10
policy years:
   Mortality and expense risk fees                  36,970       30,988      4,736        19,668       162,828      43,670
   Administrative expense fees                       8,532        7,151      1,094         4,539        37,575      10,078
                                                ----------   ----------    -------      --------    ----------    --------
      Total expenses                                45,502       38,139      5,830        24,207       200,403      53,748
                                                ----------   ----------    -------      --------    ----------    --------
Variable life policies after 10 policy years:
   Mortality and expense risk fees                  38,118       60,212      1,680         9,386       114,040      37,139
                                                ----------   ----------    -------      --------    ----------    --------
      Total expenses                                38,118       60,212      1,680         9,386       114,040      37,139
                                                ----------   ----------    -------      --------    ----------    --------
      Total expenses                                83,620       98,351      7,510        33,593       314,443      90,887
                                                ----------   ----------    -------      --------    ----------    --------
      Net investment income (loss)                 767,701       28,135        (59)      (33,593)     (305,966)    464,969
                                                ----------   ----------    -------      --------    ----------    --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
   Realized gain distributions from portfolio
   sponsors                                             --       87,931         --            --            --          --
   Net realized gain (loss) from sales of
   investments                                    (651,230)     666,226     23,724       176,630       595,145     (93,472)
                                                ----------   ----------    -------      --------    ----------    --------
      Net realized gain (loss)                    (651,230)     754,157     23,724       176,630       595,145     (93,472)
   Change in unrealized gain (loss)              1,025,683    1,452,043     69,395       160,516     3,106,011      38,109
                                                ----------   ----------    -------      --------    ----------    --------
      Net realized and unrealized gain (loss)      374,453    2,206,200     93,119       337,146     3,701,156     (55,363)
                                                ----------   ----------    -------      --------    ----------    --------
      Net increase (decrease) in net assets
      from operations                           $1,142,154   $2,234,335    $93,060      $303,553    $3,395,190    $409,606
                                                ==========   ==========    =======      ========    ==========    ========

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 2006




                                                   GSVIT        GSVIT           GSVIT             GSVIT         GSVIT       GSVIT
                                                  EQUITY     GOVERNMENT        GROWTH         INTERNATIONAL    MID CAP      MONEY
                                                 INDEX (b)   INCOME (b)   OPPORTUNITIES (b)     EQUITY (b)    VALUE (b)   MARKET (b)
                                                ----------   ----------   -----------------   -------------  -----------  ----------
INVESTMENT INCOME:
   Dividends                                    $  632,165    $200,059       $        --        $  494,293   $   323,226   $409,550
EXPENSES:
Variable life policies during the first 10
policy years:
   Mortality and expense risk fees                 172,619      19,657            80,021            82,823        95,770     40,606
   Administrative expense fees                      39,835       4,536            18,467            19,113        22,101      9,373
                                                ----------    --------       -----------        ----------   -----------   --------
      Total expenses                               212,454      24,193            98,488           101,936       117,871     49,979
                                                ----------    --------       -----------        ----------   -----------   --------
Variable life policies after 10 policy years:
   Mortality and expense risk fees                  84,479      11,908            49,693            47,053        75,897     17,934
                                                ----------    --------       -----------        ----------   -----------   --------
      Total expenses                                84,479      11,908            49,693            47,053        75,897     17,934
                                                ----------    --------       -----------        ----------   -----------   --------
      Total expenses                               296,933      36,101           148,181           148,989       193,768     67,913
                                                ----------    --------       -----------        ----------   -----------   --------
      Net investment income (loss)                 335,232     163,958          (148,181)          345,304       129,458    341,637
                                                ----------    --------       -----------        ----------   -----------   --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
   Realized gain distributions from portfolio
   sponsors                                             --          --         8,026,269                --     6,401,954         --
   Net realized gain (loss) from sales of
   investments                                     635,452     (31,672)          475,355           426,952        61,659         --
                                                ----------    --------       -----------        ----------   -----------   --------
      Net realized gain (loss)                     635,452     (31,672)        8,501,624           426,952     6,463,613         --
   Change in unrealized gain (loss)              4,447,766      21,324        (7,352,125)        2,979,264    (3,050,772)        --
                                                ----------    --------       -----------        ----------   -----------   --------
      Net realized and unrealized gain (loss)    5,083,218     (10,348)        1,149,499         3,406,216     3,412,841         --
                                                ----------    --------       -----------        ----------   -----------   --------
      Net increase (decrease) in net assets
      from operations                           $5,418,450    $153,610       $ 1,001,318        $3,751,520   $ 3,542,299   $341,637
                                                ==========    ========       ===========        ==========   ===========   ========

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                               JANUS
                                                   GSVIT       ASPEN        T. ROWE
                                                 STRUCTURED    LARGE         PRICE
                                                U.S. EQUITY     CAP      INTERNATIONAL
                                                  (a) (b)      GROWTH        STOCK
                                                -----------   --------   -------------
INVESTMENT INCOME:
   Dividends                                    $  329,331    $  4,229     $  106,992
EXPENSES:
Variable life policies during the first 10
policy years:
   Mortality and expense risk fees                 102,355       7,261         39,370
   Administrative expense fees                      23,620       1,676          9,085
                                                ----------    --------     ----------
      Total expenses                               125,975       8,937         48,455
                                                ----------    --------     ----------
Variable life policies after 10 policy years:
   Mortality and expense risk fees                  75,750       2,830         19,873
                                                ----------    --------     ----------
      Total expenses                                75,750       2,830         19,873
                                                ----------    --------     ----------
      Total expenses                               201,725      11,767         68,328
                                                ----------    --------     ----------
      Net investment income (loss)                 127,606      (7,538)        38,664
                                                ----------    --------     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
   Realized gain distributions from portfolio
   sponsors                                             --          --         32,098
   Net realized gain (loss) from sales of
   investments                                    (654,747)    148,660        393,871
                                                ----------    --------     ----------
      Net realized gain (loss)                    (654,747)    148,660        425,969
   Change in unrealized gain (loss)              3,528,791      31,949      1,082,093
                                                ----------    --------     ----------
      Net realized and unrealized gain (loss)    2,874,044     180,609      1,508,062
                                                ----------    --------     ----------
      Net increase (decrease) in net assets
      from operations                           $3,001,650    $173,071     $1,546,726
                                                ==========    ========     ==========

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                   AIM V.I.             ALLIANCE-                 DELAWARE
                                                                    GLOBAL              BERNSTEIN                    VIP
                                                                    HEALTH              LARGE CAP               INTERNATIONAL
                                                                     CARE                 GROWTH                    VALUE
                                                                   SERIES I              CLASS B                   EQUITY
                                                             -------------------  ----------------------  ------------------------
                                                               2006      2005        2006        2005         2006        2005
                                                             --------  ---------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                           $ (4,680) $  (4,936) $  (23,279) $  (27,106) $   278,784  $    96,734
      Net realized gain (loss)                                  9,062     23,221     232,905     124,246    1,287,048      452,775
   Change in unrealized gain (loss)                            21,141      5,904    (230,907)    373,853    1,127,944      840,181
                                                             --------  ---------  ----------  ----------  -----------  -----------
      Net increase (decrease) in net assets from operations    25,523     24,189     (21,281)    470,993    2,693,776    1,389,690
                                                             --------  ---------  ----------  ----------  -----------  -----------
   FROM POLICY TRANSACTIONS:
      Net premiums                                             42,119     53,580     192,917     263,555      727,020      812,857
      Terminations                                            (39,979)   (31,306)   (360,597)   (423,274)  (1,266,781)  (1,078,133)
      Insurance and other charges                             (33,507)   (39,909)   (165,841)   (190,517)    (790,283)    (785,866)
      Transfers between sub-accounts (including fixed
      account), net                                            73,693   (189,254)   (281,699)     74,740      (10,658)     705,720
      Other transfers from (to) the General Account            (9,671)    (3,736)    (37,392)    (43,221)    (190,903)    (217,059)
                                                             --------  ---------  ----------  ----------  -----------  -----------
      Net increase (decrease) in net assets from
      policy transactions                                      32,655   (210,625)   (652,612)   (318,717)  (1,531,605)    (562,481)
                                                             --------  ---------  ----------  ----------  -----------  -----------
      Net increase (decrease) in net assets                    58,178   (186,436)   (673,893)    152,276    1,162,171      827,209

NET ASSETS:
   Beginning of year                                          574,302    760,738   3,764,411   3,612,135   12,689,103   11,861,894
                                                             --------  ---------  ----------  ----------  -----------  -----------
   End of year                                               $632,480  $ 574,302  $3,090,518  $3,764,411  $13,851,274  $12,689,103
                                                             ========  =========  ==========  ==========  ===========  ===========

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                            FIDELITY                 FIDELITY
                                                               VIP                     VIP                      FIDELITY
                                                              ASSET                  EQUITY-                      VIP
                                                             MANAGER                  INCOME                     GROWTH
                                                     ----------------------  ------------------------  ------------------------
                                                        2006        2005        2006          2005         2006         2005
                                                     ----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $  115,650  $  117,021  $ 1,398,970  $   501,236  $  (139,874) $  (103,741)
      Net realized gain (loss)                          (10,071)    (38,448)   7,958,797    2,978,750      (65,810)    (552,596)
   Change in unrealized gain (loss)                     258,914     107,585      201,832     (867,761)   2,737,049    2,777,815
                                                     ----------  ----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets
      from operations                                   364,493     186,158    9,559,599    2,612,225    2,531,365    2,121,478
                                                     ----------  ----------  -----------  -----------  -----------  -----------
   FROM POLICY TRANSACTIONS:
      Net premiums                                      495,425     561,930    3,333,087    4,025,165    3,576,116    4,275,869
      Terminations                                     (420,569)   (505,942)  (5,420,647)  (5,678,977)  (4,810,300)  (4,401,783)
      Insurance and other charges                      (491,882)   (520,976)  (3,521,452)  (3,772,052)  (3,128,424)  (3,456,944)
      Transfers between sub-accounts (including
      fixed account), net                               (33,768)     66,288   (1,054,048)      64,028     (377,569)    (833,095)
      Other transfers from (to) the General Account    (110,276)    (75,984)    (665,140)    (627,379)    (623,952)    (567,261)
                                                     ----------  ----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets from
      policy transactions                              (561,070)   (474,684)  (7,328,200)  (5,989,215)  (5,364,129)  (4,983,214)
                                                     ----------  ----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets            (196,577)   (288,526)   2,231,399   (3,376,990)  (2,832,764)  (2,861,736)

NET ASSETS:
   Beginning of year                                  5,936,388   6,224,914   53,864,709   57,241,699   45,250,546   48,112,282
                                                     ----------  ----------  -----------  -----------  -----------  -----------
   End of year                                       $5,739,811  $5,936,388  $56,096,108  $53,864,709  $42,417,782  $45,250,546
                                                     ==========  ==========  ===========  ===========  ===========  ===========

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                                 FT VIP
                                                                                                                FRANKLIN
                                                              FIDELITY                                           LARGE
                                                                VIP                     FIDELITY                  CAP
                                                                HIGH                      VIP                    GROWTH
                                                               INCOME                   OVERSEAS               SECURITIES
                                                     ------------------------  ------------------------  ----------------------
                                                         2006         2005         2006         2005        2006        2005
                                                     -----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $   767,701  $ 1,718,957  $    28,135  $    (5,799) $      (59) $   (2,051)
      Net realized gain (loss)                          (651,230)    (518,552)     754,157      146,002      23,724      25,050
   Change in unrealized gain (loss)                    1,025,683     (981,135)   1,452,043    2,168,224      69,395     (24,147)
                                                     -----------  -----------  -----------  -----------  ----------  ----------
      Net increase (decrease) in net assets
      from operations                                  1,142,154      219,270    2,234,335    2,308,427      93,060      (1,148)
                                                     -----------  -----------  -----------  -----------  ----------  ----------
   FROM POLICY TRANSACTIONS:
      Net premiums                                       967,119    1,098,563      853,271    1,007,778      73,078      91,615
      Terminations                                    (1,217,247)  (1,087,769)  (1,863,541)  (1,314,059)   (109,618)   (125,379)
      Insurance and other charges                       (895,146)    (982,910)    (803,337)    (821,614)    (59,748)    (66,885)
      Transfers between sub-accounts (including
      fixed account), net                               (233,489)      79,977     (788,609)     (64,145)    (13,347)    (40,569)
      Other transfers from (to) the General Account     (227,194)    (178,274)    (337,450)    (230,599)    (13,233)     16,564
                                                     -----------  -----------  -----------  -----------  ----------  ----------
      Net increase (decrease) in net assets from
      policy transactions                             (1,605,957)  (1,070,413)  (2,939,666)  (1,422,639)   (122,868)   (124,654)
                                                     -----------  -----------  -----------  -----------  ----------  ----------
      Net increase (decrease) in net assets             (463,803)    (851,143)    (705,331)     885,788     (29,808)   (125,802)

NET ASSETS:
   Beginning of year                                  11,844,619   12,695,762   14,942,741   14,056,953   1,015,744   1,141,546
                                                     -----------  -----------  -----------  -----------  ----------  ----------
   End of year                                       $11,380,816  $11,844,619  $14,237,410  $14,942,741  $  985,936  $1,015,744
                                                     ===========  ===========  ===========  ===========  ==========  ==========

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                             FT VIP
                                                            FRANKLIN
                                                             SMALL-                                            GSVIT
                                                             MID CAP                    GSVIT                   CORE
                                                             GROWTH                    CAPITAL                 FIXED
                                                           SECURITIES                GROWTH (b)              INCOME (b)
                                                     ----------------------  ------------------------  ------------------------
                                                        2006        2005         2006         2005         2006         2005
                                                     ----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $  (33,593) $  (28,102) $  (305,966) $  (215,578) $   464,969  $   523,972
      Net realized gain (loss)                          176,630     146,500      595,145      141,453      (93,472)     (52,767)
   Change in unrealized gain (loss)                     160,516      (7,735)   3,106,011    2,733,992       38,109     (329,670)
                                                     ----------  ----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets
      from operations                                   303,553     110,663    3,395,190    2,659,867      409,606      141,535
                                                     ----------  ----------  -----------  -----------  -----------  -----------
   FROM POLICY TRANSACTIONS:
      Net premiums                                      297,055     323,855    3,743,655    4,408,592    1,077,084    1,255,904
      Terminations                                     (553,628)   (450,222)  (3,860,664)  (3,627,363)  (1,286,009)  (1,338,823)
      Insurance and other charges                      (260,354)   (234,163)  (3,106,013)  (3,318,666)    (981,310)  (1,063,724)
      Transfers between sub-accounts (including
      fixed account), net                             1,011,573    (218,991)     103,663   (1,181,731)     441,373      305,814
      Other transfers from (to) the General Account     (86,430)    (26,145)    (494,776)    (489,855)    (164,728)     (65,990)
                                                     ----------  ----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets from
      policy transactions                               408,216    (605,666)  (3,614,135)  (4,209,023)    (913,590)    (906,819)
                                                     ----------  ----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets             711,769    (495,003)    (218,945)  (1,549,156)    (503,984)    (765,284)

NET ASSETS:
   Beginning of year                                  3,666,660   4,161,663   42,814,297   44,363,453   12,662,544   13,427,828
                                                     ----------  ----------  -----------  -----------  -----------  -----------
   End of year                                       $4,378,429  $3,666,660  $42,595,352  $42,814,297  $12,158,560  $12,662,544
                                                     ==========  ==========  ===========  ===========  ===========  ===========

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                               GSVIT                   GSVIT                   GSVIT
                                                               EQUITY                GOVERNMENT                GROWTH
                                                             INDEX (b)               INCOME (b)            OPPORTUNITIES (b)
                                                     ------------------------  ----------------------  ------------------------
                                                         2006         2005        2006        2005         2006         2005
                                                     -----------  -----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $   335,232  $   255,998  $  163,958  $  133,085  $  (148,181) $  (161,854)
      Net realized gain (loss)                           635,452      139,163     (31,672)    (24,773)   8,501,624    5,714,401
   Change in unrealized gain (loss)                    4,447,766    1,009,465      21,324     (72,200)  (7,352,125)  (2,817,404)
                                                     -----------  -----------  ----------  ----------  -----------  -----------
      Net increase (decrease) in net assets
      from operations                                  5,418,450    1,404,626     153,610      36,112    1,001,318    2,735,143
                                                     -----------  -----------  ----------  ----------  -----------  -----------
   FROM POLICY TRANSACTIONS:
      Net premiums                                     3,228,157    3,879,556     564,297     661,397    1,303,055    1,540,141
      Terminations                                    (3,626,317)  (3,774,907)   (462,657)   (759,552)  (1,757,770)  (2,025,920)
      Insurance and other charges                     (3,100,032)  (3,367,636)   (586,693)   (617,127)  (1,272,130)  (1,415,525)
      Transfers between sub-accounts (including
      fixed account), net                             (1,433,791)    (169,375)    531,698      79,365   (1,759,777)     240,338
      Other transfers from (to) the General Account     (492,382)    (505,414)    (43,509)    (37,992)    (281,793)    (193,003)
                                                     -----------  -----------  ----------  ----------  -----------  -----------
      Net increase (decrease) in net assets from
      policy transactions                             (5,424,365)  (3,937,776)      3,136    (673,909)  (3,768,415)  (1,853,969)
                                                     -----------  -----------  ----------  ----------  -----------  -----------
      Net increase (decrease) in net assets               (5,915)  (2,533,150)    156,746    (637,797)  (2,767,097)     881,174

NET ASSETS:
   Beginning of year                                  40,506,852   43,040,002   4,599,676   5,237,473   22,135,475   21,254,301
                                                     -----------  -----------  ----------  ----------  -----------  -----------
   End of year                                       $40,500,937  $40,506,852  $4,756,422  $4,599,676  $19,368,378  $22,135,475
                                                     ===========  ===========  ==========  ==========  ===========  ===========

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                               GSVIT                     GSVIT                    GSVIT
                                                           INTERNATIONAL                MID CAP                   MONEY
                                                            EQUITY (b)                 VALUE (b)                 MARKET (b)
                                                     ------------------------  ------------------------  ------------------------
                                                         2006         2005         2006        2005          2006         2005
                                                     -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $   345,304  $   131,736  $   129,458  $  (190,101) $   341,637  $   190,587
      Net realized gain (loss)                           426,952       54,625    6,463,613    6,425,094           --        3,319
   Change in unrealized gain (loss)                    2,979,264    1,907,912   (3,050,772)  (4,695,994)          --           --
                                                     -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets
      from operations                                  3,751,520    2,094,273    3,542,299    1,538,999      341,637      193,906
                                                     -----------  -----------  -----------  -----------  -----------  -----------
   FROM POLICY TRANSACTIONS:
      Net premiums                                     1,333,712    1,603,814    1,422,699    1,610,841    1,584,151    1,951,819
      Terminations                                    (1,844,469)  (2,000,780)  (2,717,397)  (2,433,580)  (2,042,713)  (2,965,039)
      Insurance and other charges                     (1,264,116)  (1,295,876)  (1,571,034)  (1,630,634)  (1,348,121)  (1,581,575)
      Transfers between sub-accounts (including
      fixed account), net                               (140,098)    (544,652)     805,972       86,939      776,065      511,848
      Other transfers from (to) the General Account     (252,578)    (205,699)    (323,596)    (335,056)         144      238,981
                                                     -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets from
      policy transactions                             (2,167,549)  (2,443,193)  (2,383,356)  (2,701,490)  (1,030,474)  (1,843,966)
                                                     -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets            1,583,971     (348,920)   1,158,943   (1,162,491)    (688,837)  (1,650,060)

NET ASSETS:
   Beginning of year                                  19,378,628   19,727,548   25,553,052   26,715,543    9,525,197   11,175,257
                                                     -----------  -----------  -----------  -----------  -----------  -----------
   End of year                                       $20,962,599  $19,378,628  $26,711,995  $25,553,052  $ 8,836,360  $ 9,525,197
                                                     ===========  ===========  ===========  ===========  ===========  ===========

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                                                       JANUS
                                                               GSVIT                   ASPEN                   T. ROWE
                                                            STRUCTURED                 LARGE                    PRICE
                                                            U.S. EQUITY                 CAP                 INTERNATIONAL
                                                              (a) (b)                  GROWTH                   STOCK
                                                     ------------------------  ----------------------  ------------------------
                                                         2006         2005        2006        2005         2006        2005
                                                     -----------  -----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $   127,606  $     6,857  $   (7,538) $  (14,651) $    38,664  $    72,465
      Net realized gain (loss)                          (654,747)  (1,139,978)    148,660      25,729      425,969      163,225
   Change in unrealized gain (loss)                    3,528,791    2,413,882      31,949      58,238    1,082,093    1,051,881
                                                     -----------  -----------  ----------  ----------  -----------  -----------
      Net increase (decrease) in net assets
      from operations                                  3,001,650    1,280,761     173,071      69,316    1,546,726    1,287,571
                                                     -----------  -----------  ----------  ----------  -----------  -----------
   FROM POLICY TRANSACTIONS:
      Net premiums                                     2,082,200    2,434,579     113,394     192,816      567,734      698,716
      Terminations                                    (2,533,076)  (2,617,028)   (207,699)   (246,716)    (961,019)    (874,534)
      Insurance and other charges                     (2,061,061)  (2,109,196)    (98,769)   (138,636)    (528,476)    (558,761)
      Transfers between sub-accounts (including
      fixed account), net                              1,494,254     (326,207)   (702,208)     26,928     (241,483)    (189,937)
      Other transfers from (to) the General Account      (33,575)    (299,225)    (35,089)    (24,297)    (140,500)     (78,789)
                                                     -----------  -----------  ----------  ----------  -----------  -----------
      Net increase (decrease) in net assets from
      policy transactions                             (1,051,258)  (2,917,077)   (930,371)   (189,905)  (1,303,744)  (1,003,305)
                                                     -----------  -----------  ----------  ----------  -----------  -----------
      Net increase (decrease) in net assets            1,950,392   (1,636,316)   (757,300)   (120,589)     242,982      284,266

NET ASSETS:
   Beginning of year                                  25,915,940   27,552,256   2,273,117   2,393,706    9,540,990    9,256,724
                                                     -----------  -----------  ----------  ----------  -----------  -----------
   End of year                                       $27,866,332  $25,915,940  $1,515,817  $2,273,117  $ 9,783,972  $ 9,540,990
                                                     ===========  ===========  ==========  ==========  ===========  ===========

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VEL II

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

          Separate Account VEL II (the "Separate Account"), is a separate investment account of Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"), established on June 10, 1993 for the purpose of separating from the general assets of Commonwealth Annuity those assets used to fund the variable portion of certain flexible premium variable life insurance policies (the "Policies") issued by Commonwealth Annuity. Prior to September 1, 2006, Commonwealth Annuity was Allmerica Financial Life Insurance and Annuity Company ("AFLIAC").

          Prior to December 30, 2005 ("the Closing Date") Commonwealth Annuity was a wholly owned subsidiary of The Hanover Insurance Group, Inc. ("THG"). Prior to December 1, 2005 THG was named Allmerica Financial Corporation ("AFC"). On the Closing Date THG sold Commonwealth Annuity and its closed block of variable annuity and variable life business ("the Transaction") to The Goldman Sachs Group, Inc. ("Goldman Sachs"). On January 11, 2006, Goldman Sachs purchased Allmerica Financial Investment Management Services, Inc. ("AFIMS"), which has served as the investment manager of the nine investment funds of Allmerica Investment Trust ("AIT Funds"). On January 9, 2006, the AIT Funds were reorganized into corresponding funds of the Goldman Sachs Variable Insurance Trust ("GSVIT"). Goldman Sachs Asset Management, L.P. ("GSAM"), a subsidiary of Goldman Sachs, is investment advisor to the GSVIT funds. AFIMS has no relationship with the GSVIT funds.

          Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Commonwealth Annuity. The Separate Account cannot be charged with liabilities arising out of any other business of Commonwealth Annuity. Commonwealth Annuity's General Account is subject to the claims of creditors.

          The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Twenty-one Sub-Accounts are currently offered by the Separate Account, all of which had Contract Owner activity during the 2006. Each Sub-Account invests exclusively in one of the Funds ("Underlying Funds") that are part of the following fund groups:

     AIM Variable Insurance Funds (Series I Shares) ("AIM V.I. Series I")

     AllianceBernstein Variable Products Series Fund, Inc. (Class B) ("AllianceBernstein Class B")

     Delaware VIP Trust ("Delaware VIP")

     Fidelity Variable Insurance Products Fund ("Fidelity VIP")

     Franklin Templeton Variable Insurance Products Trust (Class 2) ("FT VIP")

     Goldman Sachs Variable Insurance Trust ("GSVIT")

     Janus Aspen Series (Service Shares) ("Janus Aspen")

     T. Rowe Price International Series, Inc. ("T.Rowe Price")

          The fund groups listed above are open-end, diversified management investment companies registered under the 1940 Act.

          Pursuant to separate Agreements and Plans of Reorganization approved by each participating Portfolio's Board and by shareholders of the applicable Closed Funds, the following Underlying Funds were merged after the close of business on the dates shown. The mergers were structured as a transfer of all assets of the Closed Funds to the Surviving Funds in exchange for assumption of all liabilities of the Closed Funds by the Surviving Funds and for the issuance and delivery to the Closed Funds Merger Shares equal in aggregate value to the net value of the assets transferred to the Surviving Funds.

DATE              PRIOR FUND                                          NEW FUND
----              ----------                                          --------
January 9, 2006   AIT Core Equity Service Shares                      GSVIT CORE(SM) U.S. Equity
January 9, 2006   AIT Equity Index Service Shares                     GSVIT Equity Index
January 9, 2006   AIT Government Bond Service Shares                  GSVIT Government Income
January 9, 2006   AIT Money Market Service Shares                     GSVIT Money Market
January 9, 2006   AIT Select Capital Appreciation Service Shares      GSVIT Growth Opportunities
January 9, 2006   AIT Select Growth Service Shares                    GSVIT Capital Growth
January 9, 2006   AIT Select International Equity Service Shares      GSVIT International Equity
January 9, 2006   AIT Select Investment Grade Income Service Shares   GSVIT Core Fixed Income
January 9, 2006   AIT Select Value Opportunity Service Shares         GSVIT Mid Cap Value

SEPARATE ACCOUNT VEL II

The following Underlying Fund was renamed as indicated:

DATE          OLD NAME                     NEW NAME
----          --------                     --------
May 1, 2006   GSVIT CORE(SM) U.S. Equity   GSVIT Structured  U.S. Equity

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

          The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

          INVESTMENTS - Security transactions are recorded as of the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the Underlying Funds. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at net asset value.

          RECEIVABLE FROM AND PAYABLE TO COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY (SPONSOR) - These represent adjustments for items not settled with the general account.

          STATEMENTS OF CHANGES IN NET ASSETS - Policy Owners may allocate their Policy Values to variable investment options in the Separate Account and to the Fixed Account, which is a part of Commonwealth Annuity's General Account that guarantees principal and a fixed interest rate. Net Premiums represent payments received under the Policies (excluding amounts allocated to the Fixed Account) reduced by refunds made during the initial free-look period, and by applicable deductions, charges, and state premium taxes. Terminations are payments to Policy Owners and beneficiaries made under the terms of the Policies and amounts that Policy Owners have requested to be withdrawn and paid to them. Transfers between Sub-Accounts (including the Fixed Account), net, are amounts that Policy Owners have directed to be moved among funds, including permitted transfers from and to the Fixed Account. Other transfers from (to) the General Account include policy loan activity and death claims.

          FINANCIAL HIGHLIGHTS - Statement of Position (SOP) 03-5 "FINANCIAL HIGHLIGHTS OF SEPARATE ACCOUNTS: An Amendment to the Audit and Accounting Guide AUDITS OF INVESTMENT COMPANIES" was effective for fiscal years ending after December 15, 2003. This resulted in additional disclosures as detailed in Note 5, Financial Highlights.

          FEDERAL INCOME TAXES - The operations of the Separate Account are included in the federal income tax return of Commonwealth Annuity, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Commonwealth Annuity does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. Commonwealth Annuity will review periodically the status of this policy during the year in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

          Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the IRC. Commonwealth Annuity believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

SEPARATE ACCOUNT VEL II

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS

          On the Date of Issue and each Monthly Payment Date, the Company makes a Monthly Deduction from Policy Value comprised of the following charges: a charge for the cost of insurance protection under the Policies; a charge for any optional insurance benefits added by rider, and a monthly administrative charge as compensation for expenses incurred in administration of the Policies, first year underwriting, and other start up expenses associated with the Policies. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount also includes a $40 administrative charge for the increase.

          The Policy Owner may allocate the Monthly Deduction to one Sub-Account. In the absence of allocation instructions, or if the Sub-Account chosen does not have sufficient funds to cover the Monthly Deduction, Commonwealth Annuity makes a pro-rata allocation among the Sub-Accounts in the Policy. No Monthly Deductions are made after the Final Premium Payment date.

          Commonwealth Annuity assesses each Sub-Account with a Mortality and Expense Risk Charge and a Separate Account Administrative Charge. The Mortality and Expense Risk Charge compensates Commonwealth Annuity for assuming mortality and expense risks for variable interests in the Policies. The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company therefore will pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges provided in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, Commonwealth Annuity absorbs the losses. If the charge is higher than mortality and expense risk expenses, the difference is a profit to the Company. This charge may be increased or decreased, subject to state and federal law; but, it may not exceed the maximum limitations. The Separate Account Administrative Charge is assessed during the first 10 policy years to help defray administrative expenses incurred in the administration of the Separate Account and the Sub-Accounts. This charge is currently 0.15%, which may increase or decrease, but it may not exceed 0.25%.

          Details about the Monthly Deduction and charges to the Sub-Accounts appear in the table below.

                                                                           MAXIMUM ALLOWED
                                                       CURRENT MORTALITY    MORTALITY AND    SEPARATE ACCOUNT
     COST OF        MONTHLY CHARGES       MONTHLY         AND EXPENSE       EXPENSE RISK      ADMINISTRATIVE
    INSURANCE        FOR OPTIONAL     ADMINISTRATIVE      RISK CHARGE      CHARGE (ANNUAL     CHARGE (ANNUAL
   CHARGE (a)        BENEFITS (a)       CHARGE (a)     (ANNUAL RATE) (b)      RATE) (b)        RATE) (b) (c)
Varies by Policy   Varies by Policy         $5               0.65%              0.90%            0 - .25%

(a)  Charged to Policy Value.

(b)  Charged to Daily Net assets in each Sub-Account.

(c) Separate Account Administrative Charge cannot exceed 0.25% for the first 10 Policy years with no charge imposed after the 10th year.

          A surrender charge may be deducted upon request of a full surrender of the Policy or a decrease in the Face Amount if less than a certain number of years have lapsed from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge is a detailed calculation. For more information see the prospectus.

          Some states and municipalities impose premium taxes on Policies, which currently range up to 6%.

          The disclosures above include charges currently assessed to the Contract Owner. There are certain other charges that may be assessed in future periods, at the discretion of Commonwealth Annuity, in accordance with Contract terms. Detailed descriptions of all fees and charges are available in the product prospectuses.

SEPARATE ACCOUNT VEL II

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

          During the year ended December 31, 2006 management fees of the Underlying GSVIT Funds were paid directly by the funds to Goldman Sachs Asset Management ("GSAM") in its capacity as investment manager and administrator of GSVIT. The GSVIT funds' advisory agreement provided for fees ranging from 0.40% to 1.15% based on individual portfolios and average daily net assets. According to a Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, each GSVIT Fund paid a fee equal to an annual rate of 0.02% to 0.10% of the Fund's average daily net assets.

SEPARATE ACCOUNT VEL II

NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

          The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2006 were as follows:

              INVESTMENT PORTFOLIO                 PURCHASES      SALES
              --------------------                 ---------      -----
AIM V.I. Global Health Care Series I              $  105,800   $   77,825
AllianceBernstein Large Cap Growth Class B           462,532    1,138,423
Delaware VIP International Value Equity            1,453,401    1,966,482
Fidelity VIP Asset Manager                           335,074      780,494
Fidelity VIP Equity-Income                         8,615,077    8,091,093
Fidelity VIP Growth                                  665,459    6,169,462
Fidelity VIP High Income                           1,287,328    2,125,584
Fidelity VIP Overseas                                518,665    3,342,264
FT VIP Franklin Large Cap Growth Securities           71,236      194,164
FT VIP Franklin Small-Mid Cap Growth Securities    1,242,656      868,034
GSVIT Capital Growth (b)                           1,016,729    4,936,829
GSVIT Core Fixed Income (b)                        1,338,733    1,787,354
GSVIT Equity Index (b)                             1,004,298    6,093,428
GSVIT Government Income (b)                        1,089,903      922,810
GSVIT Growth Opportunities (b)                     8,297,529    4,187,854
GSVIT International Equity (b)                     1,078,092    2,900,338
GSVIT Mid Cap Value (b)                            7,951,370    3,803,314
GSVIT Money Market (b)                             2,302,132    2,943,158
GSVIT Structured U.S. Equity (b)                   2,519,723    3,443,375
Janus Aspen Large Cap Growth                         111,655    1,049,564
T. Rowe Price International Stock                    638,553    1,871,535

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

SEPARATE ACCOUNT VEL II

NOTE 5 - FINANCIAL HIGHLIGHTS

A summary of unit values, units outstanding, income and expense ratios and total return for each Sub-Account for the year ended December 31, 2006 is as follows:

                                        AT DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                            --------------------------------------  ----------------------------------------------------
                                      UNIT       UNIT               INVESTMENT  EXPENSE  EXPENSE     TOTAL       TOTAL
                                      VALUE     VALUE                 INCOME     RATIO    RATIO     RETURN      RETURN
                             UNITS   LOWEST    HIGHEST  NET ASSETS     RATIO     LOWEST  HIGHEST    LOWEST      HIGHEST
                            (000S)   ($) (4)   ($) (4)    ($000S)     (%) (1)   (%) (2)  (%) (2)  (%) (3)(4)  (%) (3)(4)
                            ------  --------  --------  ----------  ----------  -------  -------  ----------  ----------
AIM V.I. GLOBAL HEALTH
CARE SERIES I
2006                           500  1.159750  1.619517       632         N/A      0.65     0.80       4.39        4.55
2005                           476  1.110960  1.549032       574         N/A      0.65     0.80       7.28        7.44
2004                           691  1.035541  1.441698       761         N/A      0.65     0.80       6.71        6.87
2003                           524  0.970432  1.349018       511         N/A      0.65     0.80      26.76       34.90
2002                           539  0.765571  0.765571       413         N/A      0.80     0.80     -25.06      -25.06
ALLIANCEBERNSTEIN
LARGE CAP GROWTH CLASS B
2006                         2,910  0.870041  1.616060     3,091         N/A      0.65     0.80      -1.44       -1.29
2005                         3,702  0.882721  1.637122     3,764         N/A      0.65     0.80      13.92       14.10
2004                         4,289  0.774828  1.434862     3,612         N/A      0.65     0.80       7.48        7.64
2003                         5,098  0.720922  1.333003     3,765         N/A      0.65     0.80      22.38       33.30
2002                         2,839  0.589086  0.589086     1,672         N/A      0.80     0.80     -31.40      -31.40
DELAWARE VIP
INTERNATIONAL VALUE EQUITY
2006                         4,832  3.705050  2.483607    13,851        2.85      0.65     0.80      22.60       22.78
2005                         5,170  3.022092  2.022748    12,689        1.54      0.65     0.80      11.97       12.14
2004                         5,176  2.698950  1.803736    11,862        2.67      0.65     0.80      20.81       21.00
2003                         5,074  2.233970  1.490730    10,764        2.38      0.65     0.80      42.29       49.07
2002                         5,074  1.569995  1.569995     7,966        7.92      0.80     0.80     -11.12      -11.12
FIDELITY VIP ASSET
MANAGER
2006                         3,343  2.152963  1.407057     5,740        2.74      0.65     0.80       6.46        6.62
2005                         3,480  2.022370  1.319702     5,936        2.71      0.65     0.80       3.21        3.37
2004                         3,574  1.959430  1.276690     6,225        2.72      0.65     0.80       4.63        4.78
2003                         3,365  1.872806  1.218405     6,201        3.62      0.65     0.80      17.03       21.84
2002                         3,526  1.600270  1.600270     5,642        4.04      0.80     0.80      -9.46       -9.46
FIDELITY VIP EQUITY-
INCOME
2006                        23,153  3.819868  1.962907    56,096        3.32      0.65     0.80      19.23       19.41
2005                        24,426  3.203708  1.643798    53,865        1.67      0.65     0.80       5.02        5.18
2004                        24,912  3.050634  1.562891    57,242        1.59      0.65     0.80      10.64       10.80
2003                        23,199  2.757327  1.410497    57,973        1.82      0.65     0.80      29.29       41.05
2002                        22,399  2.132699  2.132699    47,771        1.72      0.80     0.80     -17.61      -17.61
FIDELITY VIP GROWTH
2006                        21,728  2.820618  1.642756    42,418        0.40      0.65     0.80       5.99        6.16
2005                        23,200  2.661095  1.547500    45,251        0.51      0.65     0.80       4.95        5.11
2004                        24,239  2.535532  1.472262    48,112        0.27      0.65     0.80       2.55        2.71
2003                        23,110  2.472457  1.433475    52,343        0.27      0.65     0.80      31.79       43.35
2002                        22,887  1.876121  1.876121    42,939        0.26      0.80     0.80     -30.66      -30.66
FIDELITY VIP HIGH INCOME
2006                         7,036  1.760860  1.528678    11,381        7.40      0.65     0.80      10.35       10.51
2005                         7,919  1.595763  1.383239    11,845       14.88      0.65     0.80       1.88        2.03
2004                         8,481  1.566350  1.355665    12,696        8.36      0.65     0.80       8.72        8.88
2003                         9,207  1.440764  1.245092    13,127        7.17      0.65     0.80      26.25       24.51
2002                         9,594  1.141228  1.141228    10,949       10.87      0.80     0.80       2.62        2.62

SEPARATE ACCOUNT VEL II

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                        AT DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                            --------------------------------------  ----------------------------------------------------
                                      UNIT      UNIT                INVESTMENT  EXPENSE  EXPENSE    TOTAL       TOTAL
                                      VALUE     VALUE                 INCOME     RATIO    RATIO     RETURN      RETURN
                            UNITS    LOWEST    HIGHEST  NET ASSETS     RATIO     LOWEST  HIGHEST    LOWEST     HIGHEST
                            (000S)   ($) (4)   ($) (4)    ($000S)     (%) (1)   (%) (2)  (%) (2)  (%) (3)(4)  (%) (3)(4)
                            ------  --------  --------  ----------  ----------  -------  -------  ----------  ----------
FIDELITY VIP OVERSEAS
2006                         5,814  2.627386  2.373460    14,237        0.91      0.65     0.80      17.13       17.31
2005                         7,115  2.243050  2.023208    14,943        0.67      0.65     0.80      18.09       18.27
2004                         7,845  1.899385  1.710652    14,057        1.19      0.65     0.80      12.73       12.90
2003                         8,380  1.684956  1.515249    13,889        0.78      0.65     0.80      42.22       51.52
2002                         7,946  1.184728  1.184728     9,413        0.81      0.80     0.80     -20.92      -20.92
FT VIP FRANKLIN LARGE CAP
GROWTH SECURITIES
2006                           875  0.992889  1.605131       986        0.76      0.65     0.80      10.01       10.17
2005                         1,025  0.902555  1.456899     1,016        0.57      0.65     0.80       0.25        0.40
2004                         1,168  0.900313  1.451085     1,142        0.47      0.65     0.80       7.07        7.23
2003                           937  0.840866  1.353223       809        0.67      0.65     0.80      25.93       35.32
2002                           770  0.667729  0.667729       514        0.81      0.80     0.80     -23.80      -23.80
FT VIP FRANKLIN SMALL-MID
CAP GROWTH SECURITIES
2006                         3,374  1.112634  1.833260     4,378         N/A      0.65     0.80       7.82        7.99
2005                         3,147  1.031912  1.697674     3,667         N/A      0.65     0.80       3.95        4.11
2004                         3,852  0.992705  1.630722     4,162         N/A      0.65     0.80      10.58       10.75
2003                         4,617  0.897702  1.472435     4,237         N/A      0.65     0.80      36.15       47.24
2002                         3,817  0.659361  0.659361     2,517        0.25      0.80     0.80     -29.25      -29.25
GSVIT CAPITAL GROWTH (b)
2006                        21,619  2.363484  1.662653    42,595        0.02      0.65     0.80       8.25        8.42
2005                        22,583  2.183268  1.533552    42,814        0.25      0.65     0.80       6.52        6.69
2004                        24,119  2.049565  1.437457    44,363         N/A      0.65     0.80       6.58        6.74
2003                        24,845  1.923005  1.346652    45,877        0.05      0.65     0.80      25.27       34.67
2002                        11,915  1.535072  1.535072    18,290        0.17      0.80     0.80     -28.18      -28.18
GSVIT CORE FIXED INCOME
(b)
2006                         8,796  1.834802  1.105648    12,159        4.49      0.65     0.80       3.37        3.53
2005                         9,086  1.774959  1.067970    12,663        4.75      0.65     0.80       1.03        1.18
2004                         9,285  1.756886  1.055502    13,428        5.28      0.65     0.80       3.15        3.30
2003                         9,024  1.703308  1.021763    14,247        4.59      0.65     0.80       2.48        2.18
2002                         7,596  1.662070  1.662070    12,625        5.32      0.80     0.80       7.27        7.27
GSVIT EQUITY INDEX (b)
2006                        15,995  3.415645  1.781109    40,501        1.60      0.65     0.80      14.55       14.73
2005                        17,103  2.981668  1.552463    40,507        1.39      0.65     0.80       3.55        3.70
2004                        17,764  2.879533  1.497027    43,040        1.58      0.65     0.80       9.44        9.61
2003                        17,359  2.631124  1.365817    43,079        1.32      0.65     0.80      26.81       36.58
2002                        12,508  2.074930  2.074930    25,953        1.21      0.80     0.80     -22.84      -22.84
GSVIT GOVERNMENT INCOME
(b)
2006                         3,475  1.724872  1.065876     4,756        4.13      0.65     0.80       3.22        3.38
2005                         3,345  1.671057  1.031055     4,600        3.52      0.65     0.80       0.74        0.89
2004                         3,699  1.658801  1.021943     5,237        3.74      0.65     0.80       1.30        1.45
2003                         4,255  1.637516  1.007308     6,605        3.93      0.65     0.80       0.86        0.73
2002                         4,304  1.623620  1.623620     6,987        4.20      0.80     0.80       8.40        8.40

SEPARATE ACCOUNT VEL II

                                        AT DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                            --------------------------------------  ----------------------------------------------------
                                      UNIT      UNIT                INVESTMENT  EXPENSE  EXPENSE    TOTAL       TOTAL
                                      VALUE     VALUE                 INCOME     RATIO    RATIO     RETURN      RETURN
                            UNITS    LOWEST    HIGHEST  NET ASSETS     RATIO     LOWEST  HIGHEST    LOWEST     HIGHEST
                            (000S)   ($) (4)   ($) (4)    ($000S)     (%) (1)   (%) (2)  (%) (2)  (%) (3)(4)  (%) (3)(4)
                            ------  --------  --------  ----------  ----------  -------  -------  ----------  ----------
GSVIT GROWTH OPPORTUNITIES
(b)
2006                         7,172  3.742401  2.121123    19,368         N/A      0.65     0.80       4.88        5.04
2005                         7,510  3.568156  2.019303    22,135         N/A      0.65     0.80      13.76       13.94
2004                         7,574  3.136443  1.772309    21,254         N/A      0.65     0.80      17.68       17.85
2003                         7,303  2.665331  1.503828    18,683         N/A      0.65     0.80      38.59       50.38
2002                         7,602  1.923108  1.923108    14,619         N/A      0.80     0.80     -22.23      -22.23
GSVIT INTERNATIONAL EQUITY
(b)
2006                         9,355  2.334732  2.130390    20,963        2.49      0.65     0.80      20.53       20.71
2005                        10,287  1.937128  1.764912    19,379        1.46      0.65     0.80      11.51       11.68
2004                        11,557  1.737168  1.580349    19,728        1.28      0.65     0.80      13.55       13.72
2003                        12,664  1.529838  1.389631    19,270        0.82      0.65     0.80      26.75       38.96
2002                        12,564  1.207015  1.207015    15,165        1.63      0.80     0.80     -20.01      -20.01
GSVIT MID CAP VALUE (b)
2006                         9,025  4.562370  2.194727    26,712        1.23      0.65     0.80      14.48       14.66
2005                         9,179  3.985235  1.914196    25,553         N/A      0.65     0.80       6.33        6.49
2004                         9,509  3.748163  1.797614    26,716        0.06      0.65     0.80      18.39       18.57
2003                         9,052  3.165815  1.516031    26,108        0.12      0.65     0.80      37.32       51.60
2002                         8,936  2.305429  2.305429    20,601        0.63      0.80     0.80     -16.99      -16.99
GSVIT MONEY MARKET (b)
2006                         6,722  1.508896  1.065041     8,836        4.56      0.65     0.80       3.83        3.99
2005                         7,241  1.453190  1.024183     9,525        2.65      0.65     0.80       1.92        2.07
2004                         8,363  1.425849  1.003404    11,175        0.91      0.65     0.80       0.11        0.26
2003                         8,578  1.424345  1.000849    12,031        0.79      0.65     0.80      -0.01        0.08
2002                         9,967  1.424480  1.424480    14,198        1.64      0.80     0.80       0.85        0.85
GSVIT STRUCTURED U.S.
EQUITY (a) (b)
2006                        12,634  2.875723  1.773316    27,866        1.21      0.65     0.80      11.75       11.92
2005                        12,400  2.573310  1.584434    25,916        0.78      0.65     0.80       5.18        5.34
2004                        13,206  2.446592  1.504140    27,552        1.06      0.65     0.80       9.52        9.69
2003                        13,472  2.233836  1.371261    28,141        0.01      0.65     0.80      26.65       37.13
2002                        14,183  1.763741  1.763741    25,015        0.83      0.80     0.80     -24.06      -24.06
JANUS ASPEN LARGE CAP
GROWTH
2006                         1,474  0.879849  1.671236     1,516        0.27      0.65     0.80      10.24       10.41
2005                         2,512  0.798092  1.513647     2,273        0.13      0.65     0.80       3.18        3.34
2004                         2,841  0.773502  1.464769     2,394         N/A      0.65     0.80       3.37        3.52
2003                         3,346  0.748300  1.414901     2,563         N/A      0.65     0.80      30.44       41.49
2002                         3,088  0.573672  0.573672     1,771         N/A      0.80     0.80     -27.31      -27.31
T. ROWE PRICE
INTERNATIONAL STOCK
2006                         4,893  1.890073  2.169541     9,784        1.18      0.65     0.80      18.14       18.32
2005                         5,766  1.599854  1.833655     9,541        1.58      0.65     0.80      15.11       15.28
2004                         6,528  1.389884  1.590601     9,257        1.09      0.65     0.80      12.86       13.03
2003                         7,078  1.231476  1.407194     8,765        1.31      0.65     0.80      29.48       40.72
2002                         7,075  0.951100  0.951100     6,729        1.00      0.80     0.80     -18.95      -18.95

SEPARATE ACCOUNT VEL II

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest.

(2) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Underlying Fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(4) Beginning in 2003, the highest unit value and total return correspond with the product with the lowest expense ratio. The lowest unit value and total return correspond with the product with the highest expense ratio.

SEPARATE ACCOUNT VEL II

NOTE 6 - SUBSEQUENT EVENT

          On January 1, 2007, Security Distributors, Inc. ("SDI") replaced VeraVest Investments, Inc as principal underwriter for the Separate Account. SDI is a wholly-owned subsidiary of Security Benefit Life Insurance Company, and not affiliated with Commonwealth Annuity.

                            PART C: OTHER INFORMATION

ITEM 27. EXHIBITS

     (A)  BOARD OF DIRECTORS RESOLUTION.

               Certified copy of Resolutions of the Board of Directors of the Company of January 21, 1993 establishing the VEL II Account was previously filed on February 13, 1998 in Post-Effective Amendment No. 10 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (B)  CUSTODIAN AGREEMENTS.

               Not applicable.

     (C)  UNDERWRITING CONTRACTS.

               (1) Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

               (2) Registered Representatives/Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

               (3) Sales Agreements with broker-dealers were previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and are incorporated by reference herein.

               (4) Agreements with broker-dealer were previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and are incorporated by reference herein.

               (5) Commission Schedule was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

               (6) General Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

               (7) Career Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.


               (8) Distribution Agreement between the Company and Security Distributors, Inc. was previously filed on February 28, 2007 in Post-Effective Amendment No. 23 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (9) Form of Service Agreement with broker-dealers was previously filed on February 28, 2007 in Post-Effective Amendment No. 23 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.


     (D)  POLICY.

               (1) Policy and initial Policy endorsements were previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and are incorporated by reference herein. The following endorsements were previously filed on February 27, 19978 in Post-Effective Amendment No. 8 of this Registration Statement on Form S-6, and are incorporated by reference herein.

               (2) Paid-Up Life Insurance Option Endorsement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

               (3) Preferred Loan Endorsement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

               (4) 403(b) Life Insurance Policy Endorsement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

               (5) Guaranteed Death Benefit Rider was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (E)  APPLICATION.

               Application was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (F)  DEPOSITOR'S CERTIFICATE OF INCORPORATION AND BYLAWS.


          (1) Articles of Organization and Bylaws, as amended of the Company, effective as of September 1, 2006 were previously filed on February 28, 2007 in Post-Effective Amendment No. 22 of Registration Statement No. 33-57792/811-7466, and are incorporated by reference herein. Bylaws, as amended of the Company, effective as of December 30, 2005 were previously filed on April 28, 2006 in Post-Effective Amendment No. 22 of Registration Statement No. 33-57792/811-7466, and are incorporated by reference herein. Articles of Incorporation and Bylaws, as amended of the Company, effective as of October 1, 1995 were previously filed on September 29, 1995 in Post-Effective Amendment No. 5 of this Registration Statement on Form S-6, and are incorporated by reference herein.


     (G)  REINSURANCE CONTRACTS.

          (1) Reinsurance contract dated January 1, 2001 among First Allmerica Financial Life Insurance Company and General & Cologne Life Re of America was previously filed on February 10, 2003in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (2) Reinsurance contract dated January 1, 2001 among Allmerica Financial Life Insurance and Annuity Company and Reinsurance Company of Missouri, Inc. was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (3) Reinsurance contract dated July 1, 2000 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America (Swiss Re) was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (4) Reinsurance contract dated April 1, 2000 among First Allmerica Financial Life Insurance Company and Munich American Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (5) Reinsurance contract dated January 1, 2000 among First Allmerica Financial Life Insurance Company and Security Life of Denver Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (6) Reinsurance contract dated January 1, 2000 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America (Swiss Re) was previously on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (7) Reinsurance contract dated November 1, 1999 among First Allmerica Financial Life Insurance Company and RGA Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (8) Reinsurance contract dated January 1, 1999 among First Allmerica Financial Life Insurance Company and AXA Re Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (9) Reinsurance contract dated January 1, 1998 among Allmerica Financial Life Insurance and Annuity Company and RGA Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (10) Reinsurance contract dated April 1, 1996 among First Allmerica Financial Life Insurance Company and Transamerica Occidental Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (11) Reinsurance contract dated March 1, 1996 among First Allmerica Financial Life Insurance Company and Northwestern National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (12) Reinsurance contract dated March 1, 1996 among First Allmerica Financial Life Insurance Company and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (13) Reinsurance contract dated November 22, 1995 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America was previously filed on

               February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (14) Reinsurance contract dated January 1, 1995 among State Mutual Life Assurance Company of America and Life Reinsurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (15) Reinsurance contract dated January 1, 1994 among State Mutual Life Assurance Company of America and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (16) Reinsurance contract dated January 1, 1993 among State Mutual Life Assurance Company of America and Life Reassurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (17) Reinsurance contract dated January 1, 1993 among State Mutual Life Assurance Company and The Cologne Life Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (18) Reinsurance contract dated February 26, 1991 among State Mutual Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (19) Reinsurance contract dated May 1, 1989 among State Mutual Life Assurance Company of America and General American Life Insurance Company was previously filed in on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (20) Reinsurance contract dated May 1, 1989 among State Mutual Life Assurance Company of America and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (21) Reinsurance contract dated July 1, 1986 among State Mutual Life Assurance Company of America and General American Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (22) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (23) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (24) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company and Cologne Life Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.


          (25) Reinsurance Agreement between Columbia Capital Life Reinsurance Company ("Columbia Capital") and Commonwealth Annuity is filed herewith.


     (H)  PARTICIPATION AGREEMENTS.

               (1) Form of Amendment dated May 1, 2003 to the Allmerica Investment Trust Participation Agreement was previously filed on April 28, 2003 in Post-Effective Amendment No. 18 of Registration No. 33-57792/811-8130 on Form N-6, and is incorporated by reference herein. Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000 was previously filed on April 12, 2000 in Post-Effective Amendment No. 14 on Form S-6, and is incorporated by reference herein.

               (2) Amendment dated May 1, 2001 to the Fidelity VIP Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 on Form S-6, and is incorporated by reference herein.

               (3) Amendment dated October 1, 2001 to the Fidelity VIP II Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund II, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 on Form S-6, and is incorporated by reference herein.

               (4) Amendment dated May 1, 2001 to the Delaware Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 11 on Form S-6, and is incorporated by reference herein.

               (5) Amendment to Schedule A dated October 1, 2000 to the T. Rowe Price International Series, Inc. Participation Agreement was previously filed on April 27, 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 on Form S-6, and is incorporated by reference herein.

               (6) Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 9 on Form S-6, and is incorporated by reference herein. Fidelity Service Agreement, effective as of November 1, 1995, was previously filed on April 30, 1996 in Post-Effective Amendment No. 6 on Form S-6, and is incorporated by reference herein.

               (7) Service Agreement with Rowe Price-Fleming International, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 on Form S-6, and is incorporated by reference herein.

               (8) Amendment dated February 25, 2000 to the Janus Aspen Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement between the Company and Janus Distributors, Inc. dated May 27, 1999 was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein.


               (9) Form of Amended and Restated Participation Agreement dated September 25, 2006 with Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company is filed herewith. Amendment dated May 1, 2002 to the Franklin Templeton Participation Agreement was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 333-57792/811-7466, and is incorporated by reference herein. Participation Agreement between the Company and Franklin Templeton Variable Insurance Products Trust dated March 1, 2000 was previously filed in Pre-Effective Amendment No. 1 of Registration No. 333-93031/811-09631 on Form S-6, and is incorporated by referenced herein.


               (10) Amendment dated May 1, 2002 to the Alliance Amended and
                    Restated Participation Agreement was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 333-57792/811-7466, and is incorporated by reference herein. Merger and Consolidated Agreement and Amended and Restated Participation Agreement with Alliance were previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and are incorporated by reference herein.

               (11) Amendment dated October 31, 2001 to the INVESCO
                    Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement dated March 21, 2000 between the Company and INVESCO Variable Investments Funds, Inc. were previously filed in April 2002 in Post-Effective Amendment No. 15 of Registration Statement No. 33-57792/811-7466 on Form S-6, and are incorporated by reference herein.


               (12) Participation Agreement dated January 2, 2006 between
                    Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co, and Allmerica Financial Life Insurance and Annuity Company was previously filed on April 28, 2006 in Post-Effective Amendment No. 22 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein. Form of Participation Agreement dated January 2, 2006 between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co, and Allmerica Financial Life Insurance and Annuity Company was previously filed in February 27, 2006 in Post-Effective Amendment No. 21 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.


     (I)  ADMINISTRATIVE CONTRACTS.

               (1) Service Agreement dated March 1, 2001 between Boston Financial Data Services, Inc. and Allmerica Financial Life Insurance and Annuity Company for lockbox and mailroom services was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (2)  Directors' Powers of Attorney are filed herewith.

               (3) Third Party Agreement (TPA) between Security Benefit Life Insurance Co, Security Distributors, Inc and The Goldman Sachs Group, Inc. was previously filed in February 27, 2006 in Post-Effective Amendment No. 21 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.


               (4)  Form of Administrative Services Agreement dated
                    January 2, 2006 between the Company and Goldman Sachs Asset Management L.P. is filed herewith. Form of Administrative Services Agreement dated January 2, 2006 between the Company and Goldman Sachs Variable Insurance Trust was previously filed in February 27, 2006 in Post-Effective Amendment No. 21 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.


               (5) Work Assignment between Security Benefit Life Insurance Co, Security Distributors, Inc and the Company was previously filed in February 27, 2006 in Post-Effective Amendment No. 21 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.


               (6) Transition Services Agreement dated December 30, 2005 between The Hanover Insurance Group, Inc., First Allmerica Financial Life Insurance Company, and Allmerica Financial Life Insurance and Annuity Company, and The Goldman Sachs Group, Inc. is filed herewith. Form of Transition Services Agreement dated December 30, 2005 between The Hanover Insurance Group, Inc., First Allmerica Financial Life Insurance Company, and Allmerica Financial Life Insurance and Annuity Company, and The Goldman Sachs Group, Inc. was previously filed on April 28, 2006 in Post-Effective Amendment No. 22 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein. Form of Transition Services Agreement dated December 30, 2005 between The Hanover Insurance Group, Inc., First Allmerica Financial Life Insurance Company, and Allmerica Financial Life Insurance and Annuity Company, and The Goldman Sachs Group, Inc. was previously filed in February 27, 2006 in Post-Effective Amendment No. 21 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein

               (7) Restructuring Agreement dated as of December 30, 2005 between The Hanover Insurance Group, Inc., Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company is filed herewith. Form of Restructuring Agreement between First Allmerica Financial Life Insurance Company and Allmerica Financial Life Insurance and Annuity Company was previously filed in February 27, 2006 in Post-Effective Amendment No. 21 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (8) Form of Goldman Sachs Variable Insurance Trust (the "Trust") Service Agreement was previously filed in February 27, 2006 in Post-Effective Amendment No. 21 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein

               (9) Form of Amended and Restated Administrative Services Agreement between Franklin Templeton Services, LLC and Commonwealth Annuity and Life Insurance Company is filed herewith.

     (J)  OTHER MATERIAL CONTRACTS.

               Not Applicable.

     (K)  LEGAL OPINION.

               Opinion of Counsel is filed herewith.

     (L)  ACTUARIAL OPINION.

               Not Applicable. The Registration Statement does not include illustrations.

     (M)  CALCULATION.

               Not Applicable. The Registration Statement does not include illustrations.

     (N)  OTHER OPINIONS.

               Consent of Independent Registered Public Accounting Firm is filed herewith.

     (O)  OMITTED FINANCIAL STATEMENTS.

               Financial Statements included in Part B

               Financial Statements for Commonwealth Annuity and Life Insurance Company (the "Company" and "Depositor") and

               Financial Statements for the VEL II Account of Commonwealth Annuity and Life Insurance Company.

     (P)  INITIAL CAPITAL AGREEMENTS.

               Not Applicable.

     (Q)  REDEEMABILITY EXEMPTION.

               Not Applicable. Any such disclosures are included in the prospectus and/or SAI.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

     The principal business address of most the following Directors and Officers* is:
     85 Broad Street
     New York, NY  10004


     The principal business address of the other following Directors and Officers is:

     132 Turnpike Road, Suite 210
     Southborough, MA 01772.

                 DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY


NAME                           POSITION WITH COMPANY
-----                          ---------------------
Allan S. Levine*               Chairman of the Board

John J. Fowler*                Vice President

Michael A. Pirrello            Vice President and Chief Financial Officer

Nicholas Helmuth von Moltke*   Director, Vice President, and Chief Operating Officer

J. William McMahon*            Director

Donald Mullen*                 Director

Timothy J. O'Neill*            Director

Samuel Ramos*                  Vice President and Secretary

Michael A. Reardon             Director, President, and Chief Executive Officer

Amol Sagun Naik*               Vice President and Treasurer

Jane Spanier Grosso            Vice President and Controller

Alan Akihiro Yamamura*         Vice President and Chief Risk Officer

Margot K. Wallin               Vice President and Chief Compliance Officer


ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The following are significant subsidiaries of The Goldman Sachs Group, Inc. and the states or jurisdictions in which they are organized. Indentation indicates the principal parent of each subsidiary. Except as otherwise specified, in each case The Goldman Sachs Group, Inc. owns, directly or indirectly, at least 99% of the voting securities of each subsidiary. The names of particular subsidiaries have been omitted because, considered in the aggregate as a single subsidiary, they would not constitute, as of the end of the year covered by this report, a "significant subsidiary" as that term is defined in Rule 1-02(w) of Regulation S-X under the Securities Act of 1934.

                                                    |---------------------------|
                                                    | THE GOLDMAN, SACHS GROUP, |
                                                    |            INC.           |
                                                    |         (Delaware)        |
                                                    |------------|--------------|
                                                                 |
                                                                 |
                                   |-----------------------------|-|-------------|---------------------------|
                                   |                               |             |  100%                     |  100%
|---------------------------|      | |----------------------|      |      |------|---------|      |----------|--------------|
|                           | 100% | |                      |      |      |  COMMONWEALTH  |      |                         |
|    GOLDMAN, SACHS & CO.   | (a)  | |COLUMBIA CAPITAL LIFE | 100% |      | ANNUITY & LIFE |      |     GS RE HOLDINGS,     |
|         (New York)        |------| | REINSURANCE COMPANY  |------|      |    INSURANCE   |      |           INC.          |------|
|                           |      | |   (South Carolina)   |      |      |   COMPANY (b)  |      |        (Delaware)       |      |
|---------------------------|      | |                      |      |      |(Massachusetts) |      |                         |      |
                                   | |----------|-----------|      |      |----------------|      |-------------------------|      |
|---------------------------|      |            |100%              |                                                               |
|                           | 100% | |----------|-----------|      |      |----------------|      |-------------------------|      |
|    GOLDMAN SACHS ASSET    | (a)  | |                      |      |      |      ARROW     |      |                         |      |
|      MANAGEMENT, L.P.     |------| |  CHARLESTON CAPITAL  |      | 100% |   REINSURANCE  |      |    LONGMORE CREDIT,     | 100% |
|         (Delaware)        |      | |  REINSURANCE, L.L.C. |      |------|     COMPANY    |      |           LLC           |------|
|                           |      | |   (South Carolina)   |      |      |     LIMITED    |      |        (Delaware)       |      |
|---------------------------|      | |                      |      |      |    (Bermuda)   |      |                         |      |
                                   | |----------------------|      |      |----------------|      |-------------------------|      |
|---------------------------|      |                               |                                                               |
|                           | 100% | |----------------------|      |      |----------------|      |-------------------------|      |
|GOLDMAN SACHS INTERNATIONAL| (a)  | |                      |      |      |      ARROW     |      |                         |      |
|     (United Kingdom)      |------| |PEARL STREET INSURANCE| 100% | 100% |     CAPITAL    |      |  LONGMORE CAPITAL, LLC  | 100% |
|                           |        |       COMPANY        |------|------|   REINSURANCE  |      |        (Delaware)       |------|
|---------------------------|        |      (Vermont)       |      |      | COMPANY LIMITED|      |                         |      |
                                     |                      |      |      |     (Bermuda)  |      |                         |      |
|------|                             |----------------------|      |      |----------------|      |-------------------------|      |
|      | INSURANCE COMPANIES SHADED                                |                                                               |
|------|                             |----------------------|      |      |----------------|      |-------------------------|      |
                                     |                      |      |      |  GOLDMAN SACHS |      |                         |      |
                                     |  GOLDMAN SACHS RISK  | 100% | 100% |      RISK      |      |LONGMORE CREDIT SERVICES,|      |
                                     |     BROKERS, INC.    |------|------|    SERVICES    |      |           LLC           | 100% |
                                     |       (Delaware)     |      |      |      L.L.C.    |      |        (Delaware)       |------|
                                     |                      |      |      |    (Delaware)  |      |                         |
                                     |----------------------|      |      |----------------|      |-------------------------|
                                                                   |
                                     |----------------------|      |      |----------------|      |-------------------------|
                                     |                      |      |      |    EASTPORT    |      |                         |
                                     |   GOLDMAN SACHS RISK | 100% | 100% |     CAPITAL    |      | EASTPORT FINANCIAL, LLC.|
                                     |     ADVISORS, L.P.   |------|------|      CORP.     |------|       (Delaware)        |
                                     |       (Delaware)     |             |   (Delaware)   | 100% |                         |
                                     |                      |             |----------------|      |-------------------------|
                                     |----------------------|

(a) GS Group holds 100% of the equity interest in these subsidiaries through one or more intermediary holding companies

(b) Allmerica Financial Life Insurance and Annuity Company was renamed Commonwealth Annuity and Life Insurance Company

                                                  THE GOLDMAN SACHS GROUP, INC.

SUBSIDIARY              SUB NAME            PARENT            PARENT NAME           OWNER %          DOMICILE
--------------------------------------------------------------------------------------------------------------------
0001        Goldman, Sachs & Co.             0006   The Goldman, Sachs & Co. L.L.C     0.20  New York
0001        Goldman, Sachs & Co.             0009   Goldman Sachs Group, Inc.         99.80  New York
0006        The Goldman, Sachs & Co. L.L.C   0009   Goldman Sachs Group, Inc.        100.00  Delaware
0007        The J. Aron Corporation          0009   Goldman Sachs Group, Inc.        100.00  Delaware
0008        J. Aron Holdings, L.P.           0007   The J. Aron Corporation            0.20  Delaware
0008        J. Aron Holdings, L.P.           0009   Goldman Sachs Group, Inc.         99.80  Delaware
0027        Epoch Securities, Inc.           0009   Goldman Sachs Group, Inc.        100.00  Delaware
0032        SCADBURY UK LIMITED              0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
0033        AMAGANSETT UK LIMITED            0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
0034        SCADBURY ASSETS                  0032   SCADBURY UK LIMITED               99.00  United Kingdom
0034        SCADBURY ASSETS                  0036   SCADBURY FUNDING LIMITED           1.00  United Kingdom
0035        AMAGANSETT II ASSETS             0033   AMAGANSETT UK LIMITED            100.00  United Kingdom
0036        SCADBURY FUNDING LIMITED         0032   SCADBURY UK LIMITED              100.00  United Kingdom
0037        AMAGANSETT FUNDING LIMITED       0033   AMAGANSETT UK LIMITED            100.00  United Kingdom
0038        AMAGANSETT ASSETS                0033   AMAGANSETT UK LIMITED             99.00  United Kingdom
0038        AMAGANSETT ASSETS                0037   AMAGANSETT FUNDING LIMITED         1.00  United Kingdom
0039        SCADBURY II ASSET                0032   SCADBURY UK LIMITED              100.00  United Kingdom
0041        GSFS PRINCIPAL STRATEGIES        2200   GS Financial Serv L.P. (DEL)     100.00  United Kingdom
0042        GSFS INVESTMENTS II CORP         2298   GSFS INVESTMENTS I CORP          100.00  United States
0050        GSTP LLC                         0009   Goldman Sachs Group, Inc.        100.00  Delaware
0080        Goldman Sachs Financial Market   0009   Goldman Sachs Group, Inc.        100.00  Delaware
0091        GSJC 50 Hudson Urban Renewal     0009   Goldman Sachs Group, Inc.        100.00  New Jersey
0092        GSJC Land L.L.C.                 0009   Goldman Sachs Group, Inc.        100.00  Delaware
0093        GSJC 30 Hudson Urban Renewal     0009   Goldman Sachs Group, Inc.        100.00  New Jersey

SUBSIDIARY                                                   BUSINESS DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
0001        A registered U.S. broker-dealer and futures commission merchant engaged in investment banking, securities activities and investment management.  Trades on a proprietary basis and also provides services to a substantial and diversified client base that inc
0001        A registered U.S. broker-dealer and futures commission merchant engaged in investment banking, securities activities and investment management.  Trades on a proprietary basis and also provides services to a substantial and diversified client base that inc
0006        Owns 0.2% of GS & Co.
0007        Owns 0.2% of J. Aron & Company and J. Aron Holdings L.P.
0008        General partner of J. Aron & Company.
0008        General partner of J. Aron & Company.
0027        An investment bank that uses sophisticated technology to connect to individual investors in the United States.
0032        Established as part of an SSG Structured Investing Group transaction.
0033        Established as part of an SSG Structured Investing Group transaction.
0034        Established as part of an SSG Structured Investing Group transaction.
0034        Established as part of an SSG Structured Investing Group transaction.
0035        Established as part of an SSG Structured Investing Group transaction.
0036        Established as part of an SSG Structured Investing Group transaction.
0037        Established as part of an SSG Structured Investing Group transaction.
0038        Established as part of an SSG Structured Investing Group transaction.
0038        Established as part of an SSG Structured Investing Group transaction.
0039        Established as part of an SSG Structured Investing Group transaction.
0041        This entity was set up as part of an AMSSG Structured Investing Group transaction.
0042        Set up as part of the SBD Principal Investing Portfolio-to hold airplane leases.
0050        Holding entity for aircraft purchases.
0080        Owns 1% of Goldman Sachs Financial Markets, L.P.
0091        Lessee and construction agent for construction project in Jersey City.
0092        Land owner - Jersey City
0093        Owns building in Jersey City

0094        GSJC Master Lessee L.L.C.        0009   Goldman Sachs Group, Inc.        100.00  Delaware
0096        MLK DRIVE URBAN RENEWAL LLC      0009   Goldman Sachs Group, Inc.        100.00  New Jersey
0097        PH PIER MANAGEMENT LLC           0092   GSJC Land L.L.C.                 100.00  Delaware
0098        REP ELD Gen-Par, LLC             0009   Goldman Sachs Group, Inc.        100.00  United States
0100        Archon Group, L.P.               0009   Goldman Sachs Group, Inc.         99.00  Delaware
0100        Archon Group, L.P.               0101   Archon Gen-Par, Inc.               1.00  Delaware
0101        Archon Gen-Par, Inc.             0009   Goldman Sachs Group, Inc.        100.00  Delaware
0102        Archon Group Italia s.r.l.       0104   Archon International, Inc.       100.00  Italy
0104        Archon International, Inc.       2200   GS Financial Serv L.P. (DEL)     100.00  Delaware
0105        Archon Group Deutschland GmbH    0104   Archon International, Inc.       100.00  Germany
0106        GS COMM MORTGAGE CAPITAL, L.P.   0107   GS COMM MORTGAGE CAPITAL, LLC      1.00  Delaware
0106        GS COMM MORTGAGE CAPITAL, L.P.   1503   MLQ Investors, L.P.               99.00  Delaware
0107        GS COMM MORTGAGE CAPITAL, LLC    1503   MLQ Investors, L.P.              100.00  Delaware
0109        SPF ONE IL, L.L.C.               1513   MTGLQ Investors, LP              100.00  Delaware
0111        GS MD80 Leasing, LLC             2298   GSFS INVESTMENTS I CORP          100.00  United States
0113        SAVOY ASSOCIATES, LLC            1011   REP SVY HOLDINGS REALTY, LLC     100.00  United States
0118        Goldman Sachs (Asia) L.L.C.      0250   Goldman Sachs Global Holdings      1.00  Delaware
0118        Goldman Sachs (Asia) L.L.C.      1222   Goldman Sachs (Cayman) Holding    99.00  Delaware
0120        Goldman Sachs (Asia) Securitie   0009   Goldman Sachs Group, Inc.         99.00  Hong Kong
0120        Goldman Sachs (Asia) Securitie   0250   Goldman Sachs Global Holdings      1.00  Hong Kong
0123        Goldman Sachs (Asia Pacific) L   0250   Goldman Sachs Global Holdings      1.00  Delaware
0123        Goldman Sachs (Asia Pacific) L   1222   Goldman Sachs (Cayman) Holding    99.00  Delaware
0124        SENNA INVESTMENT (IRELAND) LTD   2200   GS Financial Serv L.P. (DEL)     100.00  Ireland
0135        Goldman Sachs (China) L.L.C.     0009   Goldman Sachs Group, Inc.         99.00  Delaware
0135        Goldman Sachs (China) L.L.C.     0250   Goldman Sachs Global Holdings      1.00  Delaware

0094        Master lessee for building in Jersey City
0096        Lessee and construction agent for construction project in Jersey City.
0097        Entity that owns the pier in Jersey City.
0098        Established to serve as General Partner of REP ELD Real Estate, L.P.
0100        Real estate property/asset manager owned by The Goldman Sachs Group, Inc.
0100        Real estate property/asset manager owned by The Goldman Sachs Group, Inc.
0101        1% general partner of Archon Group, L.P.
0102        Provides consulting services relating to assignment, acquisition, evaluation and management of immovable assets and/or assignment & management of credits.
0104        Holds investments in Archon Group Italia S.r.l and Archon Group International, Inc.
0105        Provides consultancy on economic and technical aspects of investment in real estate. Set up to support Archon's activities in Germany.
0106        Limited partnership designed to invest in commercial mortgages.
0106        Limited partnership designed to invest in commercial mortgages.
0107        Acts as a general partner of Archon Financial L.P.
0109        Serves as a strategic capital planning entity.
0111        Established as part of an SSG Structured Investing Group transaction.
0113        Entity is a condominium developer that is engaged in the business of selling its developed properties.
0118        Established to assume Goldman Sachs (Asia) Securities Limited's non-exchange business in Hong Kong.  Also has a representative in Bangkok, Thailand.
0118        Established to assume Goldman Sachs (Asia) Securities Limited's non-exchange business in Hong Kong.  Also has a representative in Bangkok, Thailand.
0120        Executes agency transactions for affiliates on the Hong Kong stock exchange. Non-exchange business was transferred to
            Goldman Sachs (Asia) LLC in the first quarter of fiscal 1995.
0120        Executes agency transactions for affiliates on the Hong Kong stock exchange. Non-exchange business was transferred to
            Goldman Sachs (Asia) LLC in the first quarter of fiscal 1995.
0123        Investment holding company for PT Goldman Sachs Indonesia.
0123        Investment holding company for PT Goldman Sachs Indonesia.
0124        Invests in KAMCO I loans purchased from Restamove Ireland Limited.
0135        Representative offices in Beijing and Shanghai.
0135        Representative offices in Beijing and Shanghai.

0137        DELMORA BANK GMBH                0104   Archon International, Inc.       100.00  Germany
0150        Goldman Sachs Canada Inc.        0009   Goldman Sachs Group, Inc.        100.00  Ontario
0154        CMLQ Investors Company           1506   MLQ L.L.C.                         1.00  Nova Scotia
0154        CMLQ Investors Company           1513   MTGLQ Investors, LP               99.00  Nova Scotia
0156        Goldman Sachs Canada Finance     0009   Goldman Sachs Group, Inc.        100.00  Alberta
0157        Goldman Sachs Canada Finance     0009   Goldman Sachs Group, Inc.         99.00  Nova Scotia
0157        Goldman Sachs Canada Finance     0156   Goldman Sachs Canada Finance       1.00  Nova Scotia
0159        Goldman Sachs Canada Credit      0009   Goldman Sachs Group, Inc.          1.00  Nova Scotia
0159        Goldman Sachs Canada Credit      2220   Goldman Sachs Credit Part L.P.    99.00  Nova Scotia
0160        Goldman Sachs (Asia) Finance     0165   Goldman Sachs (Asia) Finance      99.00  Republic of Mauritius
0160        Goldman Sachs (Asia) Finance     0250   Goldman Sachs Global Holdings      1.00  Republic of Mauritius
0162        Express Investments III Privat   0160   Goldman Sachs (Asia) Finance     100.00  Malaysia
0163        NJLQ (Ireland) Ltd.              2200   GS Financial Serv L.P. (DEL)     100.00  Ireland
0164        Jade Dragon (Mauritius) Ltd      0192   Tiger Strategic Investments Lt   100.00  Republic of Mauritius
0165        Goldman Sachs (Asia) Finance     0001   Goldman, Sachs & Co.              99.00  Delaware
0165        Goldman Sachs (Asia) Finance     0250   Goldman Sachs Global Holdings      1.00  Delaware
0169        Muni Tic Toc Series Trust Cons   0001   Goldman, Sachs & Co.             100.00  United States
0170        Singel Cool One B.V.             2200   GS Financial Serv L.P. (DEL)     100.00  Netherlands
0171        Singel Cool Two B.V.             2200   GS Financial Serv L.P. (DEL)     100.00  Netherlands
0172        Archon Group (France)            0170   Singel Cool One B.V.              99.98  France
0172        Archon Group (France)            0171   Singel Cool Two B.V.               0.02  France
0173        TORIIZAKA KAIHATSU CO.,LTD.      1503   MLQ Investors, L.P.              100.00  Japan
0177        GS GLOBAL COMMODITIES(CANADA)C   0178   GS GLOB COMMODITIES(CAN)HOLDIN   100.00  Canada
0178        GS GLOB COMMODITIES(CAN)HOLDIN   0179   GS GLOB COMMODITIES(CAN)HOLDIN     1.00  United States
0178        GS GLOB COMMODITIES(CAN)HOLDIN   0250   Goldman Sachs Global Holdings     25.00  United States
0178        GS GLOB COMMODITIES(CAN)HOLDIN   2200   GS Financial Serv L.P. (DEL)      74.00  United States
0179        GS GLOB COMMODITIES(CAN)HOLDIN   2200   GS Financial Serv L.P. (DEL)     100.00  United States
0180        REP SAN REAL ESTATE, L.P.        0009   Goldman Sachs Group, Inc.         99.80  Delaware

0137        ESSG related bank in Germany that held non performing loans at the time of acquisition.
0150        Toronto/Calgary - based regulated broker/dealer of fixed income, equities, and futures products.
0154        Holds a portfolio of Canadian loans.
0154        Holds a portfolio of Canadian loans.
0156        Formerly a 1% general partner of Goldman Sachs Canada Finance, L.P. Now a 1% shareholder of Goldman Sachs Canada
            Finance Co. Entity is expected to be dissolved in near future.
0157        Issues commercial paper in Canada and lends the proceeds to GS affiliates in Canada.
0157        Issues commercial paper in Canada and lends the proceeds to GS affiliates in Canada.
0159        Engaged in trading of Canadian senior bank debt.
0159        Engaged in trading of Canadian senior bank debt.
0160        Based in Hong Kong and regulated by the Financial Services Commission. Primarily engaged in trading foreign currencies, securities and other financial products.
0160        Based in Hong Kong and regulated by the Financial Services Commission. Primarily engaged in trading foreign currencies, securities and other financial products.
0162        ASSG related entity investing in non-performing loans.
0163        Purchases non-performing loans.
0164        Established to primarily engage in trading of financial products in Asian countries.
0165        Holding company of Goldman Sachs (Asia) Finance.
0165        Holding company of Goldman Sachs (Asia) Finance.
0169        Aggregation of multiple trusts used in connection with the municipal tender option bond program (TIC TOC).
0170        Holding entity. Limited partner of Archon Group France
0171        Holding entity. Limited partner of Archon Group France
0172        Provides real estate loan and property asset management as well as underwriting services.
0172        Provides real estate loan and property asset management as well as underwriting services.
0173        TK operator of Toriizaka Kaihatsu TK.
0177        Oil and Gas commodity operating entity
0178        Holding company for GS Global Commodities (Canada) Corporation
0178        Holding company for GS Global Commodities (Canada) Corporation
0178        Holding company for GS Global Commodities (Canada) Corporation
0179        Holding entity within the structure of GS Global Commodities (Canada) Corporation
0180        REPIA entity.

0180        REP SAN REAL ESTATE, L.P.        0181   REP SAN GEN PAR, LLC               0.20  Delaware
0181        REP SAN GEN PAR, LLC             0009   Goldman Sachs Group, Inc.        100.00  Delaware
0182        REP CHW REALTY, LLC              0009   Goldman Sachs Group, Inc.        100.00  Delaware
0183        REP ELD REAL ESTATE LP           0009   Goldman Sachs Group, Inc.         99.80  Delaware
0183        REP ELD REAL ESTATE LP           0098   REP ELD Gen-Par, LLC               0.20  Delaware
0185        National Healthcare Staffing     0009   Goldman Sachs Group, Inc.        100.00  United States
0186        Elbe Funding Limited             1222   Goldman Sachs (Cayman) Holding   100.00  Cayman Islands
0187        Rhys Trust                       2200   GS Financial Serv L.P. (DEL)      95.00  United States
0187        Rhys Trust                       2284   GS GLOBAL MARKETS INC              5.00  United States
0188        Sapien Limited                   0187   Rhys Trust                       100.00  United States
0189        Sargasso Limited                 0188   Sapien Limited                   100.00  United States
0190        GS CAP PART 2000 EMPLOYEE FUND   0009   Goldman Sachs Group, Inc.        100.00  Delaware
0191        GS Asian Venture (Delaware)LLC   0250   Goldman Sachs Global Holdings     25.00  China
0191        GS Asian Venture (Delaware)LLC   2200   GS Financial Serv L.P. (DEL)      75.00  China
0192        Tiger Strategic Investments Lt   0191   GS Asian Venture (Delaware)LLC   100.00  China
0193        Panda Investments Ltd.           0192   Tiger Strategic Investments Lt   100.00  China
0194        MLT Investments Ltd.             0192   Tiger Strategic Investments Lt   100.00  China
0196        EUSTON ENTERPRISES LTD           0194   MLT Investments Ltd.             100.00  Hong Kong
0197        FAIRWAY ENTERPRISES LTD          0194   MLT Investments Ltd.             100.00  Hong Kong
0198        Wealth Earner Limited            6153   GS STRATEGIC INVESTMENTS (ASIA   100.00  British Virgin Islands
0201        Goldman Sachs International      0220   Goldman Sachs Holding (U.K.)      99.00  United Kingdom
0201        Goldman Sachs International      0709   Goldman Sachs Group Holdings (     1.00  United Kingdom
0211        GS Equity Markets, L.P. (Bermu   0531   GSEM DEL LLC                      99.00  Bermuda
0211        GS Equity Markets, L.P. (Bermu   0542   GSEM BERMUDA HOLDINGS, L.P.        1.00  Bermuda
0220        Goldman Sachs Holding (U.K.)     0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
0226        SIGNUM LIMITED                   0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
0227        Goldman Sachs (Monaco) S.A.M.    0709   Goldman Sachs Group Holdings (   100.00  Monaco
0230        Goldman Sachjs Europe Limited    0201   Goldman Sachs International      100.00  Isle of Jersey
0240        Goldman Sachs Asset Management   0220   Goldman Sachs Holding (U.K.)      99.00  United Kingdom

0180        REPIA entity.
0181        REPIA entity.
0182        REPIA entity.
0183        REPIA entity.
0183        REPIA entity.
0185        Provides temporary nurse staffing to medical institutions.
0186        Established as part of an SSG Structured Investing Group transaction.
0187        Established as part of an SSG Structured Investing Group transaction.
0187        Established as part of an SSG Structured Investing Group transaction.
0188        Established as part of an SSG Structured Investing Group transaction.
0189        Established as part of an SSG Structured Investing Group transaction.
0190        Established for purposes of consolidating multiple employee-owned merchant banking funds.
0191        Holding company for ASSG entities
0191        Holding company for ASSG entities
0192        Holding company for ASSG entities
0193        Holding company for ASSG entities
0194        Holding company for ASSG entities
0196        To hold ASSG investments in Tung Fung Development Co.
0197        To hold ASSG investments in Tung Fung Development Co.
0198        Holding ASSG Investments
0201        A U.K. broker-dealer regulated by the Financial Services Authority.  Provides a wide range of financial services to clients located worldwide and undertakes proprietary trading.
0201        A U.K. broker-dealer regulated by the Financial Services Authority.  Provides a wide range of financial services to clients located worldwide and undertakes proprietary trading.
0211        Proprietary trading of Structured Equity Products.
0211        Proprietary trading of Structured Equity Products.
0220        Non-regulated holding company for U.K. entities.
0226        Established to report all consolidated Signum variable interest entities under FIN-46R.  It is not a legal entity but set up for SPV consolidation process only.
0227        IMD/PWM business development in Monaco, Middle East and France.
0230        Employs consultants to Investment Banking Division; contracts with international advisers.
0240        London-based provider of asset management and investment advisory services, covering European and other international asset classes.

0240        Goldman Sachs Asset Management   0709   Goldman Sachs Group Holdings (     1.00  United Kingdom
0241        GSPS Investments                 0248   GSPS Strategies Corp             100.00  United Kingdom
0242        GS TRUST COMPANY OF DELAWARE     0244   Goldman Sachs Trust Company      100.00  Delaware
0244        Goldman Sachs Trust Company      0009   Goldman Sachs Group, Inc.        100.00  Delaware
0245        Goldman Sachs Insurance Agency   0009   Goldman Sachs Group, Inc.        100.00  New York
0246        Pearl Street Insurance Company   0009   Goldman Sachs Group, Inc.        100.00  Vermont
0247        GOLDMAN SACHS BANK (USA) INC     1309   GS Bank USA Holdings LLC         100.00  Utah
0248        GSPS Strategies Corp             2200   GS Financial Serv L.P. (DEL)     100.00  Delaware
0249        (GS) GS CREDIT PARTNRS           0009   Goldman Sachs Group, Inc.        100.00  United States
0250        Goldman Sachs Global Holdings    0006   The Goldman, Sachs & Co. L.L.C     1.00  Delaware
0250        Goldman Sachs Global Holdings    0009   Goldman Sachs Group, Inc.         99.00  Delaware
0270        Goldman Sachs Israel LLC         0009   Goldman Sachs Group, Inc.        100.00  Delaware
0290        Goldman Sachs Services Limited   0001   Goldman, Sachs & Co.             100.00  British Virgin Islands
0291        GS Global Funding (UK) Limited   0201   Goldman Sachs International      100.00  United Kingdom
0292        GS NEW MARKETS FUND, LLC         0009   Goldman Sachs Group, Inc.         98.00  Delaware
0292        GS NEW MARKETS FUND, LLC         0293   GS NEW MARKETS FUND PNR, INC       2.00  Delaware
0293        GS NEW MARKETS FUND PNR, INC     0009   Goldman Sachs Group, Inc.        100.00  Delaware
0302        GOLDMAN SACHS (JAPAN) LTD.       0009   Goldman Sachs Group, Inc.        100.00  British Virgin Islands
0303        GOLDMAN SACHS JAPAN CO., LTD.    0302   GOLDMAN SACHS (JAPAN) LTD.       100.00  British Virgin Islands
0307        Goldman Sachs Realty Japan Ltd   1503   MLQ Investors, L.P.              100.00  Japan
0310        A&G Investments Co, Ltd          0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0313        Goldman Sachs Asset Management   0009   Goldman Sachs Group, Inc.         99.00  Delaware
0313        Goldman Sachs Asset Management   0250   Goldman Sachs Global Holdings      1.00  Delaware
0314        Stone St PEP Tech Fund 2000 LP   0009   Goldman Sachs Group, Inc.        100.00  Delaware
0316        GS Asset Management Co., Ltd     0009   Goldman Sachs Group, Inc.          1.00  Japan
0316        GS Asset Management Co., Ltd     0313   Goldman Sachs Asset Management    99.00  Japan
0318        Goldman Sachs Funds Management   0009   Goldman Sachs Group, Inc.         99.00  Ireland
0318        Goldman Sachs Funds Management   0250   Goldman Sachs Global Holdings      1.00  Ireland
0319        Goldman Sachs Investments Ltd.   0009   Goldman Sachs Group, Inc.        100.00  Bermuda
0320        GS Pension Management Company    0009   Goldman Sachs Group, Inc.         99.00  Cayman Islands

0240        London-based provider of asset management and investment advisory services, covering European and other international asset classes.
0241        Set up to trade principal investments
0242        Established as a limited purpose trust company.
0244        A national bank providing fiduciary services in the United States subject to regulation by the Office of the Comptrolle of Currency.
0245        Broker in the life insurance business.
0246        Insures specific hazards and operational risks of the firm.
0247        To engage in the business of credit and other financial related services, organized under the law of the state of Utah.
0248        Setup to trade private equity investments.
0249        Principal business of NEWCO is to act as subparticipant for loans originated by GSIB Milan Branch and the secondary trading of such loans.
0250        1% general partner of various Goldman Sachs entities.
0250        1% general partner of various Goldman Sachs entities.
0270        Engaged in investment research in Israel.
0290        Employs U.K. Group personnel.
0291        Holding company for a Far East structured finance deal.
0292        Parent for UIG - Portland fund of funds investment.
0292        Parent for UIG - Portland fund of funds investment.
0293        Parent for UIG - Portland fund of funds investment.
0302        Parent of GSJCL.
0303        A Tokyo-based broker-dealer regulated by the Financial Services Agency. Engaged in a wide range of customer activities as well as proprietary trading.
0307        Provides liaison services and other activities with respect to real estate loans, transactions in or outside of Japan, holds leases for Japan based entities, and Japanese real estate agent services.
0310        An ASSG related entity that holds non-performing loans.
0313        U.S.-based provider of asset management and investment advisory services across a wide range of domestic and global asset classes.
0313        U.S.-based provider of asset management and investment advisory services across a wide range of domestic and global asset classes.
0314        Consolidated employee fund.
0316        Provides asset management and investment advisory services in Japan.
0316        Provides asset management and investment advisory services in Japan.
0318        Investment fund manager and offshore fund administrator.
0318        Investment fund manager and offshore fund administrator.
0319        Holds investments on behalf of yet-to-be formed funds.
0320        GSAM-related vehicle which is dormant.

0320        GS Pension Management Company    1222   Goldman Sachs (Cayman) Holding     1.00  Cayman Islands
0321        Goldman Sachs Fund Management    0220   Goldman Sachs Holding (U.K.)       1.00  Luxembourg
0321        Goldman Sachs Fund Management    0700   Goldman Sachs (UK) L.L.C.         99.00  Luxembourg
0323        Goldman Sachs Japan Holdings,    0302   GOLDMAN SACHS (JAPAN) LTD.       100.00  Japan
0324        Palmwood Co., Ltd.               0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0327        GS CREDIT PARTNERS (JAPAN),LTD   0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0329        GS Strategic Invest Japan LLC    2200   GS Financial Serv L.P. (DEL)     100.00  Delaware
0330        Jupiter Investment Co. Ltd.      1503   MLQ Investors, L.P.              100.00  Japan
0331        CITRINE INVESTMENT CO.,LTD.      1503   MLQ Investors, L.P.              100.00  Japan
0332        LIME GREEN CO., LTD.             1503   MLQ Investors, L.P.              100.00  Japan
0333        CFGI CO., LTD.                   0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0334        MERCER INVESTMENTS IV PRIVATE    0160   Goldman Sachs (Asia) Finance     100.00  Malaysia
0337        EXPRESS SECURITIZATION SPECIAL   2204   BEST INVESTMENT (DELAWARE) LLC   100.00  Korea
0340        R&G CO., LTD                     0307   Goldman Sachs Realty Japan Ltd    98.33  Japan
0340        R&G CO., LTD                     6001   JLQ LLC                            1.67  Japan
0344        MERCER INVESTMENTS V PRIVATE L   0160   Goldman Sachs (Asia) Finance     100.00  Malaysia
0345        EXPRESS II SECURITIZATION SPEC   2204   BEST INVESTMENT (DELAWARE) LLC   100.00  Korea
0347        GAC PERSONAL CO. LTD             0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0348        PHOENIX OXNARD (DELAWARE) LLC    1503   MLQ Investors, L.P.              100.00  Delaware
0354        GSJBWere Financial Markets Pty   0009   Goldman Sachs Group, Inc.        100.00  Australia
0356        ARCHON HOSPITALITY CO. LTD       0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0357        LEAF GREEN CO. LTD               0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0358        LINDEN WOOD, LTD                 1503   MLQ Investors, L.P.              100.00  Japan
0359        SOLAR WIND LTD                   1503   MLQ Investors, L.P.              100.00  Japan
0360        Goldman Sachs Mitsui Marine De   0380   GSMMDPGP Inc.                      1.00  Delaware
0360        Goldman Sachs Mitsui Marine De   0389   Goldman Sachs Holdings (Nether    49.00  Delaware
0361        Teibow Co.,Ltd.                  0330   Jupiter Investment Co. Ltd.      100.00  Japan
0362        Nihon Hotel Investment Co., Lt   1503   MLQ Investors, L.P.              100.00  Japan
0363        Nephrite Equity Co.,Ltd.         0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0364        Amethyst Realty TK               0572   Amethyst Realty Co. Ltd.         100.00  Japan
0365        Omachi Onsen Kaihatsu Co. Ltd.   0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0366        TG Fund TK                       0571   TG FUND CO.,LTD(TKO)             100.00  Japan
0367        GK SAKURAZAKA CAPITAL            0307   Goldman Sachs Realty Japan Ltd     1.00  Japan

0320        GSAM-related vehicle which is dormant.
0321        Management company for German Bond Fund.
0321        Management company for German Bond Fund.
0323        Established to provide management services to Japanese entities and hold the fixed assets in Japan.
0324        An ASSG related entity that holds Japanese loans/receivables.
0327        Non-regulated entity established to trade emerging market loans and senior bank loans.
0329        Invests in private and public entities in Japan, TK arrangements in Japan, and SPCs that hold investments
            (equity/loans/REO) in Japan.
0330        Holds Haseko and MyPrint shares and other equities.
0331        Holds a hotel in Osaka, Japan.
0332        Purchases and sells loans.
0333        ASSG related entity that owns hotels and shopping mall in Japan.
0334        ASSG related entity that has an investment in the Cho Hung Bank deal.
0337        Holds investment in Cho Hung bank deal.
0340        Invests in non-performing loans.
0340        Invests in non-performing loans.
0344        ASSG related entity that invests in non performing loans.
0345        Holds investment in Cho Hung bank deal.
0347        An ASSG related entity that purchased residential loans from Chiyoda Life.
0348        Holds certain mortgage properties for liquidation.
0354        Member of GSJBWere group of companies, focused on the Australian/NZ markets.
0356        Holding company in Asia for certain hotel entities.
0357        TK operator for Leaf Green TK
0358        TK operator of Linden Wood TK.
0359        TK operator of Solar Wind TK.
0360        AAA rated company established to provide credit rating enhancement to derivative product trading.  All trades to third parties are back to back with affiliates.
0360        AAA rated company established to provide credit rating enhancement to derivative product trading.  All trades to third parties are back to back with affiliates.
0361        Consolidation of Japan entity. To purchase equity. Manufacturer of pen-head.
0362        Consolidation of Japan entity. To hold hotels in Japan.
0363        To hold TK investment in Amethyst Realty (REO Equity).
0364        To hold real estate in Japan
0365        To hold Onsen hotels.
0366        To hold real estate in Japan.
0367        To invest in private/public equity of various operating companies of Japan.

0367        GK SAKURAZAKA CAPITAL            1503   MLQ Investors, L.P.               99.00  Japan
0368        YOSHINO HOSPITALITY CO.,LTD.     0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0369        REAL ESTATE CREATION FUND2 CO.   0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0370        Nagasaka Kaihatsu Co.,Ltd        0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0371        YOSHINO KAIHATSU CO.,LTD.        0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0372        Star gate Realty Co.,Ltd.        0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0373        REC INVESTMENTS2 CO.,LTD.        0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0374        PIA Holdings Cayman Tokyo Br.    1503   MLQ Investors, L.P.              100.00  Japan
0375        GS PIA HOLDINGS GK               0374   PIA Holdings Cayman Tokyo Br.      1.00  Japan
0375        GS PIA HOLDINGS GK               1503   MLQ Investors, L.P.               99.00  Japan
0380        GSMMDPGP Inc.                    0009   Goldman Sachs Group, Inc.        100.00  Delaware
0382        GS GESTION S.G.I.I.C.,SA         0690   Goldman Sachs (Netherlands) B.   100.00  Spain
0385        GSPS ASIA LTD                    0191   GS Asian Venture (Delaware)LLC   100.00  Mauritius
0389        Goldman Sachs Holdings (Nether   0009   Goldman Sachs Group, Inc.        100.00  Netherlands
0390        Goldman Sachs (India) L.L.C.     0009   Goldman Sachs Group, Inc.         99.00  Delaware
0390        Goldman Sachs (India) L.L.C.     0250   Goldman Sachs Global Holdings      1.00  Delaware
0391        GS INDIA HOLDINGS (DELAWARE) L   0009   Goldman Sachs Group, Inc.        100.00  United States
0392        GS India Holdings L.P.           0009   Goldman Sachs Group, Inc.         74.99  United States
0392        GS India Holdings L.P.           0250   Goldman Sachs Global Holdings     25.00  United States
0392        GS India Holdings L.P.           0391   GS INDIA HOLDINGS (DELAWARE) L     0.01  United States
0396        VANTAGE MARKETPLACE HOLDINGS,    0009   Goldman Sachs Group, Inc.        100.00  United States
0397        EMBARGO LLC                      1513   MTGLQ Investors, LP              100.00  Delaware
0398        REC INVESTMENTS TK               1998   ReC Investments Co., Ltd         100.00  Japan
0399        REAL ESTATE CREATION FUND TK     1997   Real Estate Creation Fund Co.    100.00  Japan
0401        SHIRE II ASSETS                  0404   SHIRE UK LIMITED                 100.00  United Kingdom
0402        SHIRE FUNDING LIMITED            0404   SHIRE UK LIMITED                 100.00  United Kingdom
0403        SHIRE ASSETS                     0402   SHIRE FUNDING LIMITED              1.00  United Kingdom
0403        SHIRE ASSETS                     0404   SHIRE UK LIMITED                  99.00  United Kingdom
0404        SHIRE UK LIMITED                 0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
0406        Bay Wind Realty Finance(Cayman   1503   MLQ Investors, L.P.              100.00  Japan
0408        Prime Equity Co., LTD            0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0409        MG Partners Co., LTD             2313   SOLAR WIND TK                    100.00  Japan
0410        Minerva L.P.                     0009   Goldman Sachs Group, Inc.         99.00  Delaware
0410        Minerva L.P.                     0411   Minerva Inc.                       1.00  Delaware

0367        To invest in private/public equity of various operating companies of Japan.
0368        To hold partial ownership of commercial building, Tokyo, Japan.
0369        To hold partial ownership of commercial building, Tokyo, Japan.
0370        To hold partial ownership of commercial building, Tokyo, Japan.
0371        To hold partial ownership of commercial building, Tokyo, Japan.
0372        To hold partial ownership of commercial building, Tokyo, Japan.
0373        To hold partial ownership of commercial building, Tokyo, Japan.
0374        To Invest in GS PIA Holdings GK
0375        To Invest in Equities of PIA Entities.
0375        To Invest in Equities of PIA Entities.
0380        1% corporate general partner of Goldman Sachs Mitsui Marine Derivative Products, L.P.
0382        Entity set-up to manage Spanish SICAVs and offer PWM services in Spain - entity run by PWM Iberian team.
0385        GBC2 Mauritius Entity estab. To hold GSPS Investments
0389        Entity established to own GS limited partnership in GSMMDP.
0390        Representative office in India.
0390        Representative office in India.
0391        Holding company for investments into India.
0392        Holding company for investments into India.
0392        Holding company for investments into India.
0392        Holding company for investments into India.
0396        Entity set up to house experts who will help clients who have contracted the expert's services on specific questions / topics.
0397        To purchase portfolios of credit cards receivables.
0398        An ASSG related entity that invests in loans.
0399        Purchases Resona loans.
0401        Established as part of an SSG Structured Investing Group transaction.
0402        Established as part of an SSG Structured Investing Group transaction.
0403        Established as part of an SSG Structured Investing Group transaction.
0403        Established as part of an SSG Structured Investing Group transaction.
0404        Established as part of an SSG Structured Investing Group transaction.
0406        ASSG related entity engaged in real estate development in Japan.
0408        Invests in real estate.
0409        Invests in real estate.
0410        Established as part of an SSG Structured Investing Group transaction.
0410        Established as part of an SSG Structured Investing Group transaction.

0411        Minerva Inc.                     0009   Goldman Sachs Group, Inc.        100.00  Delaware
0412        Amagansett Financing             0709   Goldman Sachs Group Holdings (   100.00  Cayman Islands
0413        Laffitte Participation 10        2331   Chiltern Trust                   100.00  France
0413        Laffitte Participation 10        2331   Chiltern Trust                   100.00  France
0414        Laffitte Participation 12        0413   Laffitte Participation 10        100.00  France
0414        Laffitte Participation 12        0413   Laffitte Participation 10        100.00  France
0415        GS Longport Investment Corp      0414   Laffitte Participation 12        100.00  United States
0415        GS Longport Investment Corp      0414   Laffitte Participation 12        100.00  United States
0416        GS Oceanside Investment LLC      0415   GS Longport Investment Corp      100.00  United States
0416        GS Oceanside Investment LLC      0415   GS Longport Investment Corp      100.00  United States
0417        Normandy Funding Corporation     2200   GS Financial Serv L.P. (DEL)     100.00  United States
0417        Normandy Funding Corporation     2200   GS Financial Serv L.P. (DEL)     100.00  United States
0426        SARC Srl                         0102   Archon Group Italia s.r.l.         2.00  Italy
0426        SARC Srl                         1503   MLQ Investors, L.P.               98.00  Italy
0429        Hull Trading GMBH Frankfurt      0431   The Hull Group, L.L.C.           100.00  Germany
0430        GS Hull Holding, Inc.            0009   Goldman Sachs Group, Inc.        100.00  Delaware
0431        The Hull Group, L.L.C.           0009   Goldman Sachs Group, Inc.         22.79  Illinois
0431        The Hull Group, L.L.C.           0430   GS Hull Holding, Inc.             77.21  Illinois
0432        SLK - Hull Derivatives LLC       0431   The Hull Group, L.L.C.           100.00  Delaware
0434        Hull Trading (UK) Limited        0431   The Hull Group, L.L.C.           100.00  United Kingdom
0435        Hull Trading Asia, Limited       0191   GS Asian Venture (Delaware)LLC   100.00  Hong Kong
0440        Frankfurter Mobilien Limited     2200   GS Financial Serv L.P. (DEL)     100.00  Isle of Jersey
0441        Akteas S.R.L.                    0762   ELQ INVESTORS, LTD               100.00  Italy

0411        Established as part of an SSG Structured Investing Group transaction.
0412        Established as part of an SSG Structured Investing Group transaction.
0413        Established as part of an SSG Structured Investing Group transaction.
0413        Established as part of an SSG Structured Investing Group transaction.
0414        Established as part of an SSG Structured Investing Group transaction.
0414        Established as part of an SSG Structured Investing Group transaction.
0415        Established as part of an SSG Structured Investing Group transaction.
0415        Established as part of an SSG Structured Investing Group transaction.
0416        Established as part of an SSG Structured Investing Group transaction.
0416        Established as part of an SSG Structured Investing Group transaction.
0417        Established as part of an SSG Structured Investing Group transaction.
0417        Established as part of an SSG Structured Investing Group transaction.
0426        Purchases non-performing Italian mortgage and consumer loan portfolios and then securitizes them.
0426        Purchases non-performing Italian mortgage and consumer loan portfolios and then securitizes them.
0429        Proprietary trading firm; Entity was liquidated in Nov/Dec 2005 and is in the process of dissolution.
0430        Holding company within the Hull family of entities
0431        Managing member for SLK Hull Derivatives LLC, Hull Trading GmbH, Hull Trading UK & Hull Trading Asia.
0431        Managing member for SLK Hull Derivatives LLC, Hull Trading GmbH, Hull Trading UK & Hull Trading Asia.
0432        Registered broker-dealer that operates as a market-maker and trader on various securities and futures exchanges.
0434        A market-maker in equity derivatives and equity securities at the time of acquisition in 1999. Business has since been moved into other entities.
0435        A market-maker in equity derivatives and equity securities at the time of acquisition in 1999. Business has since been moved into other entities.
0440        An ESSG entity that holds leases in Germany.
0441        ESSG related entity established for potential acquisition of real estate.

0442        Northern Electric (Peaking)LTD   0762   ELQ INVESTORS, LTD               100.00  United Kingdom
0443        South Wales Investments TPL LT   0762   ELQ INVESTORS, LTD               100.00  United Kingdom
0444        Western Power Investments LTD    0762   ELQ INVESTORS, LTD               100.00  United Kingdom
0445        Yellow Acquisition Ltd.          2400   GS EUROPEAN OPP FUND BV          100.00  Germany
0446        GS Capital Funding (Cayman)      0453   GS CAPITAL FUNDING UK II         100.00  Cayman Islands
0447        GS Capital Funding, Inc          2200   GS Financial Serv L.P. (DEL)     100.00  United States
0448        GS Capital Funding UK            0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
0449        GSFS (Cayman) 2002-A Limited     2200   GS Financial Serv L.P. (DEL)     100.00  Cayman Islands
0452        CONRAD P4 LTD.                   0762   ELQ INVESTORS, LTD               100.00  United Kingdom
0453        GS CAPITAL FUNDING UK II         0447   GS Capital Funding, Inc          100.00  United Kingdom
0454        SUNE SOLAR FUND I LLC            2329   GS Solar Power I, LLC            100.00  United States
0462        Ruby Realty Co.,Ltd.             1503   MLQ Investors, L.P.              100.00  Japan
0470        GK KAZAHANA                      0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0471        Archon Japan Branch              0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0472        Funabiki Co.,Ltd                 0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0473        GK Gekko                         0330   Jupiter Investment Co. Ltd.      100.00  Japan
0474        GK Sayama                        0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0475        GK ARISUGAWA FINANCE             0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0476        ARISUGAWA FINANCE TK             0475   GK ARISUGAWA FINANCE             100.00  Japan
0477        GK ASUKA                         0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0478        SHINING PARTNERS TK2             0479   SHINING PARTNERS LTD(TKO)        100.00  Japan
0479        SHINING PARTNERS LTD(TKO)        1503   MLQ Investors, L.P.              100.00  Japan
0482        SLK Global Markets Ltd           0495   GS EXECUTION AND CLEARING, L.P   100.00  United Kingdom
0484        SLK Index Specialists, L.L.C.    0495   GS EXECUTION AND CLEARING, L.P   100.00  New York
0485        Spear, Leeds & Kellogg Special   0495   GS EXECUTION AND CLEARING, L.P   100.00  New York
0487        SLK LLC                          0009   Goldman Sachs Group, Inc.         99.00  New York
0487        SLK LLC                          0488   SLK Acquisition Holdings Inc.      1.00  New York
0488        SLK Acquisition Holdings Inc.    0009   Goldman Sachs Group, Inc.        100.00  Delaware
0495        GS EXECUTION AND CLEARING, L.P   0487   SLK LLC                          100.00  New York

0442        Established to hold an investment in a power company.
0443        ESSG related entity established to hold an investment in a power company.
0444        An ESSG related entity established to hold an investment in a power company.
0445        To hold a portfolio of non performing loans.
0446        The entity is setup as part of an upcoming Structured Investment Group (SSG) transaction.
0447        The entity is setup as part of an upcoming Structured Investment Group (SSG) transaction.
0448        The entity is setup as part of an upcoming Structured Investment Group (SSG) transaction.
0449        Set up as part of a Structured Investing Group transaction.  The entity will be capitalised by GS Financial Services LP
            It's purpose will purely be to sell a third party a put option over the third parties' minority interest in a GS controlled Unit Trus
0452        Entity set-up to hold portfolio of non-performing German loans.
0453        Set-up as part of a Structured Investing Group Transaction.
0454        Company founded to support the installation of solar electric systems.
0462        Holds commercial buildings in Tokyo, Japan.
0470        To purchase a shopping center Joy park Kakogawa
0471        To set up Archon Japan (division of GSRJL) with ots own enity code. Initially set up as Shell Entity 8.
0472        To Hold Onsen Hotels
0473        To Hold Equity Investments
0474        To hold Shinjuku retail building
0475        To Invest in Loan and Preferred Shares of AP8, a SPC created by Advantage Partners, a well known MBO fund in Japan
0476        To Invest in Loan and Preferred Shares of AP8, a SPC created by Advantage Partners, a well known MBO fund in Japan
0477        To provide load to Hunet, a small real estate developer.
0478        Consolidation of Japan Entity (to hold SPL portfolio)
0479        TK operator for  Shining Partners TK
0482        Introduces foreign customer trades to Spear, Leeds & Kellogg, LP on a fully-disclosed basis.
0484        Specialist and market-maker in various Exchange Traded Funds (ETFs) and options on ETFs which are traded on the AMEX.
0485        NYSE stock specialist firm.
0487        Holding company for Goldman Sachs Execution and Clearing, L.P. and other SLK entities.
0487        Holding company for Goldman Sachs Execution and Clearing, L.P. and other SLK entities.
0488        Holding company owning 1% membership interest in SLK LLC.
0495        A registered U.S. broker-dealer that provides execution, clearing and prime brokerage services to institutions and broker-dealers.

0499        Kansai Realty Co., LTD           0409   MG Partners Co., LTD             100.00  Japan
0501        Hyogo Wide Service Co., LTD      2309   GAC PERSONAL TK                  100.00  Japan
0502        Midori Data Co., LTD             2309   GAC PERSONAL TK                  100.00  Japan
0503        Wakaba Hoken Daiko Co., LTD      2309   GAC PERSONAL TK                  100.00  Japan
0504        Minami Aoyama Kaihatsu Co.,LTD   0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0506        GS AYCO HOLDINGS LLC             0009   Goldman Sachs Group, Inc.        100.00  Delaware
0507        THE AYCO COMPANY, L.P.           0506   GS AYCO HOLDINGS LLC              99.00  Delaware
0507        THE AYCO COMPANY, L.P.           0509   SARATOGA SPRINGS LLC               1.00  Delaware
0508        HAMBRE, INC                      0506   GS AYCO HOLDINGS LLC             100.00  Delaware
0509        SARATOGA SPRINGS LLC             0506   GS AYCO HOLDINGS LLC             100.00  Delaware
0511        AYCO SERVICES AGENCY, L.P.       0506   GS AYCO HOLDINGS LLC               1.00  Delaware
0511        AYCO SERVICES AGENCY, L.P.       0507   THE AYCO COMPANY, L.P.            99.00  Delaware
0512        MERCAY CORPORATION               0511   AYCO SERVICES AGENCY, L.P.       100.00  Delaware
0513        MERCER ALLIED COMPANY, L.P.      0506   GS AYCO HOLDINGS LLC               1.00  Delaware
0513        MERCER ALLIED COMPANY, L.P.      0507   THE AYCO COMPANY, L.P.            99.00  Delaware
0514        JUST OPTIONS LLC                 0495   GS EXECUTION AND CLEARING, L.P   100.00  United States
0530        GSEM DEL INC                     0009   Goldman Sachs Group, Inc.        100.00  Delaware
0531        GSEM DEL LLC                     0542   GSEM BERMUDA HOLDINGS, L.P.      100.00  Delaware
0532        GS PRIME HOLDINGS LLC            0009   Goldman Sachs Group, Inc.        100.00  Delaware
0533        FEDERAL BOULEVARD, LLC           0009   Goldman Sachs Group, Inc.        100.00  Delaware
0534        GS POWER HOLDINGS LLC            0009   Goldman Sachs Group, Inc.        100.00  Delaware
0535        AMERICAN GAS ROYALTY TRUST       0001   Goldman, Sachs & Co.             100.00  Delaware
0536        Site 26 Holdings Inc.            0009   Goldman Sachs Group, Inc.        100.00  Delaware
0537        GS Headquarters LLC              0009   Goldman Sachs Group, Inc.         99.80  Delaware
0537        GS Headquarters LLC              0536   Site 26 Holdings Inc.              0.20  Delaware
0541        GSEM (DEL) HOLDINGS, L.P.        0250   Goldman Sachs Global Holdings     25.00  United States
0541        GSEM (DEL) HOLDINGS, L.P.        0530   GSEM DEL INC                      75.00  United States
0542        GSEM BERMUDA HOLDINGS, L.P.      0250   Goldman Sachs Global Holdings      1.00  Other Americas

0499        ASSG entity engaged in real estate activities in Japan.
0501        Guarantees loans purchased from RCC.
0502        Guarantees loans purchased from RCC.
0503        An ASSG related entity that guarantees loan purchased from RCC.
0504        An ASSG related entity that is engaged in real estate investing.
0506        Parent company to The Ayco Company, LP, Saratoga Springs, LLC, also is a General Partner for the Ayco Services Agency
            LP.
0507        Provides financial counseling to individuals employed by corporations.
0507        Provides financial counseling to individuals employed by corporations.
0508        Entity whose employees support Ayco Company LP and Ayco Services Agency LP.
0509        General partners for the Ayco Company LP.
0511        Provides personal insurance needs and administration services (estate planning) for clients.
0511        Provides personal insurance needs and administration services (estate planning) for clients.
0512        Holding company for two entities that were established to provide insurance services in particular states.
0513        Broker/dealer established as part of the Ayco acquisition.
0513        Broker/dealer established as part of the Ayco acquisition.
0514        Just Options is a joint venture between Peak 6 and GSEC where we are currently taking a majority share in the company's net losses. Accounting Policy is mandating that we treat this as a consolidating VIE until the situation changes.
0530        General partner for GS Equity Market, L.P. (Bermuda).
0531        Holding company for GS Equity Market, L.P. (Bermuda).
0532        Acquired as part of the Linden Venture.
0533        Data center in New Jersey.
0534        Holding company for power generation assets obtained in the firm's acquisition of Cogentrix Energy, Inc. and National
            Energy & Gas Transmission, Inc.
0535        Part of the VPP Dominion Transaction.
0536        Partial owner of GS Headquarters LLC.
0537        Engaged in the construction of the new world headquarter in lower Manhattan.
0537        Engaged in the construction of the new world headquarter in lower Manhattan.
0541        As part of the GSEM L.P. restructuring, entity is being formed as part of the holding company structure for GSEM L.P.
0541        As part of the GSEM L.P. restructuring, entity is being formed as part of the holding company structure for GSEM L.P.
0542        As part of the GSEM L.P. restructuring, entity is being formed as part of the holding company structure for GSEM L.P.

0542        GSEM BERMUDA HOLDINGS, L.P.      0541   GSEM (DEL) HOLDINGS, L.P.         99.00  Other Americas
0543        MEP GS INVESTOR L.P.             0250   Goldman Sachs Global Holdings      1.00  United Kingdom
0543        MEP GS INVESTOR L.P.             1513   MTGLQ Investors, LP               99.00  United Kingdom
0545        GSFS INVESTMENTS III, LLC        2298   GSFS INVESTMENTS I CORP          100.00  United States
0546        GS DIRECT MEZZANINE 2006, L.P.   0009   Goldman Sachs Group, Inc.        100.00  United States
0547        Pinnacle Partners Group, LP      0009   Goldman Sachs Group, Inc.        100.00  United States
0552        SOUTH WIND REALTY FINANCE (CAY   1503   MLQ Investors, L.P.              100.00  Japan
0554        GS Capital Opportunities LLC     2200   GS Financial Serv L.P. (DEL)     100.00  United States
0555        GS Financing Opportunities LLC   0554   GS Capital Opportunities LLC     100.00  United States
0561        LDT, Inc.                        0009   Goldman Sachs Group, Inc.        100.00  New York
0564        LDT Partners                     0001   Goldman, Sachs & Co.              49.00  Delaware
0564        LDT Partners                     0195   PBC Holdings Limited              50.00  Delaware
0564        LDT Partners                     0561   LDT, Inc.                          1.00  Delaware
0571        TG FUND CO.,LTD(TKO)             0572   Amethyst Realty Co. Ltd.         100.00  Japan
0572        Amethyst Realty Co. Ltd.         1503   MLQ Investors, L.P.              100.00  Japan
0573        Excellent Equity Co., Ltd.       0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0574        Blue Daisy Co., Ltd.             0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0575        Dandelion Investments Co., Ltd   0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0576        Green Mountain One Co., Ltd.     0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0578        Fukuoka Toshi Kaihatsu Co. Ltd   0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0579        GK Taiyo Kaihatsu                1503   MLQ Investors, L.P.              100.00  Japan
0620        Goldman Sachs DO Brasil Banco    0009   Goldman Sachs Group, Inc.         99.90  Brazil
0620        Goldman Sachs DO Brasil Banco    0250   Goldman Sachs Global Holdings      0.10  Brazil
0630        GS REPRESENTACOES LTDA.          0001   Goldman, Sachs & Co.               1.00  Brazil
0630        GS REPRESENTACOES LTDA.          0009   Goldman Sachs Group, Inc.         99.00  Brazil
0652        Goldman Sachs Group y Compania   0009   Goldman Sachs Group, Inc.         99.00  Mexico
0652        Goldman Sachs Group y Compania   0250   Goldman Sachs Global Holdings      1.00  Mexico
0653        Goldman Sachs Mexico Casa de B   0009   Goldman Sachs Group, Inc.         99.99  Mexico
0653        Goldman Sachs Mexico Casa de B   0250   Goldman Sachs Global Holdings      0.01  Mexico
0660        Goldman Sachs Argentina LLC      0009   Goldman Sachs Group, Inc.         99.00  Delaware
0660        Goldman Sachs Argentina LLC      0250   Goldman Sachs Global Holdings      1.00  Delaware
0683        GS Hedge Fund Strategies LLC     0009   Goldman Sachs Group, Inc.         99.00  Delaware
0683        GS Hedge Fund Strategies LLC     0313   Goldman Sachs Asset Management     1.00  Delaware
0686        GS LIQUID TRDNG OPPORTUNITIES    0009   Goldman Sachs Group, Inc.        100.00  Delaware
0690        Goldman Sachs (Netherlands) B.   0009   Goldman Sachs Group, Inc.        100.00  Netherlands
0691        GS A320 LLC                      2298   GSFS INVESTMENTS I CORP          100.00  United States
0692        GS RJX Leasing LLC               2298   GSFS INVESTMENTS I CORP          100.00  United States

0542        As part of the GSEM L.P. restructuring, entity is being formed as part of the holding company structure for GSEM L.P.
0543        Limited Partner in an Investment Fund
0543        Limited Partner in an Investment Fund
0545        To hold five operating leases for the SBD Principal Investing Desk.
0546        To consolidate the GS Direct Mezzanine Fund
0547        To consolidate GS Pinnacle Partners, LP
0552        An ASSG related entity that holds golf courses and related assets in Japan.
0554        Established as part of an SSG Structured Investing Group transaction.
0555        Established as part of an SSG Structured Investing Group transaction.
0561        General partner of LDT Partners and 1% ownership in LDT Partners.
0564        General partner of LDT Partners & 1% ownership in LDT Partners.
0564        General partner of LDT Partners & 1% ownership in LDT Partners.
0564        General partner of LDT Partners & 1% ownership in LDT Partners.
0571        TK operator for TG Fund TK
0572        TK Operator of Amethsyt Realty TK
0573        TK Operator of Excellent Equity TK
0574        TK operator of Blue Daisy TK.
0575        TK Operator of Dandelion Investments TK
0576        TK Operator of Green mountain One TK
0578        TK Operator of  Fukuoka Toshi Kaihatsu TK
0579        To hold Shibuya Lu82 building in Shibuya udagawacho, Japan. REO deal
0620        Brazilian bank.
0620        Brazilian bank.
0630        Representative office in Sao Paulo, Brazil.
0630        Representative office in Sao Paulo, Brazil.
0652        IBD Rep office in Mexico.
0652        IBD Rep office in Mexico.
0653        Broker/dealer that is in the process of liquidation.
0653        Broker/dealer that is in the process of liquidation.
0660        Representative office in Buenos Aires.
0660        Representative office in Buenos Aires.
0683        Registered as a commodity pool operator and a commodity trading advisor with the Commodity Futures Trading Commission.
0683        Registered as a commodity pool operator and a commodity trading advisor with the Commodity Futures Trading Commission.
0686        Facilitates the consolidation of the GSAM fund seed investments.
0690        Owns the GS limited partnership interest in GSMMDP.
0691        Established as part of a Private Finance Group Leasing Transaction.
0692        Established as part of a Private Finance Group Leasing Transaction.

0700        Goldman Sachs (UK) L.L.C.        0009   Goldman Sachs Group, Inc.        100.00  Delaware
0705        Fleet Trade & Transport  Limit   0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
0706        Fleet Trade & Transport (U.S.    0009   Goldman Sachs Group, Inc.        100.00  Delaware
0709        Goldman Sachs Group Holdings (   0700   Goldman Sachs (UK) L.L.C.        100.00  United Kingdom
0714        Goldman Sachs Trust Company (T   0009   Goldman Sachs Group, Inc.        100.00  New York
0715        Goldman Sachs (Cayman) Trust,    0250   Goldman Sachs Global Holdings      1.00  Cayman Islands
0715        Goldman Sachs (Cayman) Trust,    1222   Goldman Sachs (Cayman) Holding    99.00  Cayman Islands
0730        Goldman Sachs International Ba   0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
0740        Goldman Sachs Property Managem   0009   Goldman Sachs Group, Inc.        100.00  United Kingdom
0746        GS Municipal Products L.L.C.     0001   Goldman, Sachs & Co.               1.00  Delaware
0746        GS Municipal Products L.L.C.     0009   Goldman Sachs Group, Inc.         99.00  Delaware
0752        CER HOLDINGS LP                  0541   GSEM (DEL) HOLDINGS, L.P.         99.00  United Kingdom
0752        CER HOLDINGS LP                  0755   CER Holdings GP                    1.00  United Kingdom
0753        CER INVESTMENT 1                 0752   CER HOLDINGS LP                  100.00  United Kingdom
0754        GSPS (Del) LP                    0248   GSPS Strategies Corp              75.00  United States
0754        GSPS (Del) LP                    0250   Goldman Sachs Global Holdings     25.00  United States
0755        CER Holdings GP                  0250   Goldman Sachs Global Holdings    100.00  United Kingdom
0760        Goldman Sachs Overseas Finance   0009   Goldman Sachs Group, Inc.         99.00  Delaware
0760        Goldman Sachs Overseas Finance   0115   Goldman Sachs (France) Finance     1.00  Delaware
0761        EXCELLENT EQUITY TK              0573   Excellent Equity Co., Ltd.       100.00  Japan
0762        ELQ INVESTORS, LTD               1513   MTGLQ Investors, LP              100.00  United Kingdom
0763        RESIMARNE SAS                    0762   ELQ INVESTORS, LTD               100.00  France
0766        PERCIER FINANCE SAS              0762   ELQ INVESTORS, LTD               100.00  France
0767        Fleet Properties                 0762   ELQ INVESTORS, LTD                99.00  Portugal
0767        Fleet Properties                 1513   MTGLQ Investors, LP                1.00  Portugal
0768        Mont Blanc Acquisition LTD       0762   ELQ INVESTORS, LTD               100.00  United Kingdom
0769        Matterhorn Acquisitions Ltd      2400   GS EUROPEAN OPP FUND BV          100.00  United Kingdom
0773        MB Acquisitions BV               0762   ELQ INVESTORS, LTD               100.00  Netherlands
0774        Portfolio Acquisitions 1 Ltd.    0762   ELQ INVESTORS, LTD               100.00  United Kingdom
0775        Goldman Sachs Power L.L.C.       0008   J. Aron Holdings, L.P.            99.00  Delaware

0700        Non-regulated holding company for Goldman Sachs Group Holdings (U.K.)
0705        Undertakes commodities trading in oil and shipping operations, principally vessel chartering.
0706        Non-regulated petroleum shipping entity.
0709        Holding company which owns 100% of Fleet Trade; 100% of Goldman Sachs International Bank; and minority interest in a number of UK entities.
0714        A limited purpose trust company which provides clearing, trust, investment management and other fiduciary services.
0715        Trust company; acts as offshore fund administrator.
0715        Trust company; acts as offshore fund administrator.
0730        London based bank involved in loan origination, secondary dealing in bank loans and related activities.
0740        UK-based entity with building-related assets and expenses pertaining to GS' London operations.
0746        Holds sponsor certificates issued in tender option programs.
0746        Holds sponsor certificates issued in tender option programs.
0752        Set up to own various SPVs that will hold carbon emmission certificates
0752        Set up to own various SPVs that will hold carbon emmission certificates
0753        SPV set up to hold carbon emmission certificates
0754        Set up to hold an entity holding illiquid investments.
0754        Set up to hold an entity holding illiquid investments.
0755        Will own various SPVs set up to hold carbon emmission certificates
0760        Non-regulated Delaware limited partnership formed to issue debt notes in back to back relationships with affiliates.
0760        Non-regulated Delaware limited partnership formed to issue debt notes in back to back relationships with affiliates.
0761        Kamata kosan (Residential); Excellent to purchase 2 retail store buildings, 1 hotel plus parking area (land), 1 residential and 5 lands
0762        Holding company for non-performing debt investments.
0763        An ESSG related entity established to acquire buildings on the Euro Disney campus.
0766        An ESSG related entity that functions as an investment company.
0767        Vehicle for potential acquisitions of real estate from PMF-1 Ltd.
0767        Vehicle for potential acquisitions of real estate from PMF-1 Ltd.
0768        An ESSG related entity that invests in non performing loans.
0769        An ESSG related entity that invests in non performing loans.
0773        An ESSG related entity that invests in non performing loans.
0774        To purchase and originate real estate debt
0775        Established to serve as the exclusive advisor to Constellation Power Source Inc. (CPSI - a subsidiary of Baltimore Gas and Electric) for power trading and risk management and will license to CPSI software related to power trading and risk management.

0775        Goldman Sachs Power L.L.C.       0801   J. Aron & Company                  1.00  Delaware
0777        Alkas Realty Private Limited     6152   Baekdu Investments Limited       100.00  Singapore
0778        Exchange Realty SRL              6152   Baekdu Investments Limited       100.00  Barbados
0779        Case RM, LLC                     1513   MTGLQ Investors, LP              100.00  United States
0785        GS Leasing Engines II, LLC       2298   GSFS INVESTMENTS I CORP          100.00  United States
0786        Goldman Sachs Futures (Asia) L   0250   Goldman Sachs Global Holdings      1.00  Hong Kong
0786        Goldman Sachs Futures (Asia) L   0801   J. Aron & Company                 99.00  Hong Kong
0789        TRIUMPH INVESTMENTS (IRELAND)    6150   Best II Investments (Delaware)   100.00  Ireland
0791        Nihon Endeavor Fund Co., LTD     0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0792        GS 767 Leasing LLC               2298   GSFS INVESTMENTS I CORP          100.00  United States
0793        Blossom Holding III BV           2400   GS EUROPEAN OPP FUND BV          100.00  Germany
0794        GS Leasing (N506MC), LLC         2298   GSFS INVESTMENTS I CORP          100.00  United States
0795        REP FSB Real Estate, L.L.C       0009   Goldman Sachs Group, Inc.        100.00  United States
0796        GS LPII Phase I Realty LLC       0009   Goldman Sachs Group, Inc.        100.00  United States
0797        Mars Equity Co., Ltd.            0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0798        OOO Goldman Sachs                0847   GS RBD Holdings LP               100.00  Russia
0799        GCN CE Holdings Corp             2200   GS Financial Serv L.P. (DEL)     100.00  United States
0801        J. Aron & Company                0007   The J. Aron Corporation            0.20  New York
0801        J. Aron & Company                0008   J. Aron Holdings, L.P.            99.80  New York
0802        J. Aron & Company (Singapore)    0805   Goldman Sachs Foreign Exchange   100.00  Singapore
0804        Goldman Sachs (Singapore) PTE    0805   Goldman Sachs Foreign Exchange   100.00  Singapore

0775        Established to serve as the exclusive advisor to Constellation Power Source Inc. (CPSI - a subsidiary of Baltimore Gas and Electric) for power trading and risk management and will license to CPSI software related to power trading and risk management.
0777        The entity is a SPC which will purchase DBS tower as a rental property in Singapore.
0778        Holding the Exchange Tower in Beijing
0779        The entity will own and service several consumer auto loan portfolios (Remark Capital Group LLC is management company of this entity.)
0785        To hold 6 operating leases to Mesaba Aviations guaranteed by 6 engines.
0786        Conducts Hong Kong Futures Exchange (HKFE) business for affiliates through an outside broker.  HKFE member and commodities dealer; registered with the Hong Kong Securities and Futures Commission.
0786        Conducts Hong Kong Futures Exchange (HKFE) business for affiliates through an outside broker.  HKFE member and commodities dealer; registered with the Hong Kong Securities and Futures Commission.
0789        Established primarily to hold ASSG positions in Korean assets.
0791        Established to purchase loans (SMBC Rivival Fund).
0792        Established as part of an SSG Structured Investing Group transaction.
0793        GS European Opportunities Fund BV subsidiary for Ihr Platz Investment.
0794        Established to hold an aircraft.
0795        REPIA entity.
0796        REPIA entity.
0797        This entity was set up to invest in equity shares of Japanese corporation Sanyo Electric Credit.
0798        This entity was set up as part of an AMSSG Structured Investing Group transaction
0799        The entity will own several micro-ticket machine leases throughout the US and Canada.
0801        International commodities dealer trading in various commodities including electricity, natural gas, precious metals, base metals, currencies, crude oil, and petroleum products.
0801        International commodities dealer trading in various commodities including electricity, natural gas, precious metals, base metals, currencies, crude oil, and petroleum products.
0802        Singapore-based entity that deals in commodities in the spot, forward and future markets.
0804        Singapore based broker, fund manager and investment banking advisor.

0805        Goldman Sachs Foreign Exchange   0001   Goldman, Sachs & Co.              24.85  Singapore
0805        Goldman Sachs Foreign Exchange   0009   Goldman Sachs Group, Inc.         15.76  Singapore
0805        Goldman Sachs Foreign Exchange   0801   J. Aron & Company                 59.39  Singapore
0807        Goldman Sachs Futures PTE Ltd    0805   Goldman Sachs Foreign Exchange   100.00  Singapore
0808        River North Technologies, INC.   0009   Goldman Sachs Group, Inc.        100.00  United States
0809        RAINBOW CAPITAL SRL              6152   Baekdu Investments Limited       100.00  China
0810        J. Aron & Company (U.K.)         0220   Goldman Sachs Holding (U.K.)      99.00  United Kingdom
0810        J. Aron & Company (U.K.)         0709   Goldman Sachs Group Holdings (     1.00  United Kingdom
0812        GS INVSTMT STRATEGIES(SINGAPOR   0805   Goldman Sachs Foreign Exchange   100.00  Asia
0822        Goldman Sachs (Mauritius) L.LC   0392   GS India Holdings L.P.           100.00  Republic of Mauritius
0823        Goldman Sachs Investments (Mau   2200   GS Financial Serv L.P. (DEL)     100.00  Republic of Mauritius
0825        J. Aron & Company (Bullion)      0220   Goldman Sachs Holding (U.K.)      50.00  United Kingdom
0825        J. Aron & Company (Bullion)      0709   Goldman Sachs Group Holdings (    50.00  United Kingdom
0828        Euro-splitter B.V.               0801   J. Aron & Company                100.00  Netherlands Antilles
0831        GSCS Holdings I, LLC             0009   Goldman Sachs Group, Inc.        100.00  United States
0832        GSCS HOLDINGS II, LLC            0831   GSCS Holdings I, LLC             100.00  United States
0833        GSPS BERMUDA CORPORATION         0754   GSPS (Del) LP                    100.00  Bermuda
0839        GS SERVICES PRIVATE LTD.         0160   Goldman Sachs (Asia) Finance       1.00  India
0839        GS SERVICES PRIVATE LTD.         0822   Goldman Sachs (Mauritius) L.LC    99.00  India
0840        Goldman Sachs International Fi   0220   Goldman Sachs Holding (U.K.)     100.00  United Kingdom
0842        GS TRADING & CLEARING SERVICES   0008   J. Aron Holdings, L.P.             0.25  Netherlands
0842        GS TRADING & CLEARING SERVICES   0801   J. Aron & Company                 99.75  Netherlands
0843        European Power Source Company    0009   Goldman Sachs Group, Inc.        100.00  Netherlands
0844        European Powere Source (U.K.)    0843   European Power Source Company    100.00  United Kingdom
0845        Patterson Capital Markets, Ltd   0009   Goldman Sachs Group, Inc.        100.00  United States
0846        GS (INDIA) SECURITIES PVT.LTD.   0822   Goldman Sachs (Mauritius) L.LC   100.00  India
0847        GS RBD Holdings LP               0848   GS RBD HOLDINGS I CORP            99.00  United States

0805        Foreign exchange dealer in the forward, option, futures and spot markets.
0805        Foreign exchange dealer in the forward, option, futures and spot markets.
0805        Foreign exchange dealer in the forward, option, futures and spot markets.
0807        Executes, clears and carries financial and fuel oil futures for affiliated entities on the Singapore Exchange
            Derivatives Clearing Limited ("SGX-DC"); transacts only on behalf of affiliates.
0808        IT services firm that supports electronic trading.
0809        Holds a residential building in Shanghai, China.
0810        U.K. dealer in commodities; registered with The Financial Services Authority.
0810        U.K. dealer in commodities; registered with The Financial Services Authority.
0812        To act as a sub-adviser / manager to another US entity, who in turn will advice/manage a hedge fund.
0822        Invests in Kotak Mahindra Capital Co., Kotak Securities JVs and GS entities in India.
0823        Special purpose unregulated vehicle formed to deal in Indian shares.
0825        Bullion market-making; precious metals trader (ceased to trade in 2001).
0825        Bullion market-making; precious metals trader (ceased to trade in 2001).
0828        Established to invest in a condensate splitter (oil refinery) in Rotterdam. Being considered for liquidation.
0831        Holding Company of GSCS Holdings II, LLC which in turn holds GS Capital Strategies LLC
0832        Holding Company of  GS Capital Strategies LLC
0833        Set up to hold an illiquid investment in bermuda for tax reasons. Investment is in a shipping company.
0839        Provides IT & IT enabled services to other GS entities.
0839        Provides IT & IT enabled services to other GS entities.
0840        London based foreign exchange dealer in the spot and forward market (ceased to trade in 2002) registered with the
            Bank of England.
0842        Employs traders in Rotterdam.
0842        Employs traders in Rotterdam.
0843        Holding company for power trading subsidiaries.
0844        Trades power in the UK / NETA Environment.
0845        Futures introducing broker.
0846        Carry out securities, banking and asset management business in India.
0847        To be a Holding Company of 000 Goldman Sachs, the firm's new broker/ dealer in Russia.

0847        GS RBD Holdings LP               0849   GS RBD Holdings II Corp            1.00  United States
0848        GS RBD HOLDINGS I CORP           0009   Goldman Sachs Group, Inc.        100.00  United States
0849        GS RBD Holdings II Corp          0009   Goldman Sachs Group, Inc.        100.00  United States
0851        Goldman Sachs Paris Inc. Et Ci   0001   Goldman, Sachs & Co.              99.00  France
0851        Goldman Sachs Paris Inc. Et Ci   0250   Goldman Sachs Global Holdings      1.00  France
0854        GS SITE 25 HOTEL HOLDING, LLC    0009   Goldman Sachs Group, Inc.        100.00  United States
0855        GS SITE 25 RETAIL LLC            0856   GS SITE 25 RETAIL HOLDING LLC    100.00  United States
0856        GS SITE 25 RETAIL HOLDING LLC    0009   Goldman Sachs Group, Inc.        100.00  United States
0857        GS SITE 25 HOTEL, LLC            0854   GS SITE 25 HOTEL HOLDING, LLC    100.00  United States
0860        Goldman Sachs (UK) L.L.C. III    0700   Goldman Sachs (UK) L.L.C.         99.00  Delaware
0860        Goldman Sachs (UK) L.L.C. III    0709   Goldman Sachs Group Holdings (     1.00  Delaware
0862        Goldman Sachs Asset Management   0860   Goldman Sachs (UK) L.L.C. III    100.00  United Kingdom
0863        CIN Management                   0862   Goldman Sachs Asset Management   100.00  United Kingdom
0865        PT Goldman Sachs Indonesia       0118   Goldman Sachs (Asia) L.L.C.       10.00  Indonesia
0865        PT Goldman Sachs Indonesia       0123   Goldman Sachs (Asia Pacific) L    90.00  Indonesia
0920        Goldman Sachs Services (B.V.I.   1001   Goldman Sachs Global ServiceII   100.00  British Virgin Islands
0936        Distressed Opportunities Inter   0009   Goldman Sachs Group, Inc.        100.00  Delaware
0940        Restamove Ireland Limited        2200   GS Financial Serv L.P. (DEL)     100.00  Ireland
0948        GS LINDEN POWER HOLDINGS LLC     0009   Goldman Sachs Group, Inc.        100.00  Delaware
1000        Goldman Sachs Global Services1   0009   Goldman Sachs Group, Inc.        100.00  Cayman Islands
1001        Goldman Sachs Global ServiceII   0250   Goldman Sachs Global Holdings      1.00  Cayman Islands
1001        Goldman Sachs Global ServiceII   1222   Goldman Sachs (Cayman) Holding    99.00  Cayman Islands
1002        WALL STREET ON DEMAND, INC.      0009   Goldman Sachs Group, Inc.        100.00  United States
1010        Goldman Sachs Housing and Heal   0009   Goldman Sachs Group, Inc.         99.00  New York

0847        To be a Holding Company of 000 Goldman Sachs, the firm's new broker/ dealer in Russia.
0848        To be a partner in GS RBD HOLDINGS, L.P.
0849        To be a partner in GS RBD HOLDINGS, L.P.
0851        Established to facilitate activities in IBD, Equities, GSAM and derivatives with Mexican counterparts.
0851        Established to facilitate activities in IBD, Equities, GSAM and derivatives with Mexican counterparts.
0854        Entity to house the holding company for Embassy Suite Hotel Acquisition
0855        Entity to house Embassy Suite Retail Acquisition
0856        Entity to house holding company for the Embassy Suite Retail Acquisition
0857        Entity to house the entity for the Embassy Suite Hotel Acquisition
0860        Holding company which owns Goldman Sachs Asset Management Holdings.
0860        Holding company which owns Goldman Sachs Asset Management Holdings.
0862        Holding company formed in connection with CIN Management.
0863        U.K. based asset management company for British Coal pension funds. Company has ceased to trade and is awaiting liquidation.
0865        Carries out investment banking and broker-dealer business in Indonesia.
0865        Carries out investment banking and broker-dealer business in Indonesia.
0920        Expatriate and TCN dual contract employment vehicle.
0936        Joint venture with Caisse Depot to purchase assets.
0940        Established primarily to hold proprietary positions in Korean bonds and equities; all activity is limited to affiliates and Korean broker/dealers.
0948        Entity related to the Linden Power Plant operations.
1000        Entity which employs U.S. citizens or green card holders in various foreign offices.
1001        Entity that employs U.S. citizens or green card holders in various foreign offices.
1001        Entity that employs U.S. citizens or green card holders in various foreign offices.
1002        WSOD offers a managed software service whereby clients in the financial services industry can outsource the design, development and maintenance of their on-line information portals to WSOD. WSOD is a Boulder,
            CO based private company which
1010        Government National Mortgage Association (GNMA) issuer/servicer and a non-supervised mortgagee under FHA regulations to originate, process and service FHA insured mortgages.

1010        Goldman Sachs Housing and Heal   1020   Goldman Sachs Housing Capital      1.00  New York
1011        REP SVY HOLDINGS REALTY, LLC     0009   Goldman Sachs Group, Inc.        100.00  United States
1012        GSUIG, LLC                       0009   Goldman Sachs Group, Inc.        100.00  United States
1020        Goldman Sachs Housing Capital    0009   Goldman Sachs Group, Inc.        100.00  New York
1021        GS CALIC                         0009   Goldman Sachs Group, Inc.        100.00  United States
1022        Comm. Ann. and Life Ins. Co      0009   Goldman Sachs Group, Inc.        100.00  United States
1023        Arrow Capital Reinsurance Comp   0009   Goldman Sachs Group, Inc.        100.00  Bermuda
1024        Eastport Capital Corporation     0009   Goldman Sachs Group, Inc.        100.00  United States
1025        EPF Financial, LLC.              1024   Eastport Capital Corporation     100.00  United States
1026        GS RE HOLDINGS INC.              0009   Goldman Sachs Group, Inc.        100.00  Delaware
1027        LIFE SETTLEMENTS SOLUTIONS INC   1030   LONGMORE CAPITAL, LLC            100.00  United States
1028        LIFE PREMIUM SOLUTIONS, LLC      1029   LIFE SOLUTIONS INTERNATIONAL,    100.00  United States
1029        LIFE SOLUTIONS INTERNATIONAL,    1030   LONGMORE CAPITAL, LLC            100.00  United States
1030        LONGMORE CAPITAL, LLC            1026   GS RE HOLDINGS INC.              100.00  United States
1031        Longmore Credit Services, LLC    1026   GS RE HOLDINGS INC.              100.00  United States
1032        GS INVESTMENT STRATEGIES, LLC    0009   Goldman Sachs Group, Inc.        100.00  United States
1050        goldman sachs risk advisors,lp   0009   Goldman Sachs Group, Inc.         99.00  Delaware
1050        goldman sachs risk advisors,lp   1051   GS Risk Advisors, Inc.             1.00  Delaware
1051        GS Risk Advisors, Inc.           0009   Goldman Sachs Group, Inc.        100.00  United States
1052        Arrow Capital Risk Services Li   1050   goldman sachs risk advisors,lp   100.00  Bermuda
1053        Goldman Sachs Risk Advisors (E   0709   Goldman Sachs Group Holdings (   100.00  United Kingdom

1010        Government National Mortgage Association (GNMA) issuer/servicer and a non-supervised mortgagee under FHA regulations to originate, process and service FHA insured mortgages.
1011        Entity is the holding company that owns Savoy (0113).
1012        Entity created for Urban Investment Group's corporate investments.
1020        Originates and services Federal Housing Administration (FHA) insured mortgages; general partner in Goldman Sachs Housin and Health Care Funding Company.
1021        This is an insurance company organized under the laws of Massachusetts.  The Company manages blocks of variable annuity variable universal life and minor blocks of group retirement products.
1022        This is an insurance company organized under the laws of Massachusetts.  The Company manages blocks of variable annuity variable universal life and minor blocks of group retirement products.
1023        Bermuda insurance company that will assume and cede property catastrophe risks.
1024        Management company for the Life Settlements business. This will be the employing entity for the business and is the parent of Eastport Financial, L.L.C.
1025        The company is a SPV that will purchase and hold life insurance contracts. It is a wholly owned subsidiary of Eastport
            Capital Corporation, which is owned by GS.
1026        SPE set up as a Holding entity for Life Settlement Solutions, Inc.
1027        Operating entity that will act in an agency capacity to source and service life settlement contracts for capital providers
1028        Licensed insurance entity that facilitates the life settlements agency business,including the premium finance business.
1029        Administration entity for agency based life settlements in San Diego
1030        Holding company for agency based life settlements business in San Diego. Entity holds intellectual property acquired in acquisition.
1031        Operating entity that will be used to originate premium finance loans
1032        Asset Management Company
1050        Licensed re-insurance intermediary in NY that can act as re-insurance broker.
1050        Licensed re-insurance intermediary in NY that can act as re-insurance broker.
1051        General Partner of GS Risk Advisors, L.P.
1052        Maintains Insurance Broker's license in Bermuda; reinsurance intermediary that can act as reinsurance broker.
1053        Involved in the insurance and reinsurance products business (entity is currently dormant).

1207        GS Bank Zurich                   0009   Goldman Sachs Group, Inc.        100.00  Switzerland
1209        GSCO BETEILIGUNGS GMBH           1220   Goldman, Sachs & Co. oHG         100.00  Germany
1210        Goldman, Sachs & Co Finanz Gmb   0009   Goldman Sachs Group, Inc.        100.00  Germany
1220        Goldman, Sachs & Co. oHG         1210   Goldman, Sachs & Co Finanz Gmb     1.00  Germany
1220        Goldman, Sachs & Co. oHG         1222   Goldman Sachs (Cayman) Holding    99.00  Germany
1222        Goldman Sachs (Cayman) Holding   0009   Goldman Sachs Group, Inc.         97.00  Cayman Islands
1222        Goldman Sachs (Cayman) Holding   0250   Goldman Sachs Global Holdings      3.00  Cayman Islands
1223        GOLDMAN SACHS MANAGEMENT GP      1220   Goldman, Sachs & Co. oHG         100.00  Germany
1225        GS Verwaltungs GmbH              1220   Goldman, Sachs & Co. oHG         100.00  Germany
1240        Goldman Sachs (AO) L.L.C.        0009   Goldman Sachs Group, Inc.         99.00  Delaware
1240        Goldman Sachs (AO) L.L.C.        0250   Goldman Sachs Global Holdings      1.00  Delaware
1244        Killingholme Power Group Ltd     0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
1245        Killingholme Generation Ltd      1247   Killingholme Holdings Limited      0.00  United Kingdom
1245        Killingholme Generation Ltd      1318   Amagansett Funding Limited        13.37  United Kingdom
1245        Killingholme Generation Ltd      1323   Scadbury II Assets                50.32  United Kingdom
1245        Killingholme Generation Ltd      1326   Shire Funding Limited             36.31  United Kingdom
1246        Killingholme Power Limited       1245   Killingholme Generation Ltd      100.00  United Kingdom
1247        Killingholme Holdings Limited    1244   Killingholme Power Group Ltd     100.00  United Kingdom
1248        GS KILLINGHOLME CAYMAN INVESME   1246   Killingholme Power Limited       100.00  United Kingdom
1253        Goldman Sachs S.G.R. S.P.A.      0220   Goldman Sachs Holding (U.K.)       1.00  Italy
1253        Goldman Sachs S.G.R. S.P.A.      0700   Goldman Sachs (UK) L.L.C.         99.00  Italy
1254        VEICOLO ACQUISIZIONE PORTAFOGL   1506   MLQ L.L.C.                        50.00  Italy
1254        VEICOLO ACQUISIZIONE PORTAFOGL   1513   MTGLQ Investors, LP               50.00  Italy

1207        Provides auxiliary services which include Swiss franc clearing and derivatives sales and trading, including trading on the electronic Swiss exchanges and SOFFEX.
1209        Established to buy preferred shares in NetJets, a Swiss based company.
1210        Managing general partner of Goldman, Sachs & Co. oHG.
1220        Provides investment banking services, fixed income trading services, equity agency services, capital markets and futures services.
1220        Provides investment banking services, fixed income trading services, equity agency services, capital markets and futures services.
1222        Holding company for Goldman, Sachs & Co. oHG, Goldman, Sachs & Co. Bank, Goldman Sachs (Cayman) Trust Limited, GS Asia
            LLC, Goldman Sachs Global Services II Limited, and GS Asia Pacific LLC.
1222        Holding company for Goldman, Sachs & Co. oHG, Goldman, Sachs & Co. Bank, Goldman Sachs (Cayman) Trust Limited, GS Asia
            LLC, Goldman Sachs Global Services II Limited, and GS Asia Pacific LLC.
1223        General Partner of GS Capital Partners 2000 GmbH & Co. Beteiligungs KG.
1225        Trustee function for Rhein-Donau and Capital Partners.
1240        Investment banking entity based in Russia.
1240        Investment banking entity based in Russia.
1244        Established as part of an SSG Structured Investing Group transaction.
1245        Established as part of an SSG Structured Investing Group transaction.
1245        Established as part of an SSG Structured Investing Group transaction.
1245        Established as part of an SSG Structured Investing Group transaction.
1245        Established as part of an SSG Structured Investing Group transaction.
1246        Established as part of an SSG Structured Investing Group transaction.
1247        Established as part of an SSG Structured Investing Group transaction.
1248        Is a part of the structured investing trade and will enter into Swaps.
1253        Assets management company.
1253        Assets management company.
1254        Special purpose vehicle for securitization deal.
1254        Special purpose vehicle for securitization deal.

1260        Goldman, Sachs & Co. Wertpapie   0009   Goldman Sachs Group, Inc.        100.00  Germany
1280        Goldman Sachs (Espana), S.A.     0690   Goldman Sachs (Netherlands) B.   100.00  Italy
1305        CPV Germany                      0009   Goldman Sachs Group, Inc.         99.00  United States
1305        CPV Germany                      1223   GOLDMAN SACHS MANAGEMENT GP        1.00  United States
1306        GSSM Holding II LLC              0009   Goldman Sachs Group, Inc.        100.00  United States
1307        GSSM Holding II Corp             1306   GSSM Holding II LLC              100.00  United States
1308        GS LS Leasing LLC                2298   GSFS INVESTMENTS I CORP          100.00  United States
1309        GS Bank USA Holdings LLC         0009   Goldman Sachs Group, Inc.        100.00  United States
1311        REP KBY Realty,LLC               0009   Goldman Sachs Group, Inc.        100.00  United States
1312        BEESTON INVESTMENTS LIMITED      0123   Goldman Sachs (Asia Pacific) L   100.00  Hong Kong
1313        CORNWALL INVESTMENTS LIMITED     0165   Goldman Sachs (Asia) Finance     100.00  Hong Kong
1317        Amagansett Assets                1318   Amagansett Funding Limited         1.00  United Kingdom
1317        Amagansett Assets                1320   Amagansett UK Limited             99.00  United Kingdom
1318        Amagansett Funding Limited       1320   Amagansett UK Limited            100.00  United Kingdom
1319        Amagansett II Assets             1320   Amagansett UK Limited            100.00  United Kingdom
1320        Amagansett UK Limited            0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
1321        Scadbury Assets                  1322   Scadbury Funding Limited           1.00  United Kingdom
1321        Scadbury Assets                  1324   Scadbury UK Limited               99.00  United Kingdom
1322        Scadbury Funding Limited         1324   Scadbury UK Limited              100.00  United Kingdom
1323        Scadbury II Assets               1324   Scadbury UK Limited              100.00  United Kingdom
1324        Scadbury UK Limited              0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
1325        Shire Assets                     1326   Shire Funding Limited              1.00  United Kingdom
1325        Shire Assets                     1328   Shire UK Limited                  99.00  United Kingdom
1326        Shire Funding Limited            1328   Shire UK Limited                 100.00  United Kingdom
1327        Shire II Assets                  1328   Shire UK Limited                 100.00  United Kingdom
1328        Shire UK Limited                 0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
1329        FAIRWAY RESOURCES L.P.           1513   MTGLQ Investors, LP              100.00  United States

1260        Non-regulated Frankfurt based entity that issues warrants through GS oHG and purchases offsetting OTC options in the fixed income, equity, commodity and currency markets.
1280        Engaged in financial advisory/investment banking entity in Spain.
1305        This entity was set up to invest in principal investments.
1305        This entity was set up to invest in principal investments.
1306        To act as a holding company for GSSM Holding II Corp
1307        To hold the Sumitomo preferred shares
1308        For PFG leasing business
1309        Holding Company (Single Member LL) to hold GS Group Investment in GS Bank USA
1311        Real Estate investment
1312        Trading Company for Korean Futures
1313        Changed from non-consolidating to consolidating
1317        This entity was set up as part of an AMSSG Structured Investing Group transaction
1317        This entity was set up as part of an AMSSG Structured Investing Group transaction
1318        This entity was set up as part of an AMSSG Structured Investing Group transaction
1319        This entity was set up as part of an AMSSG Structured Investing Group transaction
1320        This entity was set up as part of an AMSSG Structured Investing Group transaction
1321        This entity was set up as part of an AMSSG Structured Investing Group transaction
1321        This entity was set up as part of an AMSSG Structured Investing Group transaction
1322        This entity was set up as part of an AMSSG Structured Investing Group transaction
1323        This entity was set up as part of an AMSSG Structured Investing Group transaction
1324        This entity was set up as part of an AMSSG Structured Investing Group transaction
1325        This entity was set up as part of a Structured Investing Group transaction
1325        This entity was set up as part of a Structured Investing Group transaction
1326        This entity was set up as part of a Structured Investing Group transaction
1327        This entity was set up as part of a Structured Investing Group transaction
1328        This entity was set up as part of a Structured Investing Group transaction
1329        Partnership focused on oil and gas production and ownership of lease acreage.

1330        PRNP, LLC                        1513   MTGLQ Investors, LP              100.00  Puerto Rico
1331        KRETA ACQUISTIONS LTD.           2406   GS European Opportunities F II   100.00  United Kingdom
1332        GS MEZZANINE PARTNERS 2006       0009   Goldman Sachs Group, Inc.        100.00  United States
1333        Asama Onsen Kaihatsu Co.,Ltd     0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
1334        KAKEGAWA HOLDINGS CO.,LTD.       0358   LINDEN WOOD, LTD                 100.00  Japan
1335        GS Hony Holdings I Ltd           0191   GS Asian Venture (Delaware)LLC   100.00  Cayman Islands
1336        GS Hony Holdings II Ltd          0191   GS Asian Venture (Delaware)LLC   100.00  Cayman Islands
1337        GS Capital Partners Auto Glass   0009   Goldman Sachs Group, Inc.        100.00  Mauritius
1338        GS Capital Partners Aurum Hold   0009   Goldman Sachs Group, Inc.        100.00  Mauritius
1341        GS UNIT TRUST ADMNSTR LIMITED    0709   Goldman Sachs Group Holdings (   100.00  Cayman Islands
1342        GS Unit Trust Investments Limi   0709   Goldman Sachs Group Holdings (   100.00  Cayman Islands
1343        GS Leasing Investments           0201   Goldman Sachs International       98.95  Cayman Islands
1343        GS Leasing Investments           1342   GS Unit Trust Investments Limi     1.05  Cayman Islands
1344        GS Leasing Limited Partneship    1345   GS Leasing No. 1 Limited           5.00  United Kingdom
1344        GS Leasing Limited Partneship    1346   GS Leasing No. 2 Limited          95.00  United Kingdom
1345        GS Leasing No. 1 Limited         1317   Amagansett Assets                100.00  Cayman Islands
1346        GS Leasing No. 2 Limited         1317   Amagansett Assets                100.00  Cayman Islands
1347        GS Leasing Holdings Limited      0709   Goldman Sachs Group Holdings (   100.00  Cayman Islands
1348        BIRCHFIELD ESTATES LTD.          0009   Goldman Sachs Group, Inc.        100.00  United Kingdom
1350        Asset Funding Company IV         2200   GS Financial Serv L.P. (DEL)     100.00  United States
1351        Amagansett FX                    2200   GS Financial Serv L.P. (DEL)     100.00  United Kingdom

1330        The entity is holding non-performing loans or "distressed" loans that were originated in Puerto Rico.
1331        To purchase and originate publicly and privately issued fixed income securities
            Non performing loan portfolio investments.
1332        Consolidation of PIA's Mezz 2006 Fund
1333        Owns two hot-spring hotels in Japan.
1334        Owns a hotel in Kakegawa, Japan.
1335        Investment vehicle for the firm's interest in Hony Capital fund III LP
1336        Investment vehicle for the firm's interest in Hony Capital fund III LP
1337        Investement in Auto Glass company in China, economics will be swapped to GS Capital partners VI Funds
1338        Investement in white electronic goods company in China, economics will be swapped to GS Capital partners VI Funds
1341        Entity purely acts as an administrator for GS Leasing Investments. The entity will purely have a tiny amount of capital and cash.
1342        Entity will invest as a minority unit holder in GS Leasing Investments. It will be capitalized by an existing GS entity.
1343        Unauthorized unit trust that will act as a limited partner in GS Leasing Limited Partnership. It will invest in the partnership in return for its share of the leasing the leasing income.
1343        Unauthorized unit trust that will act as a limited partner in GS Leasing Limited Partnership. It will invest in the partnership in return for its share of the leasing the leasing income.
1344        Entity is a partnerships set up to enter into a finance lease with Tesco Plc. It will acquire assets from Tesco and the lease them back in the form of the finance lease. As such the fixed assets do not go on the GS balance sheet.
            Instead there is a lease
1344        Entity is a partnerships set up to enter into a finance lease with Tesco Plc. It will acquire assets from Tesco and the lease them back in the form of the finance lease. As such the fixed assets do not go on the GS balance sheet.
            Instead there is a lease
1345        Entity set up to be the general partner (controlling interest) in GS Leasing Limited Partnership.  It will invest in the partnership in return for its share of the leasing income.
1346        Entity is set up to purchase the limited partnership interest from GS Leasing Investments once the structure and subsequent sale of the lease rentals to a third party is complete.
1347        Entity set up to act as trustee for GS Leasing Investments. The entity will purely have a tiny amount of capital and cash.
1348        SPV for building a new London Offsite Data Centre
1350        Part of structured investing trade which will enter into swaps and repos
1351        Part of structured investing trade which will enter into contracts and options

1491        Ares (Real Estate) B.V.          2200   GS Financial Serv L.P. (DEL)     100.00  Netherlands
1493        Ares Finance S.R.L.              0009   Goldman Sachs Group, Inc.        100.00  Italy
1494        PNW, LLC                         6117   SSIG SPF One LQ, LLC             100.00  United States
1501        Goldman Sachs Real Estate Fund   0009   Goldman Sachs Group, Inc.        100.00  New York
1502        Goldman Sachs Mortgage Company   0009   Goldman Sachs Group, Inc.         99.00  New York
1502        Goldman Sachs Mortgage Company   1501   Goldman Sachs Real Estate Fund     1.00  New York
1503        MLQ Investors, L.P.              0009   Goldman Sachs Group, Inc.         99.00  Delaware
1503        MLQ Investors, L.P.              1506   MLQ L.L.C.                         1.00  Delaware
1505        CL Investments Limited           0009   Goldman Sachs Group, Inc.        100.00  Cayman Islands
1506        MLQ L.L.C.                       0009   Goldman Sachs Group, Inc.         99.00  Delaware
1506        MLQ L.L.C.                       0250   Goldman Sachs Global Holdings      1.00  Delaware
1510        Main Street Mortgage Co, LP      0009   Goldman Sachs Group, Inc.         99.00  Delaware
1512        GS Mortgage Securities Corp II   0009   Goldman Sachs Group, Inc.        100.00  Delaware
1513        MTGLQ Investors, LP              0009   Goldman Sachs Group, Inc.         99.00  Delaware
1513        MTGLQ Investors, LP              1506   MLQ L.L.C.                         1.00  Delaware
1515        Strategic Mortgage Holdings LP   0009   Goldman Sachs Group, Inc.         99.00  Delaware
1515        Strategic Mortgage Holdings LP   1516   Strategic Mortgage Holding INC     1.00  Delaware
1516        Strategic Mortgage Holding INC   0009   Goldman Sachs Group, Inc.        100.00  Delaware
1517        SOPAC LLC                        0009   Goldman Sachs Group, Inc.        100.00  Delaware
1518        Southern Pacific Funding Co      0009   Goldman Sachs Group, Inc.        100.00  California
1520        GSSLQ LLC                        1513   MTGLQ Investors, LP              100.00  Delaware
1521        GRMT, LTD                        1502   Goldman Sachs Mortgage Company   100.00  United States
1522        SCLQ, S. de R.L de C.V.          1513   MTGLQ Investors, LP              100.00  Mexico
1523        CDV-1 Holding Co Gen-Par LLC     1513   MTGLQ Investors, LP              100.00  Delaware
1524        CDV-1 Ltd                        1525   CDV-1 Holding Company LP         100.00  United Kingdom
1525        CDV-1 Holding Company LP         1513   MTGLQ Investors, LP               99.78  Delaware
1525        CDV-1 Holding Company LP         1523   CDV-1 Holding Co Gen-Par LLC       0.22  Delaware
1526        SHM II LLC                       1515   Strategic Mortgage Holdings LP   100.00  United States

1491        ESSG related entity established to hold real estate assets from loan workouts in Ares Finance S.r.l.
1493        A securitization vehicle formed in Italy that holds sub-performing assets.
1494        A utilities supplier of energy and energy-related products.
1501        1% corporate general partner of Goldman Sachs Mortgage Company.
1502        Purchases and sells residential and commercial mortgage loans or participation interests in such loans, primarily in connection with securitizations. Provides warehouse financing to mortgage originators.
1502        Purchases and sells residential and commercial mortgage loans or participation interests in such loans, primarily in connection with securitizations. Provides warehouse financing to mortgage originators.
1503        Holds certain mortgage properties for liquidation.
1503        Holds certain mortgage properties for liquidation.
1505        AMSSG related entity established to invest in an entity that holds a consumer loan portfolio.
1506        1% general partner of MLQ Investors, L.P. and MTGLQ Investors, L.P.
1506        1% general partner of MLQ Investors, L.P. and MTGLQ Investors, L.P.
1510        Established to service mortgage portfolios.
1512        Florida-based subsidiary acquired to service mortgage portfolios.
1513        Invests in and holds non-performing real estate assets and loans.
1513        Invests in and holds non-performing real estate assets and loans.
1515        Holds debt and equity interests in a Canadian broker business.
1515        Holds debt and equity interests in a Canadian broker business.
1516        General partner of Strategic Mortgage Holdings, LP.
1517        An AMSSG related entity that purchases securities from S. Pacific Liquidators.
1518        Purchase of S. Pacific Funding Corp. and residuals.
1520        40% equity owner of SLQ S. de R.L. de C.V., which is purchasing servicing rights in a portfolio of non-performing
            Mexican loans from Banco Union.
1521        Established to purchase a performing sub-prime pool of residential mortgage loans.
1522        Established to purchase a portfolio of non-performing Mexican loans from Banco International, S.A. Institution de
            Banca multiple, Grupo Financiero (Bital).
1523        General partner for CDV-1 Holding Company, LP.
1524        An ESSG related entity that holds non-performing loans.
1525        Established as a partnership to own CDV-1, Ltd.
1525        Established as a partnership to own CDV-1, Ltd.
1526        Established to facilitate structured financing.

1527        DEERWOOD CORP                    0009   Goldman Sachs Group, Inc.        100.00  United States
1528        CDV-2 Ltd                        0762   ELQ INVESTORS, LTD               100.00  United Kingdom
1529        PRALQ LLC                        6117   SSIG SPF One LQ, LLC             100.00  Delaware
1531        ARLO LLC                         6117   SSIG SPF One LQ, LLC             100.00  Delaware
1532        MIL Phase I Dallas Gen-Par, LL   1513   MTGLQ Investors, LP              100.00  Delaware
1533        MIL PHASE I DALLAS, L.P.         0100   Archon Group, L.P.                 2.00  Delaware
1533        MIL PHASE I DALLAS, L.P.         1513   MTGLQ Investors, LP               97.80  Delaware
1533        MIL PHASE I DALLAS, L.P.         1532   MIL Phase I Dallas Gen-Par, LL     0.20  Delaware
1534        GS ASSET BACKED SECURITIES CO    0009   Goldman Sachs Group, Inc.        100.00  Delaware
1535        REP DER GEN-PAR, LLC             1513   MTGLQ Investors, LP              100.00  United States
1536        REP DER REAL ESTATE LP           1513   MTGLQ Investors, LP               99.90  United States
1536        REP DER REAL ESTATE LP           1535   REP DER GEN-PAR, LLC               0.10  United States
1537        REP MCR REALTY, LLC              1513   MTGLQ Investors, LP              100.00  United States
1539        DUNVEGAN INVESTMENTS, LTD        0220   Goldman Sachs Holding (U.K.)     100.00  Cayman Islands
1540        Rio Negro Assessoria LTDA        1513   MTGLQ Investors, LP              100.00  Brazil
1540        Rio Negro Assessoria LTDA        2200   GS Financial Serv L.P. (DEL)       0.00  Brazil
1541        RIO TOCURUI CLA SECURITIZADORA   1513   MTGLQ Investors, LP              100.00  Brazil
1542        ReMark Capital Group, LLC        1513   MTGLQ Investors, LP              100.00  United States
1543        MLQ-MLL, LLC                     1513   MTGLQ Investors, LP              100.00  United States
1545        Rio Parana CLA Securitizadora    1513   MTGLQ Investors, LP               99.99  Brazil
1545        Rio Parana CLA Securitizadora    2200   GS Financial Serv L.P. (DEL)       0.01  Brazil
1546        AMC REO LLC                      1513   MTGLQ Investors, LP              100.00  United States
1547        JUPITER-APX, LP                  1513   MTGLQ Investors, LP              100.00  United States
1560        AMC of America LLC               1513   MTGLQ Investors, LP              100.00  United States
1561        AMC of America LP                1513   MTGLQ Investors, LP               99.00  United States
1561        AMC of America LP                1560   AMC of America LLC                 1.00  United States
1565        DAC HOLDING I, L.L.C.            6117   SSIG SPF One LQ, LLC             100.00  Delaware
1902        Goldman Sachs London PL          0009   Goldman Sachs Group, Inc.        100.00  United Kingdom
1940        BEIJING GAO HUA SEC CL           1942   BEIJING GAO WANG VCCL             33.33  China
1940        BEIJING GAO HUA SEC CL           1943   BEIJING DE SHANG VCCL             33.33  China

1527        To hold and sell manufactured housing loans.
1528        An ESSG related entity that holds a portfolio of non performing loans in Czech Republic.
1529        AMSSG related entity that holds a portfolio of consumer receivables, primarily auto loans.
1531        AMSSG related entity that holds non-performing loans.
1532        Established to invest 0.2% interest in and serve as general partner of MIL Phase I Dallas, L.P.
1533        An AMSSG related entity engaged in real estate investing.
1533        An AMSSG related entity engaged in real estate investing.
1533        An AMSSG related entity engaged in real estate investing.
1534        Facilitates distribution of asset backed securitizations
1535        REPIA entity.
1536        Established to acquire and hold a non-performing real estate secured loan (Deerfield asset).
1536        Established to acquire and hold a non-performing real estate secured loan (Deerfield asset).
1537        REPIA entity.
1539        Investment company (dormant).
1540        Invests in distressed assets in Brazil.
1540        Invests in distressed assets in Brazil.
1541        Invests in non-performing loan portfolios in Brazil.
1542        An AMSSG related entity that manages and services portfolios of consumer auto loans.
1543        Established to originate and purchase Mezzanine loans on real estate investments.
1545        Invests in non-performing loan portfolios in Brazil. Entity owns 1% interest in Archon Financial L.P., SPV in order to hold Brazilian loan portfolios.
1545        Invests in non-performing loan portfolios in Brazil. Entity owns 1% interest in Archon Financial L.P., SPV in order to hold Brazilian loan portfolios.
1546        To hold real estate obligations.
1547        To hold the firm's equity investment in APX Holdings, LLC.
1560        Set up to own 1% interest in Asset Management Company of America L.P.
1561        Capital restructure.
1561        Capital restructure.
1565        Holding company for 6 other special purpose partnerships involved in leveraged lease transactions.
1902        Holds land that is intended to be developed for future use within the group.
1940        Chinese entity engaged in underwriting and proprietary trading of securities as well as providing financial advisory services.
1940        Chinese entity engaged in underwriting and proprietary trading of securities as well as providing financial advisory services.

1940        BEIJING GAO HUA SEC CL           1944   BEIJING HOU FENG VCCL             33.33  China
1941        GS GAO HUA SECURITIES CO. LTD    0118   Goldman Sachs (Asia) L.L.C.       33.00  China
1941        GS GAO HUA SECURITIES CO. LTD    1940   BEIJING GAO HUA SEC CL            67.00  China
1942        BEIJING GAO WANG VCCL            0165   Goldman Sachs (Asia) Finance     100.00  China
1943        BEIJING DE SHANG VCCL            0165   Goldman Sachs (Asia) Finance     100.00  China
1944        BEIJING HOU FENG VCCL            0165   Goldman Sachs (Asia) Finance     100.00  China
1990        Keyakizaka Finance Co., LTD      2200   GS Financial Serv L.P. (DEL)     100.00  Japan
1991        Goldman Sachs Japan Finance KK   2200   GS Financial Serv L.P. (DEL)     100.00  Japan
1993        CMA Co., Ltd                     1994   Linden Wood II S TK              100.00  Japan
1994        Linden Wood II S TK              1995   Linden Wood IIS Ltd              100.00  Japan
1995        Linden Wood IIS Ltd              1503   MLQ Investors, L.P.              100.00  Japan
1996        Merchant Support Co,. Ltd        0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
1997        Real Estate Creation Fund Co.    0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
1998        ReC Investments Co., Ltd         0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
2001        GS Wind Holdings, LLC            2298   GSFS INVESTMENTS I CORP          100.00  United States
2002        GS Macro Investments LLC         0009   Goldman Sachs Group, Inc.         11.11  United States
2002        GS Macro Investments LLC         1513   MTGLQ Investors, LP               88.89  United States
2003        Kawasaki Holdings Co, LTD        0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
2005        White Ocean Co, LTD              0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
2006        Merchant Capital Co. Ltd.        0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
2007        GSGF Investments Inc.            2223   GS Global Funding, Inc.          100.00  United States
2008        GS Macro Investments 2006 LLC    0009   Goldman Sachs Group, Inc.        100.00  United States
2009        GS Macro Investments II LLC      2002   GS Macro Investments LLC         100.00  United States
2010        GS Macro Investments I LLC       2002   GS Macro Investments LLC         100.00  United States
2011        Forres LLC                       0220   Goldman Sachs Holding (U.K.)     100.00  United States
2012        Ellon LLC                        2011   Forres LLC                       100.00  United States
2013        AYCO Services Insurance Agency   0512   MERCAY CORPORATION               100.00  United States
2014        Sakurazaka Kaihatsu Co. LTD      0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
2015        Blue Daisy TK                    0574   Blue Daisy Co., Ltd.             100.00  Japan

1940        Chinese entity engaged in underwriting and proprietary trading of securities as well as providing financial advisory services.
1941        Chinese entity engaged in underwriting of shares and bonds, brokerage of foreign investment shares, brokerage and proprietary trading of bonds, other activities.
1941        Chinese entity engaged in underwriting of shares and bonds, brokerage of foreign investment shares, brokerage and proprietary trading of bonds, other activities.
1942        Invests in Beijing Gao Hua Securities Company Limited.
1943        Investor in Beijing Gao Hua Securities Company Limited.
1944        Invests in Beijing Gao Hua Securities Company Limited.
1990        ASSG entity that acts in a lending related capacity in Asia.
1991        Acts in lending related capacity in Japan.
1993        Established to facilitate mortgage loan financing.
1994        An ASSG related entity that invests in distressed loans.
1995        TK operator of Linden Wood IIS TK.
1996        Merchant joint venture.
1997        TK operator of Real Estate Creation Fund TK.
1998        TK operator of REC Investments TK.
2001        Holding company for acquisition of Zilkha Renewable Energy.
2002        Established as part of an SSG Structured Investing Group transaction.
2002        Established as part of an SSG Structured Investing Group transaction.
2003        TK operator of Kawasaki Holdings TK.
2005        Purchases loans from Resona (RCC/ Resona securitization deal).
2006        An ASSG related entity engaged in activities related to credit card factoring.
2007        Established as part of an SSG Structured Investing Group transaction.
2008        Formed to facilitate a SALG trading program
2009        Established as part of an SSG Structured Investing Group transaction.
2010        Established as part of an SSG Structured Investing Group transaction.
2011        Established as part of an SSG Structured Investing Group transaction.
2012        Established as part of an SSG Structured Investing Group transaction.
2013        Insurance related entity that is part of the AYCO suite of advisory services.
2014        An ASSG related entity established in connection with the TRS with Aozora.
2015        Blue Daisy is a vehicle to invest in recruit through its participation in the secondary shares acquired by Nochu.

2020        GS Macro Investments III LLC     2002   GS Macro Investments LLC         100.00  United States
2021        GS Macro Investments IV LLC      2002   GS Macro Investments LLC         100.00  United States
2022        Liberty Harbor, LLC.             0831   GSCS Holdings I, LLC               1.00  United States
2022        Liberty Harbor, LLC.             0832   GSCS HOLDINGS II, LLC             99.00  United States
2023        DANDELION INVESTMENTS TK         0575   Dandelion Investments Co., Ltd   100.00  Japan
2024        GREEN MOUNTAIN TK                0576   Green Mountain One Co., Ltd.     100.00  Japan
2026        Ashitaba Creation Co. Ltd.       0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
2027        JAPAN HOTEL & RESORT K.K.        1503   MLQ Investors, L.P.              100.00  Japan
2028        Hanamizuki Kaihatsu Co.,Ltd.     0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
2029        Shining Partners TK              0479   SHINING PARTNERS LTD(TKO)        100.00  Japan
2030        FUKUOKA TOSHI KAIHATSU TK        0578   Fukuoka Toshi Kaihatsu Co. Ltd   100.00  Japan
2031        KINMIRAI CREATE CO. LTD.         1503   MLQ Investors, L.P.              100.00  Japan
2032        GS MACRO INVESTMENTS V LLC       2002   GS Macro Investments LLC         100.00  United States
2200        GS Financial Serv L.P. (DEL)     0009   Goldman Sachs Group, Inc.        100.00  Delaware
2201        Mortgage Asset Management Corp   0009   Goldman Sachs Group, Inc.        100.00  Delaware
2202        GS Mortgage Securities Corp      0009   Goldman Sachs Group, Inc.        100.00  Delaware
2204        BEST INVESTMENT (DELAWARE) LLC   2200   GS Financial Serv L.P. (DEL)     100.00  Delaware
2208        Goldman Sachs Invest Mgmt Gmbh   1220   Goldman, Sachs & Co. oHG         100.00  Germany
2209        Goldman Sachs Cap Market L.L.C   2200   GS Financial Serv L.P. (DEL)     100.00  Delaware
2210        Goldman Sachs Cap Markets, L.P   2200   GS Financial Serv L.P. (DEL)      99.00  Delaware
2210        Goldman Sachs Cap Markets, L.P   2209   Goldman Sachs Cap Market L.L.C     1.00  Delaware
2212        VANTAGE MARKET PLACE LLC         0396   VANTAGE MARKETPLACE HOLDINGS,    100.00  United States
2220        Goldman Sachs Credit Part L.P.   2350   GSCP (Del) Inc                    99.90  Bermuda
2220        Goldman Sachs Credit Part L.P.   2351   GSCP (Del) LLC                     0.10  Bermuda
2221        Special Situations Invest Grou   0009   Goldman Sachs Group, Inc.        100.00  Delaware
2223        GS Global Funding, Inc.          2200   GS Financial Serv L.P. (DEL)     100.00  Delaware

2020        Established as part of an SSG Structured Investing Group transaction.
2021        Established as part of an SSG Structured Investing Group transaction.
2022        Trading  / Fund Entity
2022        Trading  / Fund Entity
2023        Dandelion has made investments in Green mountain to acquire non-performing loans from Linden Wood an existing
            SPC of the ASSG business.
2024        It has been set up jointly with Dandelion Investmenst YK ("Dandelion") and Mizuho Security, a third party, to acquire nonperforming loans from LindenWood, an existing SPC of the ASSG business.
2026        To purchase distressed loans
2027        This entity was set up to provide asset management, financing, and reporting services to Japan Hotel &
            Resort Toushi Hojin.
2028        Investment in equity shares
2029        Consolidation of Japan Entity (to hold SPL portfolio)
2030        Consolidation of Japan Entity (REO acquisition). To hold Real Estate.
2031        Consolidation of Japan Entity (REO acquisition). To hold Real Estate.
2032        Established as part of an SSG Structured Investing Group transaction.
2200        Financing and holding company for various GS entities.
2201        Performs administrative services related to issuance of collateralized mortgage obligations.
2202        Issues bonds and/or forms trusts to issue bonds collateralized by pools of mortgage related securities.
2204        Holding company for Express Securitization Specialty L.L.C. and Express II Securitization Specialty L.L.C.
2208        GSAM operations in Germany.
2209        Restructured entity replacing GSCM; holds 1% interest in Goldman Sachs Capital Markets Partners, L.P.
2210        Primarily engaged in trading interest rate and FX derivatives.
2210        Primarily engaged in trading interest rate and FX derivatives.
2212        As part of Goldman Sachs' independent research platform, Vantage Marketplace LLC's subject matter experts will consult with clients who have contracted the expert's services on specific questions/topics.
2220        Engaged in the origination and trading of corporate loans.
2220        Engaged in the origination and trading of corporate loans.
2221        Established primarily to buy and sell bank debt; additionally, the entity does trade in some securities.
2223        Established as part of an SSG Structured Investing Group transaction.

2224        GS Global Funding (Cayman) Ltd   2223   GS Global Funding, Inc.          100.00  Cayman Islands
2225        Hechshire Limited (form Mudchu   1328   Shire UK Limited                 100.00  United Kingdom
2226        Cheshire Holdings Europe Limit   0009   Goldman Sachs Group, Inc.        100.00  Jersey, Channel Islands
2228        Luge LLC                         2234   Mehetia Holdings Inc.            100.00  Delaware
2229        Madison/Special Situations Val   2221   Special Situations Invest Grou   100.00  Delaware
2230        RTV Ventures LLC                 2220   Goldman Sachs Credit Part L.P.   100.00  Texas
2231        GSGF Mortgage I, Co.             2200   GS Financial Serv L.P. (DEL)      19.00  Delaware
2231        GSGF Mortgage I, Co.             2223   GS Global Funding, Inc.           81.00  Delaware
2232        GSGF Mortgage II, Co.            2231   GSGF Mortgage I, Co.             100.00  Delaware
2233        GS Mortgage I, Partners          1502   Goldman Sachs Mortgage Company    95.00  Delaware
2233        GS Mortgage I, Partners          2279   GS MORTGAGE I HOLDINGS LLC         5.00  Delaware
2234        Mehetia Holdings Inc.            2235   GS Mehetia Corp                   20.00  Delaware
2234        Mehetia Holdings Inc.            2236   GS Mehetia LLC                    50.00  Delaware
2234        Mehetia Holdings Inc.            2237   GS Mehetia Partnership LP         30.00  Delaware
2235        GS Mehetia Corp                  0009   Goldman Sachs Group, Inc.        100.00  Delaware
2236        GS Mehetia LLC                   0009   Goldman Sachs Group, Inc.        100.00  Delaware
2237        GS Mehetia Partnership LP        2235   GS Mehetia Corp                    1.00  Delaware
2237        GS Mehetia Partnership LP        2236   GS Mehetia LLC                    99.00  Delaware
2238        Mehetia Inc                      2234   Mehetia Holdings Inc.            100.00  Delaware
2239        Carrera2 LLC                     2234   Mehetia Holdings Inc.            100.00  Delaware
2240        GS Global Funding Services I L   0823   Goldman Sachs Investments (Mau   100.00  China
2241        GS Global Funding Serv II Limi   0823   Goldman Sachs Investments (Mau   100.00  China
2242        GS Global Funding Hong Kong I    0009   Goldman Sachs Group, Inc.         99.00  China
2242        GS Global Funding Hong Kong I    2200   GS Financial Serv L.P. (DEL)       1.00  China

2224        Established as part of an SSG Structured Investing Group transaction.
2225        Established as part of an SSG Structured Investing Group transaction.
2226        Established as part of an SSG Structured Investing Group transaction.
2228        Established as part of an SSG Structured Investing Group transaction.
2229        Joint venture specializing in bankruptcy trade claims.
2230        Established to service an existing loan portfolio.
2231        Established as part of an SSG Structured Investing Group transaction.
2231        Established as part of an SSG Structured Investing Group transaction.
2232        Established as part of an SSG Structured Investing Group transaction.
2233        Established as part of an SSG Structured Investing Group transaction.
2233        Established as part of an SSG Structured Investing Group transaction.
2234        Established as part of an SSG Structured Investing Group transaction.
2234        Established as part of an SSG Structured Investing Group transaction.
2234        Established as part of an SSG Structured Investing Group transaction.
2235        Established as part of an SSG Structured Investing Group transaction.
2236        Established as part of an SSG Structured Investing Group transaction.
2237        Established as part of an SSG Structured Investing Group transaction.
2237        Established as part of an SSG Structured Investing Group transaction.
2238        Established as part of an SSG Structured Investing Group transaction.
2239        Established as part of an SSG Structured Investing Group transaction.
2240        Established as part of an SSG Structured Investing Group transaction.
2241        Established as part of an SSG Structured Investing Group transaction.
2242        Established as part of an SSG Structured Investing Group transaction.
2242        Established as part of an SSG Structured Investing Group transaction.

2243        GS Global Funding Hong Kong II   0009   Goldman Sachs Group, Inc.         99.00  China
2243        GS Global Funding Hong Kong II   2200   GS Financial Serv L.P. (DEL)       1.00  China
2244        GS Glob Fund Hong Kong Trust I   0160   Goldman Sachs (Asia) Finance     100.00  China
2245        GS Glob Fund Hong KongTrust II   0160   Goldman Sachs (Asia) Finance     100.00  China
2246        GS Glob Funding Hong Kong Part   2245   GS Glob Fund Hong KongTrust II   100.00  China
2247        GS Global Funding II Co.         2223   GS Global Funding, Inc.          100.00  Delaware
2248        GS Global Funding III Co.        2247   GS Global Funding II Co.         100.00  Delaware
2249        GS Global Funding IV, LLC        2248   GS Global Funding III Co.        100.00  Delaware
2250        GS Global Investments Co.        2200   GS Financial Serv L.P. (DEL)     100.00  Delaware
2251        GS Global Investments II, Ltd    2252   GS Global Investments III Trus   100.00  Cayman Islands
2252        GS Global Investments III Trus   2250   GS Global Investments Co.        100.00  Delaware
2253        COUNTY ASSETS LIMITED            2254   COUNTY FUNDING LIMITED           100.00  Cayman Islands
2254        COUNTY FUNDING LIMITED           2255   COUNTY UK LIMITED                100.00  United Kingdom
2255        COUNTY UK LIMITED                2256   GS GLOBAL INVESTMENTS UK, INC    100.00  Cayman Islands
2256        GS GLOBAL INVESTMENTS UK, INC    2250   GS Global Investments Co.        100.00  Delaware
2257        MADISON/SPECIAL SITUATIONS VAL   2221   Special Situations Invest Grou   100.00  Delaware
2258        GS GLOBAL PARTNERS LLC           2200   GS Financial Serv L.P. (DEL)     100.00  Delaware
2270        GS Wind Power II LLC             2298   GSFS INVESTMENTS I CORP          100.00  Delaware
2271        GS RAFT RIVER I HOLDINGS, LLC    2298   GSFS INVESTMENTS I CORP          100.00  United States
2272        RAFT RIVER ENERGY I, LLC         2271   GS RAFT RIVER I HOLDINGS, LLC    100.00  United States
2273        BRIDGEWATER ODC, LLC             0009   Goldman Sachs Group, Inc.        100.00  United States
2279        GS MORTGAGE I HOLDINGS LLC       1502   Goldman Sachs Mortgage Company   100.00  Delaware
2280        Synfuel Solutions Holdings LLC   0009   Goldman Sachs Group, Inc.         99.99  Delaware
2280        Synfuel Solutions Holdings LLC   2200   GS Financial Serv L.P. (DEL)       0.01  Delaware
2282        GS V-1 Holdings, L.P.            0009   Goldman Sachs Group, Inc.          1.00  Bermuda

2243        Established as part of an SSG Structured Investing Group transaction.
2243        Established as part of an SSG Structured Investing Group transaction.
2244        Established as part of an SSG Structured Investing Group transaction.
2245        Established as part of an SSG Structured Investing Group transaction.
2246        Established as part of an SSG Structured Investing Group transaction.
2247        Established as part of an SSG Structured Investing Group transaction.
2248        Established as part of an SSG Structured Investing Group transaction.
2249        Established as part of an SSG Structured Investing Group transaction.
2250        Established as part of an SSG Structured Investing Group transaction.
2251        Established as part of an SSG Structured Investing Group transaction.
2252        Established as part of an SSG Structured Investing Group transaction.
2253        Established as part of an SSG Structured Investing Group transaction.
2254        Established as part of an SSG Structured Investing Group transaction.
2255        Established as part of an SSG Structured Investing Group transaction.
2256        Established as part of an SSG Structured Investing Group transaction.
2257        Joint venture partner to purchase small bankruptcy trade clients.
2258        Established as part of an SSG Structured Investing Group transaction.
2270        Established as part of an SSG Structured Investing Group transaction.
2271        Established as part of an SSG Structured Investing Group transaction.
2272        Established as part of an SSG Structured Investing Group transaction.
2273        Entity to house a proposed new uS data centre property
2279        Established as part of an SSG Structured Investing Group transaction.
2280        Holding company for Synfuel Solutions LLC.
2280        Holding company for Synfuel Solutions LLC.
2282        Established as part of an SSG Structured Investing Group transaction.

2282        GS V-1 Holdings, L.P.            0250   Goldman Sachs Global Holdings     99.00  Bermuda
2283        GS WIND LLC                      2200   GS Financial Serv L.P. (DEL)     100.00  Delaware
2284        GS GLOBAL MARKETS INC            2200   GS Financial Serv L.P. (DEL)     100.00  Delaware
2285        GS CAPITAL INVESTMENTS LIMITED   2200   GS Financial Serv L.P. (DEL)     100.00  United Kingdom
2286        GS CAPITAL INVESTMENTS II LTD    2285   GS CAPITAL INVESTMENTS LIMITED   100.00  United Kingdom
2287        CAP INVESTMENTS (US) III LLC     2286   GS CAPITAL INVESTMENTS II LTD    100.00  Delaware
2290        GSFS  Investor Inc.              0009   Goldman Sachs Group, Inc.        100.00  Hong Kong
2291        Minerva Investment Partnership   0410   Minerva L.P.                       1.00  United Kingdom
2291        Minerva Investment Partnership   0411   Minerva Inc.                      99.00  United Kingdom
2298        GSFS INVESTMENTS I CORP          2200   GS Financial Serv L.P. (DEL)     100.00  Delaware
2299        ENERGY CENTER HOLDINGS LLC       2298   GSFS INVESTMENTS I CORP          100.00  Delaware
2300        MINATO DEBT COLLECTION KK        1503   MLQ Investors, L.P.              100.00  Japan
2301        GS 737 CLASSICS LEASING LLC      2298   GSFS INVESTMENTS I CORP          100.00  United States
2302        GS FUNDING OPPORTUNITIES         2303   GS FUNDING OPPORTUNITIES II      100.00  Delaware
2303        GS FUNDING OPPORTUNITIES II      2200   GS Financial Serv L.P. (DEL)     100.00  Delaware
2304        FLURET TRUST                     2200   GS Financial Serv L.P. (DEL)      95.00  Delaware
2304        FLURET TRUST                     2303   GS FUNDING OPPORTUNITIES II        5.00  Delaware
2305        FLURET LIMITED                   2304   FLURET TRUST                     100.00  Delaware
2309        GAC PERSONAL TK                  0347   GAC PERSONAL CO. LTD             100.00  Japan
2311        LINDEN WOOD TK                   0358   LINDEN WOOD, LTD                 100.00  Japan
2312        LEAF GREEN TK                    0357   LEAF GREEN CO. LTD               100.00  Japan
2313        SOLAR WIND TK                    0359   SOLAR WIND LTD                   100.00  Japan
2314        NIHON ENDEAVOR FUND TK           0791   Nihon Endeavor Fund Co., LTD     100.00  Japan
2315        KYUSHU HOTEL MGT CO., LTD        0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
2320        GS Diversified Investments Ltd   2200   GS Financial Serv L.P. (DEL)     100.00  United States
2321        GS Diversified Holdings Ltd      2322   GS Diversified Funding LLC       100.00  Cayman Islands

2282        Established as part of an SSG Structured Investing Group transaction.
2283        Established as part of an SSG Structured Investing Group transaction.
2284        Established as part of an SSG Structured Investing Group transaction.
2285        Established as part of an SSG Structured Investing Group transaction.
2286        Established as part of an SSG Structured Investing Group transaction.
2287        Established as part of an SSG Structured Investing Group transaction.
2290        Established as part of an SSG Structured Investing Group transaction.
2291        Established as part of an SSG Structured Investing Group transaction.
2291        Established as part of an SSG Structured Investing Group transaction.
2298        Established as part of an SSG Structured Investing Group transaction.
2299        Established as part of an SSG Structured Investing Group transaction.
2300        An ASSG related entity that acts as core servicer for loan and real estate SPCs in Japan.
2301        Established as part of an SSG Structured Investing Group transaction.
2302        Established as part of an SSG Structured Investing Group transaction.
2303        Established as part of an SSG Structured Investing Group transaction.
2304        Established to facilitate structured financing.
2304        Established to facilitate structured financing.
2305        Established as part of an SSG Structured Investing Group transaction.
2309        An ASSG related entity that purchased residential loans from Chiyoda Life.
2311        An ASSG related entity that invests in distressed loans.
2312        An ASSG related entity that holds non-performing loans.
2313        An ASSG related entity that invests in distressed loans.
2314        An ASSG related entity that invests in distressed loans
2315        ASSG related entity engaged in hotel management.
2320        Established as part of an SSG Structured Investing Group transaction.
2321        Established as part of an SSG Structured Investing Group transaction.

2322        GS Diversified Funding LLC       0009   Goldman Sachs Group, Inc.        100.00  United States
2323        Wyndham Investments I  Ltd       2200   GS Financial Serv L.P. (DEL)      86.67  Cayman Islands
2323        Wyndham Investments I  Ltd       2322   GS Diversified Funding LLC        13.33  Cayman Islands
2324        Wyndham Investments II Ltd       2323   Wyndham Investments I  Ltd       100.00  Cayman Islands
2325        Rothmill Investment Company      2320   GS Diversified Investments Ltd   100.00  Cayman Islands
2326        501-2 Investment Partnership     2325   Rothmill Investment Company      100.00  Australia
2327        201-2 Investment Partnership     2325   Rothmill Investment Company      100.00  Australia
2328        ACP Partnership Services         2324   Wyndham Investments II Ltd       100.00  Cayman Islands
2329        GS Solar Power I, LLC            2298   GSFS INVESTMENTS I CORP          100.00  United States
2330        Lorraine Funding Limited         1222   Goldman Sachs (Cayman) Holding   100.00  Cayman Islands
2331        Chiltern Trust                   2200   GS Financial Serv L.P. (DEL)      95.00  Isle of Jersey
2331        Chiltern Trust                   2284   GS GLOBAL MARKETS INC              5.00  Isle of Jersey
2343        GS Diversified Finance I  LLC    2200   GS Financial Serv L.P. (DEL)     100.00  United States
2344        GS Diversified Finance II  LLC   2200   GS Financial Serv L.P. (DEL)     100.00  United States
2345        GS Diversified Finance III LLC   2200   GS Financial Serv L.P. (DEL)     100.00  United States
2346        GS Diversified Finance IV LLC    2200   GS Financial Serv L.P. (DEL)     100.00  United States
2347        GS Diversified Finance V  LLC    2200   GS Financial Serv L.P. (DEL)     100.00  United States
2349        GS Diversified Holdings II LLC   2200   GS Financial Serv L.P. (DEL)      99.99  Delaware
2349        GS Diversified Holdings II LLC   2345   GS Diversified Finance III LLC     0.01  Delaware
2350        GSCP (Del) Inc                   0009   Goldman Sachs Group, Inc.        100.00  United States
2351        GSCP (Del) LLC                   2350   GSCP (Del) Inc                   100.00  United States
2353        FJT (HK) LIMITED                 0165   Goldman Sachs (Asia) Finance     100.00  Hong Kong
2354        Linden Wood II, Ltd.             1503   MLQ Investors, L.P.              100.00  Japan
2355        Shiga (Delaware) LLC             0165   Goldman Sachs (Asia) Finance     100.00  United States
2356        Kiri (Delaware) LLC              0165   Goldman Sachs (Asia) Finance     100.00  United States
2357        BAY WIND II LTD                  1503   MLQ Investors, L.P.              100.00  Japan

2322        Established as part of an SSG Structured Investing Group transaction.
2323        Established as part of an SSG Structured Investing Group transaction.
2323        Established as part of an SSG Structured Investing Group transaction.
2324        Established as part of an SSG Structured Investing Group transaction.
2325        Established as part of an SSG Structured Investing Group transaction.
2326        Established as part of an SSG Structured Investing Group transaction.
2327        Established as part of an SSG Structured Investing Group transaction.
2328        Established as part of an SSG Structured Investing Group transaction.
2329        Established as part of an SSG Structured Investing Group transaction.
2330        Established as part of an SSG Structured Investing Group transaction.
2331        Established in connection with a third party funding transaction.
2331        Established in connection with a third party funding transaction.
2343        Established as part of an SSG Structured Investing Group transaction.
2344        Established as part of an SSG Structured Investing Group transaction.
2345        Established as part of an SSG Structured Investing Group transaction.
2346        Established as part of an SSG Structured Investing Group transaction.
2347        Established as part of an SSG Structured Investing Group transaction.
2349        Established as part of an SSG Structured Investing Group transaction.
2349        Established as part of an SSG Structured Investing Group transaction.
2350        Established to act as general partner and regular partner in GSCP.
2351        Established to act as limited partners for GSCP.
2353        ASSG related entity holding a hotel property in China.
2354        TK operator of Linden Wood II TK.
2355        This entity, a TK investor, was set up to provide equity financing to SPCs which invests in non-performing loans and real estates.
2356        Pass-through entity used in connection with TK investing structures.
2357        This entity is a SPC which purchases golf course operators as a facility similar to Southwind structure.

2358        GS Leasing (KCSR 2005-1) LLC     2298   GSFS INVESTMENTS I CORP          100.00  United States
2359        MINATOMARU HOTEL  HOLDINGS CO.   0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
2398        PMF-1 (BES III)                  0762   ELQ INVESTORS, LTD               100.00  United Kingdom
2399        PMF-2 (BES III), LTD             2400   GS EUROPEAN OPP FUND BV          100.00  United Kingdom
2400        GS EUROPEAN OPP FUND BV          0762   ELQ INVESTORS, LTD               100.00  Netherlands
2400        GS EUROPEAN OPP FUND BV          1513   MTGLQ Investors, LP                0.00  Netherlands
2401        GS EUROPEAN OPPORTUNITY FUND,    1513   MTGLQ Investors, LP              100.00  Delaware
2402        DEMAC FINANCIAL SERVICES S.R.O   1513   MTGLQ Investors, LP              100.00  Czech Republic
2403        PMF - 1, LTD                     0762   ELQ INVESTORS, LTD               100.00  United Kingdom
2404        PMF-2 LTD                        2400   GS EUROPEAN OPP FUND BV          100.00  United Kingdom
2405        GS European Investment Grp II    2406   GS European Opportunities F II   100.00  United Kingdom
2406        GS European Opportunities F II   0762   ELQ INVESTORS, LTD               100.00  United Kingdom
6001        JLQ LLC                          2200   GS Financial Serv L.P. (DEL)     100.00  Cayman Islands
6007        NASU URBANE PROPERTIES CO., LT   6001   JLQ LLC                          100.00  Japan
6021        Arrow Reinsurance Company Lim    0009   Goldman Sachs Group, Inc.        100.00  Bermuda
6051        Goldman Sachs Financial MarkLP   0009   Goldman Sachs Group, Inc.         99.00  Delaware
6051        Goldman Sachs Financial MarkLP   0080   Goldman Sachs Financial Market     1.00  Delaware
6100        Goldman Sachs Europe - BGA       0220   Goldman Sachs Holding (U.K.)      99.00  United Kingdom
6100        Goldman Sachs Europe - BGA       0709   Goldman Sachs Group Holdings (     1.00  United Kingdom
6103        William Street Commitment        0009   Goldman Sachs Group, Inc.        100.00  Delaware
6104        William Street Equity            2210   Goldman Sachs Cap Markets, L.P   100.00  Delaware
6105        William Street Funding           6104   William Street Equity            100.00  Delaware
6107        GOLDMAN SACHS (JERSEY) LTD       0201   Goldman Sachs International      100.00  Isle of Jersey
6108        WILLIAM STREET CREDIT CORPORAT   0009   Goldman Sachs Group, Inc.        100.00  Delaware

2358        The entity is an equity holder in a leverage lease transaction where the assets are locomotives.
2359        Holds hotels in Narita, Naha and Chitose, Japan.
2398        It is not a true legal entity. PMF 1 (2403) has a non  performing porfolio for which the desk needs separate reporting and entity 2398 has been set up to facilitate this.
2399        It is not a true legal entity. PMF 2 (2404) has a non  performing porfolio for which the desk needs separate reporting and entity 2399 has been set up to facilitate this.
2400        Established to purchase through its subsidiaries fixed income securities and maintain a portfolio of investments.
2400        Established to purchase through its subsidiaries fixed income securities and maintain a portfolio of investments.
2401        Established to provide funding to GS European Strategic Investment Group BV.
2402        Incorporated to provide debt servicing and administrative services for CDV-1, Ltd.'s loan assets.
2403        Incorporated to provide debt servicing and administrative services for CDV-1, Ltd.'s loan assets.
2404        Established for the purpose of acquiring a 95% participation in a portfolio of non-performing Portuguese mortgages from
            PMF-1, Ltd.
2405        To purchase and originate publicly and privately issued fixed income securities
2406        Holding company
6001        An ASSG related entity that invests in loans.
6007        An ASSG related entity that holds property of Japanese style hotel, "Ouan".
6021        Established to support catastrophe reinsurance business.
6051        A registered U.S. broker-dealer whose business consists of dealer activities in eligible OTC derivative instruments, together with related cash management and portfolio management activities.
6051        A registered U.S. broker-dealer whose business consists of dealer activities in eligible OTC derivative instruments, together with related cash management and portfolio management activities.
6100        Engaged in agency stock lending business.
6100        Engaged in agency stock lending business.
6103        Extends unfunded loan commitments to investment-grade customers of Goldman Sachs Group, Inc.
6104        Invests in William Street Funding Corporation in exchange for equity and mezzanine securities.
6105        Provides liquidity for potential funding of loan commitments originated by William Street Commitment Corporation.
6107        Acts as an issuer of securitized derivatives in the UK market
6108        Issues commitments (both funded and unfunded) under the William Street program that will not for various reasons be issued by WS Commitment Corp.

6109        GSSM HOLDING UK                  0009   Goldman Sachs Group, Inc.        100.00  United Kingdom
6110        GSSM HOLDING CORP                0009   Goldman Sachs Group, Inc.        100.00  Delaware
6111        GS EURO STRATEGIC INVST GRP BV   2400   GS EUROPEAN OPP FUND BV          100.00  Netherlands
6112        GS EUROPEAN INVESTMENT GRP BV    0762   ELQ INVESTORS, LTD               100.00  Netherlands
6113        GS EURO MEZZANINE INVST GRP BV   0762   ELQ INVESTORS, LTD               100.00  Netherlands
6114        GS EUROPEAN PERFORMANCE FUND     0009   Goldman Sachs Group, Inc.        100.00  Ireland
6115        GS Multi-Curr Euro Performance   0009   Goldman Sachs Group, Inc.        100.00  Ireland
6116        GS Specialty Lending Holdings    0009   Goldman Sachs Group, Inc.        100.00  Delaware
6117        SSIG SPF One LQ, LLC             1513   MTGLQ Investors, LP              100.00  Delaware
6118        GS Specialty Lending HoldingII   0009   Goldman Sachs Group, Inc.        100.00  United States
6119        Remark Funding Co, LLC.          1513   MTGLQ Investors, LP              100.00  United States
6120        GS Spec. Lending CLO-I LTD       6118   GS Specialty Lending HoldingII   100.00  United States
6121        Charleston Reinsurance LLC       6122   Columbia Capital Life Reins Co   100.00  South Carolina
6122        Columbia Capital Life Reins Co   0009   Goldman Sachs Group, Inc.        100.00  South Carolina
6136        Triumph Investments II (Irel)    0191   GS Asian Venture (Delaware)LLC   100.00  Ireland
6137        Triumph III Inv (Ireland) Ltd    6150   Best II Investments (Delaware)   100.00  Ireland
6138        GS Structured Products (Asia)    0160   Goldman Sachs (Asia) Finance     100.00  Cayman Islands
6150        Best II Investments (Delaware)   2200   GS Financial Serv L.P. (DEL)     100.00  Ireland
6151        Astoria Investment Ventures, I   0160   Goldman Sachs (Asia) Finance     100.00  Philippines
6152        Baekdu Investments Limited       2200   GS Financial Serv L.P. (DEL)     100.00  Cayman Islands
6153        GS STRATEGIC INVESTMENTS (ASIA   0194   MLT Investments Ltd.             100.00  Delaware
6155        GS India Venture Capital Limit   0164   Jade Dragon (Mauritius) Ltd      100.00  Hong Kong

6109        Established to hold firm's investments in SMFG convertible preferreds - As of 11-25-05, it no longer held the shares of
            GSSM Hldg Corp.
6110        Established to hold firm's investments in SMFG convertible preferreds - As of 11-25-05, the SMFG Pref's were held by GS Group,
6111        Primarily invests in non investment grade securities and loans of European companies.
6112        Established to purchase and originate publicly and privately issued fixed income securities.
6113        Established to purchase and originate publicly and privately issued fixed income securities.
6114        Primarily invests in investment grade debt instruments of European companies.
6115        Established to hold USD, GDP and Euro notes from the GS European Performance Fund Limited and issue single currency
            Euro notes to the Investor.
6116        Originates (or purchases) loans made to middle market borrowers that cannot sufficiently access the market through traditional senior bank debt lenders.
6117        Actively managed opportunity fund which invests in distressed credit.
6118        Originates (or purchases) loans made to middle market borrowers that cannot sufficiently access the market through traditional senior bank debt lenders.
6119        General purpose entity for the PFG consumer business to invest in portfolios of consumer loans.
6120        Established to be an actively managed performance fund engaged in par credit investing.
6121        To pursue various opportunities in the reinsurance business.
6122        Established to pursue various opportunities in the reinsurance business.
6136        Established primarily to hold ASSG positions in Korean assets.
6137        Established to hold an array of Dong Ah Construction Ltd. Claims with a portion guaranteed by Korea Express Co.
            ("KorEx") and certain direct claim of KorEx.
6138        Established for issuance of Hong Kong listed warrants.
6150        Owns Triumph Investments (Ireland) Limited and Triumph III Investments (Ireland) Limited.
6151        Owns approximately 18.6% of the ERP shares issued by a Philippine metro operating company.
6152        A holding company that owns 30% of Alkas Realty Pte. Ltd., which in turn, owns the DBS Building (a 862,810 sq ft. Grade
            A office complex comprising of 2 adjacent towers) in Singapore.
6153        To hold ASSG  investments
6155        Will hold ASSG assets.

6156        GS STRATEGIC HOLDINGS LIMITED    0193   Panda Investments Ltd.           100.00  Mauritius
6157        COUGAR INVESTMENTS (MAURITIUS)   0193   Panda Investments Ltd.           100.00  Mauritius
6158        TUNG FUNG DEVELOPMENT CO.        0196   EUSTON ENTERPRISES LTD            50.00  Hong Kong
6158        TUNG FUNG DEVELOPMENT CO.        0197   FAIRWAY ENTERPRISES LTD           50.00  Hong Kong
6159        GOLDMAN SACHS LLC                0435   Hull Trading Asia, Limited       100.00  Hong Kong
6160        GS Strategic Investments (Dela   0196   EUSTON ENTERPRISES LTD            50.00  Delaware
6160        GS Strategic Investments (Dela   0197   FAIRWAY ENTERPRISES LTD           50.00  Delaware
6163        GRAND STEEL STRATEGIC INVESTMT   6153   GS STRATEGIC INVESTMENTS (ASIA   100.00  Cayman Islands
6164        GLOBAL TECHNOLOGIES INTERNATIO   0194   MLT Investments Ltd.             100.00  British Virgin Islands
6165        GS CHINA VENTURE I(MAURITIUS)    0164   Jade Dragon (Mauritius) Ltd      100.00  Mauritius
6166        GS CHINA VENTURE II (MAURITIUS   0164   Jade Dragon (Mauritius) Ltd      100.00  Mauritius
6167        Jade Dragon Venture Inv Limite   6165   GS CHINA VENTURE I(MAURITIUS)     60.00  China
6167        Jade Dragon Venture Inv Limite   6166   GS CHINA VENTURE II (MAURITIUS    40.00  China
6168        ELEVATECH LIMITED                0198   Wealth Earner Limited            100.00  Hong Kong
9868        REP PEB REALTY, LLC              6117   SSIG SPF One LQ, LLC             100.00  Delaware
9869        REP PRK Realty, LLC              0009   Goldman Sachs Group, Inc.        100.00  Delaware
9870        REP ALX Realty, LLC              0009   Goldman Sachs Group, Inc.        100.00  Delaware

6156        To hold ASSG positions in Mengxi Cement
6157        To hold ASSG positions in Indian private equities.
6158
6158
6159        To hold our investment in  ICBC.
6160        Potentially holding ASSG positions
6160        Potentially holding ASSG positions
6163        To hold investments in Jianlong, a steel Manufacturer in China
6164        Holding 20% of APPH (a Philippines Co) and 20 % of APPCo. APPH and APPCo are engaged in real estate contruction and development business
6165        Holding Co of Jade Dragon Venture Investment Limited
6166        Holding Co of Jade Dragon Venture Investment Limited
6167        TO hold China Investments in future
6167        TO hold China Investments in future
6168        Holding ASSG investments
9868        REPIA entity.
9869        REPIA entity.
9870        REPIA entity.

These entities are directly or indirectly controlled by or under common control with the Company.


ITEM 30. INDEMNIFICATION

RULE 484 UNDERTAKING - Article VI of the Company's Bylaws of states: The Corporation shall indemnify to the full extent permitted by applicable law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. Expenses, including attorneys' fees, incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if such person if finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Corporation or other enterprise. The Corporation shall accept such undertaking without reference to the financial ability of such person to make repayment. Notwithstanding the foregoing, no indemnification shall be provided for any person with respect to any matter as to which such person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that the action was in best interests of the Corporation or other enterprise. No matter disposed of by settlement, compromise, the entry of a consent decree or the entry of any plea in a criminal proceeding, shall of itself be deemed an adjudication of not having acted in good faith in the reasonable belief that the action was in the best interest of the Corporation. The rights provided to any person by this by-law shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as director, officer or employee as provided above. No amendment of this by-law shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

ITEM 31. PRINCIPAL UNDERWRITERS


     (A) Security Distributors, Inc. also acts as a principal underwriter for the following:

          - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Commonwealth Annuity Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO and Commonwealth Annuity Select Separate Account of Commonwealth Annuity and Life Insurance Company


          - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.


     (B) The Principal Business Address of each of the following Directors and Officers of Security Distributors, Inc. is One Security Benefit Place, Topeka, Kansas 66636.



NAME                      POSITION OR OFFICE WITH UNDERWRITER
----                      -----------------------------------
Gregory J. Garvin         Director and President
Michael G. Odlum          Director and Vice President
Brenda M. Harwood         Director, Vice President & Assistant Treasurer
Frank D. Memmo            Director and Vice President
Richard J. Wells          Director
Thomas R. Kaehr           Treasurer
Amy J. Lee                Secretary and Chief Compliance Officer
Christopher D. Swickard   Assistant Secretary



     (C) As indicated in Part B (Statement of Additional Information) in response to Item 20(c), there were no commissions retained by VeraVest Investments, Inc., the former principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 2006. No other commission or other compensation was received by the former principal underwriter, directly or indirectly, from the

          Registrant during the Registrant's last fiscal year. No commissions or other compensation was received by Security Distributors, Inc., the current principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.


ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder, are maintained for the Company by Security Benefit Life Insurance Company at One Security Benefit Place, Topeka, Kansas.

ITEM 33. MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 34. FEE REPRESENTATION (pursuant to Section 26(e) of the Investment Company Act of 1940)

     The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Southborough, and Commonwealth of Massachusetts, on the 13th day of April, 2007.


                                VEL II ACCOUNT OF
                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY


                              By: /s/ Samuel Ramos
                                  ----------------------------------------------
                                  Samuel Ramos, Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURES                              TITLE                                                   DATE
----------                              -----                                                   ----


/s/ Michael A. Pirrello                 Vice President and Chief Financial Officer              April 13, 2007
-------------------------------------
Michael A. Pirrello


Allan S. Levine*                        Chairman of the Board
-------------------------------------


Nicholas Helmuth Von Moltke*            Director, Vice President, and Chief Operating Officer
-------------------------------------


J. William McMahon*                     Director
-------------------------------------


Timothy J. O'Neill*                     Director
-------------------------------------


Michael A. Reardon*                     Director, President, and Chief Executive Officer
-------------------------------------


John J. Fowler*                         Vice President


/s/ Samuel Ramos                        Vice President and Secretary
-------------------------------------
Samuel Ramos


Amol Sagun Naik*                        Vice President and Treasurer
-------------------------------------


Jane Spanier Grosso*                    Vice President and Controller
-------------------------------------


Alan Akihiro Yamamura*                  Vice President and Chief Risk Officer
-------------------------------------


Margot K. Wallin*                       Vice President and Chief Compliance Officer
-------------------------------------



* Jon-Luc Dupuy, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Powers of Attorney dated April 9, 2007 duly executed by such persons.



/s/ Jon-Luc Dupuy
-------------------------------------
Jon-Luc Dupuy, Attorney-in-Fact

(33-57792) VEL II

                             FORM N-6 EXHIBIT TABLE


Exhibit (G)(25)   Reinsurance Agreement between Columbia Capital Life
                  Reinsurance Company ("Columbia Capital") and Commonwealth
                  Annuity

Exhibit (H)(9)    Form of Amended and Restated Participation Agreement dated
                  September 25, 2006 with Franklin Templeton Variable Insurance
                  Products Trust, Franklin/Templeton Distributors, Inc., and
                  Commonwealth Annuity and Life Insurance Company

Exhibit (I)(2)    Directors' Powers of Attorney

Exhibit (I)(4)    Form of Administrative Services Agreement dated
                  January 2, 2006 between the Company and Goldman Sachs Asset
                  Management L.P.

Exhibit (I)(6)    Transition Services Agreement dated December 30, 2005 between
                  The Hanover Insurance Group, Inc., First Allmerica Financial
                  Life Insurance Company, and Allmerica Financial Life Insurance and Annuity Company, and The Goldman Sachs Group, Inc.

Exhibit (I)(7)    Restructuring Agreement dated as of December 30, 2005 between
                  The Hanover Insurance Group, Inc., Allmerica Financial Life
                  Insurance and Annuity Company and First Allmerica Financial
                  Life Insurance Company

Exhibit (I)(9)    Form of Amended and Restated Administrative Services Agreement
                  between Franklin Templeton Services, LLC and Commonwealth
                  Annuity and Life Insurance Company


Exhibit (K)       Opinion of Counsel

Exhibit (N)       Consent of Independent Registered Public Accounting Firm